UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	Aberdeen Funds

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	877-332-7806

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Item 1. Reports to Shareholders.

Aberdeen Funds

Equity Series

Annual Report

October 31, 2012

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen Asia-Pacific Smaller Companies Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen Global Equity Fund

Aberdeen Global Natural Resources Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Fund

Aberdeen Small Cap Fund

Aberdeen U.S. Equity Fund

Aberdeen U.S. Equity II Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 3
Aberdeen Asia-Pacific Smaller Companies Fund	Page 8
Aberdeen China Opportunities Fund	Page 14
Aberdeen Emerging Markets Fund	Page 18
Aberdeen Equity Long-Short Fund	Page 23
Aberdeen Global Equity Fund	Page 29
Aberdeen Global Natural Resources Fund	Page 34
Aberdeen Global Small Cap Fund	Page 38
Aberdeen International Equity Fund	Page 43
Aberdeen Small Cap Fund	Page 48
Aberdeen U.S. Equity Fund	Page 53
Aberdeen U.S. Equity II Fund	Page 58

Financial Statements	Page 63

Notes to Financial Statements	Page 108

Report of Independent Registered Public Accounting Firm	Page 128

Other Tax Information	Page 129

Shareholder Expense Examples	Page 130

Supplemental Information	Page 132
Management of the Funds	Page 137

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

October 31, 2012

Dear Valued Shareholder:

Welcome to the Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2012.

Market overview

During the reporting period, global securities markets generally recorded positive returns amid rising optimism spurred mainly by the easing of monetary policy by central banks. This offset concerns over the relatively slower pace of global economic growth and the ongoing sovereign debt crisis in the Eurozone. The aggressive efforts by the European Central Bank and the U.S. Federal Reserve to increase liquidity in the global financial markets boosted investor confidence for much of the period. Towards the end of the period, however, there was a new round of volatility resulting from worries surrounding the November 2012 U.S. presidential and Congressional elections, as well as the looming “fiscal cliff” of government spending cuts and tax hikes set to take effect on January 1, 2013. The U.S. broader-market S&P 500 Index posted a sizeable gain for the annual period, outperforming both the developed-market MSCI All Country World ex US Index and the MSCI Emerging Markets Index, which were affected disproportionately by the Eurozone fiscal crisis and a slowdown in economic growth in China.

Aberdeen product developments

In October 2012, Aberdeen announced three new Multi-Asset Funds: Aberdeen Dynamic Allocation Fund, Aberdeen Diversified Income Fund and Aberdeen Diversified Alternatives Fund, formed as a result of the reorganization of Aberdeen’s previous Optimal Allocations series of target risk funds. The Funds are managed by the Aberdeen Solutions team, headed in the U.S. by Senior Investment Manager Richard Fonash. In our opinion, Aberdeen’s wide-ranging approach to asset class selection provides access to what we believe are some of the most interesting mutual fund portfolios currently available to investors.

The Aberdeen Emerging Markets Debt Fund was launched in early November 2012, in response to growing investor interest in the emerging markets debt asset class. The Fund is managed by Aberdeen’s Emerging Market Debt (EMD) team, led by Brett Diment. Aberdeen has over 10 years of experience investing in emerging market bonds. Additionally, members of the EMD team have been researching the asset class since 1993. We believe that investments in emerging markets bonds may potentially provide higher credit quality than in developed bond markets, without compromising yield. The Fund launch is an integral part of an ongoing strategic initiative to deliver Aberdeen’s core investment competencies to the U.S. retail and institutional markets.

Community initiatives

Ever since our founding, Aberdeen has always placed great importance on supporting the communities in which we invest and operate. The establishment of the Aberdeen Asset Management Charitable Foundation is an important next step in our quest to give back. In 2012, the Aberdeen Asset Management Charitable foundation awarded grants to several organizations in the U.S., including the Big Brothers/Big Sisters of America, Habitat for Humanity, and the Ronald McDonald House, as well as many other local charities and organizations in the communities in which we operate.

Aberdeen officially opened the doors to our new office in New York City In October. The NYC office, part of a continued effort to expand Aberdeen’s presence in the U.S. marketplace, will house some business development and marketing functions, complementing our North American headquarters and research center in Philadelphia.

Looking ahead

Investors do not like uncertainty and, while the U.S. election results may have provided answers to some questions hanging over the financial markets, there remain many unresolved issues. There are persistent fears of a decline in government and consumer spending resulting from the U.S. “fiscal cliff”; however, we feel that disaster will be avoided as the Obama administration and both houses of Congress scramble to reach a last-minute deal. In our opinion, any emergence of more positive economic data could result in the alignment of growth momentum, valuation and liquidity that should provide renewed support for higher-risk assets. Nonetheless, we believe that there will be volatility in the global markets going forward, and that a cautious approach is still appropriate.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Thank you for investing with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

2012 Annual Report

Market Review

Major global equity market indices moved higher for the 12-month period ended October 31, 2012, driven largely by the vast amount of liquidity injected into the global financial system. The upturn was led by the U.S., with the broader-market S&P 500 Index registering a 12-month gain of 15.2%, versus the respective 4.5% and 3.0% returns of the MSCI All Country World ex US Index and the MSCI Emerging Markets Index. Developed markets continued to outperform relative to their emerging markets counterparts, which saw more modest gains due to, among other things, investors’ worries about slowing economic growth in China. The Eurozone debt crisis and slowing economic activity dominated market sentiment during the reporting period, but we believe risk appetite returned following efforts by major global central banks to provide emergency loans to European banks. The European Central Bank’s (ECB) Long-Term Refinancing Operation for lenders raised investors’ hopes, as did news of the €130 billion (roughly US$167 billion) Greek bailout. Furthermore, the U.S. Federal Reserve’s third round of quantitative easing (dubbed “QE3”) and improved third-quarter 2012 economic data in the U.S., China and the UK, the latter of which emerged from a technical recession, boosted investors’ confidence. However, the gains were trimmed late in the annual period by investors’ concerns over the still-unresolved “fiscal cliff” of U.S. federal government spending cuts and income tax increases looming at the beginning of 2013, which weighed on U.S. corporate earnings towards the end of the period.

The U.S. equity market performed well for the annual period. Investors focused mainly on the myriad of monetary easing proposals and actions by the U.S. Federal Reserve (Fed); the latest developments in the ongoing sovereign debt crisis in the Eurozone; the November 2012 presidential election; the looming “fiscal cliff”; and the widening federal deficit in the U.S. While the nation’s unemployment rate declined modestly during the reporting period, job gains remain below the level needed to support steady economic growth over the long term, and gross domestic product (GDP) growth has slowed. The Fed made two moves in an effort to boost the relatively sluggish economic recovery during the reporting period, extending its “Operation Twist” program and later initiating QE3.

Regarding the international equity markets, the MSCI Europe Index posted a gain over the reporting period despite the negative impact of the ongoing sovereign debt crisis in the Eurozone. Optimism that funding pressures would ease was sparked by the ECB’s interest rate cuts to a historic low and the announcement of its Outright Monetary Transactions sovereign bond-buying program. Additionally, central banks in the UK and Japan expanded their quantitative easing efforts. Japan is still seeing relative weakness in industrial and manufacturing data, with particularly soft export demand from China and Europe.

The MSCI Emerging Markets Index moved higher during the reporting period but underperformed versus the MSCI World Index, the global developed market benchmark. Emerging economies were affected more proportionately by concerns about economic growth in China, in addition to the uncertainty surrounding the European sovereign debt crisis. Nevertheless, we feel that worries regarding a severe slowdown in China are overstated given the weight of policy tools still available to that nation’s government authorities. Towards the end of the period, improving data provided, in our view, evidence that economic activity might be picking up. Chinese government leaders have set a goal to double the country’s 2010-level GDP in a decade, which we extrapolate to a relatively lower pace of expansion of approximately 7% annually, as the nation sees a shift of its primary growth driver from investment to consumption.

While the concerns over the pace of global economic growth and the Eurozone fiscal crisis led to volatility in the global fixed income markets over the annual period, the Barclays Capital Global Aggregate Bond Index still finished with a modest gain. The U.S. was the top performer among its global peers for the reporting period, benefiting primarily from the Fed’s persistent monetary easing. With interest rates on most global government securities at or near all-time lows, investors sought relatively higher-yielding asset classes (including U.S. corporate bonds and tax-free municipal securities). The U.S. high-yield market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, advanced 7.3% during the annual period. The relatively strong performance was attributable primarily to an increase in risk appetite due to the near-record low U.S. Treasury yields, as well as investors’ optimism regarding the health of U.S. corporate balance sheets.

Concerted central bank actions have recently lifted global securities markets. Nonetheless, in our view, the rally appears to be waning amid growing uncertainty over global economic growth prospects. We believe that the ECB’s commitment to purchase sovereign debt buys more time for the troubled peripheral European economies (i.e., Portugal, Italy, Ireland, Greece and Spain), but the underlying fundamentals remain weak. Meanwhile, emerging economies are struggling to generate the kind of growth that has marked previous recoveries. Growth in the U.S., albeit showing signs of a turning point, is still fragile. We feel that the looming fiscal cliff could tip the U.S. economy back into recession if policymakers allow tax hikes and budget cuts to occur in early 2013, though we believe that a resolution of some sort remains the most likely outcome. U.S. President Barack Obama was elected to a second term in early November 2012. Although the election results reduced some uncertainty that had been hanging over the financial markets for some time, we believe that many challenges remain, including the ever-present risk of failure to implement a credible and effective long-term plan to reduce the U.S. federal debt as a percentage of its GDP.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Annual Report 2012

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Institutional Class shares at net asset value net of fees) returned 11.92% for the 12-month period ended October 31, 2012, versus the 6.84% return of its benchmark, the MSCI AC Asia Pacific ex Japan Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific Ex Japan Funds (consisting of 97 funds) was 6.32% for the period.

The MSCI AC Asia Pacific ex Japan Index rose during the annual period despite the turbulence that had buffeted regional markets. Much of the gains were due to major central banks’ attempts to reflate the global economy, which included the European Central Bank’s Long-Term Refinancing Operation bond-buying plan and the third round of quantitative easing from the U.S. Federal Reserve. Also reviving risk appetite were China’s cash infusion to boost liquidity in its banking system, as well as interest rate cuts in Europe and China. Sentiment had been roiled by speculation over Greece’s exit from the Eurozone, as well as anemic economic data across the globe.

Among contributors to the Fund’s relative return for the reporting period was industrial conglomerate Jardine Strategic Holdings, which posted positive results during the period due to the solid performance of its underlying businesses, such as Astra International in Indonesia and Dairy Farm International in Hong Kong. Also benefiting Fund performance were the rally in Indian cement producer Ultratech’s shares as both selling prices for cement, as well as profitability, improved, while defense and engineering group ST Engineering posted sizeable profit growth in the first half of 2012 and enjoyed a good flow of new orders, with positive momentum in Asian and U.S. markets.

The primary individual stock detractor from Fund performance was India’s Infosys, a software developer which saw its share price dragged lower by lackluster quarterly results. Additionally, the position in Australian insurer QBE Insurance hampered Fund performance, as the company expects the worst U.S. drought since the 1950s to erode profitability, given its position as the second-largest provider of crop insurance in the U.S. However, QBE’s core operations remained strong as it experienced a sharp drop in claims, an increase in investment income, as well as reduced taxes. Finally, shares of Indian motorcycle manufacturer Hero MotoCorp lagged the overall domestic market on concerns that future demand would be curbed by the weak economy, falling rural incomes and a rise in fuel prices after the government cut subsidies. Nevertheless, the company posted robust quarterly results during the annual period that were supported by solid product mix and pricing power.

Over the reporting period, we sold Korean retailer Shinsegae as we believed there were better opportunities elsewhere. We also exited the position in Hong Kong’s Sun Hung Kai Properties on our concerns over investigations involving its top executives and following a rebound in its share price. Against this, we initiated a position in Singapore-headquartered conglomerate Keppel Corporation, which has a growing pipeline of business in its key offshore and marine division. Additionally, we added to the Fund’s existing holding in Hong Kong-based semiconductor equipment manufacturer ASM Pacific Technology on price weakness, and to Standard Chartered, a UK-based commercial bank with retail and wholesale operations in Asia and the Mideast, following the slump in the share price when the news of a U.S. regulatory probe into alleged money laundering first broke. The company agreed to a US$340 million settlement of the matter with the State of New York and its share price subsequently rebounded.

The Fund’s largest absolute stock weightings are Singapore’s Oversea-Chinese Banking Corp., UK-listed miner Rio Tinto, and Korea’s Samsung Electronics. Oversea-Chinese Banking Corp. is a relatively conservative Singapore-based lender that is evolving into an Asian financial services company with a full suite of products, ranging from core lending to insurance and wealth management. With a meaningful presence in Malaysia and Indonesia, it is gradually growing its business footprint in China and Vietnam. Rio Tinto, the world’s third-largest mining group, is a diversified Anglo-Australian mining company with a portfolio of interests in aluminium, copper, diamonds, gold, coal, iron ore and industrial minerals. We feel that the company has a focused management team, which seeks to maximize shareholder value. Samsung Electronics is a leading semiconductor company which is also a major player in mobile phones and TFT-LCDs. We own the preferred shares, which trade at a discount to the ordinary shares.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these risks.

2012 Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2012)		1 Yr.	Inception[1]
Class A2	w/o SC	11.82%	8.65%
	w/SC3	5.41%	6.50%
Class C2	w/o SC	11.16%	8.43%
	w/SC4	10.16%	8.43%
Class R2,5	w/o SC	11.54%	8.56%
Institutional Service Class[5]	w/o SC	11.83%	8.66%
Institutional Class[5]	w/o SC	11.92%	8.69%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Fund commenced operations on November 16, 2009.
2	Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R would have produced because both classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Annual Report 2012

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation in the Asia Pacific region excluding Japan. As of September 28, 2012, the MSCI AC Asia Pacific ex Japan Index consisted of the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Common Stocks	93.1%
Preferred Stocks	4.1%
Repurchase Agreement	0.8%
Other assets in excess of liabilities	2.0%
100.0%

Top Sectors
Financials	40.0%
Information Technology	13.3%
Materials	12.9%
Industrials	9.2%
Telecommunication Services	7.2%
Consumer Staples	6.0%
Energy	5.1%
Consumer Discretionary	2.5%
Health Care	1.0%
Other	2.8%
100.0%

Top Holdings*
Oversea-Chinese Banking Corp. Ltd.	4.4%
Rio Tinto PLC	4.3%
Samsung Electronics Co. Ltd., Preferred Shares	4.1%
Jardine Strategic Holdings Ltd.	4.0%
Housing Development Finance Corp. Ltd.	3.9%
QBE Insurance Group Ltd.	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
HSBC Holdings PLC	3.4%
Standard Chartered PLC	3.3%
BHP Billiton PLC	3.2%
Other	62.4%
100.0%

Top Countries
Hong Kong	21.8%
Singapore	18.7%
India	12.7%
United Kingdom	10.8%
China	5.6%
Taiwan	5.3%
Australia	5.2%
Thailand	5.2%
Republic of South Korea	5.0%
Malaysia	3.7%
Other	6.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2012 Annual Report

Statement of Investments

October 31, 2012

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (93.1%)
AUSTRALIA (5.2%)
Consumer Staples (1.7%)
Woolworths Ltd. (a)	340,556	$10,387,595
Financials (3.5%)
QBE Insurance Group Ltd. (a)	1,606,150	21,943,131
		32,330,726
CHINA (5.6%)
Energy (2.7%)
PetroChina Co. Ltd., H Shares (a)	12,568,000	17,021,506
Telecommunication Services (2.9%)
China Mobile Ltd. (a)	1,624,500	18,008,045
		35,029,551
HONG KONG (21.8%)
Consumer Discretionary (1.2%)
Li & Fung Ltd. (a)	4,532,000	7,560,113
Consumer Staples (1.4%)
Dairy Farm International Holdings Ltd.	783,900	8,748,324
Financials (13.3%)
AIA Group Ltd. (a)	4,384,000	17,260,002
Hang Lung Group Ltd. (a)	1,121,000	6,604,172
Hang Lung Properties Ltd. (a)	2,742,000	9,512,037
HSBC Holdings PLC (a)	2,151,254	21,198,687
Swire Pacific Ltd., Class A (a)	1,520,500	18,042,885
Swire Pacific Ltd., Class B (a)	120,000	272,150
Swire Properties Ltd. (a)	1,343,100	4,158,417
Wing Hang Bank Ltd. (a)	502,049	5,317,635
		82,365,985
Industrials (4.0%)
Jardine Strategic Holdings Ltd. (a)	692,000	25,119,178
Information Technology (1.9%)
ASM Pacific Technology Ltd. (a)	1,048,200	11,660,364
		135,453,964
INDIA (12.7%)
Consumer Discretionary (1.3%)
Hero Motocorp Ltd. (a)	237,000	8,229,774
Financials (4.8%)
Housing Development Finance Corp. Ltd. (a)	1,731,373	24,307,065
ICICI Bank Ltd. (a)	246,200	4,795,239
ICICI Bank Ltd., ADR	26,800	1,051,900
		30,154,204
Health Care (1.0%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	162,230	6,038,670
Information Technology (3.0%)
Infosys Ltd. (a)	411,250	18,019,730
Infosys Ltd., ADR	10,390	451,134
		18,470,864
Materials (2.6%)
Grasim Industries Ltd. (a)	42,024	$2,586,817
Grasim Industries Ltd., GDR (a)(b)	20,080	1,242,488
UltraTech Cement Ltd. (a)	326,142	12,064,354
UltraTech Cement Ltd., GDR (b)	330	12,235
		15,905,894
		78,799,406
INDONESIA (1.0%)
Consumer Staples (1.0%)
PT Unilever Indonesia Tbk (a)	2,348,000	6,350,465
MALAYSIA (3.7%)
Consumer Staples (1.0%)
British American Tobacco Bhd (a)	304,500	6,310,361
Financials (2.7%)
CIMB Group Holdings Bhd (a)	2,604,400	6,508,821
Public Bank Bhd (Foreign Mkt)	1,884,500	9,824,642
		16,333,463
		22,643,824
PHILIPPINES (2.2%)
Financials (2.2%)
Ayala Land, Inc. (a)	13,812,700	7,894,871
Bank of the Philippine Islands (a)	2,968,462	5,829,694
		13,724,565
REPUBLIC OF SOUTH KOREA (0.9%)
Consumer Staples (0.9%)
E-Mart Co. Ltd. (a)	25,840	5,600,873
SINGAPORE (18.7%)
Financials (10.2%)
City Developments Ltd. (a)	1,922,000	17,945,707
Oversea-Chinese Banking Corp. Ltd. (a)	3,679,864	27,350,075
United Overseas Bank Ltd. (a)	1,213,945	18,103,283
		63,399,065
Industrials (5.2%)
Keppel Corp. Ltd. (a)	1,213,000	10,553,666
Singapore Airlines Ltd. (a)	800,000	6,931,256
Singapore Technologies Engineering Ltd. (a)	5,228,000	15,046,572
		32,531,494
Information Technology (0.8%)
Venture Corp. Ltd. (a)	738,000	4,619,259
Telecommunication Services (2.5%)
Singapore Telecommunications Ltd. (a)	5,946,000	15,660,095
		116,209,913
TAIWAN (5.3%)
Information Technology (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	7,018,000	21,384,263

See accompanying notes to financial statements.

Annual Report 2012

Statement of Investments (concluded)

October 31, 2012

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
Telecommunication Services (1.8%)
Taiwan Mobile Co. Ltd. (a)	3,243,100	$11,313,893
		32,698,156
THAILAND (5.2%)
Energy (2.4%)
PTT Exploration & Production PCL, Foreign Shares (a)	2,709,000	14,615,348
Materials (2.8%)
Siam Cement PCL, Foreign Shares (a)	721,800	9,754,331
Siam Cement PCL, NVDR (a)	650,000	7,905,025
		17,659,356
		32,274,704
UNITED KINGDOM (10.8%)
Financials (3.3%)
Standard Chartered PLC (a)	882,992	20,906,200
Materials (7.5%)
BHP Billiton PLC (a)	623,073	19,970,243
Rio Tinto PLC (a)	530,740	26,513,865
		46,484,108
		67,390,308
Total Common Stocks		578,506,455
PREFERRED STOCKS (4.1%)
REPUBLIC OF SOUTH KOREA (4.1%)
Information Technology (4.1%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	34,897	25,333,076
Total Preferred Stocks		25,333,076
REPURCHASE AGREEMENT (0.8%)
UNITED STATES (0.8%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $5,182,022, collateralized by U.S. Treasury Note, maturing 5/31/18; total market value of $5,286,500	$5,182,000	$5,182,000
Total Repurchase Agreement		5,182,000
Total Investments (Cost $565,487,879) (c)—98.0%		609,021,531

Other assets in excess of liabilities—2.0%		12,514,029
Net Assets—100.0%		$621,535,560

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying notes to financial statements.

2012 Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

The Aberdeen Asia-Pacific Smaller Companies Fund (Class A shares at net asset value net of fees) returned 23.41% for the 12-month period ended October 31, 2012, versus the 2.75% return of its benchmark, the MSCI AC Asia ex Japan Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific Ex Japan Funds (consisting of 97 funds) was 6.32% for the period.

The MSCI AC Asia ex Japan Small Cap Index rose during the annual period, outpacing its large-cap counterparts despite the turbulence that had buffeted regional markets. Small cap stocks proved more resilient over the period, given their relatively greater exposure to domestic consumption, which mitigated the impact from external headwinds. In the broader market, large caps were aided by major central banks’ attempts to reflate the global economy, which included the European Central Bank’s bond-buying plan and the third round of quantitative easing from the U.S. Federal Reserve. Also reviving risk appetite were Beijing’s cash infusion to boost liquidity in its banking system, as well as interest rate cuts there and in Europe.

Among holdings that detracted from Fund performance for the reporting period were Hong Kong-listed Texwinca, China’s Green Dragon Gas and India’s Gujarat Gas. Textile company Texwinca’s business was weighed down by higher operating costs, notably cotton prices. Green Dragon Gas recently posted improved production and sales; however, its shares were affected by the slower-than-expected commercialization of its reserves. Gujarat Gas saw its shares fall sharply after the government ordered Indraprastha Gas (a non-holding) to lower gas tariffs in New Delhi, stoking concerns that similar action would have to be taken on other utility companies, thereby hurting profit margins. Separately, Gujarat State Petroleum will acquire British Gas’s 65% stake in Gujarat Gas at 295 rupees (roughly US$5.35) per share. Pending regulatory approval, this will result in a mandatory offer of 314 rupees (approximately US$5.70) per share for the remaining 26% held by minority shareholders.

The primary contributors to Fund performance for the period were Philippine-listed property development company Cebu Holdings, Malaysia’s Aeon Co., and Thailand’s Siam Makro. Cebu Holdings had chalked up the bulk of its gains earlier in the year as investors took advantage of its attractive valuation against the backdrop of greater political stability and sound macroeconomic policymaking, which had resulted in a sovereign credit-ratings upgrade for the country. Malaysian retailer Aeon Co. benefited from new store openings and robust consumer spending. Retailer Siam Makro benefited from the sharp rise in household spending after the floods; the company saw net income climb 38% to 2.6 billion baht (roughly US$84.7 million) in 2011.

In portfolio activity, we took the opportunity to introduce several new holdings during the annual period. In financials, we initiated a holding in Thailand’s Tesco Lotus Retail Growth Freehold & Leasehold Property Fund, which holds interest in 17 shopping malls that are anchored by Tesco Lotus hypermarkets, and Korean retailer Shinsegae after it spun off its discount store operations. We also initiated a position in Far East Hospitality Trust, which in our view holds a decent portfolio of relatively high-yielding Singapore-based assets, along with longer-term potential for further asset enhancement and injection opportunities, as well as London-listed Millennium & Copthorne Hotels, the hospitality arm of Singapore’s City Developments. Other new positions included mid-sized Hong Kong bank Dah Sing Financial; Yingde Gases, a well-established industrial gas player in China; Manila Water, a Philippine water distribution company; and AKR Corporindo, Indonesia’s leading basic chemical and petroleum distributor, which we believe has a good distribution network, solid clientele and first-mover advantage. Conversely, we sold Malaysia-listed SP Setia through a tender offer by a major shareholder, given the decent premium over its share price. We also exited the Fund’s position in Thailand’s Home Products Centre on valuation grounds, in our view, and China’s ENN Energy on our concerns over the impact of its proposed acquisition of China Gas Holdings on interest costs after incurring so much debt.

The Fund’s largest absolute stock weightings are Singapore’s Bukit Sembawang Estates, Malaysia’s Aeon Co., and Hong King’s Dah Sing Financial Holdings. Bukit Sembawang Estates, a property developer in Singapore, has a low-cost land bank, and we feel that its share price is at a substantial discount to its intrinsic value. Aeon is an established retailer offering access to Malaysia’s growing domestic consumption. In our view, the company has solid fundamentals that are augmented by its flexibility to recognize additional value through asset disposal as it owns the land and buildings in which it operates. Dah Sing is a holding company for the banking assets of the Dah Sing Group; we believe that it has a conservatively managed balance sheet.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2012

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2012)		1 Yr.	Inception[1]
Class A	w/o SC	23.41%	7.67%
	w/SC2	16.26%	3.04%
Class C	w/o SC	22.49%	6.90%
	w/SC3	21.49%	6.90%
Class R4	w/o SC	23.16%	7.42%
Institutional Service Class[4]	w/o SC	23.66%	7.93%
Institutional Class[4]	w/o SC	23.77%	8.00%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Fund commenced operations on June 28, 2011.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
4	Not subject to any sales charges.

2012 Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Asia-Pacific Smaller Companies Fund, Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Small Cap Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Small Cap Index is a free float-adjusted, small market capitalization-weighted index that captures small cap representation across the Asia Pacific region excluding Japan including the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Common Stocks	98.7%
Repurchase Agreement	1.7%
Closed-End Mutual Funds	0.6%
Liabilities in excess of other assets	(1.0%	)
	100.0%

Top Sectors
Financials	26.2%
Consumer Discretionary	18.5%
Consumer Staples	13.0%
Information Technology	12.0%
Industrials	11.1%
Materials	9.5%
Health Care	5.2%
Utilities	1.7%
Telecommunication Services	1.1%
Energy	1.0%
Other	0.7%
100.0%

Top Holdings*
Bukit Sembawang Estates Ltd.	2.7%
Aeon Co. (M) Bhd	2.6%
Dah Sing Financial Holdings Ltd.	2.5%
ASM International NV	2.5%
BS Financial Group, Inc.	2.2%
Oriental Holdings Bhd	2.2%
United Plantations Bhd	2.1%
Venture Corp. Ltd.	2.1%
Holcim Indonesia Tbk PT	2.1%
DGB Financial Group, Inc.	2.1%
Other	76.9%
100.0%

Top Countries
Singapore	18.7%
Malaysia	18.0%
Hong Kong	11.7%
Thailand	11.4%
India	9.7%
Indonesia	6.4%
Republic of South Korea	5.4%
Australia	4.3%
Sri Lanka	3.1%
China	3.0%
Other	8.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2012

Statement of Investments

October 31, 2012

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
CLOSED-END MUTUAL FUNDS (0.6%)
THAILAND (0.6%)
Financials (0.6%)
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (a) (b)	370,000	$185,760
Total Closed-End Mutual Funds		185,760
COMMON STOCKS (98.7%)
AUSTRALIA (4.3%)
Consumer Discretionary (1.1%)
ARB Corp. Ltd. (a)	29,345	312,691
Financials (1.1%)
BWP Trust, REIT (a)	153,000	331,744
Industrials (1.2%)
Cabcharge Australia Ltd. (a)	60,000	368,117
Information Technology (0.9%)
Iress Ltd. (a)	34,000	270,071
		1,282,623
CHINA (3.0%)
Energy (0.4%)
Green Dragon Gas Ltd.*	31,950	128,641
Financials (1.2%)
Yanlord Land Group Ltd.* (a)	350,000	359,241
Materials (1.4%)
Yingde Gases Group Co. Ltd. (a)	418,500	397,823
		885,705
HONG KONG (11.7%)
Consumer Discretionary (4.8%)
Cafe de Coral Holdings Ltd. (a)	94,000	277,996
Giordano International Ltd. (a)	518,000	430,046
Hongkong & Shanghai Hotels Ltd. (The) (a)	248,020	327,086
Texwinca Holdings Ltd. (a)	488,000	386,738
		1,421,866
Financials (3.3%)
AEON Credit Service (Asia) Co. Ltd. (a)	100,000	91,952
Dah Sing Banking Group Ltd. (a)	29,200	28,947
Dah Sing Financial Holdings Ltd. (a)	192,338	737,915
Public Financial Holdings Ltd. (a)	250,000	112,634
		971,448
Industrials (2.5%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	18,800	256,156
Pacific Basin Shipping Ltd. (a)	905,000	481,854
		738,010
Telecommunication Services (1.1%)
Asia Satellite Telecommunications Holdings Ltd.	99,000	315,521
		3,446,845
INDIA (9.7%)
Consumer Staples (1.2%)
Godrej Consumer Products Ltd. (a)	27,100	$361,829
Health Care (1.8%)
Piramal Enterprises Ltd.	11,400	104,729
Sanofi India Ltd. (a)	10,250	423,556
		528,285
Information Technology (3.2%)
CMC Ltd.	25,910	538,863
Mphasis Ltd. (a)	58,450	421,229
		960,092
Materials (2.8%)
Castrol (India) Ltd. (a)	80,300	452,543
Kansai Nerolac Paints Ltd.	20,777	366,914
		819,457
Utilities (0.7%)
Gujarat Gas Co. Ltd. (a)	34,670	192,356
		2,862,019
INDONESIA (6.4%)
Consumer Staples (1.7%)
Multi Bintang Indonesia Tbk PT	7,000	511,609
Financials (1.8%)
Bank OCBC NISP Tbk PT*	1,569,311	222,203
Bank Permata Tbk PT* (a)	2,093,000	308,546
		530,749
Industrials (0.8%)
AKR Corporindo Tbk PT (a)	480,000	221,140
Materials (2.1%)
Holcim Indonesia Tbk PT (a)	1,850,000	624,262
		1,887,760
MALAYSIA (18.0%)
Consumer Discretionary (7.2%)
Aeon Co. (M) Bhd	188,800	773,547
Oriental Holdings Bhd (a)	250,200	639,794
Panasonic Manufacturing Malaysia Bhd (a)	35,600	256,880
Shangri-La Hotels Malaysia Bhd	268,500	373,749
Star Publications Malaysia Bhd (a)	75,300	77,356
		2,121,326
Consumer Staples (5.5%)
Fraser & Neave Holdings Bhd	43,100	280,164
Guinness Anchor Bhd (a)	49,300	268,429
United Malacca Bhd	196,500	461,898
United Plantations Bhd	76,100	628,587
		1,639,078
Financials (2.7%)
Alliance Financial Group Bhd (a)	213,000	284,153

See accompanying notes to financial statements.

2012 Annual Report

Statement of Investments (continued)

October 31, 2012

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
Bursa Malaysia Bhd (a)	124,000	$256,349
YNH Property Bhd	420,000	261,983
		802,485
Industrials (0.6%)
POS Malaysia Bhd (a)	179,000	177,115
Materials (2.0%)
Lafarge Malayan Cement Bhd	57,400	183,732
Tasek Corp. Bhd	90,000	407,748
		591,480
		5,331,484
NETHERLANDS (2.5%)
Information Technology (2.5%)
ASM International NV (a)	23,150	732,994
PHILIPPINES (2.2%)
Consumer Discretionary (0.7%)
Jollibee Foods Corp. (a)	85,820	220,207
Financials (0.2%)
Cebu Holdings, Inc. (a)	361,000	43,112
Industrials (0.3%)
Asian Terminals, Inc.	435,200	99,305
Utilities (1.0%)
Manila Water Co., Inc. (a)	417,000	293,436
		656,060
REPUBLIC OF SOUTH KOREA (5.4%)
Consumer Discretionary (1.1%)
Shinsegae Co. Ltd. (a)	1,864	333,080
Financials (4.3%)
BS Financial Group, Inc. (a)	58,000	656,486
DGB Financial Group, Inc. (a)	49,000	619,175
		1,275,661
		1,608,741
SINGAPORE (18.7%)
Consumer Staples (1.1%)
Petra Foods Ltd. (a)	155,000	332,366
Financials (8.0%)
Bukit Sembawang Estates Ltd. (a)	183,000	806,041
CDL Hospitality Trusts, REIT (a)	321,000	509,081
Far East Hospitality Trust, REIT*	355,000	286,666
Hong Leong Finance Ltd. (a)	85,000	173,826
Wheelock Properties (Singapore) Ltd. (a)	398,000	590,482
		2,366,096
Health Care (2.3%)
Eu Yan Sang International Ltd. (a)	610,000	304,656
Raffles Medical Group Ltd. (a)	190,000	380,672
		685,328
Industrials (3.7%)
ComfortDelGro Corp. Ltd. (a)	300,000	$414,858
SATS Ltd. (a)	190,000	433,203
SBS Transit Ltd.	9,500	11,410
Singapore Post Ltd. (a)	240,000	224,159
		1,083,630
Information Technology (3.6%)
Venture Corp. Ltd. (a)	100,000	625,916
WBL Corp. Ltd.	150,000	435,317
		1,061,233
		5,528,653
SRI LANKA (3.1%)
Energy (0.6%)
Chevron Lubricants Lanka PLC	119,600	183,647
Financials (0.5%)
Commercial Bank of Ceylon PLC	190,755	153,629
Industrials (2.0%)
Aitken Spence & Co. PLC	307,000	299,340
John Keells Holdings PLC (a)	173,000	272,212
		571,552
		908,828
THAILAND (10.8%)
Consumer Discretionary (2.1%)
BEC World PCL, Foreign Shares (a)	149,000	285,611
Minor International PCL, Foreign Shares (a)	585,400	348,539
		634,150
Consumer Staples (2.1%)
Big C Supercenter PCL, Foreign Shares (a)	21,500	132,880
Siam Makro PCL, Foreign Shares (a)	32,800	490,617
		623,497
Financials (2.5%)
Central Pattana PCL, Foreign Shares (a)	87,900	202,565
Tisco Financial Group PCL, Foreign Shares (a)	369,000	537,279
		739,844
Health Care (1.1%)
Bumrungrad Hospital PCL, Foreign Shares (a)	125,500	309,464
Information Technology (1.8%)
Hana Microelectronics PCL, Foreign Shares (a)	753,000	539,120
Materials (1.2%)
Siam City Cement PCL, Foreign Shares (a)	24,600	340,929
		3,187,004
UNITED KINGDOM (2.9%)
Consumer Discretionary (1.5%)
Millennium & Copthorne Hotels PLC (a)	55,000	446,305

See accompanying notes to financial statements.

Annual Report 2012

Statement of Investments (concluded)

October 31, 2012

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
Consumer Staples (1.4%)
MP Evans Group PLC	49,675	$400,815
		847,120
Total Common Stocks		29,165,836
REPURCHASE AGREEMENT (1.7%)
UNITED STATES (1.7%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $488,002, collateralized by U.S. Treasury Note, maturing 10/31/2017; total market value of $500,000	$488,000	488,000
Total Repurchase Agreement		488,000
Total Investments (Cost $27,365,812) (c)—101.0%		29,839,596

Liabilities in excess of other assets—(1.0)%		(283,523)
Net Assets—100.0%		$29,556,073

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Not a Registered Investment Company under the 1940 Act.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2012 Annual Report

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Class A shares at net asset value net of fees) returned 6.68% for the 12-month period ended October 31, 2012, versus the 10.78% return of its benchmark, the MSCI Zhong Hua Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of China Region Funds (consisting of 94 funds) was 2.83% for the period.

The MSCI Zhong Hua Index posted double-digit returns over the annual period. China’s decelerating economy weighed on sentiment early in the period, but markets rebounded sharply as easing inflationary pressures spurred hopes of looser domestic monetary policy. China’s central bank lowered lenders’ reserve requirement ratio by 150 basis points (1.50%) and cut interest rates twice over the reporting period. Growth anxieties were persistent, however, while Europe’s debt crisis and the U.S. economy’s tenuous recovery also eroded investor confidence. Towards the end of the reporting period, stock prices regained their footing thanks to aggressive global central bank action. The European Central Bank unveiled a radical bond-buying program, while the U.S. Federal Reserve pressed ahead with an open-ended third round of quantitative easing. Optimism that China’s economic slowdown may be approaching a bottom bolstered sentiment further and saw markets end the period on a positive note.

The main detractors from Fund performance at the stock level during the annual period were cement maker Huaxin Cement and textile company Texwinca Holdings. Huaxin Cement’s share price declined on investors’ concerns over the slowing Chinese economy. Shares of Texwinca Holdings lagged in light of an increase in the company’s operating costs, notably cotton prices. The company’s profits declined as its textile segment margins contracted, while price competition affected its retail business. The Fund’s lack of exposure to Tencent Holdings, which is a constituent of the benchmark MSCI Zhong Hua Index, also hindered performance as the Internet company posted positive results and announced an alliance with industry powerhouses SOHU and Baidu to offer online video services in China.

The most notable contributors to Fund performance at the stock level for the reporting period were industrial conglomerate Jardine Strategic and its retail arm, Dairy Farm International, as well as Asia Satellite Telecom. Jardine Strategic reported positive results during the reporting period on the back of the solid performance of its underlying businesses, including pan-Asian retailer Dairy Farm International, which benefited from moderate inflation and strong consumption patterns in its operating regions. News of privatization plans boosted shares of Asia Satellite Telecom; however, its shareholders subsequently rejected the offer that undervalued the company. The company resumed its dividend policy thereafter.

During the reporting period, we sold ENN Energy on our concerns that its joint bid with Sinopec for China Gas could lead to higher debts and undermine its balance sheet. We also reduced our position in Sun Hung Kai Properties in view of investigations involving its top executives and following a rebound in its share price. Conversely, we initiated a position in Hong Kong-listed luggage manufacturer Samsonite, a globally recognized brand whose restructuring efforts, in our view, should help the company take advantage of the travel boom in Asia. In addition, we added to existing positions in insurer AIA and property developer MTR Corporation; both have continued to deliver positive results despite the economic slowdown. We also added to Standard Chartered following the slump in its share price when news of a U.S. regulatory probe into alleged money laundering first broke. The company agreed to a US$340 million settlement of the matter with the State of New York, and its share price subsequently rebounded.

At the end of the reporting period, the Fund’s largest absolute stock weightings included Jardine Strategic Holdings, Swire Pacific, and AIA Group. Singapore-listed Jardine Strategic is a Hong Kong-based conglomerate with interests mainly in greater China and some parts of Southeast Asia. Another conglomerate, Hong Kong-listed Swire Pacific, has been increasing exposure to China through its aviation, industrial and real estate businesses. AIA is a leading life insurance group with a strong presence in fast-growing Asia. In our opinion, the insurer’s robust balance sheet should help it pursue further growth and weather the low interest-rate environment.

Portfolio Management:

Aberdeen Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2012

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.	5 Yr.		Inception[2]
Class A	w/o SC	6.68%	(6.15%	)	14.97%
	w/SC3	0.54%	(7.25%	)	14.16%
Class C	w/o SC	5.90%	(6.82%	)	14.13%
	w/SC4	4.90%	(6.82%	)	14.13%
Class R5	w/o SC	6.32%	(6.38%	)	14.65%
Institutional Service Class[5]	w/o SC	6.99%	(5.88%	)	15.25%
Institutional Class[5]	w/o SC	6.99%	(5.92%	)	15.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

2012 Annual Report

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is a free float-adjusted, market capitalization-weighted index that is an aggregate of one third of the MSCI Hong Kong Index and two thirds of the MSCI China Free Index. The MSCI Hong Kong Index is designed to measure the performance of the large and mid cap segments of the Hong Kong market. The MSCI China Free Index captures large and mid capitalization across China H shares, B shares, Red chips, and P chips.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Common Stocks	98.0%
Repurchase Agreement	1.6%
Other assets in excess of liabilities	0.4%
100.0%

Top Sectors
Financials	37.0%
Industrials	16.0%
Consumer Discretionary	15.1%
Energy	8.7%
Telecommunication Services	5.9%
Materials	5.9%
Consumer Staples	5.5%
Information Technology	3.9%
Other	2.0%
100.0%

Top Holdings*
Jardine Strategic Holdings Ltd.	7.8%
Swire Pacific Ltd., Class B	5.1%
AIA Group Ltd.	5.1%
MTR Corp. Ltd.	4.6%
China Mobile Ltd.	4.4%
HSBC Holdings PLC	4.3%
Standard Chartered PLC (HK Listing)	4.2%
PetroChina Co. Ltd., H Shares	4.0%
CNOOC Ltd.	4.0%
ASM Pacific Technology Ltd.	3.9%
Other	52.6%
100.0%

Top Countries
Hong Kong	71.3%
China	26.7%
United States	1.6%
Other	0.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2012

Statement of Investments

October 31, 2012

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.0%)
CHINA (26.7%)
Consumer Discretionary (0.4%)
Charm Communications, Inc., ADR	44,470	$160,537
Consumer Staples (2.8%)
China Resources Enterprise Ltd. (a)	332,000	1,082,061
Energy (8.7%)
CNOOC Ltd. (a)	740,000	1,521,010
Green Dragon Gas Ltd.*	58,000	233,526
Greka Drilling Ltd.*	225,000	44,025
PetroChina Co. Ltd., H Shares (a)	1,136,000	1,538,545
		3,337,106
Financials (5.0%)
China Merchants Bank Co. Ltd., A Shares (a)	665,000	1,074,432
Yanlord Land Group Ltd.* (a)	810,000	831,387
		1,905,819
Materials (5.4%)
Baoshan Iron & Steel Co. Ltd., A Shares (a)	1,240,000	920,356
Huaxin Cement Co. Ltd., B Shares (a)	345,000	460,720
Yingde Gases Group Co. Ltd. (a)	743,000	706,291
		2,087,367
Telecommunication Services (4.4%)
China Mobile Ltd. (a)	153,500	1,701,591
		10,274,481
HONG KONG (71.3%)
Consumer Discretionary (14.7%)
AEON Stores (Hong Kong) Co. Ltd.	311,000	774,485
Giordano International Ltd. (a)	1,192,000	989,604
Hongkong & Shanghai Hotels Ltd. (The) (a)	780,757	1,029,652
Li & Fung Ltd. (a)	774,380	1,291,792
Samsonite International SA (a)	463,700	959,890
Texwinca Holdings Ltd. (a)	744,000	589,617
		5,635,040
Consumer Staples (2.7%)
Convenience Retail Asia Ltd.	502,000	313,505
Dairy Farm International Holdings Ltd.	64,800	723,168
		1,036,673
Financials (32.0%)
AIA Group Ltd. (a)	494,400	1,946,475
Dah Sing Banking Group Ltd. (a)	689,440	683,466
Hang Lung Group Ltd. (a)	230,000	1,355,004
Hang Lung Properties Ltd. (a)	96,000	333,025
HSBC Holdings PLC (a)	169,951	1,674,715
Standard Chartered PLC (HK Listing) (a)	68,508	1,625,814
Sun Hung Kai Properties Ltd. (a)	53,131	734,480
Swire Pacific Ltd., Class A (a)	5,000	59,332
Swire Pacific Ltd., Class B (a)	865,000	1,961,745
Swire Properties Ltd. (a)	270,400	$837,195
Wing Hang Bank Ltd. (a)	105,362	1,115,980
		12,327,231
Industrials (16.0%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	56,400	768,467
Jardine Strategic Holdings Ltd. (a)	82,500	2,994,700
MTR Corp. Ltd. (a)	456,844	1,776,108
Pacific Basin Shipping Ltd. (a)	1,173,000	624,547
		6,163,822
Information Technology (3.9%)
ASM Pacific Technology Ltd. (a)	135,500	1,507,326
Materials (0.5%)
Hung Hing Printing Group Ltd.	1,288,000	189,459
Telecommunication Services (1.5%)
Asia Satellite Telecommunications Holdings Ltd.	181,000	576,861
		27,436,412
Total Common Stocks		37,710,893
REPURCHASE AGREEMENT (1.6%)
UNITED STATES (1.6%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $623,003, collateralized by U.S. Treasury Note, maturing 8/15/2021; total market value of $636,763	$623,000	623,000
Total Repurchase Agreement		623,000
Total Investments (Cost $34,129,251) (b)—99.6%		38,333,893

Other assets in excess of liabilities—0.4%		148,006
Net Assets—100.0%		$38,481,899

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

2012 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Institutional Class shares at net asset value net of fees) returned 12.25% for the 12-month period ended October 31, 2012, versus the 2.98% return of its benchmark, the MSCI Emerging Markets Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 510 funds) was 3.51% for the period.

The MSCI Emerging Markets Index overcame persistent global growth fears and continued headwinds from Europe, and ended the annual period with gains. Relief that the Eurozone was saved from a break-up and signs of improvement in the U.S. economy helped stock markets rebound from a weak start. Ample liquidity injections by leading global central banks, as well as the U.S. Federal Reserve’s pledge to keep interest rates low for an extended period, also bolstered investor sentiment. However, the rally was cut short in March when a sharper-than-expected slowdown across the developing world and resurgent fears over the solvency of peripheral European nations (i.e., Portugal, Ireland, Italy, Greece and Spain) clouded recovery prospects. Extraordinary support from major global central banks to bolster growth subsequently helped markets regain their momentum, but renewed worries over the health of the world economy kept investors sidelined.

At the stock level, two of the top contributors to Fund performance for the annual period were Mexican lender Banorte, and beverage company and convenience store operator Femsa, both of which benefited from healthy earnings and a positive domestic outlook. Turkish lender Akbank’s results were supported by solid loan growth and sustained asset quality. Costs were well contained, although loan loss provisions rose in tandem with continued loan growth.

The main detractors from Fund performance at the stock level over the reporting period were three holdings in India: IT company Infosys, motorcycle maker Hero MotoCorp, and mobile phone operator Bharti Airtel. Infosys saw its share price dragged down by lackluster results and management’s muted business outlook for Infosys’ new fiscal year. The company has a large customer base in western countries which are experiencing slow economic growth, but we believe that its technological edge in the IT business and solid balance sheet should enable it to navigate through the difficult operational environment. Hero MotoCorp posted robust quarterly results that were supported by its solid product mix and pricing power. However, its share price lagged the overall Indian equity market on concerns that future demand would be curbed by the weak economy, falling rural incomes and a rise in fuel prices after the government cut subsidies. Increased competition, higher costs and a continued need for capital expenditure hurt Bharti’s earnings. While Bharti’s domestic operations in India were sluggish, its African business appeared to improve.

In portfolio activity during the reporting period, we initiated a position in global miner BHP Billiton, as we believe that it has an attractive valuation, diversified commodity exposure and good track record of cost-efficiency. We also initiated a position in Philippine conglomerate Ayala Corp., which, in our view, trades at a discount to the value of its underlying entities. Conversely, we exited the position in Indian mobile phone operator Bharti Airtel on our concerns over the increasingly competitive domestic operating environment.

The Fund’s largest individual stock holdings at the end of the reporting period were Samsung Electronics, Taiwan Semiconductor Manufacturing Co. (TSMC), and China Mobile. Samsung Electronics is a leading semiconductor company, which is also a major player in mobile phones and TFT-LCDs. The Fund owns Samsung Electronics preferred shares, which trade at a discount to the ordinary shares. TSMC is the world’s largest dedicated semiconductor foundry, providing wafer manufacturing, wafer probing, assembly and testing, mask production and design services. China Mobile, the largest mobile telecom operator on the mainland, has been facing intense domestic competition in China following industry reform. However, we believe that the telecom is well positioned to continue its healthy growth thanks to its solid financials and the government’s push to stimulate domestic consumption.

Portfolio Management:

Aberdeen Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stock of larger, more established companies.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2012

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.	5 Yr.	Inception[2]
Class A3	w/o SC	12.10%	5.74%	9.88%
	w/SC4	5.63%	4.50%	8.70%
Class C3	w/o SC	11.73%	5.67%	9.81%
	w/SC5	10.73%	5.67%	9.81%
Class R3,6	w/o SC	11.95%	5.72%	9.85%
Institutional Service Class[6,7]	w/o SC	11.94%	5.68%	9.82%
Institutional Class[6]	w/o SC	12.25%	5.77%	9.91%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to November 24, 2009 reflect the performance of a predecessor fund, (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 11, 2007.
3	Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R would have produced because both classes invest in the same portfolio of securities. Returns for Class A, C and R shares would only differ to the extent of the differences in expenses of the classes.
4	A 5.75% front-end sales charge was deducted.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (November 24, 2009) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2012 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 21 emerging markets countries including: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Common Stocks	82.9%
Preferred Stocks	14.1%
Repurchase Agreement	3.3%
Liabilities in excess of other assets	(0.3%	)
	100.0%

Top Sectors
Financials	34.8%
Energy	15.5%
Consumer Staples	11.4%
Information Technology	10.4%
Consumer Discretionary	8.4%
Materials	8.1%
Telecommunication Services	5.0%
Health Care	2.4%
Industrials	1.0%
Other	3.0%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.3%
China Mobile Ltd.	3.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
Vale SA, ADR, Preferred Shares	3.5%
Banco Bradesco SA, ADR, Preferred Shares	3.3%
PetroChina Co. Ltd., H Shares	3.2%
Astra International Tbk PT	3.1%
Petroleo Brasileiro SA, ADR, Preferred Shares	3.0%
Lukoil OAO, ADR	3.0%
Fomento Economico Mexicano SAB de CV, ADR	2.9%
Other	66.3%
100.0%

Top Countries
Brazil	16.3%
India	11.8%
Hong Kong	7.1%
China	7.0%
Mexico	7.0%
Turkey	5.7%
Republic of South Korea	5.6%
South Africa	5.8%
Thailand	5.2%
Taiwan	4.8%
Other	23.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2012

Statement of Investments

October 31, 2012

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (82.9%)
BRAZIL (6.5%)
Consumer Discretionary (1.2%)
Lojas Renner SA	2,796,710	$103,548,702
Consumer Staples (1.5%)
Souza Cruz SA	9,601,200	125,271,067
Energy (2.6%)
Ultrapar Participacoes SA	10,099,000	211,820,192
Financials (1.2%)
Multiplan Empreendimentos Imobiliarios SA	3,359,335	98,412,364
		539,052,325
CHILE (1.6%)
Financials (1.6%)
Banco Santander Chile, ADR	4,722,255	128,398,113
CHINA (7.0%)
Energy (3.2%)
PetroChina Co. Ltd., H Shares (a)	191,486,200	259,339,873
Telecommunication Services (3.8%)
China Mobile Ltd. (a)	28,597,600	317,012,535
		576,352,408
HONG KONG (7.1%)
Financials (7.1%)
AIA Group Ltd. (a)	47,229,000	185,942,658
Hang Lung Group Ltd. (a)	23,049,000	135,789,086
Hang Lung Properties Ltd. (a)	15,613,000	54,161,720
Swire Pacific Ltd., Class A (a)	11,276,000	133,805,705
Swire Pacific Ltd., Class B (a)	15,945,000	36,161,881
Swire Properties Ltd. (a)	13,957,100	43,213,046
		589,074,096
HUNGARY (1.5%)
Consumer Discretionary (0.0%)
Danubius Hotel and Spa PLC*	2,039	24,900
Health Care (1.5%)
Richter Gedeon Nyrt. (a)	622,284	115,859,044
Richter Gedeon Nyrt., GDR (a)(b)	41,000	7,611,412
		123,470,456
		123,495,356
INDIA (11.8%)
Consumer Discretionary (1.6%)
Hero Motocorp Ltd. (a)	3,927,815	136,392,533
Consumer Staples (1.0%)
Hindustan Unilever Ltd. (a)	8,330,443	84,593,022
Financials (3.6%)
Housing Development Finance Corp. Ltd. (a)	14,715,000	206,586,604
ICICI Bank Ltd. (a)	4,520,900	88,053,591
ICICI Bank Ltd., ADR	32,100	1,259,925
		295,900,120
Health Care (0.9%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	2,034,408	$75,726,551
Information Technology (2.5%)
Infosys Ltd. (a)	4,629,515	202,851,329
Infosys Ltd., ADR	31,000	1,346,020
		204,197,349
Materials (2.2%)
Grasim Industries Ltd. (a)	563,892	34,710,774
Grasim Industries Ltd., GDR (a)(b)	13,359	826,613
UltraTech Cement Ltd. (a)	3,832,118	141,754,292
UltraTech Cement Ltd., GDR (b)	13,918	516,010
		177,807,689
		974,617,264
INDONESIA (3.1%)
Consumer Discretionary (3.1%)
Astra International Tbk PT (a)	311,320,000	259,863,479
ITALY (2.3%)
Energy (2.3%)
Tenaris SA, ADR	5,095,700	191,700,234
MALAYSIA (2.3%)
Financials (2.3%)
CIMB Group Holdings Bhd (a)	41,469,600	103,639,297
Public Bank Bhd (Foreign Mkt)	16,437,200	85,693,610
		189,332,907
MEXICO (7.0%)
Consumer Discretionary (0.0%)
Consorcio ARA SAB de CV*	3,467,000	1,096,180
Consumer Staples (3.4%)
Fomento Economico Mexicano SAB de CV, ADR	2,660,501	241,067,996
Organizacion Soriana SAB de CV, Class B	10,599,779	35,618,625
		276,686,621
Financials (2.6%)
Grupo Financiero Banorte SAB de CV	39,211,895	218,010,230
Industrials (1.0%)
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	818,015	78,995,708
		574,788,739
PHILIPPINES (2.6%)
Financials (2.6%)
Ayala Corp. (a)	1,416,000	15,200,074
Ayala Land, Inc. (a)	195,247,800	111,597,026
Bank of the Philippine Islands (a)	45,272,046	88,908,725
		215,705,825
POLAND (1.8%)
Financials (1.8%)
Bank Pekao SA (a)	3,061,971	147,084,645

See accompanying notes to financial statements.

2012 Annual Report

Statement of Investments (concluded)

October 31, 2012

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
REPUBLIC OF SOUTH KOREA (1.3%)
Consumer Discretionary (0.2%)
Shinsegae Co. Ltd. (a)	100,684	$17,991,330
Consumer Staples (1.0%)
E-Mart Co. Ltd. (a)	383,419	83,106,856
Financials (0.1%)
BS Financial Group, Inc. (a)	232,010	2,626,056
DGB Financial Group, Inc. (a)	155,190	1,961,016
		4,587,072
		105,685,258
RUSSIA (3.0%)
Energy (3.0%)
Lukoil OAO, ADR	4,051,000	243,870,200
SOUTH AFRICA (5.8%)
Consumer Discretionary (2.3%)
Truworths International Ltd. (a)	17,648,395	192,182,633
Consumer Staples (3.0%)
Massmart Holdings Ltd. (a)	5,465,914	109,950,702
SABMiller PLC (a)	3,308,681	141,016,409
		250,967,111
Materials (0.5%)
BHP Billiton PLC (a)	1,237,000	39,745,158
		482,894,902
TAIWAN (4.8%)
Information Technology (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	97,275,117	296,403,064
Telecommunication Services (1.2%)
Taiwan Mobile Co. Ltd. (a)	27,829,255	97,085,258
		393,488,322
THAILAND (5.2%)
Energy (1.4%)
PTT Exploration & Production PCL, Foreign Shares (a)	21,674,000	116,933,577
Financials (1.9%)
Siam Commercial Bank PCL, Foreign Shares (a)	29,794,500	155,759,382
Materials (1.9%)
Siam Cement PCL, Foreign Shares (a)	9,064,800	122,500,768
Siam Cement PCL, NVDR (a)	2,663,000	32,386,280
		154,887,048
		427,580,007
TURKEY (5.7%)
Consumer Staples (1.4%)
BIM Birlesik Magazalar A.S. (a)	2,506,544	116,439,721
Financials (4.3%)
Akbank T.A.S. (a)	47,182,334	227,653,854
Turkiye Garanti Bankasi A.S. (a)	27,132,000	$129,635,621
		357,289,475
		473,729,196
UNITED KINGDOM (2.5%)
Financials (2.5%)
Standard Chartered PLC (a)	8,578,934	203,119,516
Total Common Stocks		6,839,832,792
PREFERRED STOCKS (14.1%)
BRAZIL (9.8%)
Energy (3.0%)
Petroleo Brasileiro SA, ADR, Preferred Shares	12,151,000	249,460,030
Financials (3.3%)
Banco Bradesco SA, ADR, Preferred Shares	17,402,260	272,519,392
Materials (3.5%)
Vale SA, ADR, Preferred Shares	16,179,000	287,824,410
		809,803,832
REPUBLIC OF SOUTH KOREA (4.3%)
Information Technology (4.3%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	490,693	356,212,947
Total Preferred Stocks		1,166,016,779
REPURCHASE AGREEMENT (3.3%)
UNITED STATES (3.3%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $271,247,130, collateralized by U.S. Treasury Notes, maturing 10/31/2017-8/15/2021; total market value of $276,677,775	$271,246,000	271,246,000
Total Repurchase Agreement		271,246,000
Total Investments (Cost $7,103,021,800) (c)—100.3%		8,277,095,571

Liabilities in excess of other assets—(0.3)%		(24,477,161)
Net Assets—100.0%		$8,252,618,410

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2012

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Class A shares at net asset value net of fees) returned 2.01% for the 12-month period ended October 31, 2012, versus 0.06% for its benchmark, the Citigroup 3-Month Treasury Bill Index, and 15.21% for the broad-market Standard & Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Long/Short Equity Funds (consisting of 153 funds) was 4.11% for the period.

North American equity markets posted healthy gains despite significant volatility during the annual period, with the U.S. small-cap Russell 2000 Index underperforming relative to the large-cap, broader-market S&P 500 Index. Investors focused mainly on the myriad of monetary easing proposals and actions by the U.S. Federal Reserve (Fed), the latest developments in the ongoing sovereign debt crisis in the Eurozone, as well as the November 2012 presidential election and looming “fiscal cliff” of mandatory government spending cuts and the widening federal deficit in the U.S. While the nation’s unemployment rate declined modestly during the annual period, job gains remain below the level needed to boost the economic recovery, and gross domestic product (GDP) growth has slowed. The Fed made two aggressive moves to boost the relatively sluggish U.S. economic recovery during the reporting period, extending its “Operation Twist” program and later initiating a third round of quantitative easing.

U.S. President Barack Obama was re-elected in early November 2012 following a hotly contested campaign for the nation’s highest office, while the Republicans and Democrats maintained control of the House of Representatives and Senate, respectively. Although the election results reduced some uncertainty that had been hanging over the financial markets, many challenges remain. There remains the ever-present risk of failure to implement a credible and effective long-term plan to reduce the federal debt as a percentage of GDP. All eyes will be on whether the President and Congress can address the country’s debt problems, restore business confidence and provide the seeds for economic growth.

The Fund’s long positions bolstered its absolute return during a period of generally rising stock prices, most notably in the consumer discretionary, healthcare and consumer staples sectors. The primary contributors among individual holdings were long positions in media and cable company Comcast, paint and coatings maker Valspar, and payment-processing services provider Visa. Comcast recorded generally positive results over the 12-month period, benefiting from higher average revenue per user (ARPU) and an increase in the percentage of customers purchasing more than one product. Valspar benefited as price increases offset lower volumes. The growth in coatings sales was spurred by both pricing strength and new business wins. Visa performed well as the impact of the debit card reforms enacted in 2011 was not as onerous as investors initially had feared.

Shares of many of the Fund’s short positions rose amid the upturn in the global equity markets over the annual period, hindering Fund performance. The most notable individual detractors among short exposures were credit card company Discover Financial Services, online auction company eBay, and multi-lines insurer Allstate. The latter position is partly paired against a long holding in insurance and reinsurance carrier Aspen Holdings, which has continued to grow earnings and book value consistently. The Fund held Discover Financial Services as the short side of a paired position versus private credit services provider and marketing company Alliance Data Systems. eBay’s business was bolstered mainly by strength in its payment-processing network Paypal, while the company’s efforts during the reporting period to bring more fixed price sellers to its site to augment its auction business has gone somewhat slowly and has been a drag on growth. Allstate benefited from a reduction in catastrophic claims and its acquisition of online insurance services provider Esurance. We believe that the company may see an increase in property and casualty insurance claims related to Hurricane Sandy, which struck the east coast of the U.S. in October 2012.

During the reporting period, the Fund’s net and gross exposure both rose moderately. We increased the positions in the healthcare and consumer staples sectors driven by our bottom-up research, which we used to identify ideas for new positions on both the long and short side of the portfolio. We repositioned the Fund’s energy and industrial holdings in an effort to reduce the exposure to energy price swings, which remain heavily influenced by political activity outside the U.S. Furthermore, business models within some segments of the energy sector have become even more sensitive to shifts in external prices than they have been in the past. Like in other sectors we have positioned that part of the portfolio to rely almost solely on differences among companies within it rather than on a directional view of the market. We believe that these changes, in particular, have been helpful in reducing the volatility of the portfolio and in creating more company specific returns since the early part of the summer. The Fund has no exposure to traditional regulated utilities, which we generally view as somewhat overvalued despite – or perhaps because of – very high dividend yields in the low income-producing environment. We increased the portfolio’s long positions in several income-producing companies, including pharmaceutical firm Pfizer, global security and aerospace company Lockheed Martin, and networking equipment maker Cisco Systems with an eye to maintaining balance between the long and short sides of the portfolio. U.S. corporations generally are becoming significantly more interested in returning capital to shareholders via dividends. We view this trend positively, but see uncertainty regarding federal tax policy and reduced financial flexibility as headwinds against further rising valuations among income-paying stocks. We are closely watching the financials sector, where U.S. banking regulators have been slow to allow payout ratios to rise. Overall, the portfolio has less exposure to cyclically volatile revenue streams and to European derived revenues than it did a year ago, While we do not maintain an overtly negative view of the U.S. or global economy, we believe that it is readily apparent that risks around slowing government spending globally are rising at a time when private economic growth drivers are becoming more mixed.

2012 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

At the end of the reporting period, the Fund maintained a net long position of approximately 44% of net assets. The largest individual long holdings were media and cable company Comcast, and integrated oil and gas company Chevron Corp. We feel that Comcast has become broadly more “shareholder-friendly” with a bias to raising its dividend over time and toward reducing the amount of capital which needs to be deployed to support the business. In our view, Chevron has a strong management team and good business execution. Additionally, we feel that the stock is trading at a relatively attractive valuation. The largest short exposures included two positions within the energy sector: industrial products and equipment maker Illinois Tool Works and SPDR Oil & Gas Exploration & Production, an exchange-traded fund (ETF) which seeks to replicate as closely the returns of the oil and gas exploration and production sub-industry portion of the S&P Total Markets Index. Illinois Tool Works has a portfolio of products which are both economically sensitive and less differentiated. Therefore, we feel that over time the company will find not only that it is difficult to return to the levels of profitability witnessed prior to weakness in residential and commercial construction. We view the Fund’s short exposure to SPDR Oil & Gas Exploration & Production in combination with company-specific short positions as a way to manage the volatility of returns within the industry in a manner that allows us to have larger positions in some of the long holdings that we favor.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Risk Considerations

There are special risks associated with selling securities short. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. The use of leverage will also increase market exposure and magnify risk.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2012

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	2.10%		(0.79%	)	5.14%
	w/SC2	(3.84%	)	(1.97%	)	4.51%
Class C3	w/o SC	1.31%		(1.50%	)	4.37%
	w/SC4	0.31%		(1.50%	)	4.37%
Class R5,6	w/o SC	1.60%		(1.10%	)	4.83%
Institutional Service Class[6,7]	w/o SC	2.17%		(0.61%	)	5.32%
Institutional Class[6,8]	w/o SC	2.34%		(0.53%	)	5.37%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from June 22, 2003 to June 22, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns prior to June 22, 2003 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Returns through June 22, 2003 are based on the previous performance of the Class B shares of the Second Predecessor Fund; for the period from June 23, 2003 to February 26, 2004 (prior to the commencement of operations of the Class R shares) the returns of Class R shares are based on the previous performance of the Predecessor Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (November 1, 2009) are based on the previous performance of the Institutional Class. The performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of the Institutional Service Class shares.
8	Returns through June 22, 2003 are based on the previous performance of the Second Predecessor Fund Class R shares and for the period from June 23, 2003 to June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.

2012 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues and measures monthly return equivalents of yield averages that are not marked to market.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Long Positions
Asset Allocation
Common Stocks	82.5%
Repurchase Agreement	17.9%
Liabilities in excess of other assets	(0.4%	)
	100.0%

Top Sectors
Information Technology	14.2%
Industrials	13.5%
Consumer Discretionary	12.4%
Health Care	10.3%
Consumer Staples	9.4%
Financials	8.5%
Energy	6.8%
Materials	5.1%
Utilities	2.3%
Other	17.5%
100.0%

Top Holdings*
Comcast Corp., Class A	2.8%
Chevron Corp.	2.4%
JPMorgan Chase & Co.	2.3%
ITC Holdings Corp.	2.3%
Kellogg Co.	2.3%
Target Corp.	2.2%
Warnaco Group, Inc. (The)	2.2%
QUALCOMM, Inc.	2.2%
Potash Corp. of Saskatchewan, Inc.	2.1%
IntercontinentalExchange, Inc.	2.1%
Other	77.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Short Positions
Asset Allocation
Common Stocks	29.7%
Exchange Traded Funds	8.7%
Other assets in excess of liabilities	61.6%
100.0%

Top Sectors
Industrials	8.7%
Consumer Discretionary	5.7%
Financials	5.0%
Health Care	3.4%
Energy	2.6%
Information Technology	2.2%
Consumer Staples	2.1%
Other	70.3%
100.0%

Top Holdings
Illinois Tool Works, Inc.	2.5%
SPDR S&P Oil & Gas Exploration & Production ETF	2.4%
Northrop Grumman Corp.	2.3%
Campbell Soup Co.	2.1%
Leggett & Platt, Inc.	2.0%
PACCAR, Inc.	1.8%
Allstate Corp. (The)	1.7%
Cardinal Health, Inc.	1.6%
Darden Restaurants, Inc.	1.6%
Lululemon Athletica, Inc.	1.5%
Other	80.5%
100.0%

Annual Report 2012

Statement of Investments

October 31, 2012

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—LONG POSITIONS (82.5%)
Consumer Discretionary (12.4%)
Ascena Retail Group, Inc.*	210,000	$4,158,000
BorgWarner, Inc.*	133,400	8,780,388
Comcast Corp., Class A	424,800	15,934,248
Staples, Inc.	953,700	10,981,856
Starwood Hotels & Resorts Worldwide, Inc.	101,700	5,273,145
Target Corp.	200,100	12,756,375
Warnaco Group, Inc. (The)*	180,030	12,706,517
		70,590,529
Consumer Staples (9.4%)
CVS Caremark Corp.	211,300	9,804,320
Kellogg Co.	245,500	12,844,560
Kraft Foods Group, Inc.*	249,166	11,332,070
PepsiCo, Inc.	161,400	11,175,336
Philip Morris International, Inc.	95,700	8,475,192
		53,631,478
Energy (6.8%)
Apache Corp.	62,800	5,196,700
Chevron Corp.	120,900	13,324,389
EOG Resources, Inc.	49,200	5,731,308
National Oilwell Varco, Inc.	113,800	8,387,060
Schlumberger Ltd.	85,300	5,930,909
		38,570,366
Financials (8.5%)
Aflac, Inc.	145,800	7,257,924
Aspen Insurance Holdings Ltd.	305,800	9,892,630
IntercontinentalExchange, Inc.*	89,500	11,724,500
JPMorgan Chase & Co.	314,550	13,110,444
State Street Corp.	136,200	6,070,434
		48,055,932
Health Care (10.3%)
Aetna, Inc.	258,300	11,287,710
Bristol-Myers Squibb Co.	277,800	9,236,850
Covance, Inc.*	117,100	5,703,941
Gilead Sciences, Inc.*	83,700	5,621,292
IPC The Hospitalist Co., Inc.*	100,000	3,449,000
Pfizer, Inc.	225,000	5,595,750
St. Jude Medical, Inc.	194,200	7,430,092
Waters Corp.*	126,900	10,381,689
		58,706,324
Industrials (13.5%)
BE Aerospace, Inc.*	200,600	9,045,054
Canadian National Railway Co.	99,500	8,594,810
Clean Harbors, Inc.*	174,100	10,158,735
Deere & Co.	102,700	8,774,688
Emerson Electric Co.	176,900	8,567,267
Kansas City Southern	92,623	7,452,447
Lockheed Martin Corp.	65,600	6,144,752
Precision Castparts Corp.	49,300	8,532,351
Wabtec Corp.	113,100	9,262,890
		76,532,994
Information Technology (14.2%)
Alliance Data Systems Corp.*	48,500	$6,937,925
Apple, Inc.	13,600	8,093,360
Cisco Systems, Inc.	500,000	8,570,000
Cognizant Technology Solutions Corp., Class A*	117,400	7,824,710
EMC Corp.*	410,400	10,021,968
Oracle Corp.	300,000	9,315,000
QUALCOMM, Inc.	214,697	12,575,877
Solera Holdings, Inc.	184,066	8,616,129
Visa, Inc., Class A	64,320	8,925,043
		80,880,012
Materials (5.1%)
Potash Corp. of Saskatchewan, Inc.	291,700	11,775,929
Praxair, Inc.	109,200	11,598,132
Valspar Corp.	100,000	5,603,000
		28,977,061
Utilities (2.3%)
ITC Holdings Corp.	163,800	13,041,756
Total Common Stocks—Long Positions		468,986,452
REPURCHASE AGREEMENT (17.9%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $101,533,423, collateralized by U.S. Treasury Note, maturing 08/31/2017; total market value of $103,565,169	$101,533,000	101,533,000
Total Repurchase Agreement		101,533,000
Total Investments (Cost $524,988,700) (a)—100.4%		570,519,452

Liabilities in excess of other assets—(0.4)%		(2,477,848)
Net Assets—100.0%		$568,041,604

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2012 Annual Report

Statement of Investments (concluded)

October 31, 2012

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—SHORT POSITIONS (29.7%)
Consumer Discretionary (5.7%)
Bally Technologies, Inc.*	68,700	$3,429,504
Darden Restaurants, Inc.	170,800	8,987,496
Leggett & Platt, Inc.	429,000	11,381,370
Lululemon Athletica, Inc.*	121,100	8,357,111
		32,155,481
Consumer Staples (2.1%)
Campbell Soup Co.	334,700	11,804,869
Energy (2.6%)
Denbury Resources, Inc.*	366,000	5,610,780
Patterson-UTI Energy, Inc.	250,000	4,045,000
Peabody Energy Corp.	175,000	4,882,500
		14,538,280
Financials (5.0%)
Allstate Corp. (The)	244,100	9,759,118
Bank of America Corp.	722,100	6,729,972
Discover Financial Services	108,700	4,456,700
Fifth Third Bancorp	324,100	4,709,173
TCF Financial Corp.	242,200	2,770,768
		28,425,731
Health Care (3.4%)
Agilent Technologies, Inc.	150,000	5,398,500
Boston Scientific Corp.*	987,200	5,074,208
Cardinal Health, Inc.	219,600	9,032,148
		19,504,856
Industrials (8.7%)
Con-way, Inc.	200,000	$5,822,000
Harsco Corp.	300,000	5,997,000
Illinois Tool Works, Inc.	232,800	14,277,624
Northrop Grumman Corp.	193,000	13,257,170
PACCAR, Inc.	230,300	9,981,202
		49,334,996
Information Technology (2.2%)
Badger Meter, Inc.	133,000	5,697,720
CA, Inc.	310,900	7,001,468
		12,699,188
Total Common Stocks—Short Positions		168,463,401
EXCHANGE TRADED FUNDS—SHORT POSITIONS (8.7%)
Equity Funds (8.7%)
iShares Russell 2000 Value Index Fund	80,000	5,825,600
Market Vectors Semiconductor ETF*	260,900	8,111,381
Materials Select Sector SPDR Fund	226,300	8,144,537
SPDR S&P Oil & Gas Exploration & Production ETF	255,600	13,751,280
SPDR S&P Regional Banking ETF	266,000	7,432,040
SPDR S&P Retail ETF	98,500	6,137,535
		49,402,373
Total Exchange Traded Funds—Short Positions		49,402,373
Total Securities Sold Short (Proceeds $194,347,865)—38.4%		$217,865,774

*	Non-income producing security.
ETF	Exchange-Traded Fund

See accompanying notes to financial statements.

Annual Report 2012

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Class A shares at net asset value net of fees) returned 9.86% for the 12-month period ended October 31, 2012, versus the 10.11% return of its benchmark, the MSCI World Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Large-Cap Core Funds (consisting of 64 funds) was 10.27% for the period.

The MSCI World Index rose during the annual period largely driven by the vast amount of liquidity injected into the global financial system. Throughout the period, the Eurozone debt crisis and slowing economic activity dominated sentiment. But risk appetite returned following efforts by major global central banks to provide emergency loans to European banks, while the UK and Japan expanded quantitative easing. In particular, the European Central Bank’s (ECB) Long-Term Refinancing Operation for lenders raised investors’ hopes, as did news of the €130 billion (roughly US$167 billion) Greek bailout. Optimism that funding pressures would ease was also boosted by the ECB’s interest rate cuts to a historic low and its Outright Monetary Transactions bond-buying program. Furthermore, the U.S. Federal Reserve’s third round of quantitative easing and improved third-quarter 2012 economic data in the U.S., China and the UK, the latter of which emerged from a technical recession, lifted market sentiment. However, gains were pared by concerns over the still-unresolved “fiscal cliff” of U.S. federal government spending cuts and income tax increases looming at the beginning of 2013, which weighed on U.S. corporate earnings.

The main stock detractors from Fund performance for the reporting period included Australia’s QBE Insurance and Japan’s Canon. QBE’s profits suffered from record catastrophe claims and the return on its investment portfolio was weighed down by low yields. Canon was negatively affected by a sluggish office equipment market and investors’ concerns over demand for cameras, leading it to lower its full-year profit outlook. On a positive note, however, Canon announced another round of share buybacks. The lack of exposure to U.S. technology company Apple also hindered Fund performance, as its share price climbed following new product releases. Apple also announced its first dividend in 17 years and initiated a $10 billion stock buyback.

Top individual stock contributors to Fund performance during the annual period included Taiwan Semiconductor Manufacturing (TSMC), U.S.-listed tobacco company Philip Morris International, and Korea’s Samsung Electronics. TSMC provided an upbeat outlook for 2012 because of fast growth in mobile computing devices that flows through to semiconductor demand. Philip Morris was supported by solid earnings attributable to its defensive characteristics. Samsung Electronics saw record profits during the period, bolstered mainly by its telecoms division.

During the reporting period, we initiated positions in several companies that we believed were trading at attractive valuations. These included Canadian fertilizer producer Potash Corp. of Saskatchewan, which, in our view, benefits from a strong asset base and long-term demand drivers, and Hong Kong-based insurance group AIA, which we feel is a high-quality company with growth prospects in Asia. We also initiated positions in Brazilian miner Vale and U.S. media and cable company Comcast. While diverse in their operations, in our view, both companies benefit from the ability to generate cash flows, which we believe could lead to dividend payouts. Conversely, we sold Japan’s Takeda Pharmaceutical and UK-listed miner Rio Tinto after its price strength to reinvest in what we viewed as better opportunities elsewhere. We also exited the Fund’s position in U.S. packaged food manufacturer Kraft Foods as we believed that its valuation no longer met our expectations and its business outlook, in our view, was less attractive after it spun off its snack food business, Mondelez.

At the end of the reporting period, the Fund’s largest absolute stock weightings included TSMC, Swiss drug-maker Roche, and British telecom Vodafone. We believe that TSMC remains impressive, given the cash holdings on the balance sheet and a favorable dividend yield. In our view, Roche Holding has high earnings visibilities within the sector, driven by the synergies from its acquisition of Genentech, as well as its existing stable of products. Vodafone has a diversified geographical business; we like the balance sheet and cash-flow generation, which we feel should be helped further by subsidiary Verizon Wireless’s dividend payouts.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these risks.

2012 Annual Report

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC	9.86%	(3.37%	)	9.06%
	w/SC2	3.54%	(4.51%	)	8.41%
Class C3	w/o SC	9.11%	(4.05%	)	8.30%
	w/SC4	8.11%	(4.05%	)	8.30%
Class R5,6	w/o SC	9.61%	(3.58%	)	8.59%
Institutional Service Class[6,7]	w/o SC	10.16%	(3.32%	)	9.09%
Institutional Class[6,8]	w/o SC	10.16%	(3.18%	)	9.17%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Returns before the first offering of Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class R shares would have produced, because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Service Class shares would only differ to the extent of the differences in expenses of the class.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class (which does not currently have assets) shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

Annual Report 2012

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 24 developed markets countries including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Common Stocks	82.5%
Preferred Stocks	8.0%
Repurchase Agreement	3.1%
Other assets in excess of liabilities	6.4%
100.0%

Top Sectors
Financials	17.9%
Consumer Staples	16.5%
Energy	13.6%
Health Care	11.7%
Information Technology	11.1%
Industrials	6.9%
Telecommunication Services	5.2%
Materials	4.7%
Utilities	1.9%
Consumer Discretionary	1.0%
Other	9.5%
100.0%

Top Holdings*
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.1%
Roche Holding AG	3.9%
Vodafone Group PLC	3.7%
Johnson & Johnson	3.5%
Philip Morris International, Inc.	3.3%
British American Tobacco PLC	3.2%
Novartis AG	2.9%
Standard Chartered PLC	2.8%
Zurich Insurance Group AG	2.8%
Royal Dutch Shell PLC, B Shares	2.7%
Other	67.1%
100.0%

Top Countries
United States	24.5%
United Kingdom	16.3%
Switzerland	12.0%
Japan	5.5%
Brazil	5.4%
Italy	4.9%
Taiwan	4.1%
Sweden	4.0%
Canada	3.6%
China	3.0%
Other	16.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2012 Annual Report

Statement of Investments

October 31, 2012

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (82.5%)
AUSTRALIA (1.9%)
Financials (1.9%)
QBE Insurance Group Ltd. (a)	173,400	$2,368,981
CANADA (3.6%)
Industrials (1.8%)
Canadian National Railway Co.	25,000	2,158,698
Materials (1.8%)
Potash Corp. of Saskatchewan, Inc.	55,300	2,223,074
		4,381,772
CHINA (3.0%)
Energy (1.5%)
PetroChina Co. Ltd., H Shares (a)	1,376,000	1,863,590
Telecommunication Services (1.5%)
China Mobile Ltd. (a)	164,500	1,823,529
		3,687,119
FRANCE (0.9%)
Industrials (0.9%)
Schneider Electric SA (a)	18,100	1,133,323
HONG KONG (2.0%)
Financials (2.0%)
AIA Group Ltd. (a)	311,000	1,224,421
Swire Pacific Ltd., Class A (a)	97,000	1,151,042
		2,375,463
ITALY (4.9%)
Energy (4.9%)
Eni SpA (a)	123,200	2,834,944
Tenaris SA, ADR	81,733	3,074,795
		5,909,739
JAPAN (5.5%)
Financials (1.5%)
Daito Trust Construction Co. Ltd. (a)	17,900	1,806,769
Industrials (1.3%)
FANUC Corp. (a)	9,800	1,561,294
Information Technology (1.3%)
Canon, Inc. (a)	49,400	1,605,483
Materials (1.4%)
Shin-Etsu Chemical Co. Ltd. (a)	29,700	1,676,955
		6,650,501
MEXICO (1.9%)
Consumer Staples (1.9%)
Fomento Economico Mexicano SAB de CV, ADR	25,700	2,328,677
SINGAPORE (1.0%)
Financials (1.0%)
City Developments Ltd. (a)	124,000	1,157,788
SWEDEN (4.0%)
Financials (1.7%)
Nordea Bank AB (a)	231,800	$2,106,981
Industrials (1.0%)
Atlas Copco AB, A Shares (a)	47,900	1,177,919
Information Technology (1.3%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	184,600	1,635,384
		4,920,284
SWITZERLAND (12.0%)
Consumer Staples (2.4%)
Nestle SA (a)	46,300	2,939,502
Financials (2.8%)
Zurich Insurance Group AG* (a)	13,600	3,352,668
Health Care (6.8%)
Novartis AG (a)	58,800	3,545,672
Roche Holding AG (a)	24,800	4,777,102
		8,322,774
		14,614,944
TAIWAN (4.1%)
Information Technology (4.1%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	312,200	4,963,980
UNITED KINGDOM (16.3%)
Consumer Staples (3.2%)
British American Tobacco PLC (a)	78,200	3,878,686
Energy (2.7%)
Royal Dutch Shell PLC, B Shares (a)	94,500	3,342,692
Financials (4.8%)
HSBC Holdings PLC (a)	250,700	2,471,722
Standard Chartered PLC (a)	144,700	3,425,996
		5,897,718
Telecommunication Services (3.7%)
Vodafone Group PLC (a)	1,651,800	4,485,680
Utilities (1.9%)
Centrica PLC (a)	434,100	2,272,651
		19,877,427
UNITED STATES (21.4%)
Consumer Discretionary (1.0%)
Comcast Corp., Class A	33,800	1,267,838
Consumer Staples (9.0%)
CVS Caremark Corp.	62,100	2,881,440
Mondelez International, Inc.	43,700	1,159,798
PepsiCo, Inc.	41,600	2,880,384
Philip Morris International, Inc.	45,000	3,985,200
		10,906,822

See accompanying notes to financial statements.

Annual Report 2012

Statement of Investments (concluded)

October 31, 2012

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
Energy (2.8%)
EOG Resources, Inc.	20,300	$2,364,747
Schlumberger Ltd.	15,500	1,077,715
		3,442,462
Health Care (4.9%)
Johnson & Johnson	60,100	4,256,282
Quest Diagnostics, Inc.	28,400	1,639,248
		5,895,530
Industrials (1.9%)
United Technologies Corp.	28,900	2,258,824
Information Technology (1.8%)
Oracle Corp.	71,300	2,213,865
		25,985,341
Total Common Stocks		100,355,339
PREFERRED STOCKS (8.0%)
BRAZIL (5.4%)
Energy (1.7%)
Petroleo Brasileiro SA, ADR, Preferred Shares	104,100	2,137,173
Financials (2.2%)
Banco Bradesco SA, ADR, Preferred Shares	168,400	2,637,144
Materials (1.5%)
Vale SA, ADR, Preferred Shares	100,100	1,780,779
		6,555,096
REPUBLIC OF SOUTH KOREA (2.6%)
Information Technology (2.6%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(b)	8,500	$3,126,232
Total Preferred Stocks		9,681,328
REPURCHASE AGREEMENT (3.1%)
UNITED STATES (3.1%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $3,771,016, collateralized by U.S. Treasury Note, maturing 10/31/2017; total market value of $3,850,000	$3,771,000	3,771,000
Total Repurchase Agreement		3,771,000
Total Investments (Cost $104,544,895) (c)—93.6%		113,807,667

Other assets in excess of liabilities—6.4%		7,833,891
Net Assets—100.0%		$121,641,558

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2012 Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

The Aberdeen Global Natural Resources Fund (Class A shares at net asset value net of fees) returned 1.54% for the 12-month period ended October 31, 2012, versus the -1.92% return of its benchmark, the S&P Global Natural Resources Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Natural Resources Funds (consisting of 141 funds) was –5.69% for the period.

The S&P Global Natural Resources Index, declined amid market volatility over the annual period. Global central bank policy was supportive; however, risk appetite was buffeted by the economic slowdown in China and the U.S., as well as the worsening debt crisis in Europe. Oil prices declined during the period as weak demand expectations outweighed supply concerns arising from sanctions in Iran and unrest in the Middle East. Gold prices rose marginally over the period as investors sought the precious metal as a refuge against market turbulence, but later moved in tandem with global equity markets. Prices subsequently rebounded on a series of central banks’ monetary stimulus measures as investors pursued a hedge against inflation.

The Fund’s positions in Italian exchange-listed steel pipe-maker Tenaris and U.S. oil and gas company EOG Resources contributed to performance during the annual period. Tenaris delivered solid results for the period, with healthy revenues and continued recovery in margins. EOG increased its output of petroleum liquids. The Fund’s lack of exposure to Wilmar International, which was affected by the decline in palm oil imports by China, also enhanced Fund performance relative to the S&P Global Natural Resources Index for the period.

Among the individual stock detractors from Fund performance for the reporting period was Brazilian miner Vale, which was hampered by softer iron ore prices and relatively disappointing quarterly results. Additionally, the lack of exposure to U.S. integrated oil and gas company Exxon Mobil and Syngenta, a producer of crop protection products and seeds, had a negative impact on Fund performance relative to the S&P Global Natural Resources Index. Exxon Mobil was supported by a large share buy-back program, while Syngenta posted positive results, driven by demand from emerging markets.

In portfolio activity, we exited the Fund’s positions in Tidewater, a provider of offshore supply vessels and marine support services, U.S. energy company Hess, as well as UK gas utility group Centrica, in favor of a new position in Canadian fertilizer maker Potash Corp. of Saskatchewan. We feel that Potash Corp. has quality assets and could see long-term demand growth.

The Fund’s largest absolute stock weightings at the end of the reporting period included EOG Resources, Vale, and Royal Dutch Shell. In our view, EOG is a quality oil and gas company which has repositioned itself effectively in recent years to adapt to industry conditions. We believe that its management has performed well both operationally as well as in relating its progress to shareholders. Brazilian miner Vale in recent years has made acquisitions to diversify its asset base. We feel that the company may gain from the growing demand for commodities over the long term. In our opinion, Royal Dutch Shell is backed by sound management execution, good asset quality, a robust balance sheet, and decent dividend growth. We feel that the oil and gas company may grow through scale and value chain integration without compromising on its finances.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2012

Aberdeen Global Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.		5 Yr.		Inception[2]
Class A	w/o SC	1.54%		(4.51%	)	12.18%
	w/SC3	(4.30%	)	(5.64%	)	11.39%
Class C	w/o SC	0.86%		(5.15%	)	11.41%
	w/SC4	(0.14%	)	(5.15%	)	11.41%
Class R5	w/o SC	1.34%		(4.68%	)	11.92%
Institutional Service Class[5]	w/o SC	1.90%		(4.19%	)	12.50%
Institutional Class[5]	w/o SC	1.85%		(4.20%	)	12.52%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

2012 Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Natural Resources Fund, S&P Global Natural Resources Sector Index™ and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P Global Natural Resources Index™ includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, with exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Common Stocks	96.5%
Repurchase Agreement	1.4%
Other assets in excess of liabilities	2.1%
100.0%

Top Sectors
Materials	48.5%
Energy	43.0%
Industrials	5.0%
Other	3.5%
100.0%
Top Holdings*
EOG Resources, Inc.	6.3%
Vale SA, ADR	6.2%
Royal Dutch Shell PLC, B Shares	5.9%
Tenaris SA, ADR	5.7%
BHP Billiton PLC	4.9%
Eni SpA	4.8%
Shin-Etsu Chemical Co. Ltd.	4.5%
Goldcorp, Inc.	4.4%
Rio Tinto PLC	4.4%
Praxair, Inc.	4.2%
Other	48.7%
100.0%

Top Countries
United States	18.7%
United Kingdom	17.2%
Canada	15.1%
Brazil	11.3%
Italy	10.5%
France	6.0%
Japan	4.5%
China	4.2%
Germany	3.6%
Netherlands	2.6%
Other	6.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2012

Statement of Investments

October 31, 2012

Aberdeen Global Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.5%)
BRAZIL (11.3%)
Energy (2.9%)
Petroleo Brasileiro SA, ADR	66,400	$1,408,344
Industrials (2.2%)
Wilson Sons Ltd., BDR	76,500	1,062,160
Materials (6.2%)
Vale SA, ADR	161,800	2,964,176
		5,434,680
CANADA (15.1%)
Industrials (2.8%)
Canadian National Railway Co.	15,400	1,330,252
Materials (12.3%)
Barrick Gold Corp.	46,300	1,875,150
Goldcorp, Inc.	47,200	2,133,747
Potash Corp. of Saskatchewan, Inc.	47,100	1,901,427
		5,910,324
		7,240,576
CHILE (2.1%)
Materials (2.1%)
Sociedad Quimica y Minera de Chile SA, ADR	17,100	989,235
CHINA (4.2%)
Energy (4.2%)
PetroChina Co. Ltd., H Shares (a)	1,480,000	2,004,442
FRANCE (6.0%)
Energy (2.3%)
Total SA (a)	21,400	1,077,923
Materials (3.7%)
Air Liquide SA (a)	15,070	1,779,043
		2,856,966
GERMANY (3.6%)
Materials (3.6%)
Linde AG (a)	10,200	1,716,482
ITALY (10.5%)
Energy (10.5%)
Eni SpA (a)	100,200	2,305,693
Tenaris SA, ADR	72,100	2,712,402
		5,018,095
JAPAN (4.5%)
Materials (4.5%)
Shin-Etsu Chemical Co. Ltd. (a)	38,000	2,145,599
NETHERLANDS (2.6%)
Energy (2.6%)
Fugro NV, CVA (a)	18,700	1,265,495
THAILAND (2.1%)
Energy (2.1%)
PTT Exploration & Production PCL, Foreign Shares (a)	184,600	$995,937
UNITED KINGDOM (17.2%)
Energy (7.9%)
BG Group PLC (a)	50,100	930,201
Royal Dutch Shell PLC, B Shares (a)	80,300	2,840,403
		3,770,604
Materials (9.3%)
BHP Billiton PLC (a)	74,000	2,371,790
Rio Tinto PLC (a)	42,000	2,098,169
		4,469,959
		8,240,563
UNITED STATES (17.3%)
Energy (10.5%)
EOG Resources, Inc.	26,100	3,040,389
Schlumberger Ltd.	28,700	1,995,511
		5,035,900
Materials (6.8%)
Monsanto Co.	14,400	1,239,408
Praxair, Inc.	19,000	2,017,990
		3,257,398
		8,293,298
Total Common Stocks		46,201,368
REPURCHASE AGREEMENT (1.4%)
UNITED STATES (1.4%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $679,003, collateralized by U.S. Treasury Note, maturing 8/15/2021; total market value of $694,650	$679,000	679,000
Total Repurchase Agreement		679,000
Total Investments (Cost $44,104,489) (b)—97.9%		46,880,368

Other assets in excess of liabilities—2.1%		1,019,055
Net Assets—100.0%		$47,899,423

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
CVA	Dutch Certificate

See accompanying notes to financial statements.

2012 Annual Report

Aberdeen Global Small Cap Fund (Unaudited)

The Aberdeen Global Small Cap Fund (Class A shares at net asset value net of fees) returned 21.77% for the 12-month period ended October 31, 2012, versus the 9.71% return of its benchmark, the MSCI World Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Small/Mid-Cap Funds (consisting of 105 funds) was 7.30% for the period.

The MSCI World Small Cap Index rose during the annual period, driven by the vast amount of liquidity injected into the global financial system. Throughout the period, the Eurozone debt crisis and slowing economic activity dominated market sentiment. But risk appetite returned following efforts by major global central banks to provide emergency loans to European banks, while the UK and Japan expanded quantitative easing. In particular, the European Central Bank’s (ECB) Long-Term Refinancing Operation for lenders raised investors’ hopes, as did news of the €130 billion (roughly US$167 billion) Greek bailout. Optimism that funding pressures would ease was also boosted by the ECB’s interest rate cuts to a historic low and its Outright Monetary Transactions bond-buying program. Furthermore, the U.S. Federal Reserve’s third round of quantitative easing and improved third-quarter economic data in the U.S., China and the UK, the latter of which emerged from a technical recession, lifted sentiment. But gains were pared by concerns over the still-unresolved “fiscal cliff” of U.S. federal government spending cuts and income tax increases looming at the beginning of 2013, which weighed on U.S. corporate earnings.

Among the key stock detractors from Fund performance during the annual period were Japanese cosmetics and health food retailer Dr.Ci:Labo; Wincor Nixdorf, a German supplier of electronic cash registers; and Indian pharmaceutical company Sanofi India. Dr.Ci:Labo’s share price fell following a decline in its wholesale channel sales, stiff competition in the lower-price segment, as well as higher operating expenses. Nonetheless, the company announced a share buy-back plan in an effort to improve shareholder return. Wincor Nixdorf reported relatively disappointing quarterly results during the reporting period amid the sustained downturn in the financial services industry. The company’s banking hardware sales decreased across all geographical regions. We subsequently exited the Fund’s position in the company in view of what we believe are its structural challenges. Sanofi India, formerly known as Aventis Pharma, was affected negatively by acquisition expenses.

Fund performance for the reporting period was bolstered primarily by Siam Makro, Thailand’s biggest cash-and-carry domestic wholesaler, Japanese snack food company Calbee, and Egyptian lender National Societe Generale Bank (NSGB). Siam Makro saw net income rise sharply as consumer spending rebounded after the widespread flooding, thanks to the minimum wage hike. The reduction in Thai corporate tax rates from 30% to 23% in January 2012 also lifted corporate earnings. Calbee, which posted better-than-expected profits during the annual period, has been gaining market share domestically as well as laying the groundwork for expansion in China and the U.S. NSGB’s share price rallied after Qatari bank QNB expressed interest in buying the subsidiary from its parent company, Societe Generale.

During the reporting period, we initiated holdings in several companies that we believe are well managed and have attractive valuations. These included U.S. salt producer Compass Minerals International, UK manufacturing and research group Oxford Instruments, clothing producer Warnaco Group, and French animal drug company Societe Virbac. We also initiated positions in Canadian Western Bank, a conservatively managed lender, in our view, and Brazilian retailer Cia Hering, which we feel is well positioned in its market. Additionally, we established new positions in Spanish food-casing maker Viscofan because we believe it has a strong business and healthy growth outlook, and Australian vehicle accessory manufacturer ARB Corp., which in our view has attractive prospects. Conversely, we exited several holdings, including Hungarian pharmaceutical company Gedeon Richter, U.S. energy services company Tidewater, Singapore IT company Venture Corp., UK munitions manufacturer Chemring Group, Italian utility Hera, Japanese mushroom producer Hokuto Corp., South African retailer Massmart Holdings, Brazilian retailer Lojas Renner, and U.S. drug manufacturing group Perrigo.

The Fund’s largest absolute stock weightings at the end of the annual period were Germany’s Fuchs Petrolub, a global manufacturer and distributor of lubricants and related specialty products; Hong Kong-based satellite operator Asia Satellite Telecom Holdings, which owns and operates three satellites located in prime geo-stationary positions over the Asian land mass and provides access to two-thirds of the world’s population; and Siam Makro, Thailand’s biggest cash-and-carry domestic wholesaler, which is benefiting from steady demand for food products and, in our view, has longer-term expansion opportunities.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2012

Aberdeen Global Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.	5 Yr.		10 Yr.
Class A2	w/o SC	21.77%	0.81%		9.41%
	w/SC3	14.78%	(0.38%	)	8.77%
Class C	w/o SC	20.92%	0.08%		8.61%
	w/SC4	19.92%	0.08%		8.61%
Class R5,6	w/o SC	21.44%	0.56%		9.14%
Institutional Service Class [5,7]	w/o SC	21.88%	0.93%		9.47%
Institutional Class[5,8]	w/o SC	22.13%	0.95%		9.49%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A returns for periods prior to July 20, 2009, are based on the performance of Common Class shares of the Predecessor Fund, which were exchanged for Class A shares of the Fund in the reorganization. Class A and Class B shares of the Global Predecessor Fund were also exchanged for Class A shares of the Fund in the reorganization.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Returns for Class R shares are based on the performance of Adviser Class shares of the Predecessor Fund, which were exchanged for Class R shares of the Fund in the reorganization. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
7	Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares, would only differ to the extent of the differences in expenses between the two classes.
8	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.

2012 Annual Report

Aberdeen Global Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Small Cap Fund, Morgan Stanley Capital International (MSCI) World Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Small Cap Index is a free float-adjusted, market capitalization-weighted index comprised of small cap companies from 24 developed markets countries including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Common Stocks	91.8%
Repurchase Agreement	5.9%
Preferred Stocks	2.4%
Liabilities in excess of other assets	(0.1%	)
	100.0%

Top Sectors
Health Care	15.5%
Consumer Staples	14.8%
Materials	14.3%
Industrials	13.4%
Financials	10.7%
Consumer Discretionary	9.5%
Information Technology	4.5%
Energy	4.3%
Utilities	3.9%
Telecommunication Services	3.3%
Other	5.8%
100.0%

Top Holdings*
Fuchs Petrolub AG	4.0%
Asia Satellite Telecommunications Holdings Ltd.	3.3%
Siam Makro PCL, Foreign Shares	3.0%
Calbee, Inc.	3.0%
Wilson Sons Ltd., BDR	2.9%
Warnaco Group, Inc. (The)	2.7%
Silgan Holdings, Inc.	2.5%
Sanofi India Ltd.	2.5%
Symrise AG	2.5%
Bank of the Philippine Islands	2.4%
Other	71.2%
100.0%

Top Countries
United Kingdom	18.3%
United States	16.2%
Japan	10.2%
Brazil	8.1%
Hong Kong	7.6%
Germany	6.5%
India	5.9%
Thailand	5.4%
Singapore	3.4%
Philippines	2.4%
Other	16.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2012

Statement of Investments

October 31, 2012

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (91.8%)
AUSTRALIA (0.9%)
Consumer Discretionary (0.9%)
ARB Corp. Ltd. (a)	74,800	$797,044
BRAZIL (8.1%)
Consumer Discretionary (1.0%)
Cia Hering	37,200	854,608
Financials (1.9%)
Multiplan Empreendimentos Imobiliarios SA	55,500	1,625,883
Health Care (2.3%)
OdontoPrev SA	385,000	1,990,350
Industrials (2.9%)
Wilson Sons Ltd., BDR	176,854	2,455,520
		6,926,361
CANADA (1.0%)
Financials (1.0%)
Canadian Western Bank	28,200	834,635
EGYPT (1.9%)
Financials (1.9%)
National Societe Generale Bank SAE	219,529	1,634,122
FRANCE (0.9%)
Health Care (0.9%)
Virbac SA (a)	4,600	801,316
GERMANY (6.5%)
Materials (6.5%)
Fuchs Petrolub AG (a)	55,300	3,446,521
Symrise AG (a)	59,000	2,122,259
		5,568,780
HONG KONG (7.6%)
Consumer Discretionary (2.0%)
Cafe de Coral Holdings Ltd. (a)	586,000	1,733,040
Information Technology (2.3%)
ASM Pacific Technology Ltd. (a)	181,700	2,021,264
Telecommunication Services (3.3%)
Asia Satellite Telecommunications Holdings Ltd.	883,500	2,815,782
		6,570,086
INDIA (5.9%)
Health Care (4.1%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	36,297	1,351,079
Sanofi India Ltd. (a)	51,500	2,128,112
		3,479,191
Materials (1.8%)
Castrol (India) Ltd. (a)	275,100	1,550,370
		5,029,561
JAPAN (10.2%)
Consumer Staples (4.5%)
Calbee, Inc. (a)	28,100	$2,581,172
Dr. Ci:Labo Co. Ltd. (a)	410	1,317,778
		3,898,950
Health Care (4.3%)
Asahi Intecc Co. Ltd.	67,700	2,009,035
Sysmex Corp. (a)	34,900	1,641,023
		3,650,058
Industrials (1.4%)
Nabtesco Corp. (a)	63,300	1,181,366
		8,730,374
MEXICO (2.3%)
Industrials (2.3%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	208,300	2,012,846
NETHERLANDS (2.4%)
Energy (2.4%)
Fugro NV, CVA (a)	30,200	2,043,741
PHILIPPINES (2.4%)
Financials (2.4%)
Bank of the Philippine Islands (a)	1,070,173	2,101,688
SINGAPORE (3.4%)
Financials (1.5%)
Wheelock Properties (Singapore) Ltd. (a)	847,000	1,256,629
Health Care (1.9%)
Raffles Medical Group Ltd. (a)	819,000	1,640,898
		2,897,527
SOUTH AFRICA (0.9%)
Consumer Discretionary (0.9%)
Truworths International Ltd. (a)	70,700	769,889
SPAIN (1.0%)
Consumer Staples (1.0%)
Viscofan SA (a)	18,500	896,358
SWITZERLAND (2.4%)
Consumer Staples (2.4%)
Barry Callebaut AG* (a)	2,200	2,101,150
THAILAND (5.4%)
Consumer Staples (3.0%)
Siam Makro PCL, Foreign Shares (a)	172,900	2,586,212
Utilities (2.4%)
Electricity Generating PCL, Foreign Shares (a)	489,700	2,089,735
		4,675,947
UNITED KINGDOM (18.3%)
Consumer Discretionary (2.0%)
Millennium & Copthorne Hotels PLC (a)	208,200	1,689,467

See accompanying notes to financial statements.

2012 Annual Report

Statement of Investments (concluded)

October 31, 2012

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
Consumer Staples (1.5%)
PZ Cussons PLC	242,200	$1,323,027
Energy (1.9%)
John Wood Group PLC (a)	121,911	1,675,625
Financials (2.0%)
Close Brothers Group PLC (a)	125,000	1,710,443
Health Care (2.0%)
Dechra Pharmaceuticals PLC (a)	170,640	1,700,311
Industrials (5.3%)
Rotork PLC (a)	34,000	1,252,607
Spirax-Sarco Engineering PLC (a)	53,700	1,681,265
Weir Group PLC (The) (a)	57,900	1,631,708
		4,565,580
Information Technology (1.6%)
Oxford Instruments PLC (a)	63,100	1,369,270
Materials (2.0%)
Victrex PLC (a)	74,900	1,726,467
		15,760,190
UNITED STATES (10.3%)
Consumer Discretionary (2.7%)
Warnaco Group, Inc. (The)*	32,300	2,279,734
Industrials (1.5%)
RBC Bearings, Inc.*	26,200	1,301,092
Information Technology (0.6%)
Rofin-Sinar Technologies, Inc.*	28,100	511,701
Materials (4.0%)
Compass Minerals International, Inc.	16,500	1,301,025
Silgan Holdings, Inc.	49,800	2,156,838
		3,457,863
Utilities (1.5%)
ITC Holdings Corp.	16,100	$1,281,882
		8,832,272
Total Common Stocks		78,983,887
PREFERRED STOCKS (2.4%)
CHILE (2.4%)
Consumer Staples (2.4%)
Embotelladora Andina SA, Preferred Shares	324,500	2,050,255
Total Preferred Stocks		2,050,255
REPURCHASE AGREEMENT (5.9%)
UNITED STATES (5.9%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $5,098,021, collateralized by U.S. Treasury Note, maturing 5/31/2018; total market value of $5,204,750	$5,098,000	5,098,000
Total Repurchase Agreement		5,098,000
Total Investments (Cost $65,111,377) (b)—100.1%		86,132,142

Liabilities in excess of other assets—(0.1)%		(119,520)
Net Assets—100.0%		$86,012,622

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BDR	Brazilian Depositary Receipt
CVA	Dutch Certificate

See accompanying notes to financial statements.

Annual Report 2012

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Class A shares at net asset value net of fees) returned 6.84% for the 12-month period ended October 31, 2012, versus the 4.47% return of its benchmark, the MSCI ACWI ex US Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 189 funds) was 5.85% for the period.

The MSCI ACWI ex US Index rose during the annual period, largely driven by the vast amount of liquidity injected into the global financial system. Throughout the period, the Eurozone debt crisis and slowing economic activity dominated market sentiment. But risk appetite returned following efforts by major global central banks to provide emergency loans to European banks, while the UK and Japan expanded quantitative easing. In particular, the European Central Bank’s (ECB) Long-Term Refinancing Operation for lenders raised investors’ hopes, as did news of the €130 billion (roughly US$167 billion) Greek bailout. Optimism that funding pressures would ease was also boosted by the ECB’s interest rate cuts to a historic low and its Outright Monetary Transactions bond-buying program. Furthermore, the U.S. Federal Reserve’s third round of quantitative easing and improved third-quarter economic data in the U.S., China and the UK, the latter of which emerged from a technical recession, lifted sentiment. But gains were pared by concerns over the still-unresolved “fiscal cliff” of U.S. federal government spending cuts and income tax increases looming at the beginning of 2013, which weighed on U.S. corporate earnings.

The main stock detractors from the Fund’s relative performance for the annual period included Australia’s QBE Insurance, Japan’s Canon, and Brazil’s Banco Bradesco. QBE’s profits suffered from record catastrophe claims and the return on its investment portfolio was weighed down by low yields. Canon was affected by a sluggish office equipment market and investors’ concerns over demand for cameras, leading it to lower its full-year profit outlook. On a positive note, however, Canon announced another round of share buy-backs. Shares of Banco Bradesco were hindered by investors’ concerns over delinquency rates in the banking sector and increased loan loss provisions.

Top contributors to the Fund’s relative return for the reporting period included Taiwan Semiconductor Manufacturing Co. (TSMC), Korea’s Samsung Electronics and Swiss drug-maker Roche. TSMC provided an upbeat outlook for the full year of 2012 because of fast growth in mobile computing devices that flows through to semiconductor demand. Samsung Electronics saw robust profits during the period, bolstered mainly by its telecoms division, which prompted management to upgrade its profit forecasts for 2013. Roche advanced following positive results for its Hepatitis C treatment, as well as several of its cancer and arthritis drugs.

During the reporting period, we initiated positions in several companies that we believed were trading at attractive valuations. These included Brazilian miner Vale and German chemical company Linde. We also established a new position in Canadian fertilizer producer Potash Corp. of Saskatchewan, which in our view is a market leader that benefits from a strong asset base and robust long-term demand drivers. Other new positions included Hong Kong-based insurance group AIA, which we feel is a high-quality company with good growth prospects in Asia, as well as UK energy services company John Wood, a well-managed business with good long-term potential, in our view. Conversely, we exited the Fund’s positions in Japan’s Takeda Pharmaceutical and Spanish insurer Mapfre because we believed their business outlook was deteriorating.

At the end of the reporting period, the Fund’s largest absolute stock weightings included Roche, British telecom Vodafone, and British American Tobacco (BAT). In our opinion, Roche has one of the highest earnings visibilities within the sector, driven by the synergies from its acquisition of Genentech, as well as its existing stable of products. Vodafone is a UK-based mobile phone operator with a diversified geographical business. We like its robust balance sheet and cash flow generation, which we feel should be boosted further by subsidiary Verizon Wireless’s dividend payouts. BAT has exposure to the higher-growth emerging markets. We believe the global tobacco company should continue to benefit from robust cash flows and an extensive cost-cutting program.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these risks.

2012 Annual Report

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC	6.84%	(4.20%	)	11.52%
	w/SC2	0.72%	(5.33%	)	10.86%
Class C3	w/o SC	6.09%	(4.86%	)	10.73%
	w/SC4	5.09%	(4.86%	)	10.73%
Class R5,6	w/o SC	6.67%	(4.38%	)	11.22%
Institutional Service Class[5]	w/o SC	7.07%	(3.97%	)	11.81%
Institutional Class[5,7]	w/o SC	7.18%	(3.90%	)	11.85%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

Annual Report 2012

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex USA Index and the Consumer Price Index (CPI) over a 10-year period ending October 31, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Index is a free float-adjusted, market capitalization-weighted index that captures large and mid capitalization representation across 24 developed markets countries (excluding the US) including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK; and 21 emerging markets countries including: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Common Stocks	86.6%
Preferred Stocks	9.4%
Repurchase Agreement	3.8%
Other assets in excess of liabilities	0.2%
100.0%

Top Sectors
Financials	21.7%
Energy	13.8%
Consumer Staples	11.9%
Information Technology	11.1%
Telecommunication Services	9.6%
Materials	8.5%
Health Care	8.3%
Industrials	7.7%
Utilities	3.4%
Other	4.0%
100.0%
Top Holdings*
Roche Holding AG	4.5%
Vodafone Group PLC	4.2%
British American Tobacco PLC	4.2%
Novartis AG	3.8%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	3.6%
Nestle SA	3.4%
Standard Chartered PLC	3.1%
Eni SpA	3.1%
Zurich Insurance Group AG	3.0%
Tenaris SA, ADR	2.7%
Other	64.4%
100.0%

Top Countries
United Kingdom	23.0%
Switzerland	15.7%
Japan	6.4%
Brazil	5.8%
Italy	5.8%
Singapore	5.3%
Canada	4.8%
Taiwan	4.6%
China	4.5%
France	4.4%
Other	19.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2012 Annual Report

Statement of Investments

October 31, 2012

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (86.6%)
AUSTRALIA (2.4%)
Financials (2.4%)
QBE Insurance Group Ltd. (a)	1,634,300	$22,327,714
CANADA (4.8%)
Industrials (1.9%)
Canadian National Railway Co.	202,000	17,442,283
Materials (1.9%)
Potash Corp. of Saskatchewan, Inc.	431,800	17,358,468
Telecommunication Services (1.0%)
TELUS Corp.	140,100	9,095,453
		43,896,204
CHINA (4.5%)
Energy (2.1%)
PetroChina Co. Ltd., H Shares (a)	13,988,000	18,944,687
Telecommunication Services (2.4%)
China Mobile Ltd. (a)	2,034,285	22,550,628
		41,495,315
FRANCE (4.4%)
Consumer Staples (1.9%)
Casino Guichard-Perrachon SA (a)	200,000	17,458,193
Industrials (1.0%)
Schneider Electric SA (a)	143,100	8,960,141
Utilities (1.5%)
GDF Suez (a)	586,500	13,461,548
		39,879,882
GERMANY (1.0%)
Materials (1.0%)
Linde AG (a)	55,200	9,289,195
HONG KONG (2.0%)
Financials (2.0%)
AIA Group Ltd. (a)	2,456,000	9,669,380
Swire Pacific Ltd., Class A (a)	740,500	8,787,081
		18,456,461
ITALY (5.8%)
Energy (5.8%)
Eni SpA (a)	1,222,600	28,133,135
Tenaris SA, ADR	655,732	24,668,638
		52,801,773
JAPAN (6.4%)
Financials (1.5%)
Daito Trust Construction Co. Ltd. (a)	132,900	13,414,499
Industrials (1.4%)
FANUC Corp. (a)	82,600	13,159,477
Information Technology (1.5%)
Canon, Inc. (a)	425,349	$13,823,697
Materials (2.0%)
Shin-Etsu Chemical Co. Ltd. (a)	318,399	17,977,805
		58,375,478
MEXICO (2.4%)
Consumer Staples (2.4%)
Fomento Economico Mexicano SAB de CV, ADR	240,900	21,827,949
SINGAPORE (5.3%)
Financials (3.3%)
City Developments Ltd. (a)	1,393,000	13,006,436
Oversea-Chinese Banking Corp. Ltd. (a)	2,339,184	17,385,658
		30,392,094
Telecommunication Services (2.0%)
Singapore Telecommunications Ltd. (a)	6,922,000	18,231,353
		48,623,447
SWEDEN (4.3%)
Financials (1.9%)
Nordea Bank AB (a)	1,869,400	16,992,189
Industrials (1.0%)
Atlas Copco AB, A Shares (a)	380,000	9,344,663
Information Technology (1.4%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	1,482,100	13,130,028
		39,466,880
SWITZERLAND (15.7%)
Consumer Staples (3.4%)
Nestle SA (a)	491,400	31,198,088
Financials (3.0%)
Zurich Insurance Group AG* (a)	109,800	27,067,860
Health Care (8.3%)
Novartis AG (a)	578,500	34,883,864
Roche Holding AG (a)	212,800	40,990,621
		75,874,485
Industrials (1.0%)
Schindler Holding AG (a)	71,400	9,423,120
		143,563,553
TAIWAN (4.6%)
Information Technology (4.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	6,608,000	20,134,969
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,357,300	21,581,070
		41,716,039

See accompanying notes to financial statements.

Annual Report 2012

Statement of Investments (concluded)

October 31, 2012

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
UNITED KINGDOM (23.0%)
Consumer Staples (4.2%)
British American Tobacco PLC (a)	769,300	$38,156,944
Energy (4.0%)
John Wood Group PLC (a)	688,700	9,465,947
Royal Dutch Shell PLC, A Shares (a)	159,400	5,469,446
Royal Dutch Shell PLC, B Shares (a)	606,800	21,463,971
		36,399,364
Financials (5.2%)
HSBC Holdings PLC (a)	1,912,400	18,854,892
Standard Chartered PLC (a)	1,219,500	28,873,547
		47,728,439
Industrials (1.4%)
Weir Group PLC (The) (a)	465,500	13,118,479
Materials (2.1%)
BHP Billiton PLC (a)	292,100	9,362,158
Rio Tinto PLC (a)	191,100	9,546,670
		18,908,828
Telecommunication Services (4.2%)
Vodafone Group PLC (a)	14,120,900	38,347,162
Utilities (1.9%)
Centrica PLC (a)	3,369,900	17,642,494
		210,301,710
Total Common Stocks		792,021,600
PREFERRED STOCKS (9.4%)
BRAZIL (5.8%)
Energy (1.9%)
Petroleo Brasileiro SA, ADR, Preferred Shares	833,300	17,107,649
Financials (2.4%)
Banco Bradesco SA, ADR, Preferred Shares	1,401,600	21,949,056
Materials (1.5%)
Vale SA, ADR, Preferred Shares	780,800	13,890,432
		52,947,137
REPUBLIC OF SOUTH KOREA (3.6%)
Information Technology (3.6%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(b)	89,075	$32,837,582
		32,837,582
Total Preferred Stocks		85,784,719
REPURCHASE AGREEMENT (3.8%)
UNITED STATES (3.8%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $34,400,143, collateralized by $35,080,000 U.S. Treasury Notes, maturing 10/31/2017-08/15/2021; total market value of $35,092,863	$34,400,000	34,400,000
Total Repurchase Agreement		34,400,000
Total Investments (Cost $820,300,601) (c)—99.8%		912,206,319

Other assets in excess of liabilities—0.2%		2,283,230
Net Assets—100.0%		$914,489,549

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2012 Annual Report

Aberdeen Small Cap Fund (Unaudited)

The Aberdeen Small Cap Fund (Class A shares at net asset value net of fees) returned 12.73% for the 12-month period ended October 31, 2012, versus 12.08% for its benchmark, the Russell 2000 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 708 funds) was 10.44% for the period.

North American equity markets posted healthy gains despite significant volatility during the annual period, with the U.S. small-cap Russell 2000 Index underperforming relative to the large-cap, broader-market S&P 500 Index. Investors focused mainly on the myriad of monetary easing proposals and actions by the U.S. Federal Reserve (Fed), the latest developments in the ongoing sovereign debt crisis in the Eurozone, the November 2012 presidential election and looming “fiscal cliff” of mandatory government spending cuts and tax hikes, as well as the widening federal deficit in the U.S. While the nation’s unemployment rate declined modestly during the annual period, job gains remain below the level needed to significantly boost the economic recovery, and gross domestic product (GDP) growth has slowed. The Fed made two aggressive moves to boost the relatively sluggish U.S. economic recovery during the reporting period, extending its “Operation Twist” program and later initiating a third round of quantitative easing. U.S. President Barack Obama was re-elected in early November following a hotly contested campaign for the nation’s highest office, while the Republicans and Democrats maintained control of the House of Representatives and Senate, respectively. Although the election results reduced some uncertainty that had been hanging over the financial markets, many challenges remain. There remains the ever-present risk of failure to implement a credible and effective long-term plan to reduce the federal debt as a percentage of GDP. All eyes will be on whether the President and Congress can address the country’s debt problems, restore business confidence and provide the seeds for economic growth.

Stock selection in the consumer discretionary and financials sectors provided the most positive relative returns for the annual period. The primary contributors among individual holdings were real estate investment trust Sabra Health Care REIT, roofing materials distributor Beacon Roofing Supply, and paint and coatings maker Valspar. Sabra’s stock price rebounded sharply after a period of lagging performance as the outlook for its customers became clearer and, in our view, the valuation became more attractive. Unseasonably mild winter weather in much of the U.S. and higher storm-related damage relative to the same period in 2011 boosted roofing materials distributor Beacon Roofing Supply’s results in fiscal year 2012. The company saw healthy year-over-year organic sales growth, and gross margins increased as the company continued to benefit from price increases implemented in 2011. Valspar benefited from pricing strength, positive business mix, and improved global demand for paints and coatings. We exited the Fund’s position in the company late in the annual period as the market cap had exceeded our internal capitalization parameters, and we believed the stock had a relatively full valuation.

Fund performance was hindered mainly by stock selection in the information technology and healthcare sectors. The largest individual stock detractors included industrial equipment manufacturer Dynamic Materials Corp., energy production services provider Tetra Technologies, and laser manufacturer Rofin-Sinar Technologies. Shares of Dynamic Materials declined during the period as its business was hampered by an overall downturn in oil and gas drilling activity in North America, as well as a reduced order backlog (a negative portent of future sales growth) for its Explosive Metalworking segment. A tough competitive environment, as well as business execution issues, hindered Tetra Technologies’ operating results during the review period. There was particular weakness in the company’s onshore fluids and production technology segments. We subsequently exited the Fund’s position in the company. Rofin-Sinar was negatively affected by the sluggishness of the global industrial environment, especially in Europe and China. However, we believe that management is on track with its cost-reduction plan in the high-powered fiber lasers segment, which, in our view, should enhance the company’s competitiveness.

During the reporting period, we initiated six positions, including financial holding company Boston Private Financial, J&J Snack Foods, and convenience store operator Casey’s General Stores. Conversely, we exited holdings in several technology companies–Tellabs, Finisar, Silicon Laboratories and Concur Technologies–as well as specialty pharmaceutical company ViroPharma, retail bakery-café chain operator Panera Bread, and industrial services company Harsco, among others.

Over the annual period, we added to the Fund’s holdings in the consumer staples and financials sectors, while reducing positions in information technology. At the end of the period, the Fund’s largest absolute sector weight was financials, and the most notable over- and underweights were the materials and healthcare sectors, respectively. The Fund’s largest absolute stock positions at the end of the reporting period included minerals and specialty chemical producer Compass Minerals International, specialty apparel retailer Warnaco Group, and Edmonton, Alberta-based commercial bank Canadian Western Bank. Compass Minerals operates the Goderich Mine in Ontario, Canada, the world’s largest rock salt mine. The company has offset weakness in rock salt sales during the relatively mild winter of 2011-2012 in the U.S. with strength in its specialty fertilizers segment. Warnaco Group has been seeking to improve margins through a shift from wholesale to direct-to-consumer/retail business. Towards the end of the reporting period, the company agreed to be purchased by apparel retailer PVH Corp., in which the Fund has no position. The merger will result in the Calvin Klein brand being marketed globally by a single company. Canadian Western Bank posted record-high earnings for the third quarter of its 2012 fiscal year on a healthy year-over-year increase in revenue. The company continues to benefit from steady loan growth led by equipment financing and commercial accounts.

Annual Report 2012

Aberdeen Small Cap Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid- or large-cap companies. The fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities.

Please read the prospectus for more detailed information regarding these risks.

2012 Annual Report

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC	12.73%	(2.02%	)	10.94%
	w/SC2	6.23%	(3.17%	)	10.28%
Class C3	w/o SC	12.02%	(2.67%	)	10.21%
	w/SC4	11.02%	(2.67%	)	10.21%
Class R5,6	w/o SC	12.41%	(2.22%	)	10.69%
Institutional Service Class[5]	w/o SC	13.12%	(1.66%	)	11.28%
Institutional Class[5,7]	w/o SC	13.08%	(1.73%	)	11.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R have been adjusted to eliminate sales charges that do not apply, but have not been adjusted to reflect lower class-level expenses, if any.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

Annual Report 2012

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index is a small market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Common Stocks	99.8%
Repurchase Agreement	1.7%
Liabilities in excess of other assets	(1.5%	)
	100.0%

Top Sectors
Financials	20.1%
Industrials	16.9%
Consumer Discretionary	16.1%
Information Technology	13.5%
Materials	10.5%
Consumer Staples	6.8%
Health Care	6.3%
Energy	5.0%
Utilities	2.6%
Telecommunication Services	2.0%
Other	0.2%
100.0%
Top Holdings*
Compass Minerals International, Inc.	2.8%
Warnaco Group, Inc. (The)	2.8%
Canadian Western Bank	2.6%
ITC Holdings Corp.	2.6%
Clean Harbors, Inc.	2.4%
Kaiser Aluminum Corp.	2.3%
Beacon Roofing Supply, Inc.	2.3%
Wabtec Corp.	2.3%
RBC Bearings, Inc.	2.2%
Berry Petroleum Co., Class A	2.2%
Other	75.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2012 Annual Report

Statement of Investments

October 31, 2012

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.8%)
Consumer Discretionary (16.1%)
Ascena Retail Group, Inc.*	155,084	$3,070,663
Drew Industries, Inc.*	94,655	2,997,724
Ethan Allen Interiors, Inc.	76,100	2,238,101
G-III Apparel Group Ltd.*	82,100	3,034,416
Jos A Bank Clothiers, Inc.*	37,900	1,773,341
Monro Muffler Brake, Inc.	54,000	1,831,680
Penn National Gaming, Inc.*	66,240	2,678,083
Warnaco Group, Inc. (The)*	56,251	3,970,196
Zumiez, Inc.*	42,578	1,077,649
		22,671,853
Consumer Staples (6.8%)
Casey’s General Stores, Inc.	45,100	2,324,905
J&J Snack Foods Corp.	37,900	2,170,533
Smithfield Foods, Inc.*	144,360	2,955,049
TreeHouse Foods, Inc.*	38,000	2,034,900
		9,485,387
Energy (5.0%)
Approach Resources, Inc.*	71,600	1,763,508
Berry Petroleum Co., Class A	80,370	3,095,049
Tidewater, Inc.	46,460	2,207,314
		7,065,871
Financials (20.1%)
AMERISAFE, Inc.*	105,260	2,763,075
Aspen Insurance Holdings Ltd.	92,300	2,985,905
Bank of the Ozarks, Inc.	82,260	2,693,193
Boston Private Financial Holdings, Inc.	298,000	2,747,560
Canadian Western Bank	124,300	3,678,907
DuPont Fabros Technology, Inc.	69,000	1,480,740
Healthcare Realty Trust, Inc.	118,408	2,781,404
Jones Lang LaSalle, Inc.	31,710	2,465,135
Sabra Healthcare REIT, Inc.	129,504	2,877,579
Univest Corp. of Pennsylvania	71,020	1,201,658
Wintrust Financial Corp.	66,974	2,474,689
		28,149,845
Health Care (6.3%)
Covance, Inc.*	34,600	1,685,366
Hill-Rom Holdings, Inc.	60,300	1,693,827
IPC The Hospitalist Co., Inc.*	80,540	2,777,824
Teleflex, Inc.	39,420	2,678,589
		8,835,606
Industrials (16.9%)
Actuant Corp., Class A	99,700	2,815,528
BE Aerospace, Inc.*	47,969	2,162,922
Beacon Roofing Supply, Inc.*	99,430	3,215,566
Clean Harbors, Inc.*	58,314	3,402,622
Curtiss-Wright Corp.	50,300	$1,552,761
Dynamic Materials Corp.	115,347	1,547,957
Gibraltar Industries, Inc.*	221,851	2,764,263
RBC Bearings, Inc.*	63,342	3,145,564
Wabtec Corp.	38,670	3,167,073
		23,774,256
Information Technology (13.5%)
Advent Software, Inc.*	82,030	1,780,051
Heartland Payment Systems, Inc.	108,100	2,819,248
Littelfuse, Inc.	51,774	2,775,086
MICROS Systems, Inc.*	58,567	2,658,356
Rofin-Sinar Technologies, Inc.*	70,798	1,289,232
Solera Holdings, Inc.	62,060	2,905,029
Syntel, Inc.	35,000	2,086,350
Teradyne, Inc.*	180,600	2,640,372
		18,953,724
Materials (10.5%)
Compass Minerals International, Inc.	50,600	3,989,810
Kaiser Aluminum Corp.	54,000	3,271,320
Materion Corp.	93,900	1,967,205
Silgan Holdings, Inc.	70,086	3,035,425
Worthington Industries, Inc.	114,900	2,484,138
		14,747,898
Telecommunication Services (2.0%)
Shenandoah Telecommunications Co.	174,830	2,748,328
Utilities (2.6%)
ITC Holdings Corp.	45,360	3,611,563
Total Common Stocks		140,044,331
REPURCHASE AGREEMENT (1.7%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $2,465,010, collateralized by U.S. Treasury Note, maturing 08/15/2021; total market value of $2,515,475	$2,465,000	2,465,000
Total Repurchase Agreement		2,465,000
Total Investments (Cost $123,421,698) (a)—101.5%		142,509,331

Liabilities in excess of other assets—(1.5)%		(2,137,504)
Net Assets—100.0%		$140,371,827

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Annual Report 2012

Aberdeen U.S. Equity Fund (Unaudited)

The Aberdeen U.S. Equity Fund (Class A shares at net asset value net of fees) returned 11.03% for the 12-month period ended October 31, 2012, versus 15.21% for its benchmark, the S&P 500 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 950 funds) was 13.16% for the period.

North American equity markets posted healthy gains despite significant volatility during the reporting period. Investors focused mainly on the myriad of monetary easing proposals and actions by the U.S. Federal Reserve (Fed), the latest developments in the ongoing sovereign debt crisis in the Eurozone, the November 2012 presidential election and looming “fiscal cliff” of mandatory government spending cuts and tax hikes, as well as the widening federal deficit in the U.S. While the nation’s unemployment rate declined modestly during the annual period, job gains remain below the level needed to significantly boost the economic recovery; furthermore, gross domestic product (GDP) growth has slowed. The Fed made two aggressive moves to boost the relatively sluggish economic recovery during the reporting period, extending its “Operation Twist” program and later initiating a third round of quantitative easing.

U.S. President Barack Obama was re-elected in early November following a hotly contested campaign for the nation’s highest office, while the Republicans and Democrats maintained control of the House of Representatives and Senate, respectively. Although the election results reduced some uncertainty that had been hanging over the financial markets, many challenges remain. As we have noted previously, there remains the ever-present risk of failure to implement a credible and effective long-term plan to reduce the federal debt as a percentage of GDP. All eyes will be on whether the President and Congress can address the country’s debt problems, restore business confidence and provide the seeds for economic growth.

Stock selection in the information technology, financials and industrials sectors detracted from Fund performance for the annual period. In tandem with fears over the European debt crisis and slowing growth from emerging markets, not surprisingly, the notable detractors within the portfolio broadly were those that derive a sizeable portion of their business from overseas markets, including capital goods producers reliant on global growth. A stronger U.S. dollar, despite expansionary monetary policy, also had a negative impact on Fund performance. These detractors included automobile insurance claims software company Solera Holdings and office products retailer Staples, both of which derive a significant proportion of revenue from Europe. The absence of a position in Apple also had a negative impact on Fund performance. We acknowledge Apple’s recent and meaningful successes; however, looking ahead, we believe that the company faces growing headwinds, including more effective competitor products, pricing pressures from carriers, and already high levels of smartphone penetration.

Fund performance benefited primarily from stock selection in the consumer staples sector, along with underweight allocations relative to its benchmark, the S&P 500 Index, in the information technology and financials sectors. Holdings in media and cable company Comcast and discount apparel retailer TJX Companies enhanced Fund performance for the annual period. While these two companies saw their business improve throughout the period, we believe that they also benefited from a largely domestic business footprint, where consumer spending remained resilient. Our holding in Gilead Sciences also contributed to performance, as the biopharmaceutical firm reported generally favorable results during the annual period, bolstered by sales of its HIV treatments and a more promising drug pipeline.

During the annual period, we initiated positions in discount retail store operator Target Corp., energy equipment company National Oilwell Varco, oil and gas company Chevron, and biopharmaceutical company Pfizer. Additionally, Fund holding Kraft Foods split into two companies towards the end of the reporting period. We chose to add to Kraft Foods Group, the largely domestic food company, given its stable characteristics and room for operational improvement, as well as a healthy and well underpinned dividend. We exited Mondelez International as we believed that its valuation was too expensive and its business strategy relied on further acquisition. We exited the Fund’s positions in Hess Corp., digital media company Yahoo!, specialty apparel retailer Urban Outfitters, diversified industrial company 3M Co., offshore supply vessel provider Tidewater, multi-lines insurer MetLife and truck maker PACCAR.

At the end of the reporting period, the Fund’s largest absolute stock positions were pharmaceutical company Johnson & Johnson, packaged foods maker Kellogg Co., and Comcast. With one of the world’s largest pharmaceutical and medical device businesses, we believe that Johnson & Johnson has ample resources to both innovate for growth and return cash via an attractive dividend to shareholders. We feel that the new chief executive officer (CEO) and his team are focused on improving execution in the consumer segment and continuing to deliver a healthy blend of strong returns on capital and accelerating growth. Kellogg is the world’s largest producer of ready-to-eat cereal and a significant producer of snack foods. We increased our holding during the year as we saw the company begin to deliver operational improvements after a period of what we viewed as weaker execution. Comcast continues to benefit from higher average revenue per user (ARPU) and an increase in the percentage of customers purchasing more than one product, while it is also showing traction in improving performance from its NBC Universal joint venture with GE. We are also pleased that the company has placed an increasing focus on returning capital to shareholders.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be

2012 Annual Report

Aberdeen U.S. Equity Fund (Unaudited) (concluded)

worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2012

Aberdeen U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC	11.03%	(1.04%	)	8.52%
	w/SC2	4.66%	(2.20%	)	7.89%
Class C3	w/o SC	10.23%	(1.69%	)	7.78%
	w/SC4	9.23%	(1.69%	)	7.78%
Class R5,6	w/o SC	10.91%	(1.14%	)	8.31%
Institutional Service Class[5,7]	w/o SC	11.37%	(0.72%	)	8.83%
Institutional Class[5,8]	w/o SC	11.37%	(0.72%	)	8.83%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). After February 28, 2009, in connection with the change in name of the Fund, the Fund no longer used a growth style for investing and became diversified so that it invests in a larger number of companies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what the Class R shares would have produced, because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
7	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

2012 Annual Report

Aberdeen U.S. Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity Fund, S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Common Stocks	98.5%
Repurchase Agreement	1.6%
Liabilities in excess of other assets	(0.1%	)
	100.0%

Top Sectors
Information Technology	17.4%
Consumer Staples	15.7%
Health Care	14.1%
Financials	13.4%
Consumer Discretionary	12.0%
Energy	9.5%
Industrials	9.1%
Materials	5.0%
Telecommunication Services	2.3%
Other	1.5%
100.0%
Top Holdings*
Johnson & Johnson	3.8%
Kellogg Co.	3.3%
Comcast Corp., Class A	3.0%
Oracle Corp.	2.9%
QUALCOMM, Inc.	2.9%
PepsiCo, Inc.	2.7%
Philip Morris International, Inc.	2.6%
CVS Caremark Corp.	2.6%
Kraft Foods Group, Inc.	2.5%
Baxter International, Inc.	2.5%
Other	71.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2012

Statement of Investments

October 31, 2012

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.5%)
Consumer Discretionary (12.0%)
BorgWarner, Inc.*	74,966	$4,934,262
Comcast Corp., Class A	246,700	9,253,717
Staples, Inc.	502,972	5,791,723
Starwood Hotels & Resorts Worldwide, Inc.	87,955	4,560,467
Target Corp.	89,200	5,686,500
TJX Cos., Inc.	174,966	7,283,834
		37,510,503
Consumer Staples (15.7%)
CVS Caremark Corp.	175,402	8,138,653
Kellogg Co.	194,948	10,199,679
Kraft Foods Group, Inc.*	175,300	7,972,644
PepsiCo, Inc.	121,933	8,442,641
Philip Morris International, Inc.	92,512	8,192,863
Procter & Gamble Co. (The)	92,612	6,412,455
		49,358,935
Energy (9.5%)
Apache Corp.	35,935	2,973,621
Chevron Corp.	69,800	7,692,658
EOG Resources, Inc.	28,245	3,290,260
Exxon Mobil Corp.	71,453	6,514,370
National Oilwell Varco, Inc.	62,600	4,613,620
Schlumberger Ltd.	65,835	4,577,508
		29,662,037
Financials (13.4%)
Aflac, Inc.	145,556	7,245,778
Charles Schwab Corp. (The)	373,200	5,068,056
IntercontinentalExchange, Inc.*	47,586	6,233,766
JPMorgan Chase & Co.	176,807	7,369,316
Royal Bank of Canada	86,064	4,906,617
State Street Corp.	95,705	4,265,572
Wells Fargo & Co.	201,675	6,794,431
		41,883,536
Health Care (14.1%)
Aetna, Inc.	149,327	6,525,590
Baxter International, Inc.	124,807	7,816,662
Gilead Sciences, Inc.*	46,400	3,116,224
Johnson & Johnson	166,846	11,816,034
Pfizer, Inc.	188,200	4,680,534
Quest Diagnostics, Inc.	112,410	6,488,305
St. Jude Medical, Inc.	97,142	3,716,653
		44,160,002
Industrials (9.1%)
Bombardier, Inc., Class B	1,255,384	$4,776,430
Canadian National Railway Co.	72,642	6,274,816
Deere & Co.	77,017	6,580,332
Emerson Electric Co.	98,771	4,783,480
United Technologies Corp.	78,802	6,159,164
		28,574,222
Information Technology (17.4%)
Alliance Data Systems Corp.*	44,888	6,421,229
Cisco Systems, Inc.	337,300	5,781,322
Cognizant Technology Solutions Corp., Class A*	69,900	4,658,835
EMC Corp.*	286,829	7,004,364
Oracle Corp.	289,800	8,998,290
QUALCOMM, Inc.	153,400	8,985,405
Solera Holdings, Inc.	134,072	6,275,910
Visa, Inc., Class A	45,990	6,381,572
		54,506,927
Materials (5.0%)
Monsanto Co.	39,015	3,358,021
Potash Corp. of Saskatchewan, Inc.	146,220	5,902,901
Praxair, Inc.	61,571	6,539,456
		15,800,378
Telecommunication Services (2.3%)
TELUS Corp.	81,684	5,303,019
TELUS Corp., Non-Voting Shares	28,484	1,831,806
		7,134,825
Total Common Stocks		308,591,365
REPURCHASE AGREEMENT (1.6%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $5,095,021, collateralized by U.S. Treasury Note, maturing 8/15/2021; total market value of $5,199,350	$5,095,000	5,095,000
Total Repurchase Agreement		5,095,000
Total Investments (Cost $269,380,236) (a)—100.1%		313,686,365

Liabilities in excess of other assets—(0.1)%		(421,665)
Net Assets—100.0%		$313,264,700

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2012 Annual Report

Aberdeen U.S. Equity II Fund (Unaudited)

The Aberdeen U.S. Equity II Fund (Class A shares at net asset value net of fees) returned 11.06% for the 12-month period ended October 31, 2012, versus 15.21% for its benchmark, the S&P 500 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 950 funds) was 13.16% for the period.

North American equity markets posted healthy gains despite significant volatility during the reporting period. Investors focused mainly on the myriad of monetary easing proposals and actions by the U.S. Federal Reserve (Fed), the latest developments in the ongoing sovereign debt crisis in the Eurozone, the November 2012 presidential election and looming “fiscal cliff” of mandatory government spending cuts and tax hikes, as well as the widening federal deficit in the U.S. While the nation’s unemployment rate declined modestly during the annual period, job gains remain below the level needed to significantly boost the economic recovery; furthermore, gross domestic product (GDP) growth has slowed. The Fed made two aggressive moves to boost the relatively sluggish economic recovery during the reporting period, extending its “Operation Twist” program and later initiating a third round of quantitative easing.

U.S. President Barack Obama was re-elected in early November following a hotly contested campaign for the nation’s highest office, while the Republicans and Democrats maintained control of the House of Representatives and Senate, respectively. Although the election results reduced some uncertainty that had been hanging over the financial markets, many challenges remain. As we have noted previously, there remains the ever-present risk of failure to implement a credible and effective long-term plan to reduce the federal debt as a percentage of GDP. All eyes will be on whether the President and Congress can address the country’s debt problems, restore business confidence and provide the seeds for economic growth.

Stock selection in the information technology, financials and industrials sectors detracted from Fund performance for the annual period. In tandem with fears over the European debt crisis and slowing growth from emerging markets, not surprisingly, the notable detractors within the portfolio broadly were those that derive a sizeable portion of their business from overseas markets, including capital goods producers reliant on global growth. A stronger U.S. dollar, despite expansionary monetary policy, also had a negative impact on Fund performance. These detractors included automobile insurance claims software company Solera Holdings and office products retailer Staples, both of which derive a significant proportion of revenue from Europe. The absence of a position in Apple also had a negative impact on Fund performance. We acknowledge Apple’s recent and meaningful successes; however, looking ahead, we believe that the company faces growing headwinds, including more effective competitor products, pricing pressures from carriers, and already high levels of smartphone penetration.

Fund performance benefited primarily from stock selection in the consumer staples sector, along with underweight allocations relative to its benchmark, the S&P 500 Index, in the information technology and financials sectors. Holdings in media and cable company Comcast and discount apparel retailer TJX Companies enhanced Fund performance for the annual period. While these two companies saw their business improve throughout the period, we believe that they also benefitted from a largely domestic business footprint, where consumer spending remained resilient. Our holding in Gilead Sciences also contributed to performance, as the biopharmaceutical firm reported generally favorable results during the annual period, bolstered by sales of its HIV treatments and a more promising drug pipeline.

During the annual period, we initiated positions in discount retail store operator Target Corp., energy equipment company National Oilwell Varco, oil and gas company Chevron, and biopharmaceutical company Pfizer. Additionally, Fund holding Kraft Foods split into two companies towards the end of the reporting period. We chose to add to Kraft Foods Group, the largely domestic food company, given its stable characteristics and room for operational improvement, as well as a healthy and well underpinned dividend. We exited Mondelez International as we believed that its valuation was too expensive and its business strategy relied on further acquisition. We exited the Fund’s positions in Hess Corp., digital media company Yahoo!, specialty apparel retailer Urban Outfitters, diversified industrial company 3M Co., offshore supply vessel provider Tidewater, multi-lines insurer MetLife and truck maker PACCAR.

At the end of the reporting period, the Fund’s largest absolute stock positions were pharmaceutical company Johnson & Johnson, packaged foods maker Kellogg Co., and Comcast. With one of the world’s largest pharmaceutical and medical device businesses, we believe that Johnson & Johnson has ample resources to both innovate for growth and return cash via an attractive dividend to shareholders. We feel that the new chief executive officer (CEO) and his team are focused on improving execution in the consumer segment and continuing to deliver a healthy blend of strong returns on capital and accelerating growth. Kellogg is the world’s largest producer of ready-to-eat cereal and a significant producer of snack foods. We increased our holding during the year as we saw the company begin to deliver operational improvements after a period of what we viewed as weaker execution. Comcast continues to benefit from higher average revenue per user (ARPU) and an increase in the percentage of customers purchasing more than one product, while it is also showing traction in improving performance from its NBC Universal joint venture with GE. We are also pleased that the company has placed an increasing focus on returning capital to shareholders.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be

Annual Report 2012

Aberdeen U.S. Equity II Fund (Unaudited) (concluded)

worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Please read the prospectus for more detailed information regarding these risks.

2012 Annual Report

Aberdeen U.S. Equity II Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC	11.06%	(0.18%	)	7.14%
	w/SC2	4.65%	(1.36%	)	6.51%
Class C	w/o SC	10.09%	(0.93%	)	6.33%
	w/SC3	9.09%	(0.93%	)	6.33%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to October 7, 2011 incorporate the performance of a predecessor fund (the “Predecessor Fund”). Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

Annual Report 2012

Aberdeen U.S. Equity II Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity II Fund, S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Common Stocks	99.0%
Repurchase Agreement	1.1%
Liabilities in excess of other assets	(0.1%	)
	100.0%

Top Sectors
Information Technology	17.5%
Consumer Staples	15.8%
Health Care	14.2%
Financials	13.4%
Consumer Discretionary	12.1%
Energy	9.5%
Industrials	9.2%
Materials	5.0%
Telecommunication Services	2.3%
Other	1.0%
100.0%
Top Holdings*
Johnson & Johnson	3.8%
Kellogg Co.	3.3%
Comcast Corp., Class A	3.0%
QUALCOMM, Inc.	2.9%
Oracle Corp.	2.9%
PepsiCo, Inc.	2.7%
Philip Morris International, Inc.	2.7%
CVS Caremark Corp.	2.6%
Baxter International, Inc.	2.5%
Kraft Foods Group, Inc.	2.5%
Other	71.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2012 Annual Report

Statement of Investments

October 31, 2012

Aberdeen U.S. Equity II Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.0%)
Consumer Discretionary (12.1%)
BorgWarner, Inc.*	15,738	$1,035,875
Comcast Corp., Class A	52,200	1,958,022
Staples, Inc.	105,580	1,215,754
Starwood Hotels & Resorts Worldwide, Inc.	18,679	968,506
Target Corp.	18,700	1,192,125
TJX Cos., Inc.	36,806	1,532,234
		7,902,516
Consumer Staples (15.8%)
CVS Caremark Corp.	36,843	1,709,515
Kellogg Co.	40,995	2,144,858
Kraft Foods Group, Inc.*	36,713	1,669,707
PepsiCo, Inc.	25,630	1,774,621
Philip Morris International, Inc.	19,667	1,741,710
Procter & Gamble Co. (The)	19,325	1,338,063
		10,378,474
Energy (9.5%)
Apache Corp.	7,474	618,474
Chevron Corp.	14,700	1,620,087
EOG Resources, Inc.	5,919	689,504
Exxon Mobil Corp.	15,194	1,385,237
National Oilwell Varco, Inc.	13,100	965,470
Schlumberger Ltd.	13,777	957,915
		6,236,687
Financials (13.4%)
Aflac, Inc.	30,671	1,526,802
Charles Schwab Corp. (The)	78,400	1,064,672
IntercontinentalExchange, Inc.*	10,041	1,315,371
JPMorgan Chase & Co.	37,044	1,543,994
Royal Bank of Canada	17,947	1,023,181
State Street Corp.	20,002	891,489
Wells Fargo & Co.	42,068	1,417,271
		8,782,780
Health Care (14.2%)
Aetna, Inc.	31,373	1,371,000
Baxter International, Inc.	26,703	1,672,409
Gilead Sciences, Inc.*	9,700	651,452
Johnson & Johnson	35,070	2,483,657
Pfizer, Inc.	39,300	977,391
Quest Diagnostics, Inc.	23,573	1,360,634
St. Jude Medical, Inc.	20,599	788,118
		9,304,661
Industrials (9.2%)
Bombardier, Inc., Class B	262,957	$1,000,487
Canadian National Railway Co.	15,396	1,329,907
Deere & Co.	16,046	1,370,970
Emerson Electric Co.	20,731	1,004,002
United Technologies Corp.	16,536	1,292,454
		5,997,820
Information Technology (17.5%)
Alliance Data Systems Corp.*	9,434	1,349,534
Cisco Systems, Inc.	70,900	1,215,226
Cognizant Technology Solutions Corp., Class A*	14,700	979,755
EMC Corp.*	60,262	1,471,598
Oracle Corp.	60,900	1,890,945
QUALCOMM, Inc.	32,300	1,891,973
Solera Holdings, Inc.	28,182	1,319,199
Visa, Inc., Class A	9,586	1,330,153
		11,448,383
Materials (5.0%)
Monsanto Co.	8,110	698,028
Potash Corp. of Saskatchewan, Inc.	30,648	1,237,260
Praxair, Inc.	12,934	1,373,720
		3,309,008
Telecommunication Services (2.3%)
TELUS Corp.	17,714	1,150,013
TELUS Corp., Non-Voting Shares	6,050	389,076
		1,539,089
Total Common Stocks		64,899,418
REPURCHASE AGREEMENT (1.1%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $718,003, collateralized by U.S. Treasury Note, maturing 05/31/2018; total market value $735,750	$718,000	718,000
Total Repurchase Agreement		718,000
Total Investments (Cost $56,202,047) (a)—100.1%		65,617,418

Liabilities in excess of other assets—(0.1)%		(70,138)
Net Assets—100.0%		$65,547,280

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

Annual Report 2012

Statements of Assets and Liabilities

October 31, 2012

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
Assets:
Investments, at value	$603,839,531	$29,351,596	$37,710,893	$8,005,849,571	$468,986,452
Repurchase agreements, at value	5,182,000	488,000	623,000	271,246,000	101,533,000

Total Investments	609,021,531	29,839,596	38,333,893	8,277,095,571	570,519,452

Foreign currency, at value	55,385	9,241	154,638	1,685,482	–
Cash	792	509	278	3,845,215	225,899,043	*
Receivable for capital shares issued	15,506,765	64,340	62,401	22,289,016	1,127,573
Interest and dividends receivable	193,635	10,163	18,101	12,145,324	267,961
Receivable from adviser	23,742	16,746	5,785	–	11,492
Receivable for investments sold	17,524	–	–	–	–
Unrealized appreciation on spot foreign currency exchange contracts	98	65	–	1,874	–
Prepaid expenses	52,887	63,440	50,227	151,920	75,929

Total Assets	624,872,359	30,004,100	38,625,323	8,317,214,402	797,901,450

Liabilities:
Securities sold short, at value	–	–	–	–	217,865,774
Payable for investments purchased	62,610	134,000	20,898	28,363,911	10,062,638
Accrued foreign capital gains tax	1,087,797	169,292	–	17,838,069	–
Payable for capital shares redeemed	1,467,728	70,023	30,064	10,364,633	818,811
Payable for dividends on securities sold short	–	–	–	–	363,353
Distributions payable	–	–	86	–	–
Accrued expenses and other payables:
Investment advisory fees	520,705	32,183	39,785	6,237,015	551,358
Custodian fees	35,052	8,388	4,123	480,158	836
Transfer agent fees	48,419	6,225	14,804	319,705	88,936
Administration fees	13,734	652	840	182,610	12,642
Printing fees	49,854	330	6,275	94,291	30,267
Fund accounting fees	10,280	1,452	1,607	119,001	8,388
Distribution fees	81	61	12,854	82,526	27,904
Legal fees	7,268	343	485	93,916	6,887
Administrative services fees	41	21	1,170	72,025	5,936
Other	33,230	25,057	10,433	348,132	16,116

Total Liabilities	3,336,799	448,027	143,424	64,595,992	229,859,846

Net Assets	$621,535,560	$29,556,073	$38,481,899	$8,252,618,410	$568,041,604

Cost:
Investments	$560,305,879	$26,877,812	$33,506,251	$6,831,775,800	$423,455,700
Repurchase agreements	5,182,000	488,000	623,000	271,246,000	101,533,000
Foreign currency	54,537	9,231	152,206	1,673,123	–
Proceeds:
Securities sold short	$–	$–	$–	$–	$194,347,865
Represented by:
Capital	$562,228,575	$26,779,818	$50,230,013	$7,015,940,840	$548,323,386
Accumulated net investment income/(loss)	8,768,886	242,959	(86)	86,773,267	(6,351,163)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	8,091,347	228,729	(15,955,103)	(6,320,809)	4,056,538
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	42,446,752	2,304,567	4,207,075	1,156,225,112	22,012,843

Net Assets	$621,535,560	$29,556,073	$38,481,899	$8,252,618,410	$568,041,604

Net Assets:
Class A Shares	$327,035	$173,035	$21,881,668	$274,047,439	$70,069,880
Class C Shares	10,451	10,935	9,163,762	19,328,184	13,681,040
Class R Shares	10,486	66,742	1,225,295	8,811,236	2,117,883
Institutional Service Class Shares	3,716,975	13,361	4,528,521	298,471,977	1,991,979
Institutional Class Shares	617,470,613	29,292,000	1,682,653	7,651,959,574	480,180,822

Total	$621,535,560	$29,556,073	$38,481,899	$8,252,618,410	$568,041,604

*	The cash amount reported for the Aberdeen Equity Long-Short Fund is restricted from investing as it represents the amount due to the Prime Broker relating to the open short positions at October 31, 2012.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2012

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	27,889	15,713		1,113,885	18,272,223	6,208,311
Class C Shares	896	1,003		480,022	1,292,664	1,718,541
Class R Shares	896	6,079		63,050	588,138	193,622
Institutional Service Class Shares	316,787	1,209		229,645	19,911,077	174,303
Institutional Class Shares	52,588,808	2,650,743		85,260	509,463,332	41,822,924

Total	52,935,276	2,674,747		1,971,862	549,527,434	50,117,701

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.73	$11.01		$19.64	$15.00	$11.29
Class C Shares (a)	$11.66	$10.90	(b)	$19.09	$14.95	$7.96
Class R Shares	$11.70	$10.98		$19.43	$14.98	$10.94
Institutional Service Class Shares	$11.73	$11.05	(b)	$19.72	$14.99	$11.43
Institutional Class Shares	$11.74	$11.05		$19.74	$15.02	$11.48
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.45	$11.68		$20.84	$15.92	$11.98
Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on October 31, 2012 due to financial statement rounding and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

Statements of Assets and Liabilities (continued)

October 31, 2012

	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund	Aberdeen Small Cap Fund
Assets:
Investments, at value	$110,036,667	$46,201,368	$81,034,142	$877,806,319	$140,044,331
Repurchase agreements, at value	3,771,000	679,000	5,098,000	34,400,000	2,465,000

Total Investments	113,807,667	46,880,368	86,132,142	912,206,319	142,509,331

Foreign currency, at value	–	1,473	70,283	25,033	–
Cash	33	612	582	91	162
Receivable for capital shares issued	7,691,691	1,084,926	184,441	749,580	56,132
Interest and dividends receivable	360,545	145,195	121,418	3,169,762	21,952
Receivable from adviser	24,740	–	22,964	–	–
Prepaid expenses	15,562	42,905	41,903	51,059	15,457

Total Assets	121,900,238	48,155,479	86,573,733	916,201,844	142,603,034

Liabilities:
Payable for capital shares redeemed	93,307	174,649	21,293	732,336	1,788,608
Accrued foreign capital gains tax	–	–	311,465	–	–
Payable for investments purchased	–	–	85,274	–	155,776
Accrued expenses and other payables:
Investment advisory fees	98,231	28,245	78,808	616,174	109,984
Transfer agent fees	17,709	15,802	16,527	94,107	56,046
Distribution fees	20,317	13,588	12,973	77,354	41,506
Printing fees	7,042	4,348	12,617	45,626	21,109
Administrative services fees	1,646	2,155	2,164	52,412	7,921
Administration fees	2,571	1,065	1,657	20,302	3,213
Custodian fees	107	2,361	4,884	17,807	796
Fund accounting fees	2,606	1,128	1,987	14,256	2,289
Legal fees	1,078	606	776	10,814	1,918
Other	14,066	12,109	10,686	31,107	42,041

Total Liabilities	258,680	256,056	561,111	1,712,295	2,231,207

Net Assets	$121,641,558	$47,899,423	$86,012,622	$914,489,549	$140,371,827

Cost:
Investments	$100,773,895	$43,425,489	$60,013,377	$785,900,601	$120,956,698
Repurchase agreements	3,771,000	679,000	5,098,000	34,400,000	2,465,000
Foreign currency	–	1,455	70,309	24,218	–
Represented by:
Capital	$132,383,987	$76,578,895	$81,950,102	$990,907,553	$582,726,183
Accumulated net investment income/(loss)	148,126	123,726	254,749	1,639,519	(964,396)
Accumulated net realized loss from investments and foreign currency transactions	(20,162,888)	(31,578,483)	(16,900,827)	(170,018,916)	(460,477,593)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	9,272,333	2,775,285	20,708,598	91,961,393	19,087,633

Net Assets	$121,641,558	$47,899,423	$86,012,622	$914,489,549	$140,371,827

Net Assets:
Class A Shares	$76,894,017	$28,897,960	$60,671,599	$200,573,607	$70,189,057
Class C Shares	3,347,762	5,785,913	520,756	35,753,653	29,733,686
Class R Shares	2,265,144	5,278,978	498,825	11,530,746	2,194,501
Institutional Service Class Shares	997	1,155,747	45,471	191,580,223	11,908,852
Institutional Class Shares	39,133,638	6,780,825	24,275,971	475,051,320	26,345,731

Total	$121,641,558	$47,899,423	$86,012,622	$914,489,549	$140,371,827

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2012

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund	Aberdeen Small Cap Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,403,528		1,772,785	2,338,257	14,778,017	4,427,975
Class C Shares	292,672		372,852	21,256	2,779,219	2,085,547
Class R Shares	195,079		328,899	19,909	885,222	147,736
Institutional Service Class Shares	83		70,003	1,752	13,844,133	723,150
Institutional Class Shares	3,255,357		409,914	934,240	34,216,520	1,603,370

Total	10,146,719		2,954,453	3,315,414	66,503,111	8,987,778

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.01		$16.30	$25.95	$13.57	$15.85
Class C Shares (a)	$11.44		$15.52	$24.50	$12.86	$14.26
Class R Shares	$11.61		$16.05	$25.06	$13.03	$14.85
Institutional Service Class Shares	$12.01	(b)	$16.51	$25.95	$13.84	$16.47
Institutional Class Shares	$12.02		$16.54	$25.98	$13.88	$16.43
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.74		$17.29	$27.53	$14.40	$16.82
Maximum Sales Charge:
Class A Shares	5.75%		5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on October 31, 2012 due to financial statement rounding and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

Statements of Assets and Liabilities (continued)

October 31, 2012

	Aberdeen U.S. Equity Fund	Aberdeen U.S. Equity II Fund
Assets:
Investments, at value	$308,591,365	$64,899,418
Repurchase agreements, at value	5,095,000	718,000

Total Investments	313,686,365	65,617,418

Cash	541	224
Interest and dividends receivable	211,385	44,250
Receivable for capital shares issued	32,237	2,725
Receivable from adviser	34,408	–
Prepaid expenses	66,162	76,067

Total Assets	314,031,098	65,740,684

Liabilities:
Payable for capital shares redeemed	335,314	87,811
Accrued expenses and other payables:
Investment advisory fees	201,967	42,256
Transfer agent fees	126,246	12,995
Distribution fees	47,275	15,140
Printing fees	29,587	8,352
Administration fees	7,112	1,488
Fund accounting fees	5,031	1,060
Legal fees	4,141	871
Custodian fees	820	205
Other	8,905	23,226

Total Liabilities	766,398	193,404

Net Assets	$313,264,700	$65,547,280

Cost:
Investments	$264,285,236	$55,484,047
Repurchase agreements	5,095,000	718,000
Represented by:
Capital	$318,997,545	$78,294,565
Accumulated net investment income	259,878	43,992
Accumulated net realized loss from investments and foreign currency transactions	(50,298,578)	(22,206,591)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	44,305,855	9,415,314

Net Assets	$313,264,700	$65,547,280

Net Assets:
Class A Shares	$187,216,040	$63,924,910
Class C Shares	7,898,536	1,622,370
Class R Shares	416,110	–
Institutional Service Class Shares	115,150,138	–
Institutional Class Shares	2,583,876	–

Total	$313,264,700	$65,547,280

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2012

	Aberdeen U.S. Equity Fund	Aberdeen U.S. Equity II Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	18,772,119	4,609,889
Class C Shares	860,314	149,104
Class R Shares	43,443	–
Institutional Service Class Shares	11,094,482	–
Institutional Class Shares	248,949	–

Total	31,019,307	4,758,993

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.97	$13.87
Class C Shares (a)	$9.18	$10.88
Class R Shares	$9.58	$–
Institutional Service Class Shares	$10.38	$–
Institutional Class Shares	$10.38	$–
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.58	$14.72
Maximum Sales Charge:
Class A Shares	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

Statements of Operations

For the Year Ended October 31, 2012

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
INVESTMENT INCOME:
Dividend income	$15,522,166	$641,092	$1,518,454	$185,556,075	$5,795,865
Interest income	18,589	303	452	104,086	53,074
Foreign tax withholding	(501,205)	(40,800)	(25,805)	(15,620,529)	(41,964)
Other income	–	–	–	–	1,852

	15,039,550	600,595	1,493,101	170,039,632	5,808,827

Expenses:
Investment advisory fees	4,651,605	224,402	507,323	57,844,967	6,052,940
Administration fees	120,752	4,457	10,567	1,669,365	136,946
Distribution fees Class A	141	379	63,373	334,097	205,380
Distribution fees Class C	67	98	92,233	74,811	155,847
Distribution fees Class R	34	68	5,313	16,142	10,321
Administrative services fees Class A	–	–	6,905	97,717	64,424
Administrative services fees Class R	–	25	1,248	1,585	5,160
Administrative service fees Institutional Service Class	454	–	61	667,408	18,262
Dividend expense for securities sold short	–	–	–	–	3,715,072
Broker related expenses for securities sold short	–	–	–	–	2,106,903
Transfer agent fees	358,662	25,514	83,471	2,594,379	526,981
Custodian fees	215,818	33,380	23,088	2,998,154	6,621
Fund accounting fees	56,019	5,913	10,055	678,492	50,203
Registration and filing fees	77,734	89,352	63,754	439,261	84,996
Printing fees	67,568	8,894	7,004	201,991	76,594
Legal fees	18,268	1,553	3,745	270,508	32,055
Trustee fees	19,930	672	1,847	275,171	23,613
Audit fees	26,208	29,225	28,197	31,035	30,935
Other	55,804	22,117	12,120	572,541	54,575

Total expenses before reimbursed/waived expenses	5,669,064	446,049	920,304	68,767,624	13,357,828

Expenses reimbursed	(30,219)	(152,030)	(93,681)	(89,836)	(28,949)
Recoupment of expenses previously reimbursed	32,568	–	–	–	132,553

Net expenses	5,671,413	294,019	826,623	68,677,788	13,461,432

Net Investment Income/(Loss)	9,368,137	306,576	666,478	101,361,844	(7,652,605)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short	8,245,253	215,545	4,499,818	(926,420)	7,013,750
Realized gain/(loss) on foreign currency transactions	(394,953)	(47,897)	4,143	(1,818,815)	212

Net realized gain/(loss) from investments and foreign currency transactions	7,850,300	167,648	4,503,961	(2,745,235)	7,013,962

Net change in unrealized appreciation/depreciation on investment transactions	39,234,199	2,479,827	(2,305,668)	709,245,549	28,387,839
Net change in unrealized appreciation/depreciation on securities sold short	–	–	–	–	(16,639,344)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	451,995	2,173	(178)	10,879,627	–

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	39,686,194	2,482,000	(2,305,846)	720,125,176	11,748,495

Net realized/unrealized gain from investments and foreign currency transactions	47,536,494	2,649,648	2,198,115	717,379,941	18,762,457

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$56,904,631	$2,956,224	$2,864,593	$818,741,785	$11,109,852

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

Statements of Operations (continued)

For the Year Ended October 31, 2012

	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund	Aberdeen Small Cap Fund
INVESTMENT INCOME:
Dividend income	$2,199,808	$1,396,558	$1,355,242	$29,798,504	$1,471,273
Interest income	1,448	1,598	472	13,065	857
Foreign tax withholding	(122,710)	(111,010)	(75,959)	(2,244,755)	(10,559)
Other income	147	–	1,527	3,893	172,314

	2,078,693	1,287,146	1,281,282	27,570,707	1,633,885

Expenses:
Investment advisory fees	580,139	356,624	726,367	5,855,299	1,431,267
Administration fees	16,712	13,269	15,103	185,149	41,711
Distribution fees Class A	110,864	77,373	128,985	457,832	204,412
Distribution fees Class C	35,149	69,806	2,708	303,396	328,238
Distribution fees Class R	8,020	26,342	1,531	48,697	12,878
Administrative services fees Class A	19,482	20,804	20,701	146,013	55,547
Administrative services fees Class R	266	1,567	167	2,488	2,117
Administrative service fees Institutional Service Class	–	88	95	246,291	26
Transfer agent fees	104,564	105,845	103,107	574,147	287,653
Registration and filing fees	79,341	65,610	65,862	82,555	63,816
Printing fees	29,801	9,588	22,559	84,006	31,108
Audit fees	27,114	25,505	27,114	62,912	25,505
Custodian fees	11,581	7,718	23,932	101,731	4,786
Fund accounting fees	12,278	4,398	11,703	74,652	13,096
Legal fees	3,688	2,366	2,430	31,034	7,565
Trustee fees	2,668	2,351	2,536	30,294	7,424
Other	25,533	15,633	17,406	102,852	53,613

Total expenses before reimbursed/waived expenses	1,067,200	804,887	1,172,306	8,389,348	2,570,762

Expenses reimbursed	(130,494)	(17,930)	(262,698)	–	(125,721)
Recoupment of expenses previously reimbursed	10,371	–	–	183,176	–

Net expenses	947,077	786,957	909,608	8,572,524	2,445,041

Net Investment Income/(Loss)	1,131,616	500,189	371,674	18,998,183	(811,156)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short	726,977	1,694,095	1,111,321	14,423,262	12,842,043
Realized gain/(loss) on foreign currency transactions	(106,293)	(7,008)	(79,818)	182,434	19,557

Net realized gain from investments and foreign currency transactions	620,684	1,687,087	1,031,503	14,605,696	12,861,600

Net change in unrealized appreciation/depreciation on investment transactions	5,438,071	(1,737,890)	10,363,650	6,323,628	7,798,886
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(3,000)	7	24,973	(104,707)	(698)

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	5,435,071	(1,737,883)	10,388,623	6,218,921	7,798,188

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	6,055,755	(50,796)	11,420,126	20,824,617	20,659,788

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,187,371	$449,393	$11,791,800	$39,822,800	$19,848,632

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

Statements of Operations (concluded)

For the Year Ended October 31, 2012

	Aberdeen U.S. Equity Fund	Aberdeen U.S. Equity II Fund
INVESTMENT INCOME:
Dividend income	$6,187,716	$1,294,207
Interest income	1,677	346
Foreign tax withholding	(116,349)	(24,262)
Other income	409,647	279

	6,482,691	1,270,570

Expenses:
Investment advisory fees	2,427,192	508,756
Administration fees	84,913	20,693
Distribution fees Class A	480,533	165,271
Distribution fees Class C	87,905	17,258
Distribution fees Class R	3,302	–
Administrative services fees Class A	60,116	10,882
Administrative service fees Institutional Service Class	138,587	–
Transfer agent fees	374,082	81,398
Registration and filing fees	102,658	78,422
Printing fees	114,201	24,732
Audit fees	29,708	6,274
Fund accounting fees	31,438	3,352
Legal fees	18,877	9,810
Trustee fees	14,437	3,073
Custodian fees	7,403	1,463
Other	24,813	26,694

Total expenses before reimbursed/waived expenses	4,000,165	958,078

Expenses reimbursed	(317,092)	(154,160)
Reimbursement of costs by administrators	(198,703)	(10,882)

Net expenses	3,484,370	793,036

Net Investment Income	2,998,321	477,534

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short	21,376,350	4,376,689
Realized gain/(loss) on foreign currency transactions	11,490	(3,652)

Net realized gain from investments and foreign currency transactions	21,387,840	4,373,037

Net change in unrealized appreciation/depreciation on investment transactions	10,296,782	2,271,820
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(553)	(98)

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	10,296,229	2,271,722

Net realized/unrealized gain from investments and foreign currency transactions	31,684,069	6,644,759

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,682,390	$7,122,293

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Period Ended October 31, 2011(a)	Year Ended October 31, 2012	Year Ended October 31, 2011

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$9,368,137	$8,437,996	$306,576	$6,303	$666,478	$383,218
Net realized gain/(loss) from investments and foreign currency transactions	7,850,300	18,696,728	167,648	(3,783)	4,503,961	6,483,908
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	39,686,194	(47,091,395)	2,482,000	(177,433)	(2,305,846)	(10,938,329)

Changes in net assets resulting from operations	56,904,631	(19,956,671)	2,956,224	(174,913)	2,864,593	(4,071,203)

Distributions to Shareholders From:
Net investment income:
Class A	–	–	(69)	–	(554,160)	(227,351)
Class B(b)	–	–	–	–	–	(2,711)
Class C	–	–	–	–	(136,898)	(13,336)
Class R	–	–	(1)	–	(19,942)	(5,210)
Institutional Service Class	(50,852)	(22,612)	(9)	–	(82,810)	(42,610)
Institutional Class	(7,809,944)	(3,008,203)	(1,303)	–	(35,939)	(15,502)
Net realized gains:
Class A	–	–	(310)	–	–	–
Class C	–	–	(22)	–	–	–
Class R	–	–	(22)	–	–	–
Institutional Service Class	(124,060)	(1,527)	(23)	–	–	–
Institutional Class	(19,029,050)	(203,044)	(3,390)	–	–	–

Change in net assets from shareholder distributions	(27,013,906)	(3,235,386)	(5,149)	–	(829,749)	(306,720)

Change in net assets from capital transactions	154,494,085	106,269,411	25,020,915	1,758,996	(3,475,198)	(8,018,844)

Change in net assets	184,384,810	83,077,354	27,971,990	1,584,083	(1,440,354)	(12,396,767)

Net Assets:
Beginning of year	437,150,750	354,073,396	1,584,083	–	39,922,253	52,319,020

End of year	$621,535,560	$437,150,750	$29,556,073	$1,584,083	$38,481,899	$39,922,253

Accumulated net investment income/(loss) at end of year	$8,768,886	$7,860,767	$242,959	$(1,181)	$(86)	$152,569

(a)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund			Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Year Ended October 31, 2012		Year Ended October 31, 2011	Year Ended October 31, 2012	Period Ended October 31, 2011(a)	Year Ended October 31, 2012	Year Ended October 31, 2011

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$321,936	(c)	$–	$54,614	$128,277	$10,497,286	$9,559,876
Proceeds from conversion of Class B Shares(b)	–		–	–	–	–	3,378,365
Dividends reinvested	–		–	339	–	425,188	166,089
Cost of shares redeemed(d)	(15,299)		–	(34,786)	–	(15,565,191)	(12,540,150)

Total Class A	306,637		–	20,167	128,277	(4,642,717)	564,180

Class B Shares(b)
Proceeds from shares issued	–		–	–	–	–	8,431
Dividends reinvested	–		–	–	–	–	1,900
Cost of shares converted to Class A Shares	–		–	–	–	–	(3,378,365)
Cost of shares redeemed(d)	–		–	–	–	–	(109,454)

Total Class B	–		–	–	–	–	(3,477,488)

Class C Shares
Proceeds from shares issued	10,000	(c)	–	–	10,000	1,666,436	2,057,937
Dividends reinvested	–		–	22	–	80,546	8,494
Cost of shares redeemed(d)	–		–	–	–	(2,117,814)	(6,247,746)

Total Class C	10,000		–	22	10,000	(370,832)	(4,181,315)

Class R Shares
Proceeds from shares issued	10,000	(c)	–	85,093	10,000	660,825	1,046,701
Dividends reinvested	–		–	23	–	10,541	2,471
Cost of shares redeemed(d)	–		–	(29,400)	–	(420,017)	(620,475)

Total Class R	10,000		–	55,716	10,000	251,349	428,697

Institutional Service Class Shares
Proceeds from shares issued	1,270,526		134,466	2,000	10,000	1,356,558	403,458
Dividends reinvested	171,801		21,087	31	–	79,040	41,479
Cost of shares redeemed(d)	(423,992)		(456,100)	–	–	(555,212)	(1,750,572)

Total Institutional Service Class	1,018,335		(300,547)	2,031	10,000	880,386	(1,305,635)

Institutional Class Shares
Proceeds from shares issued	323,512,549		338,943,358	29,236,333	1,640,045	1,104,149	839,345
Dividends reinvested	8,292,378		532,666	4,693	–	13,691	1,910
Cost of shares redeemed(d)	(178,655,814)		(232,906,066)	(4,298,047)	(39,326)	(711,224)	(888,538)

Total Institutional Class	153,149,113		106,569,958	24,942,979	1,600,719	406,616	(47,283)

Change in net assets from capital transactions:	$154,494,085		$106,269,411	$25,020,915	$1,758,996	$(3,475,198)	$(8,018,844)

(a)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(c)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(d)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund			Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Year Ended October 31, 2012		Year Ended October 31, 2011	Year Ended October 31, 2012	Period Ended October 31, 2011(a)	Year Ended October 31, 2012	Year Ended October 31, 2011

SHARE TRANSACTIONS:
Class A Shares
Issued	29,247	(c)	–	5,340	13,753	549,437	458,990
Issued in conversion from Class B Shares(b)	–		–	–	–	–	164,718
Reinvested	–		–	40	–	22,192	8,185
Redeemed	(1,358)		–	(3,420)	–	(791,134)	(615,853)

Total Class A Shares	27,889		–	1,960	13,753	(219,505)	16,040

Class B Shares(b)
Issued	–		–	–	–	–	403
Reinvested	–		–	–	–	–	93
Redeemed in conversion to Class A Shares	–		–	–	–	–	(169,242)
Redeemed	–		–	–	–	–	(5,295)

Total Class B Shares	–		–	–	–	–	(174,041)

Class C Shares
Issued	896	(c)	–	–	1,000	88,533	100,276
Reinvested	–		–	3	–	4,373	416
Redeemed	–		–	–	–	(113,509)	(318,754)

Total Class C Shares	896		–	3	1,000	(20,603)	(218,062)

Class R Shares
Issued	896	(c)	–	8,052	1,000	34,464	51,339
Reinvested	–		–	3	–	560	122
Redeemed	–		–	(2,976)	–	(21,903)	(29,811)

Total Class R Shares	896		–	5,079	1,000	13,121	21,650

Institutional Service Class Shares
Issued	110,214		11,311	206	1,000	69,030	19,087
Reinvested	17,657		1,766	3	–	4,112	2,035
Redeemed	(38,971)		(38,204)	–	–	(28,737)	(83,752)

Total Institutional Service Class Shares	88,900		(25,127)	209	1,000	44,405	(62,630)

Institutional Class Shares
Issued	29,837,693		28,230,237	2,917,708	164,089	54,980	39,380
Reinvested	851,374		44,612	543	(3,964)	721	94
Redeemed	(16,409,461)		(19,676,128)	(427,633)	–	(36,451)	(43,263)

Total Institutional Class Shares	14,279,606		8,598,721	2,490,618	160,125	19,250	(3,789)

Total change in shares:	14,398,187		8,573,594	2,497,869	176,878	(163,332)	(420,832)

(a)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(c)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$101,361,844	$72,262,163	$(7,652,605)	$(7,684,435)	$1,131,616	$781,058
Net realized gain/(loss) from investments and foreign currency transactions	(2,745,235)	44,221,580	7,013,962	5,513,621	620,684	2,225,760
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	720,125,176	(259,318,242)	11,748,495	(4,405,760)	5,435,071	(1,788,912)

Changes in net assets resulting from operations	818,741,785	(142,834,499)	11,109,852	(6,576,574)	7,187,371	1,217,906

Distributions to Shareholders From:
Net investment income:
Class A	–	–	–	–	(625,637)	(490,612)
Class B(a)	–	–	–	–	–	(1,219)
Class C	–	–	–	–	(47,202)	(32,928)
Class R	–	–	–	–	(26,263)	(9,375)
Institutional Service Class	(2,744,103)	(1,704,335)	–	–	(16)	–
Institutional Class	(63,220,634)	(26,761,484)	–	–	(248,106)	(198,896)
Net realized gains:
Class A	–	–	(920,293)	–	–	–
Class C	–	–	(238,771)	–	–	–
Class R	–	–	(21,361)	–	–	–
Institutional Service Class	(2,269,376)	–	(76,853)	–	–	–
Institutional Class	(43,737,299)	–	(3,875,819)	–	–	–

Change in net assets from shareholder distributions	(111,971,412)	(28,465,819)	(5,133,097)	–	(947,224)	(733,030)

Change in net assets from capital transactions	2,734,854,522	2,093,592,284	57,823,339	56,013,726	76,398,285	2,225,220

Change in net assets	3,441,624,895	1,922,291,966	63,800,094	49,437,152	82,638,432	2,710,096

Net Assets:
Beginning of year	4,810,993,515	2,888,701,549	504,241,510	454,804,358	39,003,126	36,293,030

End of year	$8,252,618,410	$4,810,993,515	$568,041,604	$504,241,510	$121,641,558	$39,003,126

Accumulated net investment income/(loss) at end of year	$86,773,267	$53,195,131	$(6,351,163)	$–	$148,126	$70,174

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$95,848,989	$–	$20,071,032	$49,091,570	$45,565,609	$1,155,611
Proceeds from conversion of Class B Shares(a)	–	–	–	973,756	–	824,299
Proceeds of shares issued in connection with fund merger	273,265,782	–	–	–	9,987,808	–
Dividends reinvested	–	–	780,786	–	577,767	457,951
Cost of shares redeemed(b)	(135,609,872)	–	(44,853,788)	(60,913,940)	(9,258,017)	(5,079,103)

Total Class A	233,504,899	–	(24,001,970)	(10,848,614)	46,873,167	(2,641,242)

Class B Shares(a)
Proceeds from shares issued	–	–	–	100	–	753
Dividends reinvested	–	–	–	–	–	549
Cost of shares converted to Class A Shares	–	–	–	(973,756)	–	(824,299)
Cost of shares redeemed(b)	–	–	–	(126,540)	–	(45,152)

Total Class B	–	–	–	(1,100,196)	–	(868,149)

Class C Shares
Proceeds from shares issued	4,624,040	–	1,385,411	2,875,471	263,495	279,247
Proceeds of shares issued in connection with fund merger	14,689,944	–	–	–	1,499,261	–
Dividends reinvested	–	–	92,459	–	24,261	15,826
Cost of shares redeemed(b)	(2,111,581)	–	(5,115,944)	(8,755,249)	(1,218,708)	(932,766)

Total Class C	17,202,403	–	(3,638,074)	(5,879,778)	568,309	(637,693)

Class R Shares
Proceeds from shares issued	3,200,360	–	655,809	1,580,569	1,611,869	106,785
Proceeds of shares issued in connection with fund merger	5,813,685	–	–	–	392,197	–
Dividends reinvested	–	–	21,362	–	2,273	454
Cost of shares redeemed(b)	(1,126,113)	–	(814,102)	(781,579)	(444,298)	(366,184)

Total Class R	7,887,932	–	(136,931)	798,990	1,562,041	(258,945)

Institutional Service Class Shares
Proceeds from shares issued	51,767,843	121,349,706	887,769	9,200,567	–	–
Proceeds of shares issued in connection with fund merger	–	–	–	–	871	–
Dividends reinvested	5,012,334	1,655,488	76,856	–	16	–
Cost of shares redeemed(b)	(33,783,487)	(11,267,333)	(7,406,580)	(1,691,582)	–	–

Total Institutional Service Class	22,996,690	111,737,861	(6,441,955)	7,508,985	887	–

Institutional Class Shares
Proceeds from shares issued	3,011,644,097	2,432,756,734	211,326,252	205,919,955	27,196,254	6,788,712
Proceeds of shares issued in connection with fund merger	–	–	–	–	61,984	–
Dividends reinvested	88,919,909	20,060,989	1,393,752	–	240,213	171,013
Cost of shares redeemed(b)	(647,301,408)	(470,963,300)	(120,677,735)	(140,385,616)	(104,570)	(328,476)

Total Institutional Class	2,453,262,598	1,981,854,423	92,042,269	65,534,339	27,393,881	6,631,249

Change in net assets from capital transactions:	$2,734,854,522	$2,093,592,284	$57,823,339	$56,013,726	$76,398,285	$2,225,220

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

SHARE TRANSACTIONS:
Class A Shares
Issued	6,726,716	–	1,790,646	4,333,642	3,925,267	100,362
Issued in conversion from Class B Shares(a)	–	–	–	84,307	–	70,816
Issued in connection with fund merger	20,900,508	–	–	–	935,266	–
Reinvested	–	–	71,175	–	50,825	40,218
Redeemed	(9,355,001)	–	(4,007,145)	(5,391,378)	(794,999)	(441,711)

Total Class A Shares	18,272,223	–	(2,145,324)	(973,429)	4,116,359	(230,315)

Class B Shares(a)
Issued	–	–	–	9	–	70
Reinvested	–	–	–	–	–	51
Redeemed in conversion to Class A Shares	–	–	–	(88,764)	–	(74,513)
Redeemed	–	–	–	(11,598)	–	(4,290)

Total Class B Shares	–	–	–	(100,353)	–	(78,682)

Class C Shares
Issued	317,602	–	174,193	351,332	24,134	25,083
Issued in connection with fund merger	1,123,548	–	–	–	146,942	–
Reinvested	–	–	11,869	–	2,234	1,442
Redeemed	(148,486)	–	(644,409)	(1,078,403)	(109,891)	(84,512)

Total Class C Shares	1,292,664	–	(458,347)	(727,071)	63,419	(57,987)

Class R Shares
Issued	225,845	–	60,051	142,766	141,987	9,607
Issued in connection with fund merger	444,655	–	–	–	37,943	–
Reinvested	–	–	2,000	–	208	41
Redeemed	(82,362)	–	(74,743)	(69,689)	(40,221)	(33,196)

Total Class R Shares	588,138	–	(12,692)	73,077	139,917	(23,548)

Institutional Service Class Shares
Issued	3,843,252	8,697,468	77,514	804,507	–	–
Issued in connection with fund merger	–	–	–	–	82	–
Reinvested	398,120	117,078	6,924	–	1	–
Redeemed	(2,514,302)	(837,936)	(651,444)	(147,286)	–	–

Total Institutional Service Class Shares	1,727,070	7,976,610	(567,006)	657,221	83	–

Institutional Class Shares
Issued	215,840,887	173,224,763	18,531,177	18,070,421	2,296,669	597,534
Issued in connection with fund merger	–	–	–	–	5,802	–
Reinvested	7,068,355	1,419,745	125,224	–	21,145	15,022
Redeemed	(46,406,255)	(33,808,383)	(10,634,829)	(12,287,187)	(8,993)	(28,269)

Total Institutional Class Shares	176,502,987	140,836,125	8,021,572	5,783,234	2,314,623	584,287

Total change in shares:	198,383,082	148,812,735	4,838,203	4,712,679	6,634,401	193,755

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$500,189	$688,163	$371,674	$827,675	$18,998,183	$9,742,780
Net realized gain from investments and foreign currency transactions	1,687,087	5,409,612	1,031,503	2,423,263	14,605,696	16,619,083
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,737,883)	(5,158,881)	10,388,623	(2,590,442)	6,218,921	(20,187,708)

Changes in net assets resulting from operations	449,393	938,894	11,791,800	660,496	39,822,800	6,174,155

Distributions to Shareholders From:
Net investment income:
Class A	(320,791)	(308,556)	(803,572)	(403,699)	(4,358,357)	(3,321,921)
Class B(a)	–	–	–	–	–	(6,990)
Class C	(47,903)	(9,762)	(2,143)	(167)	(558,655)	(485,026)
Class R	(47,105)	(42,186)	(2,552)	(1,100)	(200,352)	(207,988)
Institutional Service Class	(18,242)	(18,381)	(677)	(13)	(5,107,636)	(4,924,438)
Institutional Class	(91,666)	(120,195)	(63,209)	(28,827)	(7,937,092)	(315,466)

Change in net assets from shareholder distributions	(525,707)	(499,080)	(872,153)	(433,806)	(18,162,092)	(9,261,829)

Change in net assets from capital transactions	(12,522,093)	(33,903,184)	20,627,524	(1,857,885)	461,392,821	19,369,893

Change in net assets	(12,598,407)	(33,463,370)	31,547,171	(1,631,195)	483,053,529	16,282,219

Net Assets:
Beginning of year	60,497,830	93,961,200	54,465,451	56,096,646	431,436,020	415,153,801

End of year	$47,899,423	$60,497,830	$86,012,622	$54,465,451	$914,489,549	$431,436,020

Accumulated net investment income at end of year	$123,726	$156,511	$254,749	$835,046	$1,639,519	$625,742

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

Statements of Changes in Net Assets (continued)

	Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,862,902	$7,079,034	$6,187,053	$1,764,595	$135,244,292	$61,212,989
Proceeds from conversion of Class B Shares(a)	–	2,271,956	–	–	–	5,400,264
Dividends reinvested	262,990	257,914	762,623	382,671	3,687,464	2,799,950
Cost of shares redeemed(b)	(11,137,006)	(27,049,514)	(6,754,755)	(7,330,393)	(103,049,148)	(48,062,709)

Total Class A	(6,011,114)	(17,440,610)	194,921	(5,183,127)	35,882,608	21,350,494

Class B Shares(a)
Proceeds from shares issued	–	39,712	–	–	–	7,231
Dividends reinvested	–	–	–	–	–	3,847
Cost of shares converted to Class A Shares	–	(2,271,956)	–	–	–	(5,400,264)
Cost of shares redeemed(b)	–	(179,013)	–	–	–	(174,485)

Total Class B	–	(2,411,257)	–	–	–	(5,563,671)

Class C Shares
Proceeds from shares issued	621,287	1,684,967	285,489	101,255	12,781,075	2,736,654
Dividends reinvested	23,417	5,260	759	69	340,514	278,489
Cost of shares redeemed(b)	(3,216,824)	(8,009,642)	(60,810)	(28,494)	(6,875,095)	(10,857,494)

Total Class C	(2,572,120)	(6,319,415)	225,438	72,830	6,246,494	(7,842,351)

Class R Shares
Proceeds from shares issued	3,083,959	3,481,433	266,933	104,454	5,739,966	2,518,413
Dividends reinvested	8,581	7,297	2,374	1,027	162,918	182,256
Cost of shares redeemed(b)	(3,490,512)	(6,645,958)	(19,370)	(74,984)	(5,143,855)	(2,468,164)

Total Class R	(397,972)	(3,157,228)	249,937	30,497	759,029	232,505

Institutional Service Class Shares
Proceeds from shares issued	27,858	276,883	5,587	32,944	46,489,529	28,100,138
Proceeds of shares issued in connection with fund merger	–	–	–	–	3,627,994	–
Dividends reinvested	17,578	17,913	677	13	4,953,125	4,754,995
Cost of shares redeemed(b)	(450,423)	(2,137,573)	(2,435)	–	(91,937,452)	(23,466,499)

Total Institutional Service Class	(404,987)	(1,842,777)	3,829	32,957	(36,866,804)	9,388,634

Institutional Class Shares
Proceeds from shares issued	2,536,787	2,059,660	19,951,015	3,179,530	200,411,866	4,591,897
Proceeds of shares issued in connection with fund merger	–	–	–	–	280,728,000	–
Dividends reinvested	73,664	102,124	63,210	28,826	7,717,584	146,242
Cost of shares redeemed(b)	(5,746,351)	(4,893,681)	(60,826)	(19,398)	(33,485,956)	(2,933,857)

Total Institutional Class	(3,135,900)	(2,731,897)	19,953,399	3,188,958	455,371,494	1,804,282

Change in net assets from capital transactions:	$(12,522,093)	$(33,903,184)	$20,627,524	$(1,857,885)	$461,392,821	$19,369,893

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

SHARE TRANSACTIONS:
Class A Shares
Issued	294,383	401,554	252,194	78,311	10,171,984	4,425,348
Issued in conversion from Class B Shares(a)	–	122,742	–	–	–	393,604
Reinvested	16,938	15,248	38,093	17,308	284,349	210,635
Redeemed	(691,624)	(1,547,878)	(295,263)	(324,406)	(7,867,429)	(3,601,056)

Total Class A Shares	(380,303)	(1,008,334)	(4,976)	(228,787)	2,588,904	1,428,531

Class B Shares(a)
Issued	–	2,382	–	–	–	570
Reinvested	–	–	–	–	–	306
Redeemed in conversion to Class A Shares	–	(128,857)	–	–	–	(416,602)
Redeemed	–	(10,678)	–	–	–	(13,858)

Total Class B Shares	–	(137,153)	–	–	–	(429,584)

Class C Shares
Issued	40,275	103,202	12,348	4,717	1,009,482	214,083
Reinvested	1,607	336	40	3	27,667	21,881
Redeemed	(208,118)	(478,707)	(2,865)	(1,360)	(551,569)	(846,435)

Total Class C Shares	(166,236)	(375,169)	9,523	3,360	485,580	(610,471)

Class R Shares
Issued	191,684	200,921	11,909	4,824	449,766	196,080
Reinvested	565	440	123	48	13,029	14,244
Redeemed	(218,368)	(386,853)	(912)	(3,398)	(409,993)	(192,596)

Total Class R Shares	(26,119)	(185,492)	11,120	1,474	52,802	17,728

Institutional Service Class Shares
Issued	1,674	15,223	246	1,508	3,477,179	2,042,298
Issued in connection with fund merger	–	–	–	–	261,566	–
Reinvested	1,102	1,045	33	1	373,979	351,492
Redeemed	(27,932)	(115,663)	(98)	–	(6,861,026)	(1,719,171)

Total Institutional Service Class Shares	(25,156)	(99,395)	181	1,509	(2,748,302)	674,619

Institutional Class Shares
Issued	154,048	118,557	785,867	146,166	14,852,403	341,778
Issued in connection with fund merger	–	–	–	–	20,173,328	–
Reinvested	4,627	5,947	3,162	1,304	576,714	10,803
Redeemed	(354,039)	(272,308)	(2,545)	(854)	(2,476,398)	(214,708)

Total Institutional Class Shares	(195,364)	(147,804)	786,484	146,616	33,126,047	137,873

Total change in shares:	(793,178)	(1,953,347)	802,332	(75,828)	33,505,031	1,218,696

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Fund		Aberdeen U.S. Equity Fund		Aberdeen U.S. Equity II Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$(811,156)	$566,182	$2,998,321	$(77,743)	$477,534	$550,278
Net realized gain from investments and foreign currency transactions	12,861,600	43,019,323	21,387,840	8,145,336	4,373,037	5,616,091
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,798,188	(31,148,068)	10,296,229	19,367,423	2,271,722	1,903,441

Changes in net assets resulting from operations	19,848,632	12,437,437	34,682,390	27,435,016	7,122,293	8,069,810

Distributions to Shareholders From:
Net investment income:
Class A	–	(819,955)	(1,285,812)	–	(425,274)	(466,761)
Class B(a)(b)(c)	–	(21,819)	–	–	–	(106)
Class C	–	(215,173)	(12,112)	–	(4,616)	(117)
Common Class(b)(c)	–	–	–	–	–	(95,539)
Class R	–	(32,088)	(2,432)	–	–	–
Institutional Service Class	–	(107,247)	(1,011,527)	–	–	–
Institutional Class	–	(379,506)	(28,752)	–	–	–

Change in net assets from shareholder distributions	–	(1,575,788)	(2,340,635)	–	(429,890)	(562,523)

Change in net assets from capital transactions	(60,591,347)	(79,199,217)	(51,803,585)	263,656,180	(11,262,274)	(22,718,762)

Change in net assets	(40,742,715)	(68,337,568)	(19,461,830)	291,091,196	(4,569,871)	(15,211,475)

Net Assets:
Beginning of year	181,114,542	249,452,110	332,726,530	41,635,334	70,117,151	85,328,626

End of year	$140,371,827	$181,114,542	$313,264,700	$332,726,530	$65,547,280	$70,117,151

Accumulated net investment income/(loss) at end of year	$(964,396)	$–	$259,878	$–	$43,992	$1

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Effective October 7, 2011, Class B & Common Class shares of the U.S. Equity Predecessor Fund were exchanged for Class A shares, and the Fund does not offer Class B and Common Class shares.
(c)	Effective October 7, 2011, Class B & Common Class shares of the U.S. Equity II Predecessor Fund were exchanged for Class A shares, and the Fund does not offer Class B and Common Class shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Fund		Aberdeen U.S. Equity Fund		Aberdeen U.S. Equity II Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,661,524	$19,064,682	$3,273,818	$8,122,688	$1,328,600	$3,449,039
Proceeds from conversion of Class B Shares(a)	–	8,218,782	–	2,210,126	–	–
Proceeds of shares issued in connection with fund merger	–	–	–	165,677,933	–	12,479,061
Dividends reinvested	–	623,874	1,131,920	–	382,071	419,284
Cost of shares redeemed(d)	(38,775,463)	(62,250,180)	(32,400,026)	(21,852,691)	(12,665,313)	(20,643,953)

Total Class A	(32,113,939)	(34,342,842)	(27,994,288)	154,158,056	(10,954,642)	(4,296,569)

Class B Shares(a)
Proceeds from shares issued	–	22,453	–	11,402	–	219,666
Dividends reinvested	–	16,190	–	–	–	–
Cost of shares converted to Class A Shares	–	(8,218,782)	–	(2,210,126)	–	(1,491,139)
Cost of shares redeemed(d)	–	(643,471)	–	(266,882)	–	(1,034,356)

Total Class B	–	(8,823,610)	–	(2,465,606)	–	(2,305,829)

Class C Shares
Proceeds from shares issued	1,037,027	2,037,607	302,298	391,830	39,625	44,582
Proceeds of shares issued in connection with fund merger	–	–	–	901,712	–	–
Dividends reinvested	–	125,247	4,541	–	3,053	–
Cost of shares redeemed(d)	(10,537,803)	(17,271,994)	(2,629,490)	(3,691,611)	(350,310)	(3,345,036)

Total Class C	(9,500,776)	(15,109,140)	(2,322,651)	(2,398,069)	(307,632)	(3,300,454)

Common Class Shares
Proceeds from shares issued	–	–	–	–	–	411,928
Dividends reinvested	–	–	–	–	–	92,909
Cost of shares redeemed in connection with fund merger	–	–	–	–	–	(10,987,922)
Cost of shares redeemed	–	–	–	–	–	(2,332,825)

Total Common Class Shares	–	–	–	–	–	(12,815,910)

Class R Shares
Proceeds from shares issued	666,174	1,716,497	85,452	152,096	–	–
Dividends reinvested	–	6,062	11	–	–	–
Cost of shares redeemed(d)	(2,127,762)	(4,405,899)	(595,673)	(334,000)	–	–

Total Class R	(1,461,588)	(2,683,340)	(510,210)	(181,904)	–	–

Institutional Service Class Shares
Proceeds from shares issued	3,523,220	8,019,200	2,555,797	308,591	–	–
Proceeds of shares issued in connection with fund merger	–	–	–	115,255,456	–	–
Dividends reinvested	–	6,427	972,875	–	–	–
Cost of shares redeemed(d)	(8,604,558)	(6,303,847)	(23,390,023)	(723,863)	–	–

Total Institutional Service Class	(5,081,338)	1,721,780	(19,861,351)	114,840,184	–	–

Institutional Class Shares
Proceeds from shares issued	9,366,663	11,009,068	1,182,659	1,239,505	–	–
Dividends reinvested	–	298,918	22,221	–	–	–
Cost of shares redeemed(d)	(21,800,369)	(31,270,051)	(2,319,965)	(1,535,986)	–	–

Total Institutional Class	(12,433,706)	(19,962,065)	(1,115,085)	(296,481)	–	–

Change in net assets from capital transactions:	$(60,591,347)	$(79,199,217)	$(51,803,585)	$263,656,180	$(11,262,274)	$(22,718,762)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(d)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

Statements of Changes in Net Assets (concluded)

	Aberdeen Small Cap Fund		Aberdeen U.S. Equity Fund		Aberdeen U.S. Equity II Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

SHARE TRANSACTIONS:
Class A Shares
Issued	435,687	1,278,537	342,739	838,105	101,043	277,720
Issued in conversion from Class B Shares(a)	–	518,209	–	227,613	–	–
Issued in connection with fund merger	–	–	–	20,007,315	–	1,084,730
Reinvested	–	40,704	119,149	–	28,935	36,172
Redeemed	(2,564,079)	(4,215,711)	(3,391,191)	(2,127,003)	(956,580)	(1,665,723)

Total Class A Shares	(2,128,392)	(2,378,261)	(2,929,303)	18,946,030	(826,602)	(267,101)

Class B Shares(a)
Issued	–	1,644	–	1,339	–	22,264
Reinvested	–	1,176	–	–	–	–
Redeemed in conversion to Class A Shares	–	(572,307)	–	(247,724)	–	(162,957)
Redeemed	–	(46,831)	–	(31,693)	–	(104,394)

Total Class B Shares	–	(616,318)	–	(278,078)	–	(245,087)

Class C Shares
Issued	76,576	146,778	35,284	45,998	3,746	4,252
Issued in connection with fund merger	–	–	–	117,968	–	–
Reinvested	–	9,005	535	–	299	–
Redeemed	(770,451)	(1,271,662)	(298,707)	(434,172)	(33,213)	(348,787)

Total Class C Shares	(693,875)	(1,115,879)	(262,888)	(270,206)	(29,168)	(344,535)

Common Class Shares
Issued	–	–	–	–	–	33,404
Reinvested	–	–	–	–	–	8,121
Redeemed in connection with fund merger	–	–	–	–	–	(966,879)
Redeemed	–	–	–	–	–	(191,669)

Total Common Class Shares	–	–	–	–	–	(1,117,023)

Class R Shares
Issued	46,660	120,944	9,466	17,502	–	–
Reinvested	–	421	1	–	–	–
Redeemed	(151,483)	(306,519)	(65,739)	(36,456)	–	–

Total Class R Shares	(104,823)	(185,154)	(56,272)	(18,954)	–	–

Institutional Service Class Shares
Issued	224,176	516,327	261,098	34,448	–	–
Issued in connection with fund merger	–	–	–	13,384,931	–	–
Reinvested	–	405	98,229	–	–	–
Redeemed	(537,932)	(431,406)	(2,361,104)	(323,120)	–	–

Total Institutional Service Class Shares	(313,756)	85,326	(2,001,777)	13,096,259	–	–

Institutional Class Shares
Issued	593,978	708,236	121,851	128,181	–	–
Reinvested	–	18,904	2,236	–	–	–
Redeemed	(1,406,463)	(2,036,807)	(229,463)	(158,658)	–	–

Total Institutional Class Shares	(812,485)	(1,309,667)	(105,376)	(30,477)	–	–

Total change in shares:	(4,053,331)	(5,519,953)	(5,355,616)	31,444,574	(855,770)	(1,973,746)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Period Ended October 31, 2012(g)	$11.26	$0.01	$0.46	$0.47	$–	$–	$–	$–	$11.73
Class C Shares
Period Ended October 31, 2012(g)	11.26	0.12	0.28	0.40	–	–	–	–	11.66
Class R Shares
Period Ended October 31, 2012(g)	11.26	0.15	0.29	0.44	–	–	–	–	11.70
Institutional Service Class Shares
Year Ended October 31, 2012	11.34	0.22	0.96	1.18	(0.23)	(0.56)	(0.79)	–	11.73
Year Ended October 31, 2011	11.81	0.23	(0.60)	(0.37)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(h)	10.00	0.21	1.60	1.81	–	–	–	–	11.81
Institutional Class Shares
Year Ended October 31, 2012	11.34	0.22	0.97	1.19	(0.23)	(0.56)	(0.79)	–	11.74
Year Ended October 31, 2011	11.82	0.24	(0.62)	(0.38)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(h)	10.00	0.23	1.59	1.82	–	–	–	–	11.82

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

4.17%	$327	1.45%	0.19%	1.46%	21.73%

3.55%	10	2.18%	1.56%	2.19%	21.73%

3.91%	10	1.69%	2.05%	1.70%	21.73%

11.83%	3,717	1.24%	2.00%	1.25%	21.73%
(3.20%)	2,584	1.23%	1.95%	1.23%	25.31%
18.10%	2,989	1.23%	1.94%	1.76%	1.15%

11.92%	617,471	1.22%	2.01%	1.23%	21.73%
(3.28%)	434,567	1.23%	2.04%	1.23%	25.31%
18.20%	351,085	1.24%	2.23%	1.30%	1.15%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 28, 2012 (commencement of operations) through October 31, 2012.
(h)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.

2012 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012	$8.95	$0.15	$1.93	$2.08	$–	$(0.02)	$(0.02)	$–	$11.01
Period Ended October 31, 2011(g)	10.00	0.01	(1.06)	(1.05)	–	–	–	–	8.95
Class C Shares
Year Ended October 31, 2012	8.93	0.06	1.93	1.99	–	(0.02)	(0.02)	–	10.90
Period Ended October 31, 2011(g)	10.00	0.01	(1.08)	(1.07)	–	–	–	–	8.93
Class R Shares
Year Ended October 31, 2012	8.94	0.05	2.01	2.06	–	(0.02)	(0.02)	–	10.98
Period Ended October 31, 2011(g)	10.00	0.02	(1.08)	(1.06)	–	–	–	–	8.94
Institutional Service Class Shares
Year Ended October 31, 2012	8.96	0.16	1.96	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(g)	10.00	0.04	(1.08)	(1.04)	–	–	–	–	8.96
Institutional Class Shares
Year Ended October 31, 2012	8.96	0.18	1.94	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(g)	10.00	0.04	(1.08)	(1.04)	–	–	–	–	8.96

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

23.41%		$173	1.95%	1.49%	2.83%	9.52%
(10.50%)		123	1.95%	0.43%	19.61%	1.68%

22.38	%(h)	11	2.70%	0.65%	3.58%	9.52%
(10.70%)		9	2.70%	0.19%	20.48%	1.68%

23.16%		67	2.39%	0.48%	3.26%	9.52%
(10.60%)		9	2.20%	0.69%	19.98%	1.68%

23.77	%(h)	13	1.70%	1.65%	2.58%	9.52%
(10.40%)		9	1.70%	1.19%	19.48%	1.68%

23.77%		29,292	1.70%	1.78%	2.58%	9.52%
(10.40%)		1,434	1.70%	1.19%	19.48%	1.68%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2012 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012(f)	$18.81	$0.35	$0.88	$1.23	$(0.41)	$–	$–	$(0.41)	$0.01	$19.64
Year Ended October 31, 2011(f)	20.66	0.21	(1.91)	(1.70)	(0.16)	–	–	(0.16)	0.01	18.81
Year Ended October 31, 2010(f)	16.40	0.14	4.21	4.35	(0.09)	–	–	(0.09)	–	20.66
Year Ended October 31, 2009	9.92	0.12	6.50	6.62	(0.12)	–	(0.02)	(0.14)	–	16.40
Year Ended October 31, 2008	37.00	0.10	(19.99)	(19.89)	(0.12)	(5.95)	(1.12)	(7.19)	–	9.92
Class C Shares
Year Ended October 31, 2012(f)	18.30	0.19	0.87	1.06	(0.28)	–	–	(0.28)	0.01	19.09
Year Ended October 31, 2011(f)	20.09	0.02	(1.80)	(1.78)	(0.02)	–	–	(0.02)	0.01	18.30
Year Ended October 31, 2010(f)	15.97	0.01	4.11	4.12	–	–	–	–	–	20.09
Year Ended October 31, 2009	9.69	0.04	6.31	6.35	(0.05)	–	(0.02)	(0.07)	–	15.97
Year Ended October 31, 2008	36.42	(0.11)	(19.53)	(19.64)	(0.02)	(5.95)	(1.12)	(7.09)	–	9.69
Class R Shares
Year Ended October 31, 2012(f)	18.62	0.26	0.89	1.15	(0.35)	–	–	(0.35)	0.01	19.43
Year Ended October 31, 2011(f)	20.46	0.14	(1.88)	(1.74)	(0.11)	–	–	(0.11)	0.01	18.62
Year Ended October 31, 2010(f)	16.26	0.17	4.10	4.27	(0.07)	–	–	(0.07)	–	20.46
Year Ended October 31, 2009	9.85	0.09	6.45	6.54	(0.11)	–	(0.02)	(0.13)	–	16.26
Year Ended October 31, 2008	36.78	–	(19.78)	(19.78)	(0.09)	(5.94)	(1.12)	(7.15)	–	9.85
Institutional Service Class Shares
Year Ended October 31, 2012(f)	18.88	0.38	0.91	1.29	(0.46)	–	–	(0.46)	0.01	19.72
Year Ended October 31, 2011(f)	20.73	0.22	(1.87)	(1.65)	(0.21)	–	–	(0.21)	0.01	18.88
Year Ended October 31, 2010(f)	16.44	0.18	4.25	4.43	(0.14)	–	–	(0.14)	–	20.73
Year Ended October 31, 2009	9.94	0.10	6.57	6.67	(0.15)	–	(0.02)	(0.17)	–	16.44
Year Ended October 31, 2008	37.11	0.08	(19.98)	(19.90)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.94
Institutional Class Shares
Year Ended October 31, 2012(f)	18.90	0.39	0.90	1.29	(0.46)	–	–	(0.46)	0.01	19.74
Year Ended October 31, 2011(f)	20.74	0.25	(1.89)	(1.64)	(0.21)	–	–	(0.21)	0.01	18.90
Year Ended October 31, 2010(f)	16.49	0.18	4.21	4.39	(0.14)	–	–	(0.14)	–	20.74
Year Ended October 31, 2009	9.97	0.31	6.37	6.68	(0.14)	–	(0.02)	(0.16)	–	16.49
Year Ended October 31, 2008	37.18	0.20	(20.14)	(19.94)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.97

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

6.68%	$21,882	1.90%	1.81%	2.13%	21.42%
(8.20%)	25,086	1.89%	1.02%	2.12%	20.44%
26.58%	27,216	1.88%	0.77%	2.18%	27.91%
66.96%	20,812	1.86%	1.00%	2.75%	103.66%
(64.82%)	13,461	1.82%	0.47%	2.06%	122.49%

5.90%	9,164	2.62%	1.02%	2.85%	21.42%
(8.78%)	9,161	2.62%	0.11%	2.84%	20.44%
25.74%	14,438	2.62%	0.03%	2.90%	27.91%
65.61%	15,622	2.62%	0.20%	3.46%	103.66%
(65.08%)	7,261	2.56%	(0.32%)	2.79%	122.49%

6.32%	1,225	2.24%	1.36%	2.47%	21.42%
(8.44%)	930	2.20%	0.71%	2.43%	20.44%
26.30%	578	2.12%	0.95%	2.43%	27.91%
66.59%	151	2.10%	0.82%	2.96%	103.66%
(64.88%)	61	2.06%	0.19%	2.23%	122.49%

6.99%	4,529	1.62%	1.99%	1.85%	21.42%
(7.92%)	3,498	1.62%	1.08%	1.84%	20.44%
27.00%	5,138	1.62%	1.03%	1.91%	27.91%
67.29%	4,814	1.62%	1.24%	2.53%	103.66%
(64.72%)	4,058	1.56%	0.55%	1.78%	122.49%

6.99%	1,683	1.62%	2.01%	1.85%	21.42%
(7.91%)	1,247	1.62%	1.20%	1.84%	20.44%
26.73%	1,448	1.62%	0.98%	1.87%	27.91%
67.25%	3,391	1.62%	1.30%	2.57%	103.66%
(64.71%)	6,086	1.56%	0.86%	1.86%	122.49%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2012 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Period Ended October 31, 2012(g)	$13.07	$0.09	$1.84	$1.93	$–	$–	$–	$–	$15.00
Class C Shares
Period Ended October 31, 2012(g)	13.07	0.05	1.83	1.88	–	–	–	–	14.95
Class R Shares
Period Ended October 31, 2012(g)	13.07	0.08	1.83	1.91	–	–	–	–	14.98
Institutional Service Class Shares
Year Ended October 31, 2012	13.68	0.18	1.40	1.58	(0.15)	(0.12)	(0.27)	–	14.99
Year Ended October 31, 2011	14.29	0.22	(0.70)	(0.48)	(0.13)	–	(0.13)	–	13.68
Period Ended October 31, 2010(h)	11.65	0.08	2.78	2.86	(0.22)	–	(0.22)	–	14.29
Institutional Class Shares
Year Ended October 31, 2012	13.70	0.22	1.40	1.62	(0.18)	(0.12)	(0.30)	–	15.02
Year Ended October 31, 2011	14.28	0.26	(0.71)	(0.45)	(0.13)	–	(0.13)	–	13.70
Year Ended October 31, 2010	10.92	0.21	3.37	3.58	(0.22)	–	(0.22)	–	14.28
Year Ended October 31, 2009	6.80	0.16	4.16	4.32	(0.05)	(0.15)	(0.20)	–	10.92
Year Ended October 31, 2008	12.67	0.19	(5.73)	(5.54)	(0.21)	(0.12)	(0.33)	–	6.80

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

14.77%	$274,047	1.40%	1.46%	1.40%	1.14%

14.38%	19,328	2.09%	0.77%	2.09%	1.14%

14.61%	8,811	1.64%	1.19%	1.64%	1.14%

11.94%	298,472	1.29%	1.31%	1.29%	1.14%
(3.41%)	248,725	1.21%	1.55%	1.29%	1.51%
25.04%	145,837	0.95%	0.65%	1.04%	1.03%

12.25%	7,651,960	1.05%	1.59%	1.05%	1.14%
(3.14%)	4,562,269	0.95%	1.87%	1.03%	1.51%
33.20%	2,742,864	0.95%	1.70%	1.05%	1.03%
65.59%	982,836	0.95%	1.90%	1.14%	9.00%
(44.80%)	189,074	0.95%	1.80%	1.19%	13.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 21, 2012 (commencement of operations) through October 31, 2012.
(h)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.

2012 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012(g)	$11.17	$(0.19)	$0.42	$0.23	$–	$(0.11)	$–	$(0.11)	$–	$11.29
Year Ended October 31, 2011(g)	11.35	(0.20)	0.02	(0.18)	–	–	–	–	–	11.17
Year Ended October 31, 2010(g)	10.66	(0.18)	0.87	0.69	–	–	–	–	–	11.35
Year Ended October 31, 2009	10.47	(0.16)	0.35	0.19	–	–	–	–	–	10.66
Year Ended October 31, 2008	11.89	(0.02)	(1.38)	(1.40)	(0.01)	–	(0.01)	(0.02)	–	10.47
Class C Shares
Year Ended October 31, 2012(g)	7.97	(0.19)	0.29	0.10	–	(0.11)	–	(0.11)	–	7.96
Year Ended October 31, 2011(g)	8.16	(0.20)	0.01	(0.19)	–	–	–	–	–	7.97
Year Ended October 31, 2010(g)	7.71	(0.19)	0.64	0.45	–	–	–	–	–	8.16
Year Ended October 31, 2009	7.62	(0.17)	0.26	0.09	–	–	–	–	–	7.71
Year Ended October 31, 2008	8.71	(0.07)	(1.02)	(1.09)	–	–	–	–	–	7.62
Class R Shares
Year Ended October 31, 2012(g)	10.88	(0.23)	0.40	0.17	–	(0.11)	–	(0.11)	–	10.94
Year Ended October 31, 2011(g)	11.08	(0.23)	0.03	(0.20)	–	–	–	–	–	10.88
Year Ended October 31, 2010(g)	10.43	(0.22)	0.87	0.65	–	–	–	–	–	11.08
Year Ended October 31, 2009	10.26	(0.18)	0.35	0.17	–	–	–	–	–	10.43
Year Ended October 31, 2008	11.69	(0.02)	(1.40)	(1.42)	–	–	(0.01)	(0.01)	–	10.26
Institutional Service Class Shares
Year Ended October 31, 2012(g)	11.30	(0.18)	0.42	0.24	–	(0.11)	–	(0.11)	–	11.43
Year Ended October 31, 2011(g)	11.47	(0.21)	0.04	(0.17)	–	–	–	–	–	11.30
Period Ended October 31, 2010(g)(h)	10.79	(0.10)	0.78	0.68	–	–	–	–	–	11.47
Institutional Class Shares
Year Ended October 31, 2012(g)	11.33	(0.16)	0.42	0.26	–	(0.11)	–	(0.11)	–	11.48
Year Ended October 31, 2011(g)	11.48	(0.17)	0.02	(0.15)	–	–	–	–	–	11.33
Year Ended October 31, 2010(g)	10.75	(0.15)	0.88	0.73	–	–	–	–	–	11.48
Year Ended October 31, 2009	10.53	(0.14)	0.36	0.22	–	–	–	–	–	10.75
Year Ended October 31, 2008	11.94	0.01	(1.38)	(1.37)	(0.03)	–	(0.01)	(0.04)	–	10.53

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Dividend Expense (c)(e)		Portfolio Turnover (f)

2.10	%(j)	$70,070	2.79%	(1.70%)	2.79%	1.10	%(j)	47.63%
(1.58%)		93,352	2.32%	(1.75%)	2.40%	0.63%		62.65%
6.57%		105,897	2.15%	(1.61%)	2.15%	0.43%		152.09%
1.81%		116,575	2.29%	(1.56%)	3.01%	0.55%		359.27%
(11.77%)		90,320	2.14%	(0.29%)	2.60%	0.41%		574.27%

1.31%		13,681	3.46%	(2.36%)	3.46%	1.10	%(j)	47.63%
(2.33%)		17,345	3.04%	(2.47%)	3.13%	0.62%		62.65%
5.84%		23,685	2.88%	(2.35%)	2.88%	0.43%		152.09%
1.18%		27,523	3.01%	(2.27%)	3.75%	0.55%		359.27%
(12.49%)		31,287	2.87%	(0.95%)	3.33%	0.41%		574.27%

1.60%		2,118	3.22%	(2.12%)	3.22%	1.11	%(j)	47.63%
(1.81%)		2,245	2.61%	(2.07%)	2.68%	0.67%		62.65%
6.23%		1,477	2.51%	(2.05%)	2.51%	0.51%		152.09%
1.66%		100	2.51%	(1.78%)	3.22%	0.55%		359.27%
(12.18%)		76	2.46%	(0.93%)	3.30%	0.41%		574.27%

2.17%		1,992	2.72%	(1.60%)	2.72%	1.11	%(j)	47.63%
(1.48%)		8,380	2.37%	(1.90%)	2.40%	0.77%		62.65%
6.30%		965	2.04%	(1.53%)	2.04%	0.43%		152.09%

2.34%		480,181	2.48%	(1.37%)	2.48%	1.11	%(j)	47.63%
(1.31%)		382,920	2.06%	(1.50%)	2.14%	0.64%		62.65%
6.79%		321,696	1.88%	(1.36%)	1.88%	0.43%		152.09%
2.09%		146,026	1.98%	(1.30%)	2.60%	0.55%		359.27%
(11.55%)		14,230	1.86%	0.09%	2.25%	0.41%		574.27%

(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period from November 2, 2009 (commencement of operations) through October 31, 2010.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	Dividend expense ratio includes broker related expenses for securities sold short.

2012 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012(f)	$11.14	$0.20	$0.88	$1.08	$(0.21)	$–	$(0.21)	$–	$12.01
Year Ended October 31, 2011(f)	11.00	0.22	0.13	0.35	(0.21)	–	(0.21)	–	11.14
Year Ended October 31, 2010(f)	9.82	0.16	1.19	1.35	(0.17)	–	(0.17)	–	11.00
Year Ended October 31, 2009(f)	8.54	0.15	1.28	1.43	(0.15)	–	(0.15)	–	9.82
Year Ended October 31, 2008	15.37	0.05	(6.84)	(6.79)	(0.03)	(0.01)	(0.04)	–	8.54
Class C Shares
Year Ended October 31, 2012(f)	10.63	0.14	0.82	0.96	(0.15)	–	(0.15)	–	11.44
Year Ended October 31, 2011(f)	10.50	0.13	0.13	0.26	(0.13)	–	(0.13)	–	10.63
Year Ended October 31, 2010(f)	9.39	0.08	1.14	1.22	(0.11)	–	(0.11)	–	10.50
Year Ended October 31, 2009(f)	8.17	0.10	1.22	1.32	(0.10)	–	(0.10)	–	9.39
Year Ended October 31, 2008	14.78	(0.09)	(6.52)	(6.61)	–	–	–	–	8.17
Class R Shares
Year Ended October 31, 2012(f)	10.78	0.19	0.83	1.02	(0.19)	–	(0.19)	–	11.61
Year Ended October 31, 2011(f)	10.65	0.18	0.13	0.31	(0.18)	–	(0.18)	–	10.78
Year Ended October 31, 2010(f)	9.51	0.14	1.16	1.30	(0.16)	–	(0.16)	–	10.65
Year Ended October 31, 2009(f)	8.27	0.13	1.24	1.37	(0.13)	–	(0.13)	–	9.51
Year Ended October 31, 2008	14.91	0.02	(6.63)	(6.61)	(0.02)	(0.01)	(0.03)	–	8.27
Institutional Service Class Shares
Period Ended October 31, 2012(f)(g)(h)	10.56	0.23	1.41	1.64	(0.19)	–	(0.19)	–	12.01
Period from November 1, 2008 through April 22, 2009(f)(h)	8.63	0.08	(1.30)	(1.22)	(0.04)	–	(0.04)	–	7.37
Year Ended October 31, 2008(i)	15.55	0.06	(6.91)	(6.85)	(0.06)	(0.01)	(0.07)	–	8.63
Institutional Class Shares
Year Ended October 31, 2012(f)	11.15	0.23	0.89	1.12	(0.25)	–	(0.25)	–	12.02
Year Ended October 31, 2011(f)	11.01	0.26	0.12	0.38	(0.24)	–	(0.24)	–	11.15
Year Ended October 31, 2010(f)	9.82	0.13	1.26	1.39	(0.20)	–	(0.20)	–	11.01
Period from July 1, 2009 through October 31, 2009(f)(j)	8.38	0.03	1.44	1.47	(0.03)	–	(0.03)	–	9.82
Period from November 1, 2008 through April 22, 2009(f)(j)	8.67	0.09	(1.31)	(1.22)	(0.05)	–	(0.05)	–	7.40
Year Ended October 31, 2008	15.61	0.07	(6.94)	(6.87)	(0.06)	(0.01)	(0.07)	–	8.67

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

9.86%		$76,894	1.49%	1.73%	1.68%	24.83%
3.12%		25,480	1.61%	1.89%	1.83%	25.44%
13.97%		27,691	1.61%	1.56%	1.96%	23.44%
17.13%		29,014	1.64%	1.88%	2.58%	155.38%
(44.28%)		28,598	1.52%	0.36%	1.71%	241.73%

9.11%		3,348	2.20%	1.28%	2.39%	24.83%
2.43%		2,437	2.32%	1.18%	2.54%	25.44%
13.17%		3,017	2.32%	0.85%	2.67%	23.44%
16.35%		3,880	2.32%	1.22%	3.25%	155.38%
(44.72%)		5,218	2.25%	(0.40%)	2.38%	241.73%

9.61%		2,265	1.71%	1.70%	1.90%	24.83%
2.85%		595	1.82%	1.59%	2.04%	25.44%
13.82%		838	1.82%	1.46%	2.18%	23.44%
16.88%		714	1.83%	1.68%	2.78%	155.38%
(44.42%)		762	1.77%	0.15%	2.00%	241.73%

15.65	%(k)	1	1.19%	2.28%	1.39%	24.83%
(14.18%)		13	1.32%	2.60%	2.25%	155.38%
(44.20%)		15	1.35%	0.55%	1.54%	241.73%

10.16%		39,134	1.20%	1.95%	1.39%	24.83%
3.40%		10,491	1.32%	2.29%	1.54%	25.44%
14.35%		3,925	1.32%	1.30%	1.69%	23.44%
17.49%		1	1.32%	1.01%	2.19%	155.38%
(14.05%)		–	1.32%	2.60%	2.25%	155.38%
(44.16%)		1	1.26%	0.62%	1.42%	241.73%

(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 19, 2011 (commencement of operations) through October 31, 2012.
(h)	There were no shareholders in the class for the period from April 23, 2009 through December 18, 2011. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	See Note 6 for Financial Highlight information prior to year ended October 31, 2008.
(j)	There were no shareholders in the class for the period from April 23, 2009 through June 30, 2009. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(k)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2012 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012(f)	$16.23	$0.17	$0.07	$0.24	$(0.17)	$–	$(0.17)	$–	$16.30
Year Ended October 31, 2011(f)	16.60	0.17	(0.41)	(0.24)	(0.13)	–	(0.13)	–	16.23
Year Ended October 31, 2010(f)	15.02	(0.01)	1.59	1.58	–	–	–	–	16.60
Year Ended October 31, 2009	12.69	0.06	2.34	2.40	(0.05)	(0.02)	(0.07)	–	15.02
Year Ended October 31, 2008	25.35	0.03	(8.14)	(8.11)	(0.06)	(4.49)	(4.55)	–	12.69
Class C Shares
Year Ended October 31, 2012(f)	15.50	0.05	0.08	0.13	(0.11)	–	(0.11)	–	15.52
Year Ended October 31, 2011(f)	15.86	0.04	(0.38)	(0.34)	(0.02)	–	(0.02)	–	15.50
Year Ended October 31, 2010(f)	14.44	(0.10)	1.52	1.42	–	–	–	–	15.86
Year Ended October 31, 2009	12.24	(0.02)	2.25	2.23	(0.01)	(0.02)	(0.03)	–	14.44
Year Ended October 31, 2008	24.70	(0.15)	(7.82)	(7.97)	–	(4.49)	(4.49)	–	12.24
Class R Shares
Year Ended October 31, 2012(f)	15.99	0.14	0.07	0.21	(0.15)	–	(0.15)	–	16.05
Year Ended October 31, 2011(f)	16.36	0.13	(0.40)	(0.27)	(0.10)	–	(0.10)	–	15.99
Year Ended October 31, 2010(f)	14.82	(0.03)	1.57	1.54	–	–	–	–	16.36
Year Ended October 31, 2009	12.53	0.04	2.31	2.35	(0.04)	(0.02)	(0.06)	–	14.82
Year Ended October 31, 2008	25.10	(0.01)	(8.04)	(8.05)	(0.03)	(4.49)	(4.52)	–	12.53
Institutional Service Class Shares
Year Ended October 31, 2012(f)	16.43	0.22	0.08	0.30	(0.22)	–	(0.22)	–	16.51
Year Ended October 31, 2011(f)	16.81	0.19	(0.38)	(0.19)	(0.19)	–	(0.19)	–	16.43
Year Ended October 31, 2010(f)	15.15	0.05	1.61	1.66	–	–	–	–	16.81
Year Ended October 31, 2009	12.81	0.10	2.36	2.46	(0.10)	(0.02)	(0.12)	–	15.15
Year Ended October 31, 2008	25.53	0.10	(8.23)	(8.13)	(0.10)	(4.49)	(4.59)	–	12.81
Institutional Class Shares
Year Ended October 31, 2012(f)	16.47	0.21	0.08	0.29	(0.22)	–	(0.22)	–	16.54
Year Ended October 31, 2011(f)	16.85	0.23	(0.42)	(0.19)	(0.19)	–	(0.19)	–	16.47
Year Ended October 31, 2010(f)	15.19	0.05	1.61	1.66	–	–	–	–	16.85
Year Ended October 31, 2009	12.83	0.13	2.34	2.47	(0.09)	(0.02)	(0.11)	–	15.19
Year Ended October 31, 2008	25.57	0.09	(8.24)	(8.15)	(0.10)	(4.49)	(4.59)	–	12.83

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

1.54%	$28,898	1.48%	1.06%	1.51%	7.98%
(1.45%)	34,936	1.45%	0.96%	1.49%	6.30%
10.52%	52,490	1.42%	(0.05%)	1.42%	105.24%
19.03%	56,663	1.56%	0.42%	1.76%	90.12%
(39.68%)	43,189	1.33%	0.01%	1.33%	137.42%

0.86%	5,786	2.16%	0.35%	2.19%	7.98%
(2.17%)	8,353	2.13%	0.24%	2.16%	6.30%
9.83%	14,501	2.08%	(0.69%)	2.08%	105.24%
18.29%	12,758	2.16%	(0.19%)	2.37%	90.12%
(40.10%)	8,224	2.04%	(0.69%)	2.05%	137.42%

1.34%	5,279	1.69%	0.90%	1.72%	7.98%
(1.69%)	5,677	1.67%	0.73%	1.71%	6.30%
10.39%	8,841	1.60%	(0.20%)	1.60%	105.24%
18.85%	6,034	1.66%	0.32%	1.87%	90.12%
(39.80%)	4,135	1.56%	(0.19%)	1.58%	137.42%

1.90%	1,156	1.17%	1.33%	1.20%	7.98%
(1.18%)	1,564	1.12%	1.09%	1.16%	6.30%
10.96%	3,271	1.08%	0.30%	1.08%	105.24%
19.45%	3,318	1.16%	0.80%	1.36%	90.12%
(39.52%)	2,119	1.06%	0.27%	1.08%	137.42%

1.85%	6,781	1.16%	1.31%	1.19%	7.98%
(1.17%)	9,968	1.12%	1.32%	1.16%	6.30%
10.93%	12,686	1.08%	0.33%	1.08%	105.24%
19.51%	10,567	1.16%	0.85%	1.38%	90.12%
(39.54%)	15,710	1.04%	0.33%	1.06%	137.42%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2012 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares(g)
Year Ended October 31, 2012	$21.68	$0.14	$4.48	$4.62	$(0.35)	$–	$(0.35)	$–	$25.95
Year Ended October 31, 2011	21.67	0.31	(0.14)	0.17	(0.16)	–	(0.16)	–	21.68
Year Ended October 31, 2010	15.73	0.16	5.78	5.94	–	–	–	–	21.67
Year Ended October 31, 2009	13.16	(0.01)	2.71	2.70	(0.08)	(0.05)	(0.13)	–	15.73
Year Ended October 31, 2008	26.02	0.08	(12.75)	(12.67)	(0.19)	–	(0.19)	–	13.16
Class C Shares
Year Ended October 31, 2012	20.46	(0.04)	4.27	4.23	(0.19)	–	(0.19)	–	24.50
Year Ended October 31, 2011	20.47	0.17	(0.16)	0.01	(0.02)	–	(0.02)	–	20.46
Year Ended October 31, 2010	14.97	0.02	5.48	5.50	–	–	–	–	20.47
Year Ended October 31, 2009	12.57	(0.08)	2.56	2.48	(0.03)	(0.05)	(0.08)	–	14.97
Year Ended October 31, 2008	24.84	(0.08)	(12.19)	(12.27)	–	–	–	–	12.57
Class R Shares(h)
Year Ended October 31, 2012	20.95	0.06	4.34	4.40	(0.29)	–	(0.29)	–	25.06
Year Ended October 31, 2011	20.98	0.24	(0.13)	0.11	(0.14)	–	(0.14)	–	20.95
Year Ended October 31, 2010	15.26	0.09	5.63	5.72	–	–	–	–	20.98
Year Ended October 31, 2009	12.76	(0.02)	2.60	2.58	(0.03)	(0.05)	(0.08)	–	15.26
Year Ended October 31, 2008	25.23	0.02	(12.37)	(12.35)	(0.12)	–	(0.12)	–	12.76
Institutional Service Class Shares
Year Ended October 31, 2012	21.74	0.16	4.47	4.63	(0.42)	–	(0.42)	–	25.95
Year Ended October 31, 2011	21.60	0.24	0.11	0.35	(0.21)	–	(0.21)	–	21.74
Year Ended October 31, 2010	15.74	0.20	5.66	5.86	–	–	–	–	21.60
Period Ended October 31, 2009(i)	16.23	(0.01)	(0.48)	(0.49)	–	–	–	–	15.74
Institutional Class Shares
Year Ended October 31, 2012	21.72	0.20	4.48	4.68	(0.42)	–	(0.42)	–	25.98
Year Ended October 31, 2011	21.69	0.38	(0.14)	0.24	(0.21)	–	(0.21)	–	21.72
Year Ended October 31, 2010	15.75	0.21	5.73	5.94	–	–	–	–	21.69
Period Ended October 31, 2009(j)	13.91	–	1.84	1.84	–	–	–	–	15.75

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See	accompanying notes to financial statements.

Annual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

21.77%	$60,672	1.59%	0.62%	2.04%	22.21%
0.76%	50,797	1.56%	1.38%	2.04%	21.77%
37.76%	55,746	1.55%	0.88%	2.35%	36.05%
20.80%	46,225	1.55%	(0.09%)	2.60%	184.14%
(49.01%)	15,101	1.56%	0.37%	2.57%	139.00%

20.92%	521	2.30%	(0.17%)	2.75%	22.21%
0.04%	240	2.30%	0.79%	2.74%	21.77%
36.74%	171	2.30%	0.13%	3.09%	36.05%
19.96%	179	2.30%	(0.66%)	3.67%	184.14%
(49.40%)	184	2.31%	(0.41%)	3.33%	139.00%

21.44%	499	1.86%	0.25%	2.31%	22.21%
0.53%	184	1.85%	1.09%	2.34%	21.77%
37.48%	153	1.80%	0.50%	2.60%	36.05%
20.45%	127	1.82%	(0.16%)	3.37%	184.14%
(49.14%)	224	1.81%	0.11%	2.90%	139.00%

21.88%	45	1.54%	0.69%	1.99%	22.21%
0.98%	34	1.30%	1.11%	1.80%	21.77%
38.06%	1	1.30%	1.13%	2.02%	36.05%
(3.02%)	1	1.42%	(0.38%)	1.45%	184.14%

22.13%	24,276	1.30%	0.87%	1.75%	22.21%
1.03%	3,210	1.30%	1.70%	1.74%	21.77%
37.78%	25	1.30%	1.09%	2.15%	36.05%
13.23%	1	1.35%	(0.07%)	1.96%	184.14%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Prior to July 20, 2009, these shares were the Common Shares of the Predecessor Fund.
(h)	Prior to July 20, 2009, these shares were the Advisor Shares of the Predecessor Fund.
(i)	For the period from September 16, 2009 (commencement of operations) through October 31, 2009.
(j)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

2012 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012(f)	$13.00	$0.31	$0.56	$0.87	$(0.30)	$–	$–	$(0.30)	$–	$13.57
Year Ended October 31, 2011(f)	13.02	0.30	(0.04)	0.26	(0.28)	–	–	(0.28)	–	13.00
Year Ended October 31, 2010(f)	11.37	0.21	1.66	1.87	(0.22)	–	–	(0.22)	–	13.02
Year Ended October 31, 2009(f)	9.36	0.18	2.00	2.18	(0.17)	–	–	(0.17)	–	11.37
Year Ended October 31, 2008	18.87	0.11	(9.02)	(8.91)	(0.09)	(0.49)	(0.02)	(0.60)	–	9.36
Class C Shares
Year Ended October 31, 2012(f)	12.35	0.20	0.54	0.74	(0.23)	–	–	(0.23)	–	12.86
Year Ended October 31, 2011(f)	12.38	0.19	(0.03)	0.16	(0.19)	–	–	(0.19)	–	12.35
Year Ended October 31, 2010(f)	10.84	0.12	1.58	1.70	(0.16)	–	–	(0.16)	–	12.38
Year Ended October 31, 2009(f)	8.93	0.12	1.90	2.02	(0.11)	–	–	(0.11)	–	10.84
Year Ended October 31, 2008	18.10	0.01	(8.64)	(8.63)	(0.03)	(0.49)	(0.02)	(0.54)	–	8.93
Class R Shares
Year Ended October 31, 2012(f)	12.49	0.27	0.55	0.82	(0.28)	–	–	(0.28)	–	13.03
Year Ended October 31, 2011(f)	12.51	0.25	(0.01)	0.24	(0.26)	–	–	(0.26)	–	12.49
Year Ended October 31, 2010(f)	10.95	0.18	1.59	1.77	(0.21)	–	–	(0.21)	–	12.51
Year Ended October 31, 2009(f)	9.02	0.07	2.02	2.09	(0.16)	–	–	(0.16)	–	10.95
Year Ended October 31, 2008	18.24	0.09	(8.73)	(8.64)	(0.07)	(0.49)	(0.02)	(0.58)	–	9.02
Institutional Service Class Shares
Year Ended October 31, 2012(f)	13.25	0.35	0.56	0.91	(0.32)	–	–	(0.32)	–	13.84
Year Ended October 31, 2011(f)	13.26	0.33	(0.04)	0.29	(0.30)	–	–	(0.30)	–	13.25
Year Ended October 31, 2010(f)	11.58	0.24	1.69	1.93	(0.25)	–	–	(0.25)	–	13.26
Year Ended October 31, 2009(f)	9.54	0.13	2.12	2.25	(0.21)	–	–	(0.21)	–	11.58
Year Ended October 31, 2008	19.19	0.15	(9.18)	(9.03)	(0.11)	(0.49)	(0.02)	(0.62)	–	9.54
Institutional Class Shares
Year Ended October 31, 2012(f)	13.29	0.41	0.51	0.92	(0.33)	–	–	(0.33)	–	13.88
Year Ended October 31, 2011(f)	13.30	0.34	(0.03)	0.31	(0.32)	–	–	(0.32)	–	13.29
Year Ended October 31, 2010(f)	11.59	0.29	1.65	1.94	(0.23)	–	–	(0.23)	–	13.30
Year Ended October 31, 2009(f)	9.53	0.24	2.03	2.27	(0.21)	–	–	(0.21)	–	11.59
Year Ended October 31, 2008	19.19	0.15	(9.19)	(9.04)	(0.11)	(0.49)	(0.02)	(0.62)	–	9.53

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

6.84%	$200,574	1.37%	2.37%	1.37%	15.29%
1.96%	158,454	1.57%	2.22%	1.57%	22.15%
16.73%	140,052	1.57%	1.73%	1.58%	22.61%
23.64%	146,312	1.59%	1.95%	1.87%	135.26%
(48.64%)	179,247	1.48%	0.86%	1.55%	138.64%

6.09%	35,754	2.05%	1.64%	2.05%	15.29%
1.29%	28,322	2.24%	1.48%	2.24%	22.15%
15.88%	35,944	2.24%	1.06%	2.25%	22.61%
22.91%	37,587	2.24%	1.30%	2.52%	135.26%
(49.02%)	44,374	2.19%	0.11%	2.25%	138.64%

6.67%	11,531	1.58%	2.10%	1.58%	15.29%
1.87%	10,395	1.75%	1.97%	1.75%	22.15%
16.39%	10,195	1.74%	1.55%	1.75%	22.61%
23.49%	10,209	1.75%	0.66%	1.86%	135.26%
(48.79%)	720	1.71%	0.58%	1.78%	138.64%

7.07%	191,580	1.17%	2.61%	1.17%	15.29%
2.19%	219,773	1.37%	2.38%	1.37%	22.15%
16.91%	211,007	1.36%	1.98%	1.36%	22.61%
24.04%	163,396	1.28%	1.23%	1.39%	135.26%
(48.54%)	11,548	1.18%	1.09%	1.34%	138.64%

7.18%	475,051	1.01%	3.02%	1.01%	15.29%
2.32%	14,491	1.24%	2.50%	1.24%	22.15%
16.97%	12,669	1.24%	2.41%	1.23%	22.61%
24.22%	9,484	1.24%	2.47%	1.51%	135.26%
(48.48%)	7,809	1.17%	1.09%	1.28%	138.64%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2012 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012(f)	$14.06	$(0.07)	$1.86	$1.79	$–	$–	$–	$–	$–	$15.85
Year Ended October 31, 2011(f)	13.65	0.04	0.47	0.51	(0.10)	–	–	(0.10)	–	14.06
Year Ended October 31, 2010(f)	10.77	(0.07)	2.95	2.88	–	–	–	–	–	13.65
Year Ended October 31, 2009	9.63	0.01	1.14	1.15	–	–	(0.01)	(0.01)	–	10.77
Year Ended October 31, 2008	22.50	0.06	(8.54)	(8.48)	(0.05)	(4.34)	–	(4.39)	–	9.63
Class C Shares
Year Ended October 31, 2012(f)	12.73	(0.16)	1.69	1.53	–	–	–	–	–	14.26
Year Ended October 31, 2011(f)	12.42	(0.05)	0.42	0.37	(0.06)	–	–	(0.06)	–	12.73
Year Ended October 31, 2010(f)	9.86	(0.14)	2.70	2.56	–	–	–	–	–	12.42
Year Ended October 31, 2009	8.86	(0.10)	1.10	1.00	–	–	–	–	–	9.86
Year Ended October 31, 2008	21.16	(0.06)	(7.90)	(7.96)	–	(4.34)	–	(4.34)	–	8.86
Class R Shares
Year Ended October 31, 2012(f)	13.21	(0.10)	1.74	1.64	–	–	–	–	–	14.85
Year Ended October 31, 2011(f)	12.84	0.03	0.42	0.45	(0.08)	–	–	(0.08)	–	13.21
Year Ended October 31, 2010(f)	10.16	(0.09)	2.77	2.68	–	–	–	–	–	12.84
Year Ended October 31, 2009	9.07	(0.04)	1.13	1.09	–	–	–	–	–	10.16
Year Ended October 31, 2008	21.51	0.02	(8.08)	(8.06)	(0.04)	(4.34)	–	(4.38)	–	9.07
Institutional Service Class Shares
Year Ended October 31, 2012(f)	14.56	(0.02)	1.93	1.91	–	–	–	–	–	16.47
Year Ended October 31, 2011(f)	14.10	0.06	0.51	0.57	(0.11)	–	–	(0.11)	–	14.56
Year Ended October 31, 2010(f)	11.10	(0.04)	3.04	3.00	–	–	–	–	–	14.10
Year Ended October 31, 2009	9.89	0.02	1.23	1.25	–	–	(0.04)	(0.04)	–	11.10
Year Ended October 31, 2008	22.97	0.11	(8.77)	(8.66)	(0.08)	(4.34)	–	(4.42)	–	9.89
Institutional Class Shares
Year Ended October 31, 2012(f)	14.53	(0.02)	1.92	1.90	–	–	–	–	–	16.43
Year Ended October 31, 2011(f)	14.07	0.10	0.47	0.57	(0.11)	–	–	(0.11)	–	14.53
Year Ended October 31, 2010(f)	11.08	(0.03)	3.02	2.99	–	–	–	–	–	14.07
Year Ended October 31, 2009	9.90	0.04	1.18	1.22	–	–	(0.04)	(0.04)	–	11.08
Year Ended October 31, 2008	22.99	0.12	(8.79)	(8.67)	(0.08)	(4.34)	–	(4.42)	–	9.90

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

12.73%	$70,189	1.47%	(0.46%)	1.55%	23.05%
3.65%	92,187	1.44%	0.28%	1.59%	41.48%
26.74%	121,975	1.35%	(0.57%)	1.65%	24.37%
12.02%	100,062	1.35%	(0.09%)	2.02%	146.24%
(45.56%)	231,150	1.40%	0.34%	1.52%	158.57%

12.02%	29,734	2.15%	(1.13%)	2.23%	23.05%
2.94%	35,391	2.11%	(0.33%)	2.26%	41.48%
25.96%	48,374	2.04%	(1.27%)	2.35%	24.37%
11.29%	46,698	2.04%	(0.83%)	2.75%	146.24%
(45.97%)	66,081	2.10%	(0.36%)	2.21%	158.57%

12.41%	2,195	1.73%	(0.68%)	1.81%	23.05%
3.45%	3,336	1.65%	0.18%	1.80%	41.48%
26.38%	5,622	1.55%	(0.78%)	1.85%	24.37%
12.02%	4,563	1.45%	(0.35%)	2.17%	146.24%
(45.71%)	4,825	1.59%	0.11%	1.74%	158.57%

13.12%	11,909	1.15%	(0.13%)	1.23%	23.05%
4.00%	15,100	1.12%	0.40%	1.26%	41.48%
27.03%	13,422	1.04%	(0.31%)	1.35%	24.37%
12.79%	14,358	0.77%	0.35%	1.49%	146.24%
(45.44%)	14,009	1.11%	0.65%	1.24%	158.57%

13.08%	26,346	1.15%	(0.10%)	1.23%	23.05%
4.01%	35,100	1.11%	0.67%	1.26%	41.48%
26.99%	52,428	1.04%	(0.20%)	1.29%	24.37%
12.47%	10,354	1.04%	0.23%	1.76%	146.24%
(45.43%)	26,454	1.09%	0.71%	1.24%	158.57%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2012 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012(f)	$9.04	$0.08	$0.91	$0.99	$(0.06)	$–	$(0.06)	$–	$9.97
Year Ended October 31, 2011(f)	8.64	(0.01)	0.41	0.40	–	–	–	–	9.04
Year Ended October 31, 2010(f)	7.60	(0.01)	1.05	1.04	–	–	–	–	8.64
Year Ended October 31, 2009	6.49	(0.02)	1.13	1.11	–	–	–	–	7.60
Year Ended October 31, 2008	12.36	(0.07)	(4.04)	(4.11)	–	(1.76)	(1.76)	–	6.49
Class C Shares
Year Ended October 31, 2012(f)	8.34	0.01	0.84	0.85	(0.01)	–	(0.01)	–	9.18
Year Ended October 31, 2011(f)	8.02	(0.06)	0.38	0.32	–	–	–	–	8.34
Year Ended October 31, 2010(f)	7.10	(0.05)	0.97	0.92	–	–	–	–	8.02
Year Ended October 31, 2009	6.09	(0.06)	1.07	1.01	–	–	–	–	7.10
Year Ended October 31, 2008	11.80	(0.13)	(3.82)	(3.95)	–	(1.76)	(1.76)	–	6.09
Class R Shares
Year Ended October 31, 2012(f)	8.67	0.05	0.89	0.94	(0.03)	–	(0.03)	–	9.58
Year Ended October 31, 2011(f)	8.31	(0.01)	0.37	0.36	–	–	–	–	8.67
Year Ended October 31, 2010(f)	7.32	(0.02)	1.01	0.99	–	–	–	–	8.31
Year Ended October 31, 2009	6.23	–	1.09	1.09	–	–	–	–	7.32
Year Ended October 31, 2008	11.97	(0.08)	(3.90)	(3.98)	–	(1.76)	(1.76)	–	6.23
Institutional Service Class Shares
Year Ended October 31, 2012(f)	9.40	0.11	0.95	1.06	(0.08)	–	(0.08)	–	10.38
Period Ended October 31, 2011(f)(g)	8.61	–	0.79	0.79	–	–	–	–	9.40
Institutional Class Shares
Year Ended October 31, 2012(f)	9.40	0.11	0.95	1.06	(0.08)	–	(0.08)	–	10.38
Year Ended October 31, 2011(f)	8.96	0.03	0.41	0.44	–	–	–	–	9.40
Year Ended October 31, 2010(f)	7.85	0.03	1.08	1.11	–	–	–	–	8.96
Year Ended October 31, 2009	6.67	0.01	1.17	1.18	–	–	–	–	7.85
Year Ended October 31, 2008	12.64	(0.02)	(4.19)	(4.21)	–	(1.76)	(1.76)	–	6.67

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

11.03%	$187,216	1.15%	0.85%	1.28%	27.95%
4.63%	196,095	1.41%	(0.07%)	1.70%	48.65%
13.68%	23,810	1.56%	(0.06%)	1.73%	29.02%
17.10%	31,871	1.59%	(0.23%)	2.06%	173.05%
(38.63%)	39,294	1.52%	(0.63%)	1.59%	364.06%

10.23%	7,899	1.90%	0.10%	2.00%	27.95%
3.99%	9,364	2.19%	(0.65%)	2.44%	48.65%
12.96%	11,179	2.21%	(0.71%)	2.37%	29.02%
16.58%	13,512	2.21%	(0.85%)	2.69%	173.05%
(39.18%)	16,889	2.21%	(1.32%)	2.29%	364.06%

10.91%	416	1.40%	0.56%	1.50%	27.95%
4.33%	865	1.70%	(0.15%)	1.95%	48.65%
13.52%	986	1.71%	(0.23%)	1.88%	29.02%
17.50%	811	1.34%	0.01%	1.82%	173.05%
(38.83%)	922	1.71%	(0.83%)	1.80%	364.06%

11.37%	115,150	0.90%	1.10%	1.11%	27.95%
9.18%	123,074	0.90%	0.00%	1.13%	48.65%

11.37%	2,584	0.90%	1.13%	1.00%	27.95%
4.91%	3,330	1.19%	0.35%	1.44%	48.65%
14.14%	3,446	1.21%	0.32%	1.37%	29.02%
17.69%	6,518	1.21%	0.19%	1.68%	173.05%
(38.56%)	4,200	1.21%	(0.30%)	1.30%	364.06%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 7, 2011 (commencement of operations) through October 31, 2011.

2012 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity II Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012	$12.57	$0.10	$1.29	$1.39	$(0.09)	$–	$–	$(0.09)	$–	$13.87
Year Ended October 31, 2011(g)	11.51	0.11	1.05	1.16	(0.10)	–	–	(0.10)	–	12.57
Year Ended October 31, 2010	9.22	(0.03)	2.32	2.29	–	–	–	–	–	11.51
Year Ended October 31, 2009	9.32	(0.01)	(0.08)	(0.09)	–	–	(0.01)	(0.01)	–	9.22
Year Ended October 31, 2008	22.57	0.01	(5.60)	(5.59)	–	(7.66)	–	(7.66)	–	9.32
Class C Shares
Year Ended October 31, 2012	9.90	–	1.01	1.01	(0.03)	–	–	(0.03)	–	10.88
Year Ended October 31, 2011(g)	9.06	–	0.85	0.85	(0.01)	–	–	(0.01)	–	9.90
Year Ended October 31, 2010	7.31	(0.08)	1.83	1.75	–	–	–	–	–	9.06
Year Ended October 31, 2009	7.44	(0.06)	(0.07)	(0.13)	–	–	–	–	–	7.31
Year Ended October 31, 2008	19.80	(0.07)	(4.63)	(4.70)	–	(7.66)	–	(7.66)	–	7.44

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2012

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity II Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

11.06%		$63,925	1.15%	0.72%	1.39%	28.53%
10.12%		68,352	1.33%	0.85%	1.72%	199.37%
24.84%		65,650	1.55%	(0.24%)	1.67%	322.00%
(1.01%)		60,426	1.55%	(0.14%)	1.85%	423.00%
(34.44%)		79,414	1.47%	0.10%	1.47%	195.00%

10.20	%(h)	1,622	1.90%	(0.03%)	2.13%	28.53%
9.39%		1,765	2.11%	0.01%	2.47%	199.37%
23.94%		4,736	2.30%	(0.99%)	2.42%	322.00%
(1.73%)		6,232	2.30%	(0.91%)	2.60%	423.00%
(34.95%)		6,318	2.23%	(0.66%)	2.23%	195.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Credit Suisse Large Cap Blend II Fund (“U.S. Equity II Predecessor Fund”) was reorganized into Aberdeen U.S. Equity II Fund on October 7, 2011. Information presented for the periods prior to October 7, 2011 reflects the U.S. Equity II Predecessor Fund.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2012 Annual Report

Notes to Financial Statements

October 31, 2012

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2012, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2012, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the twelve (12) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”) (formerly Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund)
–	Aberdeen Asia-Pacific Smaller Companies Fund (“Asia-Pacific Smaller Companies Fund”)
–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”) (formerly Aberdeen Emerging Markets Institutional Fund)*
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)***
–	Aberdeen Global Natural Resources Fund (“Global Natural Resources Fund”)
–	Aberdeen Global Small Cap Fund (“Global Small Cap Fund”)
–	Aberdeen International Equity Fund (“International Equity Fund”)**
–	Aberdeen Small Cap Fund (“Small Cap Fund”)
–	Aberdeen U.S. Equity Fund (“U.S. Equity Fund”)
–	Aberdeen U.S. Equity II Fund (“U.S. Equity II Fund”)

*	On May 21, 2012, the Aberdeen Emerging Markets Institutional Fund (the “Emerging Markets Institutional Fund”) acquired the assets and assumed the liabilities of the Aberdeen Emerging Markets Fund (the “Emerging Markets Predecessor Fund”). The Emerging Markets Institutional Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the Emerging Markets Predecessor Fund’s Class A, Class C and Class R shares were converted into Class A, Class C and Class R shares of the Emerging Markets Institutional Fund, respectively.

The following is a summary of the net assets converted and net asset value per share issued as of May 21, 2012.

	Shares Issued of the Aberdeen Emerging Markets Institutional Fund	Net Assets Reorganized from the Aberdeen Emerging Markets Predecessor Fund	Net Asset Value Per Shares Issued of the Aberdeen Emerging Markets Institutional Fund
Class A	20,900,508	$273,265,782	$13.07
Class C	1,123,548	14,689,944	13.07
Class R	444,655	5,813,685	13.07
Institutional Service Class	–	–	–
Institutional Class	–	–	–

Immediately following the reorganization, the Emerging Markets Institutional Fund changed its name to Aberdeen Emerging Markets Fund (the “Emerging Markets Fund”).

**	On February 27, 2012, the International Equity Fund acquired the assets and assumed the liabilities of the Aberdeen International Equity Institutional Fund (the “International Equity Institutional Fund”). The International Equity Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the International Equity Institutional Fund’s Institutional Service Class and Institutional Class shares were converted into Institutional Service Class and Institutional Class shares of the International Equity Fund, respectively.

Annual Report 2012

Notes to Financial Statements (continued)

October 31, 2012

The following is a summary of the net assets converted and net asset value per share issued as of February 27, 2012.

	Shares Issued of the Aberdeen International Equity Fund	Net Assets Reorganized from the Aberdeen International Equity Institutional Fund	Net Asset Value Per Shares Issued of the Aberdeen International Equity Fund
Class A	–	$–	$–
Class C	–	–	–
Class R	–	–	–
Institutional Service Class	261,566	3,627,994	13.87
Institutional Class	20,173,328	280,728,000	13.92

***	On December 16, 2011, the Global Equity Fund acquired the assets and assumed the liabilities of the Aberdeen Global Financial Services Fund (the “Global Financial Services Fund”). The Global Equity Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the Global Financial Services Fund’s Class A, Class C, Class R, Institutional Service Class and Institutional Class shares were converted into Class A, Class C, Class R, Institutional Service Class and Institutional Class shares of the Global Equity Fund, respectively.

The following is a summary of the net assets converted and net asset value per share issued as of December 16, 2011.

	Shares Issued of the Aberdeen Global Equity Fund	Net Assets Reorganized from the Aberdeen Global Financial Services Fund	Net Asset Value Per Shares Issued of the Aberdeen Global Equity Fund
Class A	935,266	$9,987,808	$10.68
Class C	146,942	1,499,261	10.20
Class R	37,943	392,197	10.34
Institutional Service Class[1]	82	871	10.68
Institutional Class	5,802	61,984	10.68

[1]

The Global Equity Fund issued shares to the Institutional Service Class shareholders with an NAV of $10.68. However, the NAV calculation above for the Institutional Service Class does not result in an NAV of $10.68 due to rounding.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

(a)	Security Valuation

The Funds are required to value their securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. Closed-end mutual funds and exchange traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

2012 Annual Report

Notes to Financial Statements (continued)

October 31, 2012

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price. Fair valuation factors are provided by an independent pricing service provider. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price and classified as a Level 1 investment. A security that applies a fair valuation factor is generally a Level 2 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the fair value of a security is determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair valuation factor	Fair value of market and/or sector indices, futures, depositary receipts, and ETFs, exchange rates, and historical opening and closing prices of each security

The following is a summary of the inputs used as of October 31, 2012 in valuing the Funds’ investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	20,088,235	558,418,220	–	578,506,455
Preferred Stocks	–	25,333,076	–	25,333,076
Repurchase Agreement	–	5,182,000	–	5,182,000

	20,088,235	588,933,296	–	609,021,531

Asia-Pacific Smaller Companies Fund
Investments in Securities
Closed-End Mutual Funds	–	185,760	–	185,760
Common Stocks	7,430,017	21,735,819	–	29,165,836
Repurchase Agreement	–	488,000	–	488,000

	7,430,017	22,409,579	–	29,839,596

Annual Report 2012

Notes to Financial Statements (continued)

October 31, 2012

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
China Opportunities Fund
Investments in Securities
Common Stocks	3,015,566	34,695,327	–	37,710,893
Repurchase Agreement	–	623,000	–	623,000

	3,015,566	35,318,327	–	38,333,893

Emerging Markets Fund
Investments in Securities
Common Stocks	1,766,650,076	5,073,182,716	–	6,839,832,792
Preferred Stocks	809,803,832	356,212,947	–	1,166,016,779
Repurchase Agreement	–	271,246,000	–	271,246,000

	2,576,453,908	5,700,641,663	–	8,277,095,571

Equity Long-Short Fund
Investments in Securities
Common Stocks – Long Positions	468,986,452	–	–	468,986,452
Repurchase Agreement	–	101,533,000	–	101,533,000
Common Stocks – Short Positions	(168,463,401)	–	–	(168,463,401)
Exchange Traded Funds – Short Positions	(49,402,373)	–	–	(49,402,373)

	251,120,678	101,533,000	–	352,653,678

Global Equity Fund
Investments in Securities
Common Stocks	40,734,565	59,620,774	–	100,355,339
Preferred Stocks	6,555,096	3,126,232	–	9,681,328
Repurchase Agreement	–	3,771,000	–	3,771,000

	47,289,661	66,518,006	–	113,807,667

Global Natural Resources Fund
Investments in Securities
Common Stocks	24,670,191	21,531,177	–	46,201,368
Repurchase Agreement	–	679,000	–	679,000

	24,670,191	22,210,177	–	46,880,368

Global Small Cap Fund
Investments in Securities
Common Stocks	26,388,080	52,595,807	–	78,983,887
Preferred Stocks	2,050,255	–	–	2,050,255
Repurchase Agreement	–	5,098,000	–	5,098,000

	28,438,335	57,693,807	–	86,132,142

2012 Annual Report

Notes to Financial Statements (continued)

October 31, 2012

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
International Equity Fund
Investments in Securities
Common Stocks	111,973,861	680,047,739	–	792,021,600
Preferred Stocks	52,947,137	32,837,582	–	85,784,719
Repurchase Agreement	–	34,400,000	–	34,400,000

	164,920,998	747,285,321	–	912,206,319

Small Cap Fund
Investments in Securities
Common Stocks	140,044,331	–	–	140,044,331
Repurchase Agreement	–	2,465,000	–	2,465,000

	140,044,331	2,465,000	–	142,509,331

U.S. Equity Fund
Investments in Securities
Common Stocks	308,591,365	–	–	308,591,365
Repurchase Agreement	–	5,095,000	–	5,095,000

	308,591,365	5,095,000	–	313,686,365

U.S. Equity II Fund
Investments in Securities
Common Stocks	64,899,418	–	–	64,899,418
Repurchase Agreement	–	718,000	–	718,000

	64,899,418	718,000	–	65,617,418

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2012, several Funds had transfers between Level 1 and Level 2 due to fair value factor adjustments. For securities that moved from Level 1 to Level 2, a fair valuation factor was applied to a foreign equity security at October 31, 2012 but not at the previous year-end. For securities that transferred from Level 2 to Level 1, there was a fair valuation factor applied at October 31, 2011 but not at October 31, 2012. The following is a summary of Funds which had significant transfers:

Fund	Transfer from Level 1	Transfer from Level 2
Asia-Pacific Smaller Companies Fund	2,294,762	4,591,974
China Opportunities Fund	–	2,036,519
Global Small Cap Fund	3,790,047	5,772,931

For the year ended October 31, 2012, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

Annual Report 2012

Notes to Financial Statements (continued)

October 31, 2012

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

(e)	Short Sales

During the period, the Equity Long-Short Fund engaged in short-selling of portfolio securities. Certain of the Funds are authorized to engage in short selling of portfolio securities, which obligates a Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(f)	Security Transactions, Investment Income and Expenses

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(g)	Distributions

Distributions from net investment income, if any, are declared and distributed quarterly for all Funds, except for Asia-Pacific (ex-Japan) Equity Fund, Asia-Pacific Smaller Companies Fund, Emerging Markets Fund, and Global Small Cap Fund, for which distributions from net income are declared and distributed annually. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

(h)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

2012 Annual Report

Notes to Financial Statements (continued)

October 31, 2012

(i)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Subadvisers manage a portion of certain of the Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. The Subadviser(s) for the relevant Funds are as follows:

Fund	Subadviser
Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asset Management Asia Limited (“AAMAL”)
Asia-Pacific Smaller Companies Fund	AAMAL
China Opportunities Fund	AAMAL and Aberdeen Asset Managers Limited (“AAML”)
Emerging Markets Fund	AAMAL and AAML
Global Equity Fund	AAMAL and AAML
Global Natural Resources Fund*	AAML
Global Small Cap Fund	AAMAL and AAML
International Equity Fund	AAMAL and AAML

*	Prior to March 1, 2012, the Adviser provided investment advisory services to the Global Natural Resources Fund using AAML personnel. Effective March 1, 2012, AAML serves as subadviser to the Global Natural Resources Fund pursuant to a subadvisory agreement with the Adviser. Counsel to the Trust has provided a legal opinion confirming that the restructuring of personnel and subadvisory arrangement is not deemed an assignment under the 1940 Act.

On March 1, 2012, Aberdeen Asset Management Investment Services Limited (“AAMISL”), the previous subadviser to the Funds for which AAML now serves as subadviser, merged into AAML. AAML assumed the subadviser responsibilities of the Funds for which AAMISL was subadviser. There was no change to the portfolio management team or the level or nature of the services provided to the Funds for which AAMISL served as subadviser as a result of the merger and the same resources available to AAMISL for the management and compliance oversight of the Funds are available to AAML.

The Equity Long-Short Fund, Small Cap Fund, U.S. Equity Fund and U.S. Equity II Fund are not currently managed by a subadviser.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
Asia-Pacific Smaller Companies Fund	Up to $500 million	1.30%
	$500 million up to $2 billion	1.25%
	On $2 billion and more	1.15%
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	On all assets	0.90%
Equity Long-Short Fund	Up to $1 billion	1.15%
	On $1 billion and more	1.00%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Global Small Cap Fund	Up to $100 million	1.25%

Annual Report 2012

Notes to Financial Statements (continued)

October 31, 2012

Fund	Fee Schedule
	On $100 million and more	1.00%
International Equity Fund(a)	On all assets	0.80%
Small Cap Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%
U.S. Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Equity II Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

(a)	Prior to February 27, 2012, International Equity Fund paid a fee based on the schedule below. Effective February 27, 2012 the fee calculation changed to the fee schedule as shown above.

International Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

From such fees, pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any. For the year ended October 31, 2012, the Adviser paid the following amounts to the Subadvisers (amounts shown as paid to AAML include amounts paid to AAMISL prior to March 1, 2012):

Fund		Amount
Asia-Pacific (ex-Japan) Equity Fund	AAMAL	$3,023,543
Asia-Pacific Smaller Companies Fund	AAMAL	145,861
China Opportunities Fund	AAMAL	329,760
Emerging Markets Fund	AAMAL	520,949
	AAML	520,949
Global Equity Fund	AAML	380,314
Global Natural Resources Fund*	AAML	231,805
Global Small Cap Fund	AAML	472,138
International Equity Fund	AAML	3,899,879

*	For the period March 1, 2012 to October 31, 2012. Prior to March 1, 2012, the Adviser provided investment advisory services to the Global Natural Resources Fund using AAML personnel. Effective March 1, 2012, AAML serves as subadviser to the Global Natural Resources Fund pursuant to a subadvisory agreement with the Adviser.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses, 12b-1 fees, administrative services fees and extraordinary expenses), that accrue daily, from exceeding the amounts listed below:

	Effective Through		Limit
Asia-Pacific (ex-Japan) Equity Fund	2/27/2013		1.25%
Asia-Pacific Smaller Companies Fund	2/27/2013		1.70%
China Opportunities Fund	2/27/2013		1.62%
Emerging Markets Fund	2/27/2013	(a)	1.10%
Equity Long-Short Fund	2/27/2013		1.40%
Global Equity Fund	2/27/2013	(b)	1.19%
Global Natural Resources Fund	2/27/2013		1.16%
Global Small Cap Fund	2/27/2013		1.30%
International Equity Fund	2/27/2013	(c)	1.10%

2012 Annual Report

Notes to Financial Statements (continued)

October 31, 2012

	Effective Through	Limit
Small Cap Fund	2/27/2013	1.15%
U.S. Equity Fund	10/11/2013	0.90%
U.S. Equity II Fund	10/11/2013	0.90%

(a)	Through November 23, 2011, the fee cap was 0.95%.
(b)	Prior to the reorganization described in “1. Organization” above, the fee cap was 1.32%.
(c)	Prior to the reorganization described in “1. Organization” above, the fee cap was 1.24%.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (except for the Global Small Cap Fund, which is prior to July 20, 2011) unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis.

For fees waived after March 1, 2011 (July 20, 2011 for Global Small Cap Fund) no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2012, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2010 (Expires 10/31/13)		Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Fiscal Year 2012 (Expires 10/31/15)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$–	**	$–	$30,219	$30,219
Asia-Pacific Smaller Companies Fund	–		97,496	152,030	249,526
China Opportunities Fund	124,703		113,122	93,681	331,506
Emerging Markets Fund(a)	1,664,469	***	3,060,360	89,836	4,814,665
Equity Long-Short Fund	–		–	28,949	28,949
Global Equity Fund	117,768		89,842	130,494	338,104
Global Natural Resources Fund	–		23,135	17,930	41,065
Global Small Cap Fund	411,769		263,692	262,698	938,159
International Equity Fund	–		–	–	–
Small Cap Fund	607,252		355,279	125,721	1,088,252
U.S. Equity Fund	81,398		157,356	317,092	555,846
U.S. Equity II Fund	–		44,430	154,160	198,590

(a)	For the period November 1, 2009 through November 22, 2009, the Advisors’ Predecessor Fund received voluntary fee waivers totaling $37,285. These amounts are not subject to future repayment by the funds.
*	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 16, 2009 to October 31, 2010.
***	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 23, 2009 to October 31, 2010.

Amounts listed as “–” are $0 or round to $0.

Annual Report 2012

Notes to Financial Statements (continued)

October 31, 2012

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured the following amounts for which they previously reimbursed the Funds:

Fund	Amount Paid to the Adviser
Asia-Pacific (ex-Japan) Equity Fund	$32,568
Equity Long-Short Fund	132,553
International Equity Fund	183,176

At October 31, 2012, the Global Equity Fund had $10,371 in liabilities payable to the Adviser for recapture of previously reimbursed expenses as follows:

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to a per fund annual minimum fee.

(c)	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares(a)	Class R Shares
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
Asia-Pacific Smaller Companies Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Equity Long-Short Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Natural Resources Fund	0.25%	1.00%	0.50%
Global Small Cap Fund	0.25%	1.00%	0.50%
International Equity Fund	0.25%	1.00%	0.50%
Small Cap Fund	0.25%	1.00%	0.50%
U.S. Equity Fund	0.25%	1.00%	0.50%
U.S. Equity II Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

2012 Annual Report

Notes to Financial Statements (continued)

October 31, 2012

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust, which have a maximum front-end sales charge of 5.75% and 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the year ended October 31, 2012, AFD retained commissions of $154,087 from front-end sales charges of Class A shares and from CDSC fees from Class C (and certain Class A) shares of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2012 were as follows:

Fund	Amount
Asia-Pacific (ex-Japan) Equity Fund	$454
Asia-Pacific Smaller Companies Fund	25
China Opportunities Fund	8,214
Emerging Markets Fund	766,710
Equity Long-Short Fund	87,846
Global Equity Fund	19,748
Global Natural Resources Fund	22,459
Global Small Cap Fund	20,963
International Equity Fund	394,792
Small Cap Fund	57,690
U.S. Equity Fund	198,703
U.S. Equity II Fund	10,882

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the U.S. Equity Fund and U.S. Equity II Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2012, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific (ex-Japan) Equity Fund	$–	$–	$–	$20	$3,798
Asia-Pacific Smaller Companies Fund	3	–	–	–	451
China Opportunities Fund	8,834	3,092	335	1,178	404
Emerging Markets Fund	6,166	334	141	21,835	459,626
Equity Long-Short Fund	11,513	2,192	297	930	60,293
Global Equity Fund	962	96	56	–	307
Global Natural Resources Fund	3,018	676	526	130	590
Global Small Cap Fund	481	4	4	–	151
International Equity Fund	12,801	2,106	669	14,528	19,989
Small Cap Fund	11,081	4,328	332	1,929	3,491
U.S. Equity Fund	643	30	3	402	11
U.S. Equity II Fund	2,454	63	–	–	–

Amounts listed as “–” are $0 or round to $0.

Annual Report 2012

Notes to Financial Statements (continued)

October 31, 2012

For the year ended October 31, 2011, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares*	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific (ex-Japan) Equity Fund	$–	$–	$–	$–	$177	$24,708
Asia-Pacific Smaller Companies Fund	–	–	–	–	–	–
China Opportunities Fund	11,316	553	5,366	329	1,710	609
Emerging Markets Fund	–	–	–	–	15,555	273,641
Equity Long-Short Fund	33,146	51	6,480	639	1,535	121,890
Global Equity Fund	18	–	2	–	–	7
Global Natural Resources Fund	6,684	54	1,851	1,279	317	1,803
Global Small Cap Fund	2,495	–	11	8	–	145
International Equity Fund	6,043	61	1,291	402	8,665	530
Small Cap Fund	8,391	125	3,049	323	1,103	3,496
U.S. Equity Fund	2,454	14	322	31	1,103	121
U.S. Equity II Fund	882	–	–	156	–	–

*	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2012, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$216,353,930	$100,865,485
Asia-Pacific Smaller Companies Fund	26,555,301	1,600,789
China Opportunities Fund	8,469,670	12,881,403
Emerging Markets Fund	2,403,799,954	71,106,159
Equity Long-Short Fund	237,279,603	196,053,036
Global Equity Fund	71,085,181	15,437,915
Global Natural Resources Fund	4,025,948	17,845,259
Global Small Cap Fund	29,057,855	12,847,975
International Equity Fund	260,025,973	105,305,343
Small Cap Fund	36,518,879	98,082,462
U.S. Equity Fund	89,268,417	141,281,589
U.S. Equity II Fund	19,096,326	29,016,109

2012 Annual Report

Notes to Financial Statements (continued)

October 31, 2012

6. Financial Highlights

The Global Equity Fund Institutional Service Class Financial Highlights prior to the fiscal year ended October 31, 2008 were as follows:

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginn ing of Period	Net Invest ment Income (Loss)	Net Realized and Unreali zed Gain (Loss) on Invest ments	Total from Invest ment Activities	Net Invest ment Income	Tax Return of Capital	Total Distri butions	Redem ption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimb urseme nts) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2007	$11.74	0.03	3.81	3.84	(0.04)	–	(0.04)	0.01	$15.55	32.84%	$39	1.42%	0.17%	1.42%	257.25%
Year Ended October 31, 2006(f)	$9.35	0.02	2.42	2.44	(0.05)	–	(0.05)	–	$11.74	26.17%	$20	1.65%	0.15%	1.70%	298.51%
Year Ended October 31, 2005	$7.60	(0.01)	1.79	1.78	(0.03)	–	(0.03)	–	$9.35	23.48%	$3,883	1.64%	(0.15%)	1.89%	352.57%
Year Ended October 31, 2004	$7.08	0.05	0.47	0.52	–	–	–	–	$7.60	7.34%	$1,373	1.65%	0.61%	1.80%	495.62%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

7. Portfolio Investment Risks

(a)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b)	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c)	Risks Associated with European Markets

A number of countries in Europe have experienced and continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2012

Notes to Financial Statements (continued)

October 31, 2012

8. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

As of October 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$565,733,081	$59,789,165	$(16,500,715)	$43,288,450
Asia-Pacific Smaller Companies Fund	27,685,222	3,028,094	(873,720)	2,154,374
China Opportunities Fund	34,213,697	6,508,694	(2,388,498)	4,120,196
Emerging Markets Fund	7,121,189,978	1,376,200,572	(220,294,979)	1,155,905,593
Equity Long-Short Fund	526,198,988	56,283,716	(11,963,252)	44,320,464
Global Equity Fund	104,551,158	10,735,895	(1,479,386)	9,256,509
Global Natural Resources Fund	44,335,300	4,679,675	(2,134,607)	2,545,068
Global Small Cap Fund	65,114,430	21,132,416	(114,704)	21,017,712
International Equity Fund	825,392,381	108,483,901	(21,669,963)	86,813,938
Small Cap Fund	124,038,287	21,551,563	(3,080,519)	18,471,044
U.S. Equity Fund	270,019,097	45,392,800	(1,725,532)	43,667,268
U.S. Equity II Fund	56,238,762	9,741,918	(363,262)	9,378,656

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$21,963,360	$5,050,546	$27,013,906	$–	$–	$27,013,906
Asia-Pacific Smaller Companies Fund	5,149	–	5,149	–	–	5,149
China Opportunities Fund	829,749	–	829,749	–	–	829,749
Emerging Markets Fund	65,964,893	46,006,519	111,971,412	–	–	111,971,412
Equity Long-Short Fund	–	5,133,097	5,133,097	–	–	5,133,097
Global Equity Fund	947,224	–	947,224	–	–	947,224
Global Natural Resources Fund	525,707	–	525,707	–	–	525,707
Global Small Cap Fund	872,153	–	872,153	–	–	872,153
International Equity Fund	18,162,092	–	18,162,092	–	–	18,162,092
Small Cap Fund	–	–	–	–	–	–
U.S. Equity Fund	2,340,635	–	2,340,635	–	–	2,340,635
U.S. Equity II Fund	429,890	–	429,890	–	–	429,890

Amounts listed as “–” are $0 or round to $0.

2012 Annual Report

Notes to Financial Statements (continued)

October 31, 2012

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$3,235,386	$–	$3,235,386	$–	$–	$3,235,386
Asia-Pacific Smaller Companies Fund	–	–	–	–	–	–
China Opportunities Fund	306,720	–	306,720	–	–	306,720
Emerging Markets Fund	28,465,819	–	28,465,819	–	–	28,465,819
Equity Long-Short Fund	–	–	–	–	–	–
Global Equity Fund	733,030	–	733,030	–	–	733,030
Global Natural Resources Fund	499,080	–	499,080	–	–	499,080
Global Small Cap Fund	433,806	–	433,806	–	–	433,806
International Equity Fund	9,261,829	–	9,261,829	–	–	9,261,829
Small Cap Fund	1,575,788	–	1,575,788	–	–	1,575,788
U.S. Equity Fund	2,337,320	4,183,440	6,520,760	–	–	6,520,760
U.S. Equity II Fund	562,523	–	562,523	–	–	562,523

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$–	$8,768,886	$8,336,550	$–	$–	$–	$–	$42,201,549	$59,306,985
Asia-Pacific Smaller Companies Fund	–	758,986	32,113	–	–	–	–	1,985,157	2,776,256
China Opportunities Fund	–	–	–	–	–	–	(15,870,659)	4,122,629	(11,748,030)
Emerging Markets Fund	–	99,552,992	–	–	–	–	(930,484)	1,138,055,062	1,236,677,570
Equity Long-Short Fund	–	–	6,229,330	–	–	(6,351,163)	–	19,840,051	19,718,218
Global Equity Fund	–	148,126	–	–	–	–	(20,156,628)	9,266,070	(10,742,432)

Annual Report 2012

Notes to Financial Statements (continued)

October 31, 2012

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Global Natural Resources Fund	$–	$123,726	$–	$–	$–	$–	$(31,347,672)	$2,544,474	$(28,679,472)
Global Small Cap Fund	–	254,749	–	–	–	–	(16,897,773)	20,705,544	4,062,520
International Equity Fund	–	1,639,518	–	–	–	–	(164,927,141)	86,869,613	(76,418,010)
Small Cap Fund	–	–	–	–	–	(964,396)	(459,861,003)	18,471,043	(442,354,356)
U.S. Equity Fund	–	259,878	–	–	–	–	(49,659,718)	43,666,994	(5,732,846)
U.S. Equity II Fund	–	43,992	–	–	–	–	(22,169,878)	9,378,599	(12,747,287)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.
**	As of October 31, 2012, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
China Opportunities Fund	$15,870,659	2017
Emerging Markets Fund	930,484	Unlimited	(Short-Term)
Global Equity Fund	79,709	2015
Global Equity Fund	8,606,529	2016
Global Equity Fund	10,277,121	2017
Global Equity Fund	1,193,269	Unlimited	(Short-Term)
Global Natural Resources Fund	31,347,670	2017
Global Small Cap Fund	16,897,773	2017
International Equity Fund	3,801,252	2014
International Equity Fund	14,752,000	2015
International Equity Fund	41,161,658	2016
International Equity Fund	105,212,231	2017
Small Cap Fund	15,682,683	2015
Small Cap Fund	138,576,210	2016
Small Cap Fund	305,602,110	2017
U.S. Equity Fund	49,659,718	2016
U.S. Equity Fund II	22,169,878	2017

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

2012 Annual Report

Notes to Financial Statements (continued)

October 31, 2012

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency transactions foreign capital gains taxes, passive foreign investment companies, capital loss acquired through reorganizations and net operating losses. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Asia-Pacific (ex-Japan) Equity Fund	$–	$(599,222)	$599,222
Asia-Pacific Smaller Companies Fund	(27)	(61,054)	61,081
China Opportunities Fund	(6,473)	10,616	(4,143)
Emerging Markets Fund	1,517,802	(1,818,971)	301,169
Equity Long-Short Fund	(1,314,899)	1,301,442	13,457
Global Equity Fund	714,537	(106,440)	(608,097)
Global Natural Resources Fund	–	(7,267)	7,267
Global Small Cap Fund	–	(79,818)	79,818
International Equity Fund	11,588,660	177,686	(11,766,346)
Small Cap Fund	(58,602)	(153,240)	211,842
U.S. Equity Fund	(13,450)	(397,808)	411,258
U.S. Equity II Fund	(6,275)	(3,653)	9,928

Amounts listed as “–” are $0 or round to $0.

10. Significant Shareholders

As of October 31, 2012, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	24.4%	3
Asia-Pacific Smaller Companies Fund	12.0	2
China Opportunities Fund	29.8	3
Emerging Markets Fund	47.3	4
Equity Long-Short Fund	51.6	2
Global Equity Fund	74.2	6
Global Natural Resources Fund	54.0	5
Global Small Cap Fund	37.6	4
International Equity Fund	39.1	3
Small Cap Fund	27.4	4
U.S. Equity Fund	18.3	3
U.S. Equity II Fund	–	–

Amounts listed as “–” are $0 or round to $0.

11. Fund Reorganizations

Effective December 16, 2011, the Global Equity Fund acquired all of the assets and assumed all of the liabilities of the Global Financial Services Fund. The acquisition was accomplished by a tax-free exchange as follows:

1,535,335 shares of the Global Financial Services Fund, fair valued at $11,942,121 for 1,126,035 shares of the Global Equity Fund.

The investment portfolio and cash of the Global Financial Services Fund with a fair value of $11,942,121 were the principal assets acquired by the Global Equity Fund. For financial reporting purposes, assets received and shares issued by the Global Equity Fund were recorded at value; however, the cost basis of the investments received from the Global Financial Services Fund was carried forward to align ongoing reporting of the Global Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Global Equity Fund

Annual Report 2012

Notes to Financial Statements (continued)

October 31, 2012

acquired capital loss carryovers of $29,786,034 (subject to future annual limitations). Immediately prior to the merger, the net assets of the Global Financial Services Fund were $11,942,121.

Assuming that the Global Equity merger had been completed on November 1, 2011, the pro forma results of operations for the year ended October 31, 2012 are as follows:

Net investment gain	$1,153,150
Net realized and unrealized loss from investments	4,321,032
Net decrease in net assets resulting from operations	5,474,182

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the Global Financial Services Fund that have been reflected in the statements of operations since December 16, 2011 for the Global Equity Fund.

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Aberdeen Global Financial Services Fund	Aberdeen Global Equity Fund	Aberdeen Global Equity Fund
Net Assets:
Class A/Class A	$9,987,808	$24,263,552	$34,251,361
Class C/Class C	1,499,261	2,341,418	3,840,679
Class R/Class R	392,197	580,007	972,204
Institutional Service Class/Institutional Service Class	871	–	871
Institutional Class/Institutional Class	61,984	10,095,848	10,157,837
Shares Outstanding:
Class A/Class A	1,279,012	2,272,060	3,207,327
Class C/Class C	197,178	229,481	376,423
Class R/Class R	51,204	56,113	94,056
Institutional Service Class/Institutional Service Class	111	–	82
Institutional Class/Institutional Class	7,831	944,977	950,779
Net Asset Value per Share:
Class A/Class A	7.81	10.68	10.68
Class C/Class C	7.60	10.20	10.20
Class R/Class R	7.66	10.34	10.34
Institutional Service Class/Institutional Service Class	7.88	–	10.68
Institutional Class/Institutional Class	7.92	10.68	10.68
Net unrealized appreciation/(depreciation)	(1,614,693)	3,834,973	2,220,280
Accumulated net realized loss	(29,871,168)	(20,120,413)	(20,120,413)

Effective February 27, 2012, the International Equity Fund acquired all of the assets and assumed all of the liabilities of the International Equity Institutional Fund. The acquisition was accomplished by a tax-free exchange as follows:

21,826,920 shares of the International Equity Institutional Fund, fair valued at $284,355,994 for 20,434,894 shares of the International Equity Fund.

The investment portfolio and cash of the International Equity Institutional Fund, with a fair value of $284,355,994 were the principal assets acquired by the International Equity Fund. For financial reporting purposes, assets received and shares issued by the International Equity Fund were recorded at value; however, the cost basis of the investments received from the International Equity Institutional Fund was carried forward to align ongoing reporting of the International Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The International Equity Fund acquired capital loss carryovers of $9,341,612 (subject to future annual limitations). Immediately prior to the merger, the net assets of the International Equity Institutional Fund were $284,355,994.

2012 Annual Report

Notes to Financial Statements (continued)

October 31, 2012

Assuming that the International Equity merger had been completed on November 1, 2011, the pro forma results of operations for the year ended October 31, 2012 are as follows:

Net investment gain	$20,115,728
Net realized and unrealized loss from investments	(33,100,783)
Net increase in net assets resulting from operations	53,216,511

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the International Equity Institutional Fund that have been reflected in the statements of operations since February 27, 2012 for the International Equity Fund.

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Aberdeen International Equity Institutional Fund	Aberdeen International Equity Fund	Aberdeen International Equity Fund
Net Assets:
Class A/Class A	$–	$176,319,213	$176,319,213
Class C/Class C	–	29,299,839	29,299,839
Class R/Class R	–	9,755,734	9,755,734
Institutional Service Class/Institutional Service Class	3,627,994	239,215,124	242,843,118
Institutional Class/Institutional Class	280,728,000	59,072,147	339,800,147
Shares Outstanding:
Class A/Class A	–	12,955,122	12,955,122
Class C/Class C	–	2,266,035	2,266,035
Class R/Class R	–	745,851	745,851
Institutional Service Class/Institutional Service Class	278,208	17,246,572	17,508,137
Institutional Class/Institutional Class	21,548,712	4,244,970	24,418,298
Net Asset Value per Share:
Class A/Class A	–	13.61	13.61
Class C/Class C	–	12.93	12.93
Class R/Class R	–	13.08	13.08
Institutional Service Class/Institutional Service Class	13.04	13.87	13.87
Institutional Class/Institutional Class	13.03	13.92	13.92
Net unrealized appreciation	21,939,099	87,254,451	109,193,550
Accumulated net realized loss	(12,992,576)	(172,282,954)	(172,282,954)

Effective May 18, 2012, the Emerging Markets Institutional Fund acquired all of the assets and assumed all of the liabilities of the Emerging Markets Predecessor Fund. Immediately following the acquisition and reorganization, the Aberdeen Emerging Markets Institutional Fund changed its name to “Aberdeen Emerging Markets Fund”. The acquisition was accomplished by a tax-free exchange as follows:

16,475,013 shares of the Emerging Markets Predecessor Fund, fair valued at $293,769,410 for 22,468,711 shares of the Emerging Markets Institutional Fund.

The investment portfolio and cash of the Emerging Markets Predecessor Fund, with a fair value of $293,769,410 were the principal assets acquired by the Emerging Markets Institutional Fund. For financial reporting purposes, assets received and shares issued by the Emerging Markets Institutional Fund were recorded at value; however, the cost basis of the investments received from the Emerging Markets Predecessor Fund was carried forward to align ongoing reporting of the Emerging Markets Institutional Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Emerging Markets Predecessor Fund were $293,769,410.

Annual Report 2012

Notes to Financial Statements (concluded)

October 31, 2012

Assuming that the Emerging Markets merger had been completed on November 1, 2011, the pro forma results of operations for the year ended October 31, 2012 are as follows:

Net investment gain	$102,434,208
Net realized and unrealized loss from investments	711,449,011
Net increase in net assets resulting from operations	813,883,219

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the Emerging Markets Predecessor Fund that have been reflected in the statements of operations since May 21, 2012 for the Emerging Markets Institutional Fund.

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Aberdeen Emerging Markets Predecessor Fund	Aberdeen Emerging Markets Institutional Fund	Aberdeen Emerging Markets Institutional Fund (renamed Aberdeen Emerging Markets Fund)
Net Assets:
Class A/Class A	$273,265,782	$–	$273,265,781
Class C/Class C	14,689,944	–	14,689,944
Class R/Class R	5,813,685	–	5,813,685
Institutional Service Class/Institutional Service Class	–	248,192,449	248,192,449
Institutional Class/Institutional Class	–	5,716,944,404	5,716,944,404
Shares Outstanding:
Class A/Class A	15,281,772	–	20,900,508
Class C/Class C	853,000	–	1,123,548
Class R/Class R	340,240	–	444,655
Institutional Service Class/Institutional Service Class	–	19,004,016	19,004,016
Institutional Class/Institutional Class	–	437,409,671	437,409,671
Net Asset Value per Share:
Class A/Class A	17.88	–	13.07
Class C/Class C	17.22	–	13.07
Class R/Class R	17.09	–	13.07
Institutional Service Class/Institutional Service Class	–	13.06	13.06
Institutional Class/Institutional Class	–	13.07	13.07
Net unrealized appreciation/(depreciation)	9,204,190	222,537,025	231,741,215
Accumulated net realized gain/(loss)	7,478,373	38,810,242	38,810,242

12. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

13. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of October 31, 2012 other then below.

On December 5, 2012, the Board of Trustees of Aberdeen Funds, on behalf of the U.S. Equity II Fund (the “Fund”), approved the reorganization of the Fund into the U.S. Equity Fund (the “Acquiring Fund”). Shareholders of the U.S. Equity II Fund will receive additional information about the reorganization.

2012 Annual Report

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund (formerly Aberdeen Emerging Markets Institutional Fund), Aberdeen Equity Long-Short Fund, Aberdeen Global Equity Fund, Aberdeen Global Natural Resources Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen Small Cap Fund, and Aberdeen U.S. Equity Fund, nine of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. We have also audited the statement of assets and liabilities, including the statements of investments, of Aberdeen Asia-Pacific (ex-Japan) Equity Fund (formerly Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund), as of October 31, 2012 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period ended. We have also audited the statement of assets and liabilities, including the statements of investments, of the Aberdeen Asia-Pacific Smaller Companies Fund and Aberdeen U.S. Equity II Fund, as of October 31, 2012 and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the Funds referred to above, except Aberdeen US Equity II Fund for the year ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 29, 2008 and December 30, 2008, as applicable. The financial highlights of the Aberdeen US Equity II Fund for each of the years in the three year period ended October 31, 2010 were audited by other auditors. Those auditors expressed and unqualified opinion on the statement of changes in net assets and those financial highlights in their report dated December 22, 2010.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods or years referred to in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

Annual Report 2012

Other Tax Information (Unaudited)

For the period ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

For the year ended October 31, 2012, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Asia-Pacific (ex-Japan) Equity Fund	67.69%
Asia-Pacific Smaller Companies Fund	25.22%
China Opportunities Fund	63.94%
Emerging Markets Fund	100.00%
Global Equity Fund	99.97%
Global Natural Resources Fund	100.00%
Global Small Cap Fund	100.00%
International Equity Fund	100.00%
U.S. Equity Fund	100.00%
U.S. Equity II Fund	100.00%

For the taxable year ended October 31, 2012, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction
Global Equity Fund	31.42%
Global Natural Resources Fund	31.00%
Global Small Cap Fund	2.31%
U.S. Equity Fund	100.00%
U.S. Equity II Fund	100.00%

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2012. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2012) was as follows:

Fund	Foreign Tax
Asia-Pacific (ex-Japan) Equity Fund	$0.0111
Asia-Pacific Smaller Companies Fund	0.0140
China Opportunities Fund	0.0131
Emerging Markets Fund	0.0252
Global Equity Fund	0.0112
Global Natural Resources Fund	0.0350
Global Small Cap Fund	0.0217
International Equity Fund	0.0303

2012 Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2012 and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2012	Actual Ending Account Value, October 31, 2012	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia-Pacific (ex-Japan) Equity Fund
	Class A	$1,000.00	$1,038.10	$1,017.85	$7.43	$7.35	1.45%
	Class C	1,000.00	1,032.80	1,014.13	11.19	11.09	2.19%
	Class R	1,000.00	1,035.40	1,016.64	8.65	8.57	1.69%
	Institutional Service Class	1,000.00	1,038.10	1,018.85	6.40	6.34	1.25%
	Institutional Class	1,000.00	1,038.00	1,019.00	6.25	6.19	1.22%
Aberdeen Asia-Pacific Smaller Companies Fund
	Class A	1,000.00	1,076.20	1,015.33	10.18	9.88	1.95%
	Class C	1,000.00	1,072.80	1,011.56	14.07	13.65	2.70%
	Class R	1,000.00	1,075.40	1,012.52	13.09	12.70	2.51%
	Institutional Service Class	1,000.00	1,077.10	1,016.59	8.88	8.62	1.70%
	Institutional Class	1,000.00	1,078.00	1,016.59	8.88	8.62	1.70%
Aberdeen China Opportunities Fund
	Class A	1,000.00	977.00	1,015.59	9.44	9.63	1.90%
	Class C	1,000.00	973.40	1,011.97	13.00	13.25	2.62%
	Class R	1,000.00	975.30	1,013.67	11.32	11.54	2.28%
	Institutional Service Class	1,000.00	978.60	1,016.99	8.06	8.21	1.62%
	Institutional Class	1,000.00	979.10	1,016.99	8.06	8.21	1.62%
Aberdeen Emerging Markets Fund
	Class A	1,000.00	1,129.50	1,018.10	6.76	7.10	1.40%
	Class C	1,000.00	1,125.80	1,014.63	10.08	10.58	2.09%
	Class R	1,000.00	1,128.00	1,016.89	7.91	8.31	1.64%
	Institutional Service Class	1,000.00	1,031.70	1,018.40	6.84	6.80	1.34%
	Institutional Class	1,000.00	1,033.00	1,019.71	5.52	5.48	1.08%

Annual Report 2012

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, May 1, 2012	Actual Ending Account Value, October 31, 2012	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Equity Long-Short Fund
	Class A	$1,000.00	$987.80	$1,012.72	$12.34	$12.50	2.47%
	Class C	1,000.00	985.10	1,009.55	15.47	15.66	3.10%
	Class R	1,000.00	984.70	1,009.55	15.47	15.66	3.10%
	Institutional Service Class	1,000.00	988.80	1,013.07	12.00	12.14	2.40%
	Institutional Class	1,000.00	989.70	1,014.53	10.55	10.68	2.11%
Aberdeen Global Equity Fund
	Class A	1,000.00	1,017.60	1,017.65	7.56	7.56	1.49%
	Class C	1,000.00	1,013.40	1,014.18	11.03	11.04	2.18%
	Class R	1,000.00	1,015.50	1,016.54	8.66	8.67	1.71%
	Institutional Service Class	1,000.00	1,018.90	1,019.15	6.04	6.04	1.19%
	Institutional Class	1,000.00	1,018.00	1,019.15	6.04	6.04	1.19%
Aberdeen Global Natural Resources Fund
	Class A	1,000.00	979.00	1,017.80	7.26	7.41	1.46%
	Class C	1,000.00	976.20	1,014.28	10.73	10.94	2.16%
	Class R	1,000.00	978.20	1,016.69	8.35	8.52	1.68%
	Institutional Service Class	1,000.00	980.70	1,019.36	5.73	5.84	1.15%
	Institutional Class	1,000.00	980.80	1,019.31	5.78	5.89	1.16%
Aberdeen Global Small Cap Fund
	Class A	1,000.00	1,088.10	1,017.14	8.35	8.06	1.59%
	Class C	1,000.00	1,084.10	1,013.52	12.10	11.69	2.31%
	Class R	1,000.00	1,086.70	1,015.89	9.65	9.32	1.84%
	Institutional Service Class	1,000.00	1,087.10	1,016.34	9.18	8.87	1.75%
	Institutional Class	1,000.00	1,089.30	1,018.55	6.88	6.65	1.31%
Aberdeen International Equity Fund
	Class A	1,000.00	1,007.70	1,018.60	6.56	6.60	1.30%
	Class C	1,000.00	1,004.20	1,015.13	10.03	10.08	1.99%
	Class R	1,000.00	1,007.70	1,017.60	7.57	7.61	1.50%
	Institutional Service Class	1,000.00	1,009.20	1,019.66	5.51	5.53	1.09%
	Institutional Class	1,000.00	1,009.80	1,020.16	5.00	5.03	0.99%
Aberdeen Small Cap Fund
	Class A	1,000.00	996.20	1,017.85	7.28	7.35	1.45%
	Class C	1,000.00	993.00	1,014.33	10.77	10.89	2.15%
	Class R	1,000.00	994.60	1,016.19	8.92	9.02	1.78%
	Institutional Service Class	1,000.00	998.20	1,019.36	5.78	5.84	1.15%
	Institutional Class	1,000.00	998.20	1,019.36	5.78	5.84	1.15%
Aberdeen U.S. Equity Fund
	Class A	1,000.00	1,010.00	1,019.36	5.81	5.84	1.15%
	Class C	1,000.00	1,006.00	1,015.59	9.58	9.63	1.90%
	Class R	1,000.00	1,009.10	1,018.10	7.07	7.10	1.40%
	Institutional Service Class	1,000.00	1,010.90	1,020.61	4.55	4.57	0.90%
	Institutional Class	1,000.00	1,010.90	1,020.61	4.55	4.57	0.90%
Aberdeen U.S. Equity II Fund
	Class A	1,000.00	1,008.90	1,019.36	5.81	5.84	1.15%
	Class C	1,000.00	1,005.10	1,015.59	9.58	9.63	1.90%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2012 Annual Report

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 5, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Managers Limited (“AAML”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”). AAMAL and AAML are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board reviews a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as: (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience, including with respect to the international Funds, the growth and development of the Advisers’ Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the

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Supplemental Information (Unaudited) (continued)

benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates had commenced management of the each of the Funds only upon their reorganizations into the Trust (except for the Aberdeen Asia-Pacific (ex-Japan) Equity Fund and Aberdeen Asia-Pacific Smaller Companies Fund, each of which AAMI has managed since their respective inceptions having commenced operations subsequent to the reorganization of the Trust in 2008), and noted that performance comparisons over a shorter period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2012:

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (formerly, Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund). The Board noted that the Fund outperformed its peer group average and benchmark for the 1- year period.

Aberdeen Asia-Pacific Smaller Companies Fund. The Board noted that although the Fund recently commenced operations on June 28, 2011, and therefore has a limited performance history, the Fund outperformed its peer group average and benchmark for the year-to-date period ended March 31, 2012.

Aberdeen China Opportunities Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1-, 3- and 5- year periods.

Aberdeen Emerging Markets Fund (formerly, Aberdeen Emerging Markets Institutional Fund). The Board noted that the Fund outperformed its peer group average and benchmark for the 1- and 3- year periods. The Board also noted that the Aberdeen Emerging Markets Fund, another series of the Trust, was reorganized into the Fund effective May 18, 2012.

Aberdeen Equity Long-Short Fund. The Board noted that the Fund outperformed its peer group average for the 1- and 5- year periods, and underperformed its peer group average for the 3- and 10- year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods. The Board took into account management’s discussion of factors that contributed to the Fund’s underperformance relative to its benchmark and its underperformance relative to its peer group for the 3- and 10- year periods, including the impact of current market conditions.

Aberdeen Global Equity Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1-, 3- and 10- year periods, and underperformed its peer group average and benchmark for the 5- year period. The Board also noted that the Aberdeen Global Financial Services Fund, another series of the Trust, was reorganized into the Fund effective December 16, 2011.

Aberdeen Global Natural Resources Fund. The Board noted that the Fund outperformed its peer group average for the 1- year period and underperformed its peer group average for the 3- and 5- year periods. The Board also noted that the Fund outperformed its benchmark for the 1- and 3- year periods and underperformed its benchmark for the 5- year period. The Board took into account management’s discussion of the Fund’s performance and the factors that contributed to the Fund’s underperformance over the longer-term. The Board also noted the Fund’s more recent improved performance since changes were implemented to the Fund’s investment strategy, as well as the peer group in which the Fund is placed. The Board concluded that it will continue to monitor the Fund’s performance and any actions taken by AAMI and its affiliates to continue to improve performance.

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Supplemental Information (Unaudited) (continued)

Aberdeen Global Small Cap Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1- and 3- year periods, and underperformed its peer group average and benchmark for the 5- and 10- year periods. The Board noted management’s discussion of the Fund’s underperformance versus its peer group and benchmark over the longer-term, including the fact that the Advisers commenced managing the Fund on July 20, 2009, and that performance prior to that date represents the performance of the Fund’s previous adviser. The Board noted the Fund’s strong relative performance for the more recent periods since the Advisers began managing the Fund.

Aberdeen International Equity Fund. The Board noted that the Fund outperformed its peer group average and its benchmark for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Aberdeen International Equity Institutional Fund, another series of the Trust, was reorganized into the Fund effective February 27, 2012.

Aberdeen Small Cap Fund. The Board noted that the Fund underperformed its peer group average and benchmark for the 1- and 5- year periods, and outperformed its peer group average and benchmark for the 3- and 10- year periods. The Board took into account management’s discussion of the Fund’s performance and noted that the Adviser began advising the Fund on June 23, 2008, and that performance prior to that date represents the performance of the Fund’s previous adviser. The Board also took into account actions taken by management with respect to the Fund, including the reorganization of the Small Cap Fund, a series of Pacific Capital Funds, into the Fund effective July 9, 2010. The Board concluded that it will continue to monitor the Fund’s performance and any actions taken by AAMI and its affiliates to continue to improve performance.

Aberdeen U.S. Equity Fund (formerly, Aberdeen U.S. Equity I Fund). The Board noted that the Fund underperformed its peer group average for the 1-, 3- and 5- year periods, and outperformed its peer group average for the 10- year period. The Board also noted that the Fund underperformed its benchmark for the 1- and 3- year periods, and outperformed its benchmark for the 5- and 10- year periods. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s underperformance relative to its peers, and the Fund’s strong performance over the longer-term. The Board also took into account that the Credit Suisse Large Cap Blend Fund, Inc. and Aberdeen U.S. Equity Fund were reorganized into the Fund effective October 7, 2011. The Board concluded that it will continue to monitor the Fund’s performance and any actions taken by AAMI and its affiliates to continue to improve performance.

Aberdeen U.S. Equity II Fund. The Board noted that the Fund outperformed its peer group average for the 1-, 3- and 10- year periods, and underperformed its peer group average for the 5- year period. The Board also noted that the Fund underperformed its benchmark for the 1- and 5- year periods and outperformed its benchmark for the 3- and 10- year periods. The Board noted that the Fund is a newly created Fund that was designed to facilitate the reorganization of the Credit Suisse Large Cap Blend II Fund into the Fund effective October 7, 2011. The Board took into account that performance prior to such date represents the performance of the predecessor fund, which was managed using a different investment style than that of the Fund.

After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory, or where noted above, appropriate action was being taken to address performance, and supported the renewal of the Agreements.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI, not the Funds, out of its advisory fee. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

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Supplemental Information (Unaudited) (continued)

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (formerly, Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund). The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses were below the median of the Expense Group.

Aberdeen Asia-Pacific Smaller Companies Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Trustees took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses and the relatively small size of the Expense Group.

Aberdeen China Opportunities Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses after waivers were below the median of the Expense Group.

Aberdeen Emerging Markets Fund (formerly, Aberdeen Emerging Markets Institutional Fund). The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group. The Board noted that the Fund’s expense cap was increased in October 2011 in connection with a reorganization and that the Fund’s expenses as reported in the independent third party’s report do not reflect this lower limit.

Aberdeen Equity Long-Short Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses were below the median of the Expense Group.

Aberdeen Global Equity Fund. The Board considered that the Fund’s net management fee was at the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses. The Board also took into account that the Fund’s expense cap was reduced in December 2011 and that the Fund’s expenses as reported in the independent third party’s report do not reflect this lower limit.

Aberdeen Global Natural Resources Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Global Small Cap Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each above the median of the Expense Group. The Trustees noted that management had implemented breakpoints in the Fund’s advisory fee schedule in 2010. The Board also took into account management’s discussion of the Fund’s expenses, including the current size of the Fund on expenses.

Aberdeen International Equity Fund. The Board considered that the Fund’s net management fee and net total expenses were each above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses. The Board also took into account that the Fund’s expense cap was reduced in February 2012 and that the Fund’s expenses as reported in the independent third party’s report do not reflect this lower limit.

Aberdeen Small Cap Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses.

Aberdeen U.S. Equity Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses, including that the Fund’s expense cap was reduced in October 2011 and that the Fund’s expenses as reported in the independent third party’s report do not reflect this lower limit.

Aberdeen U.S. Equity II Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were at the median of the Expense Group.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation, that most of the Funds were

2012 Annual Report

Supplemental Information (Unaudited) (concluded)

subject to breakpoints and that all such Funds subject to breakpoints other than the Aberdeen Small Cap Fund had not reached the specified asset level at which a breakpoint to their investment advisory fee would be triggered. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*        *        *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

Annual Report 2012

Management of the Funds (Unaudited)

As of October 31, 2012

The names of the Trustees and officers of the Funds, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interest persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, on the Funds’ website at www.aberdeen-asset.com/us, or upon request at 1-866-667-9231.

Trustees and Officers of the Trust

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of a London AIM-listed company (healthcare software) and a UK based privately owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	28	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Current Director of Uranium Participation Corp. and Pizza Pizza Royalty Income Fund. Chair of Chorus Aviation Inc. and an Independent Review Committee member of Uranium Participation Corp. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	25	None.
Neville J. Miles Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	28	None.

2012 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2012

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been a Director and Founding Partner of Toron Investment Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	28	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) since 2006. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	28	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	25	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Prior to retiring, Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004. Mr. Solan served in several different positions with Ernst & Young from 1964 to 1998.	25	None.

Annual Report 2012

Management of the Funds (Unaudited) (continued)

As of October 31, 2012

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. Director (1991–present), Aberdeen Asset Management Asia Limited; and Director (2000–present), Aberdeen Asset Management Limited. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	29	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 25 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The Asia-Tigers Fund, Inc. and The India Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2012 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2012

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Gary Marshall Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Vice President and Head of Compliance–US for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009–2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006–2009).
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Accounting for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since March 2007. Prior to that, Mr. Griffiths was Chief Executive Officer, Chief Investment Officer (UK) and Global Head of Fixed Income at AXA Investment Managers from January 2003 to March 2007.

Annual Report 2012

Management of the Funds (Unaudited) (concluded)

As of October 31, 2012

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, senior portfolio manager on the fixed income–Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen. Director, Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Mr. Young has been a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.
Megan Mooney Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Treasurer (Since June 2011)

Currently, Fund Accounting Manager for Aberdeen Asset

Management Inc. Ms. Mooney joined Aberdeen Asset Management Inc. in 2009. Prior to joining Aberdeen Asset Management Inc., Ms. Mooney was an Investment Accountant Specialist at Nationwide Funds Group.

Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. Griffiths, Mr. Young and Ms. Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc. and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex” as the Fund.

2012 Annual Report

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Adviser

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

AOE-0140-1212

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

Aberdeen Funds

Fixed Income Series

Annual Report

October 31, 2012

Aberdeen Asia Bond Fund

Aberdeen Core Fixed Income Fund

Aberdeen Emerging Markets Debt Local Currency Fund

Aberdeen Global Fixed Income Fund

Aberdeen Tax-Free Income Fund

Aberdeen Ultra-Short Duration Bond Fund

Aberdeen U.S. High Yield Bond Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia Bond Fund	Page 3
Aberdeen Core Fixed Income Fund	Page 13
Aberdeen Emerging Markets Debt Local Currency Fund	Page 23
Aberdeen Global Fixed Income Fund	Page 29
Aberdeen Tax-Free Income Fund	Page 40
Aberdeen Ultra-Short Duration Bond Fund	Page 46
Aberdeen U.S. High Yield Bond Fund	Page 52

Financial Statements	Page 59

Notes to Financial Statements	Page 88

Shareholder Expense Examples	Page 109

Report of Independent Registered Public Accounting Firm	Page 111

Other Tax Information	Page 112

Supplemental Information	Page 113

Management of the Funds	Page 117

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is on the Commission’s website at www.sec.gov.

Letter to Shareholders

October 31, 2012

Dear Valued Shareholder:

Welcome to the Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2012.

Market overview

During the reporting period, global securities markets generally recorded positive returns amid rising optimism spurred mainly by the easing of monetary policy by central banks. This offset concerns over the relatively slower pace of global economic growth and the ongoing sovereign debt crisis in the Eurozone. The aggressive efforts by the European Central Bank and the U.S. Federal Reserve to increase liquidity in the global financial markets boosted investor confidence for much of the period. Towards the end of the period, however, there was a new round of volatility resulting from worries surrounding the November 2012 U.S. presidential and Congressional elections, as well as the looming “fiscal cliff” of government spending cuts and tax hikes set to take effect on January 1, 2013. The U.S. broader-market S&P 500 Index posted a sizeable gain for the annual period, outperforming both the developed-market MSCI All Country World ex US Index and the MSCI Emerging Markets Index, which were affected disproportionately by the Eurozone fiscal crisis and a slowdown in economic growth in China.

Aberdeen product developments

In October 2012, Aberdeen announced three new Multi-Asset Funds: Aberdeen Dynamic Allocation Fund, Aberdeen Diversified Income Fund and Aberdeen Diversified Alternatives Fund, formed as a result of the reorganization of Aberdeen’s previous Optimal Allocations series of target risk funds. The Funds are managed by the Aberdeen Solutions team, headed in the U.S. by Senior Investment Manager Richard Fonash. In our opinion, Aberdeen’s wide-ranging approach to asset class selection provides access to what we believe are some of the most interesting mutual fund portfolios currently available to investors.

The Aberdeen Emerging Markets Debt Fund was launched in early November 2012, in response to growing investor interest in the emerging markets debt asset class. The Fund is managed by Aberdeen’s Emerging Market Debt (EMD) team, led by Brett Diment. Aberdeen has over 10 years of experience investing in emerging market bonds. Additionally, members of the EMD team have been researching the asset class since 1993. We believe that investments in emerging markets bonds may potentially provide higher credit quality than in developed bond markets, without compromising yield. The Fund launch is an integral part of an ongoing strategic initiative to deliver Aberdeen’s core investment competencies to the U.S. retail and institutional markets.

Community initiatives

Ever since our founding, Aberdeen has always placed great importance on supporting the communities in which we invest and operate. The establishment of the Aberdeen Asset Management Charitable Foundation is an important next step in our quest to give back. In 2012, the Aberdeen Asset Management Charitable foundation awarded grants to several organizations in the U.S., including the Big Brothers/Big Sisters of America, Habitat for Humanity, and the Ronald McDonald House, as well as many other local charities and organizations in the communities in which we operate.

Aberdeen officially opened the doors to our new office in New York City In October. The NYC office, part of a continued effort to expand Aberdeen’s presence in the U.S. marketplace, will house some business development and marketing functions, complementing our North American headquarters and research center in Philadelphia.

Looking ahead

Investors do not like uncertainty and, while the U.S. election results may have provided answers to some questions hanging over the financial markets, there remain many unresolved issues. There are persistent fears of a decline in government and consumer spending resulting from the U.S. “fiscal cliff”; however, we feel that disaster will be avoided as the Obama administration and both houses of Congress scramble to reach a last-minute deal. In our opinion, any emergence of more positive economic data could result in the alignment of growth momentum, valuation and liquidity that should provide renewed support for higher-risk assets. Nonetheless, we believe that there will be volatility in the global markets going forward, and that a cautious approach is still appropriate.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Thank you for investing with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

2012 Annual Report

1

Market Review

Major global equity market indices moved higher for the 12-month period ended October 31, 2012, driven largely by the vast amount of liquidity injected into the global financial system. The upturn was led by the U.S., with the broader-market S&P 500 Index registering a 12-month gain of 15.2%, versus the respective 4.5% and 3.0% returns of the MSCI All Country World ex US Index and the MSCI Emerging Markets Index. Developed markets continued to outperform relative to their emerging markets counterparts, which saw more modest gains due to, among other things, investors’ worries about slowing economic growth in China. The Eurozone debt crisis and slowing economic activity dominated market sentiment during the reporting period, but we believe risk appetite returned following efforts by major global central banks to provide emergency loans to European banks. The European Central Bank’s (ECB) Long-Term Refinancing Operation for lenders raised investors’ hopes, as did news of the €130 billion (roughly US$167 billion) Greek bailout. Furthermore, the U.S. Federal Reserve’s third round of quantitative easing (dubbed “QE3”) and improved third-quarter 2012 economic data in the U.S., China and the UK, the latter of which emerged from a technical recession, boosted investors’ confidence. However, the gains were trimmed late in the annual period by investors’ concerns over the still-unresolved “fiscal cliff” of U.S. federal government spending cuts and income tax increases looming at the beginning of 2013, which weighed on U.S. corporate earnings towards the end of the period.

The U.S. equity market performed well for the annual period. Investors focused mainly on the myriad of monetary easing proposals and actions by the U.S. Federal Reserve (Fed); the latest developments in the ongoing sovereign debt crisis in the Eurozone; the November 2012 presidential election; the looming “fiscal cliff”; and the widening federal deficit in the U.S. While the nation’s unemployment rate declined modestly during the reporting period, job gains remain below the level needed to support steady economic growth over the long term, and gross domestic product (GDP) growth has slowed. The Fed made two moves in an effort to boost the relatively sluggish economic recovery during the reporting period, extending its “Operation Twist” program and later initiating QE3.

Regarding the international equity markets, the MSCI Europe Index posted a gain over the reporting period despite the negative impact of the ongoing sovereign debt crisis in the Eurozone. Optimism that funding pressures would ease was sparked by the ECB’s interest rate cuts to a historic low and the announcement of its Outright Monetary Transactions sovereign bond-buying program. Additionally, central banks in the UK and Japan expanded their quantitative easing efforts. Japan is still seeing relative weakness in industrial and manufacturing data, with particularly soft export demand from China and Europe.

The MSCI Emerging Markets Index moved higher during the reporting period but underperformed versus the MSCI World Index, the global developed market benchmark. Emerging economies were affected more proportionately by concerns about economic growth in China, in addition to the uncertainty surrounding the European sovereign debt crisis. Nevertheless, we feel that worries regarding a severe slowdown in China are overstated given the weight of policy tools still available to that nation’s government authorities. Towards the end of the period, improving data provided, in our view, evidence that economic activity might be picking up. Chinese government leaders have set a goal to double the country’s 2010-level GDP in a decade, which we extrapolate to a relatively lower pace of expansion of approximately 7% annually, as the nation sees a shift of its primary growth driver from investment to consumption.

While the concerns over the pace of global economic growth and the Eurozone fiscal crisis led to volatility in the global fixed income markets over the annual period, the Barclays Capital Global Aggregate Bond Index still finished with a modest gain. The U.S. was the top performer among its global peers for the reporting period, benefiting primarily from the Fed’s persistent monetary easing. With interest rates on most global government securities at or near all-time lows, investors sought relatively higher-yielding asset classes (including U.S. corporate bonds and tax-free municipal securities). The U.S. high-yield market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, advanced 7.3% during the annual period. The relatively strong performance was attributable primarily to an increase in risk appetite due to the near-record low U.S. Treasury yields, as well as investors’ optimism regarding the health of U.S. corporate balance sheets.

Concerted central bank actions have recently lifted global securities markets. Nonetheless, in our view, the rally appears to be waning amid growing uncertainty over global economic growth prospects. We believe that the ECB’s commitment to purchase sovereign debt buys more time for the troubled peripheral European economies (i.e., Portugal, Italy, Ireland, Greece and Spain), but the underlying fundamentals remain weak. Meanwhile, emerging economies are struggling to generate the kind of growth that has marked previous recoveries. Growth in the U.S., albeit showing signs of a turning point, is still fragile. We feel that the looming fiscal cliff could tip the U.S. economy back into recession if policymakers allow tax hikes and budget cuts to occur in early 2013, though we believe that a resolution of some sort remains the most likely outcome. U.S. President Barack Obama was elected to a second term in early November 2012. Although the election results reduced some uncertainty that had been hanging over the financial markets for some time, we believe that many challenges remain, including the ever-present risk of failure to implement a credible and effective long-term plan to reduce the U.S. federal debt as a percentage of its GDP.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Annual Report 2012

2

Aberdeen Asia Bond Fund (Unaudited)

The Aberdeen Asia Bond Fund (Institutional Class shares at net asset value net of fees) returned 7.16% for the 12-month period ended October 31, 2012, versus the 5.90% return of its benchmark, the HSBC Asian Local Bond Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Income Funds (consisting of 112 funds) was 5.03% for the period.

The HSBC Asian Local Bond Index posted gains during the annual period. Initially, the European debt crisis sparked fears of escalating systemic risk, but this was eased by massive liquidity injections and Greece’s bailout. Elsewhere, the U.S. Federal Reserve (Fed) pledged to keep interest rates near zero through mid-2015. Subsequently, risk- aversion spiked on uncertainty over Greece’s potential exit from the Eurozone and stress in Spain’s banking system. There was a flight to quality which benefited safe-haven assets, particularly in developed countries. Towards the end of the period, major global central banks announced stimulus measures against a rapidly deteriorating global economic backdrop. In particular, the Fed launched a third round of quantitative easing, while the European Central Bank proposed fresh measures to tackle the debt crisis. Risk sentiment remained weak, however, with the looming U.S. “fiscal cliff ”of federal government spending cuts and income tax increases at the beginning of 2013 adding to the uncertainty. Economic growth slowed across most of Asia, amid modest consumption and waning demand from developed markets.

Solid inflows and well-subscribed new issues buttressed the Asian dollar credit market. High-yield names, particularly corporates, outperformed their investment-grade peers, while industrials led gains at the sector level. Significantly, new issues in Asia ex-Japan exceeded US$100 billion for the first time during the annual period. Asian local currency government bonds also recorded positive returns, led by India, Indonesia and the Philippines. Foreign inflows bolstered the Indian market, as investors responded favorably to a slew of reforms that included liberalizing the key retail and aviation sectors. Indonesian bonds benefited from central bank interest rate cuts and sovereign credit rating upgrades, while fiscal discipline and stable economic growth underpinned the Philippine market. Other regional markets posted more modest gains. Most Asian currencies appreciated against the U.S. dollar, most notably the Philippine peso and Malaysian ringgit, underpinned by the supportive domestic fundamentals. The Korean won also outperformed versus the U.S. dollar due to a government budget surplus and robust capital flows from investors into the market. In contrast, the Indonesian rupiah fared poorly as continued export weakness deepened concerns over the current account deficit. The other currency laggard for the period was the Indian rupee, which was hampered by inflation and deficit worries as well as a Standard & Poor’s (S&P) downgrade of the country’s long-term debt outlook.

During the period, the overweight to the Korean, Malaysian and Philippine bond markets contributed positively to the Fund’s relative performance, along with the longer-than-benchmark duration position in Korea. Within the credit segment of the portfolio, the underweight to investment-grade quasi-sovereign bonds, as well as industrials and sovereign investment-grade holdings, also bolstered the Fund’s relative return.

Regarding derivatives, the Fund used foreign exchange forwards during the reporting period to hedge the currency exposure of U.S. dollar-denominated credit back into Asian currencies.

During the annual period, the lack of exposure to the Hong Kong and Taiwan bond markets was the primary detractor from the Fund’s relative return. Overweight positions relative to the benchmark HSBC Asian Local Bond Index in the Indian rupee and Indonesian rupiah, along with the exposure to the Singapore dollar, also had a negative impact on Fund performance.

The Fund’s overweight versus its benchmark, the HSBC Asian Local Bond Index, to Asian currencies drove outperformance against the U.S. dollar in early 2012, as Asian currencies rallied following the European Central Bank’s announcement of the Long-Term Refinancing Operation bond-buying program. However, in May, the deteriorating economic outlook and risk appetite led us to pare the portfolio’s exposure to Asian currencies. While this move detracted from relative performance for the reporting period, the more conservative stance mitigated much of the risk. Maintaining this reduced exposure continued to hinder Fund performance in the third quarter of 2012. Our local markets interest rate strategy was a marginally positive contributor to performance. The underweight to Hong Kong contributed to Fund performance earlier in 2012, but was a detractor during the latter part of the annual period. However, this was mitigated by the positive impact of the portfolio’s relative overweight to Malaysia and Korea.

The Fund remains long in Asian currencies against the euro, although we reduced the long Asian currency position versus the U.S. dollar. Nevertheless, we maintain the Fund’s slight overweight positions relative to its benchmark to the Indian rupee, Philippine peso and Singapore dollar, as well as larger overweight exposures to the Indonesian rupiah and Malaysian ringgit. The Fund ended the reporting period with a general short duration bias. The overweight positions are in Indonesia, Malaysia, the Philippines and South Korea, while there are underweights to India, Singapore, Thailand and Hong Kong. In the credit sector, we reduced the underweight to Chinese high-yield property but maintained the Fund’s relatively conservative positioning. This mitigated the underperformance from the underweight stance to the sector. Within the investment-grade space, we maintained the portfolio’s exposure to subordinated financials issues, which contributed to Fund performance. In addition, our credit selection in the industrial and quasi-sovereign sector contributed positively to overall performance for the period.

Portfolio Management:

Aberdeen Asia Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that aninvestor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

2012 Annual Report

3

Aberdeen Asia Bond Fund (Unaudited)

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2012

4

Aberdeen Asia Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.	5 Yr.	Inception[2]
Class A3	w/o SC	6.89%	6.15%	6.33%
	w/SC4	2.33%	5.24%	5.51%
Class C3	w/o SC	6.45%	6.06%	6.25%
	w/SC5	5.45%	6.06%	6.25%
Class R3,6	w/o SC	6.78%	6.13%	6.31%
Institutional Service Class[6]	w/o SC	6.93%	6.11%	6.30%
Institutional Class[6]	w/o SC	7.16%	6.20%	6.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 1, 2007.
3	Returns before the first offering of Class A, Class C and Class R (February 27, 2012) are based on the previous performance of the Institutional Class. The performance of Class A, Class C and Class R is substantially similar to what the Institutional Class would have produced because the classes invest in the same portfolio of securities. Returns for the Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
4	A 4.25% front-end sales charge was deducted.
5	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.

2012 Annual Report

5

Aberdeen Asia Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen Asia Bond Fund, the HSBC Asian Local Bond Index (ALBI) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The HSBC ALBI is a market capitalization-weighted index that tracks the total return performance of liquid bonds, denominated in local currencies of China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan, and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Government Bonds	61.5%
Corporate Bonds	27.0%
Government Agencies	6.3%
Repurchase Agreement	1.5%
Other assets in excess of liabilities	3.7%
100.0%

Top Industries
Commercial Banks	6.5%
Real Estate Management & Development	3.8%
Electric Utilities	3.7%
Diversified Financial Services	3.1%
Oil, Gas & Consumable Fuels	2.6%
Diversified Holding Companies	1.6%
Gas Utilities	0.9%
Investment Companies	0.7%
Real Estate Investment Trust (REIT) Funds	0.7%
Coal	0.7%
Other	75.7%
100.0%

Top Holdings*
Korea Treasury Bond, Series 1703 3/10/2017	7.3%
Indonesia Treasury Bond, Series FR63 5/15/2023	2.7%
Malaysia Government Bond, Series 0511 9/28/2018	2.5%
Malaysia Government Bond, Series 0512 10/31/2017	2.4%
Korea Treasury Bond, Series 2106 6/10/2021	2.2%
Malaysia Government Bond, Series 0207 2/15/2017	2.1%
Thailand Government Bond 3/08/2019	2.1%
Malaysia Government Bond, Series 0111 7/15/2021	2.0%
Korea Treasury Bond, Series 2106 6/10/2021	2.0%
Malaysia Government Bond, Series 0210 9/15/2017	1.8%
Other	72.9%
100.0%

Top Countries
Republic of South Korea	21.5%
Malaysia	16.3%
Indonesia	11.1%
China	9.7%
Philippines	8.8%
Singapore	8.3%
India	7.9%
Thailand	6.0%
Hong Kong	4.6%
United States	1.5%
Other	4.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2012

6

Statement of Investments

October 31, 2012

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (27.0%)
CHINA (5.0%)
Building Materials (0.4%)
China Shanshui Cement Group Ltd. (USD), 10.50%, 4/27/2017 (a)	$1,650,000	$1,794,375
Chemicals (0.4%)
Sinochem Offshore Capital Co. Ltd. (CNH), 1.80%, 1/18/2014	12,000,000	1,881,546
Coal (0.3%)
Yancoal International Resources Development Co. Ltd., Series REGS (USD), 5.73%, 5/16/2022 (a)	1,200,000	1,234,939
Gas Utilities (0.9%)
China Resources Gas Group Ltd. (USD), 4.50%, 4/05/2022 (a)	1,100,000	1,207,376
ENN Energy Holdings Ltd., Series REGS (USD), 6.00%, 5/13/2021 (a)	1,400,000	1,629,509
Talent Yield Investments Ltd., Series REGS (USD), 4.50%, 4/25/2022 (a)	1,600,000	1,743,392
		4,580,277
Oil & Gas Services (0.2%)
COSL Finance BVI Ltd. (USD), 3.25%, 9/06/2022 (a)	1,000,000	993,639
Oil, Gas & Consumable Fuels (0.5%)
China Petroleum & Chemical Corp., Series WW (CNY), 0.80%, 2/20/2014	10,765,000	1,649,993
Sinopec Group Overseas Development 2012 Ltd., Series REGS (USD), 4.88%, 5/17/2042 (a)	700,000	803,711
		2,453,704
Real Estate Management & Development (2.3%)
Agile Property Holdings Ltd., Series REGS (USD), 8.88%, 4/28/2017 (a)	1,750,000	1,826,650
Central China Real Estate Ltd., Series REGS (USD), 12.25%, 10/20/2015 (a)	800,000	878,000
China Overseas Finance Cayman Island II Ltd., Series REGS (USD), 5.50%, 11/10/2020 (a)	1,500,000	1,676,559
Country Garden Holdings Co.
Series REGS (USD), 11.75%, 9/10/2014 (a)	750,000	825,000
Series REGS (USD), 11.13%, 2/23/2018 (a)	900,000	1,011,780
KWG Property Holding Ltd., Series REGS (USD), 13.25%, 3/22/2017 (a)	1,600,000	1,790,834
Longfor Properties Co. Ltd., Series REGS (USD), 9.50%, 4/07/2016 (a)	1,350,000	1,488,375
Yanlord Land Group Ltd., Series REGS (USD), 10.63%, 3/29/2018 (a)	1,600,000	1,712,000
		11,209,198
		24,147,678
HONG KONG (4.6%)
Commercial Banks (0.7%)
Wing Hang Bank Ltd. (USD), EMTN, 6.00%, 4/20/2017 (b)(c)	3,150,000	3,163,101
Diversified Financial Services (0.8%)
HLP Finance Ltd., Series REGS (USD), EMTN, 4.75%, 6/25/2022 (a)	$2,011,000	$2,142,200
Swire Properties MTN Financing Ltd., Series REGS (USD), EMTN, 4.38%, 6/18/2022 (a)	1,800,000	1,971,835
		4,114,035
Diversified Holding Companies (1.6%)
Hutchison Whampoa International Ltd.
Series REGS (USD), 4.63%, 9/11/2015 (a)	300,000	326,186
Series REGS (USD), 7.63%, 4/09/2019 (a)	4,250,000	5,467,000
Series REGS (USD), 7.45%, 11/24/2033 (a)	300,000	441,680
Swire Pacific MTN Financing Ltd.
(USD), EMTN, 6.25%, 4/18/2018	400,000	476,497
(USD), EMTN, 5.50%, 8/19/2019	1,000,000	1,169,053
		7,880,416
Real Estate Management & Development (1.5%)
Henson Finance Ltd. (USD), 5.50%, 9/17/2019	3,200,000	3,514,000
Hongkong Land Finance (Cayman Island) Co. Ltd. (USD), EMTN, 4.50%, 10/07/2025	3,350,000	3,573,642
		7,087,642
		22,245,194
INDIA (4.4%)
Commercial Banks (1.5%)
Axis Bank Ltd. (USD), EMTN, 5.25%, 9/30/2015	2,100,000	2,211,716
Bank of Baroda, Series REGS (USD), 5.00%, 8/24/2016 (a)	1,050,000	1,101,633
ICICI Bank Ltd.
Series REGS (USD), EMTN, 4.75%, 11/25/2016 (a)	750,000	784,711
Series REGS (USD), 6.38%, 4/30/2022 (a)(c)	2,850,000	2,878,500
		6,976,560
Diversified Financial Services (1.3%)
Indian Railway Finance Corp. Ltd. (USD), 4.41%, 3/30/2016	1,300,000	1,358,882
Rural Electrification Corp. Ltd., Series 103 (INR), 9.35%, 10/19/2016	258,000,000	4,803,054
		6,161,936
Electric Utilities (1.6%)
NTPC Ltd. (USD), EMTN, 5.88%, 3/02/2016	1,050,000	1,136,042
Series REGS (USD), EMTN, 5.63%, 7/14/2021 (a)	2,400,000	2,610,000

See accompanying notes to financial statements.

2012 Annual Report

7

Statement of Investments (continued)

October 31, 2012

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
Power Grid Corp. of India Ltd., Series B (INR), 9.25%, 12/26/2016	$216,250,000	$4,042,539
		7,788,581
		20,927,077
INDONESIA (1.9%)
Coal (0.4%)
Adaro Indonesia PT, Series REGS (USD), 7.63%, 10/22/2019 (a)	1,600,000	1,768,000
Diversified Telecommunication Services (0.1%)
Indosat Palapa Co. BV, Series REGS (USD), 7.38%, 7/29/2020 (a)	550,000	624,250
Electric Utilities (0.7%)
Majapahit Holding BV
Series REGS (USD), 8.00%, 8/07/2019 (a)	1,600,000	2,032,000
Series REGS (USD), 7.88%, 6/29/2037 (a)	600,000	822,000
Perusahaan Listrik Negara PT (USD), 5.25%, 10/24/2042 (a)	400,000	408,480
		3,262,480
Oil, Gas & Consumable Fuels (0.7%)
Pertamina Persero PT
Series REGS (USD), 5.25%, 5/23/2021 (a)	1,800,000	1,998,000
(USD), 4.88%, 5/03/2022 (a)	600,000	652,500
Series REGS (USD), 6.00%, 5/03/2042 (a)	800,000	904,000
		3,554,500
		9,209,230
MALAYSIA (2.7%)
Commercial Banks (1.1%)
AMBB Capital (L) Ltd. (USD), 6.77%, 1/27/2016 (b)(c)	2,300,000	2,302,436
Public Bank Bhd (USD), 6.84%, 8/22/2036 (c)	400,000	418,827
SBB Capital Corp. (USD), 6.62%, 11/02/2015 (b)(c)	2,650,000	2,687,805
		5,409,068
Diversified Financial Services (0.2%)
Danga Capital Bhd, Series REGS (CNH), 2.90%, 10/20/2014 (a)	5,000,000	791,129
Electric Utilities (0.2%)
TNB Capital (L) Ltd., Series REGS (USD), 5.25%, 5/05/2015 (a)	1,100,000	1,182,986
Oil, Gas & Consumable Fuels (1.2%)
PETRONAS Capital Ltd., Series REGS (USD), 5.25%, 8/12/2019 (a)	1,400,000	1,676,300
PETRONAS Global Sukuk Ltd., Series REGS (USD), 4.25%, 8/12/2014 (a)	$3,850,000	$4,052,483
		5,728,783
		13,111,966
PHILIPPINES (1.1%)
Diversified Telecommunication Services (0.3%)
Philippine Long Distance Telephone Co. (USD), EMTN, 8.35%, 3/06/2017	1,000,000	1,205,000
Electric Utilities (0.3%)
Power Sector Assets & Liabilities Management Corp., Series REGS (USD), 6.88%, 11/02/2016 (a)(d)	1,250,000	1,478,125
Holding Companies-Diversified Operations (0.5%)
Alliance Global Group Inc. (USD), 6.50%, 8/18/2017	2,350,000	2,579,029
		5,262,154
REPUBLIC OF SOUTH KOREA (3.5%)
Commercial Banks (1.8%)
Hana Funding Ltd. (USD), 8.75%, 12/17/2012 (b)(c)	550,000	553,793
National Agricultural Cooperative Federation, Series REGS (USD), 4.25%, 1/28/2016 (a)	2,600,000	2,785,016
Shinhan Bank
Series REGS (USD), 5.66%, 3/02/2035 (a)(c)	1,300,000	1,330,525
(USD), 6.82%, 9/20/2036 (c)	1,650,000	1,756,192
Standard Chartered Bank Korea Ltd., Series REGS (USD), 7.27%, 3/03/2034 (a)(c)	1,990,000	2,074,575
		8,500,101
Diversified Financial Services (0.8%)
Hyundai Capital Services, Inc.
Series REGS (USD), 6.00%, 5/05/2015 (a)	1,400,000	1,544,406
Series REGS (USD), 4.38%, 7/27/2016 (a)	2,350,000	2,548,145
		4,092,551
Electric Utilities (0.9%)
Korea Hydro & Nuclear Power Co. Ltd. (USD), 3.00%, 9/19/2022 (a)	800,000	800,934
Korea South-East Power Co. Ltd.
Series REGS (USD), 6.00%, 5/25/2016 (a)	2,700,000	3,047,531
Series REGS (USD), EMTN, 3.63%, 1/29/2017 (a)	450,000	478,077
		4,326,542
		16,919,194
SINGAPORE (2.7%)
Commercial Banks (0.6%)
Oversea-Chinese Banking Corp. Ltd.
(USD), EMTN, 3.75%, 11/15/2022 (c)	1,350,000	1,400,743
(USD), 3.15%, 3/11/2023 (a)(c)	1,600,000	1,610,558
		3,011,301
Investment Companies (0.7%)
Temasek Financial (I) Ltd., Series REGS (USD), 4.30%, 10/25/2019 (a)	3,250,000	3,710,112

See accompanying notes to financial statements.

Annual Report 2012

8

Statement of Investments (continued)

October 31, 2012

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
Real Estate (0.3%)
CapitaMalls Asia Treasury Ltd. (SGD), EMTN, 3.95%, 8/24/2017	$1,750,000	$1,488,110
Real Estate Investment Trust (REIT) Funds (0.7%)
CMT MTN Pte. Ltd.
(SGD), MTN, 2.85%, 9/01/2014	2,000,000	1,664,010
(USD), EMTN, 4.32%, 4/08/2015	1,500,000	1,582,958
		3,246,968
Semiconductors & Semiconductor Equipment (0.4%)
STATS ChipPAC Ltd., Series REGS (USD), 7.50%, 8/12/2015 (a)	1,700,000	1,806,250
		13,262,741
THAILAND (1.1%)
Chemicals (0.1%)
PTT Global Chemical PCL (USD), 4.25%, 9/19/2022 (a)	500,000	514,419
Commercial Banks (0.8%)
Bangkok Bank PCL
Series REGS (USD), 4.80%, 10/18/2020 (a)	950,000	1,042,954
(USD), 3.88%, 9/27/2022 (a)	900,000	913,970
Series REGS (USD), 9.03%, 3/15/2029 (a)	1,350,000	1,795,500
		3,752,424
Oil, Gas & Consumable Fuels (0.2%)
PTTEP Australia International Finance Pty Ltd., Series REGS (USD), 4.15%, 7/19/2015 (a)	50,000	52,803
PTTEP Canada International Finance Ltd.
Series REGS, EMTN, (USD), 5.69%, 4/05/2021 (a)	450,000	523,641
Series REGS, (USD), 6.35%, 6/12/2042 (a)	200,000	253,059
		829,503
		5,096,346
Total Corporate Bonds		130,181,580
GOVERNMENT BONDS (61.5%)
CHINA (4.5%)
China Government Bond
Series 1113 (CNY), 3.26%, 6/02/2014	10,000,000	1,609,631
(CNY), 3.60%, 2/17/2016	30,000,000	4,883,711
Series 1216 (CNY), 3.25%, 9/06/2019	11,000,000	1,739,249
(CNY), 3.41%, 6/24/2020	50,000,000	7,958,475
(CNH), 2.48%, 12/01/2020	12,000,000	1,835,082
Series 1124 (CNY), 3.57%, 11/17/2021	22,000,000	3,530,440
		21,556,588
INDIA (3.5%)
India Government Bond
(INR), 7.49%, 4/16/2017	300,000,000	5,435,596
(INR), 8.33%, 6/07/2036	295,000,000	5,481,994
India Government Bonds, Deutsche Bank AG London Credit-Linked Notes (USD), EMTN, 5.16%, 5/22/2014 (c)	7,000,000	5,911,351
		16,828,941
INDONESIA (9.2%)
Indonesia Government Bonds, Barclays Bank PLC Credit-Linked Notes (IDR), EMTN, 9.50%, 6/17/2015	$41,000,000,000	$4,693,337
Indonesia Government International Bond
Series REGS (USD), 11.63%, 3/04/2019 (a)	1,850,000	2,812,000
Series REGS (USD), 5.88%, 3/13/2020 (a)	1,200,000	1,441,500
Series REGS (USD), 4.88%, 5/05/2021 (a)	400,000	456,000
Series REGS (USD), 6.63%, 2/17/2037 (a)	1,100,000	1,474,000
Indonesia Treasury Bond
Series FR61 (IDR), 7.00%, 5/15/2022	21,889,000,000	2,494,933
Series FR35 (IDR), 12.90%, 6/15/2022	35,000,000,000	5,493,375
Series FR63 (IDR), 5.63%, 5/15/2023	125,600,000,000	13,053,050
Series FR64 (IDR), 6.13%, 5/15/2028	35,200,000,000	3,647,794
Series FR54 (IDR), 9.50%, 7/15/2031	9,000,000,000	1,240,459
Series FR58 (IDR), 8.25%, 6/15/2032	24,800,000,000	3,077,751
Perusahaan Penerbit SBSN
Series REGS (USD), 8.80%, 4/23/2014 (a)	2,400,000	2,650,678
Series REGS (USD), 4.00%, 11/21/2018 (a)	1,650,000	1,742,812
		44,277,689
MALAYSIA (13.6%)
Malaysia Government Bond
Series 0312 (MYR), 3.20%, 10/15/2015	10,400,000	3,428,459
Series 0207 (MYR), 3.81%, 2/15/2017	30,000,000	10,098,299
Series 0210 (MYR), 4.01%, 9/15/2017	25,900,000	8,798,373
Series 0512 (MYR), 3.31%, 10/31/2017	35,393,000	11,655,033
Series 0511 (MYR), 3.58%, 9/28/2018	35,500,000	11,823,213
Series 0902 (MYR), 4.38%, 11/29/2019	3,870,000	1,349,259
Series 0612 (MYR), 3.49%, 3/31/2020	9,500,000	3,137,558
Series 0111 (MYR), 4.16%, 7/15/2021	28,700,000	9,869,841
Series 0112 (MYR), 3.42%, 8/15/2022	8,000,000	2,614,858
Series 0311 (MYR), 4.39%, 4/15/2026	1,128,000	400,223
Series 0212 (MYR), 3.89%, 3/15/2027	600,000	201,869
Wakala Global Sukuk Bhd, Series REGS (USD), 2.99%, 7/06/2016 (a)	2,150,000	2,247,718
		65,624,703
PHILIPPINES (7.7%)
Philippine Government Bond
Series 7-48 (PHP), 7.00%, 1/27/2016	261,300,000	6,967,985
Series R102 (PHP), 7.38%, 3/03/2021	130,000,000	3,759,239
Series 1054 (PHP), 6.38%, 1/19/2022	270,000,000	7,390,279
Series 2017 (PHP), 8.00%, 7/19/2031	200,000,000	6,206,748
Philippine Government International Bond
(USD), 8.88%, 3/17/2015	1,100,000	1,294,700
(USD), 9.38%, 1/18/2017	100,000	132,000
(USD), 9.88%, 1/15/2019	1,150,000	1,667,500
(USD), 6.50%, 1/20/2020	550,000	703,313

See accompanying notes to financial statements.

2012 Annual Report

9

Statement of Investments (continued)

October 31, 2012

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
(USD), 10.63%, 3/16/2025	$2,400,000	$4,218,000
(USD), 7.75%, 1/14/2031	3,200,000	4,944,000
		37,283,764
REPUBLIC OF SOUTH KOREA (15.0%)
Korea Monetary Stabilization Bond
Series 1308 (KRW), 3.90%, 8/02/2013	4,000,000,000	3,698,298
Series 1402 (KRW), 3.47%, 2/02/2014	4,000,000,000	3,698,372
Korea Treasury Bond
Series 1506 (KRW), 3.25%, 6/10/2015	3,300,000,000	3,062,401
Series 1703 (KRW), 3.50%, 3/10/2017	37,600,000,000	35,388,923
Series 2106 (KRW), 1.50%, 6/10/2021 (e)	9,597,786,000	9,527,162
Series 2106 (KRW), 4.25%, 6/10/2021	10,600,000,000	10,667,239
Series 2206 (KRW), 3.75%, 6/10/2022	3,000,000,000	2,930,953
Republic of Korea
(USD), 5.13%, 12/07/2016	350,000	403,667
(USD), 7.13%, 4/16/2019	2,400,000	3,129,343
		72,506,358
SINGAPORE (2.5%)
Singapore Government Bond
(SGD), 2.50%, 6/01/2019	3,439,000	3,119,797
(SGD), 3.25%, 9/01/2020	4,680,000	4,444,231
(SGD), 3.13%, 9/01/2022	2,420,000	2,312,366
(SGD), 3.00%, 9/01/2024	2,080,000	1,952,827
		11,829,221
SRI LANKA (0.6%)
Sri Lanka Government International Bond
Series REGS (USD), 7.40%, 1/22/2015 (a)	750,000	823,125
Series REGS (USD), 6.25%, 7/27/2021 (a)	1,950,000	2,180,490
		3,003,615
THAILAND (4.9%)
Thailand Government Bond
(THB), 3.63%, 5/22/2015	92,600,000	3,069,773
(THB), 4.13%, 11/18/2016	101,900,000	3,456,338
(THB), 3.25%, 6/16/2017	73,500,000	2,411,930
(THB), 3.45%, 3/08/2019	299,500,000	9,900,620
(THB), 1.20%, 7/14/2021 (e)	99,712,262	3,323,014
(THB), 3.65%, 12/17/2021	15,200,000	509,172
(THB), 3.63%, 6/16/2023	24,700,000	816,773
		23,487,620
Total Government Bonds		296,398,499
GOVERNMENT AGENCIES (6.3%)
CHINA (0.2%)
Export-Import Bank of China
Series REGS (USD), 5.25%, 7/29/2014 (a)	500,000	534,312
Series REGS (USD), 4.88%, 7/21/2015 (a)	250,000	274,185
		808,497
REPUBLIC OF SOUTH KOREA (3.0%)
Export-Import Bank of Korea
(USD), 8.13%, 1/21/2014	650,000	703,239
(USD), 5.88%, 1/14/2015	900,000	987,944
(USD), 5.13%, 3/16/2015	600,000	652,732
	Shares or Principal Amount	Value
(USD), 4.00%, 1/11/2017	$950,000	$1,039,262
(USD), 5.00%, 4/11/2022	600,000	706,796
Korea Development Bank (The) (USD), 3.50%, 8/22/2017	3,150,000	3,377,739
Korea Expressway Corp.
Series REGS (USD), 4.50%, 3/23/2015 (a)	2,350,000	2,515,276
(USD), 1.88%, 10/22/2017 (a)	850,000	840,432
Korea Finance Corp.
(USD), 3.25%, 9/20/2016	2,300,000	2,427,353
(USD), 4.63%, 11/16/2021	1,300,000	1,467,555
		14,718,328
SINGAPORE (3.1%)
Housing & Development Board
(SGD), MTN, 2.02%, 2/22/2016	5,000,000	4,257,230
(SGD), MTN, 3.95%, 7/15/2018	5,000,000	4,687,912
Series REGS (SGD), MTN, 1.83%, 11/21/2018 (a)	2,750,000	2,311,761
(SGD), MTN, 3.14%, 3/18/2021	4,000,000	3,597,829
		14,854,732
Total Government Agencies		30,381,557
REPURCHASE AGREEMENT (1.5%)
UNITED STATES (1.5%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $7,182,030, collateralized by U.S. Treasury Note, maturing 8/15/2021; total market value of $7,330,663	7,182,000	7,182,000
Total Repurchase Agreement		7,182,000
Total Investments (Cost $441,543,771) (f)—96.3%		464,143,636

Other assets in excess of liabilities—3.7%		17,651,960
Net Assets—100.0%		$481,795,596

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2012.
(d)	This security is government guaranteed.
(e)	Inflation linked security.
(f)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
EMTN	Euro Medium Term Note
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MTN	Medium Term Note
MYR	Malaysian Ringgit
PHP	Philippine Peso
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar

See accompanying notes to financial statements.

Annual Report 2012

10

Statement of Investments (continued)

October 31, 2012

Aberdeen Asia Bond Fund

At October 31, 2012, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-2 year	UBS	29	12/31/2012	$(1,130)
United States Treasury Note 6%-5 year	UBS	(296)	12/31/2012	(66,324)
United States Treasury Note 6%-10 year	UBS	(19)	12/19/2012	(16,221)
United States Treasury Bond 6%-30 year	UBS	95	12/19/2012	3,076
				$(80,599)

At October 31, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi/United States Dollar
1/30/2013	UBS	CNY	86,077,100	USD	13,700,000	$13,672,699	$(27,301)
Chinese Yuan Renminbi Offshore/United States Dollar
1/30/2013	Deutsche Bank	CNH	49,875,070	USD	7,900,000	7,932,895	32,895
1/30/2013	HSBC	CNH	288,788,216	USD	45,122,000	45,933,299	811,299
Hong Kong Dollar/United States Dollar
12/05/2012	Credit Suisse	HKD	359,801,840	USD	46,399,999	46,428,919	28,920
Indian Rupee/United States Dollar
11/09/2012	Royal Bank of Canada	INR	124,300,000	USD	2,200,000	2,307,573	107,573
11/09/2012	Standard Chartered Bank	INR	648,528,900	USD	11,400,000	12,039,642	639,642
Indonesian Rupiah/United States Dollar
3/01/2013	Deutsche Bank	IDR	15,240,000,000	USD	1,600,000	1,564,994	(35,006)
3/01/2013	Royal Bank of Canada	IDR	73,612,000,000	USD	7,700,000	7,559,208	(140,792)
3/01/2013	Standard Chartered Bank	IDR	156,832,500,000	USD	16,500,000	16,105,111	(394,889)
6/05/2013	Royal Bank of Canada	IDR	156,372,000,000	USD	15,700,000	15,861,432	161,432
6/05/2013	UBS	IDR	12,084,000,000	USD	1,200,000	1,225,728	25,728
Malaysian Ringgit/United States Dollar
3/27/2013	Deutsche Bank	MYR	74,839,022	USD	24,190,000	24,378,873	188,873
Philippine Peso/United States Dollar
11/23/2012	Standard Chartered Bank	PHP	296,982,000	USD	6,999,999	7,215,627	215,628
11/23/2012	UBS	PHP	220,208,000	USD	5,300,000	5,350,287	50,287
Singapore Dollar/United States Dollar
12/05/2012	Credit Suisse	SGD	7,212,750	USD	5,900,000	5,912,917	12,917
12/05/2012	Deutsche Bank	SGD	17,827,095	USD	14,300,000	14,614,417	314,417
12/05/2012	Goldman Sachs	SGD	6,243,828	USD	5,080,000	5,118,608	38,608
12/05/2012	Royal Bank of Canada	SGD	20,748,436	USD	17,000,000	17,009,294	9,294
12/05/2012	Standard Chartered Bank	SGD	5,727,920	USD	4,600,000	4,695,673	95,673
12/05/2012	State Street	SGD	11,023,470	USD	9,000,000	9,036,895	36,895
12/05/2012	UBS	SGD	2,306,064	USD	1,880,000	1,890,481	10,481
South Korean Won/United States Dollar
3/20/2013	Deutsche Bank	KRW	3,765,564,000	USD	3,329,999	3,431,900	101,901
3/20/2013	HSBC	KRW	3,042,900,000	USD	2,700,000	2,773,271	73,271
3/20/2013	Royal Bank of Canada	KRW	30,327,360,000	USD	26,880,000	27,640,077	760,077
Thai Baht/United States Dollar
12/13/2012	UBS	THB	677,294,950	USD	21,550,000	22,032,420	482,420
						$321,732,240	$3,600,243

See accompanying notes to financial statements.

2012 Annual Report

11

Statement of Investments (concluded)

October 31, 2012

Aberdeen Asia Bond Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi
1/30/2013	Goldman Sachs	USD	14,400,001	CNY	90,845,700	$14,430,156	$(30,155)
1/30/2013	Royal Bank of Canada	USD	1,400,000	CNY	8,950,200	1,421,672	(21,672)
1/30/2013	Standard Chartered Bank	USD	2,600,001	CNY	16,590,340	2,635,251	(35,250)
1/30/2013	UBS	USD	3,500,000	CNY	22,158,500	3,519,711	(19,711)
United States Dollar/Hong Kong Dollar
12/05/2012	Credit Suisse	USD	8,200,000	HKD	63,586,080	8,205,164	(5,164)
12/05/2012	Deutsche Bank	USD	14,400,000	HKD	111,651,840	14,407,581	(7,581)
12/05/2012	Standard Chartered Bank	USD	12,350,000	HKD	95,759,430	12,356,821	(6,821)
United States Dollar/Indian Rupee
11/09/2012	Standard Chartered Bank	USD	7,800,000	INR	443,730,300	8,237,650	(437,650)
United States Dollar/Indonesian Rupiah
1/09/2013	Standard Chartered Bank	USD	11,400,000	IDR	110,694,000,000	11,445,399	(45,399)
3/01/2013	HSBC	USD	15,100,000	IDR	148,433,000,000	15,242,568	(142,568)
6/05/2013	UBS	USD	1,200,000	IDR	12,084,000,000	1,225,728	(25,728)
United States Dollar/Malaysian Ringgit
3/27/2013	Deutsche Bank	USD	21,920,000	MYR	67,757,596	22,072,093	(152,093)
3/27/2013	HSBC	USD	10,100,001	MYR	31,147,720	10,146,396	(46,395)
United States Dollar/Philippine Peso
11/23/2012	HSBC	USD	1,600,000	PHP	66,272,000	1,610,179	(10,179)
11/23/2012	Standard Chartered Bank	USD	10,620,000	PHP	450,564,120	10,947,138	(327,138)
United States Dollar/Singapore Dollar
12/05/2012	State Street	USD	1,400,000	SGD	1,705,620	1,398,245	1,755
12/05/2012	UBS	USD	7,420,000	SGD	9,101,595	7,461,367	(41,367)
United States Dollar/South Korean Won
3/20/2013	HSBC	USD	2,100,000	KRW	2,366,700,000	2,156,989	(56,989)
3/20/2013	Royal Bank of Canada	USD	16,930,000	KRW	19,101,272,500	17,408,724	(478,724)
United States Dollar/Thai Baht
12/13/2012	HSBC	USD	2,670,000	THB	81,942,300	2,665,585	4,415
12/13/2012	UBS	USD	1,800,000	THB	55,296,000	1,798,780	1,220
						$170,793,197	$(1,883,194)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

Annual Report 2012

12

Aberdeen Core Fixed Income Fund (Unaudited)

The Aberdeen Core Fixed Income Fund (Class A shares at net asset value net of fees) returned 6.89% for the 12-month period ended October 31, 2012, versus the 5.25% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Intermediate Investment-Grade Debt Funds (consisting of 595 funds) was 7.25% for the period.

During the annual period, all sectors of the U.S. fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, produced positive absolute returns and outperformed relative to comparable-duration U.S. Treasuries, with the exception of agency securities (U.S. agencies, sovereigns and supranationals). Over the course of the period, U.S. fixed income market returns continued to be driven primarily by investors’ focus on two primary issues: the Eurozone sovereign debt crisis and the U.S. economy. In September 2012, the Federal Reserve (Fed) announced a third round of quantitative easing (dubbed “QE3”), and that it plans to maintain “exceptionally low” interest rates through mid-2015. At roughly the same time, the European Central Bank (ECB) indicated that it would do whatever was necessary to stabilize the Eurozone’s bond markets and common currency. Japan and China also followed suit with announcements that they would institute actions to address flagging economic growth. U.S. economic data generally provided mixed signals during the reporting period. Unemployment trended lower over the 12-month period, coming in at 7.9% at the end of October 2012 (equal to early 2009 levels) – an improvement, but still, in our view, not an indicator of a healthy economy. Gross domestic product (GDP) data drifted downward, while consumer confidence generally improved. Against this backdrop, perhaps the single brightest spot in the U.S. economy is the housing market, which since June 2012 has strung together a number of months of improving pricing and sales data, due in part to the persistence of low mortgage rates. Corporate profitability and balance sheets remain strong. There appears to be little looming on the immediate horizon to stimulate a negative impact on fundamentals for the corporate sector. U.S. Treasury yields ended the 12-month period considerably lower, as the 30-year bond yield dropped 27 basis points (bps) to 2.86%, while the 10-year note yield finished the period at 1.69%, 42 bps lower than its level a year earlier.

During the annual period, Fund performance relative to its benchmark, the Barclays Capital U.S. Aggregate Bond Index, was enhanced by both security selection and an overweight allocation to all of the spread sectors: corporate bonds, securitized securities (residential mortgage-backed, commercial mortgage-backed and asset-backed), and taxable municipal securities. All of the major corporate sectors contributed positively to the Fund’s relative return for the reporting period.

The Fund’s underweight versus the benchmark Barclays Capital U.S. Aggregate Bond Index to sovereign securities hampered Fund performance for the annual period.

Regarding the use of derivatives, the Fund employed U.S. Treasury futures as hedges against interest-rate risk during the period. These hedges had minimal impact on performance.

During the reporting period, we reduced the Fund’s U.S. Treasury weighting, as we found what we believed was more attractive relative value in the spread sectors. We increased the agency mortgage-backed securities (MBS) allocation, both for pass-through issues and collateralized mortgage obligations (CMOs), as we feel that these securities offer attractive potential risk-adjusted returns. The corporate sector allocation was also increased, although by the end of the period we reduced exposure to cyclical issues. In the financials sector, we favor insurance companies and finance companies over both U.S. and non-U.S. banks with considerable peripheral Eurozone exposure. We also modestly reduced the Fund’s exposure to commercial mortgage-backed securities (CMBS), particularly selling some of the last cash-flow holdings (those with the longest durations within structured securities). We also trimmed the exposure to both asset-backed securities (ABS) and taxable municipal securities over the period, as we believed that these securities reached full value.

At the end of the annual period, the Fund’s largest positions were in MBS, corporates and U.S. Treasury securities. The most notable overweights compared to the benchmark Barclays Capital U.S. Aggregate Bond Index were agency MBS, corporate bonds, ABS, CMBS and taxable municipal issues. The most significant relative underweights were in U.S. Treasury and U.S. agency securities. Over the period, we added to the agency MBS holdings as we believe that this sector offers attractive yields and total return potential relative to other investment-grade opportunities.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

2012 Annual Report

13

Aberdeen Core Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	6.89%	6.14%	4.75%
	w/SC2	2.30%	5.22%	4.30%
Class C	w/o SC	6.23%	5.39%	4.03%
	w/SC3	5.23%	5.39%	4.03%
Institutional Service Class[4,5]	w/o SC	7.26%	6.42%	5.01%
Institutional Class[4,6]	w/o SC	7.25%	6.40%	5.00%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to July 12, 2010 reflect the performance of a predecessor fund (“the Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class Shares (July 12, 2010) are based on the performance of the Class Y shares of the Predecessor Fund. The performance is substantially similar to what Institutional Service Class Shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
6	Returns prior to July 12, 2010 reflect the performance of Class Y shares of the Predecessor Fund.

Annual Report 2012

14

Aberdeen Core Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Core Fixed Income Fund, Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
U.S. Agencies	37.4%
Corporate Bonds	30.1%
U.S. Treasuries	14.5%
Repurchase Agreement	6.5%
Residential Mortgage-Backed Securities	5.5%
Commercial Mortgage-Backed Securities	5.0%
Asset-Backed Securities	3.6%
Municipal Bonds	2.7%
Liabilities in excess of other assets	(5.3%	)
	100.0%

Top Industries
Diversified Financial Services	5.3%
Commercial Banks	4.8%
Oil, Gas & Consumable Fuels	2.7%
Metals & Mining	1.8%
Media	1.6%
Insurance	1.4%
Electric Utilities	1.2%
Diversified Telecommunication Services	0.9%
Computers & Peripherals	0.9%
Energy Equipment & Services	0.8%
Other	78.6%
100.0%

Top Holdings*
U.S. Treasury Notes 9/30/2014	6.2%
U.S. Treasury Bond 5/15/2042	3.8%
Federal National Mortgage Association, TBA 11/01/2042	1.4%
U.S. Treasury Notes 9/30/2019	1.3%
U.S. Treasury Notes 9/30/2017	1.2%
U.S. Treasury Notes 8/15/2022	1.1%
Federal National Mortgage Association, Pool # AL2627 7/01/2037	1.0%
Federal National Mortgage Association, TBA 11/01/2042	0.9%
Federal Home Loan Mortgage Corp., Pool # A60299 5/01/2037	0.9%
U.S. Treasury Notes 10/15/2015	0.8%
Other	81.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2012 Annual Report

15

Statement of Investments

October 31, 2012

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (3.6%)
AUSTRALIA (0.3%)
SMART Trust
Series 2011-2USA, Class A4A (USD), 2.31%, 4/14/2017 (a)	$110,000	$112,644
Series 2012-4US, Class A4A (USD), 1.25%, 8/14/2018	245,000	245,028
		357,672
UNITED KINGDOM (0.2%)
Motor PLC, Series 12A, Class A1C (USD), 1.29%, 2/25/2020 (a)	250,000	250,775
UNITED STATES (3.1%)
Ally Master Owner Trust, Series 2012-5, Class A (USD), 1.54%, 9/15/2019	440,000	439,877
Capital One Multi-Asset Execution Trust
Series 2004-B3, Class B3 (USD), 0.94%, 1/18/2022 (b)	205,000	202,672
Series 2006-B1, Class B1 (USD), 0.49%, 1/15/2019 (b)	165,000	163,015
Chesapeake Funding LLC, Series 2011-2A, Class A (USD), 1.47%, 4/07/2024 (a)(b)	200,000	201,453
CNH Wholesale Master Note Trust, Series 2011-1A, Class B (USD), 1.91%, 12/15/2015 (a)(b)	100,000	100,085
CPS Auto Trust, Series 2011-A, Class A (USD), 2.82%, 4/16/2018 (a)	108,102	108,852
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (USD), 5.22%, 1/25/2042 (a)	189,840	211,609
GE Capital Credit Card Master Note Trust, Series 2012-5, Class B (USD), 1.51%, 6/15/2018	290,000	292,079
Mid-State Trust, Series 2010-1, Class M (USD), 5.25%, 12/15/2045 (a)	467,177	482,542
Santander Drive Auto Receivables Trust
Series 2010-2, Class C (USD), 3.89%, 7/17/2017	100,000	103,760
Series 2011-4, Class B (USD), 2.90%, 5/16/2016	134,000	137,706
Series 2012-3, Class A3 (USD), 1.08%, 4/15/2016	115,000	115,809
World Financial Network Credit Card Master Trust
Series 2010-A, Class M (USD), 5.20%, 4/15/2019	360,000	390,494
Series 2012-A, Class A (USD), 3.14%, 1/17/2023	369,000	398,014
		3,347,967
Total Asset-Backed Securities		3,956,414
COMMERCIAL MORTGAGE-BACKED SECURITIES (5.0%)
UNITED STATES (5.0%)
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class AM (USD), 5.58%, 9/11/2041 (b)	250,000	280,658
Series 2007-PW17, Class AMFL (USD), 0.90%, 6/11/2050 (a)(b)	125,000	109,928
Series 2007-PW17, Class A4 (USD), 5.69%, 6/11/2050 (b)	150,000	177,366
Series 2007-PW17, Class AM (USD), 5.89%, 6/11/2050 (b)	250,000	279,450
Citigroup Commercial Mortgage Trust
Series 2005-CD1, Class AM (USD), 5.22%, 7/15/2044 (b)	$160,000	$176,826
Series 2006-C5, Class AM (USD), 5.46%, 10/15/2049	225,000	252,985
Series 2007-C6, Class AM (USD), 5.70%, 12/10/2049 (b)	150,000	165,868
Commercial Mortgage Pass Through Certificates
Series 2011-THL, Class B (USD), 4.55%, 6/09/2028 (a)	100,000	102,952
Series 2007-C9, Class AM (USD), 5.65%, 12/10/2049 (b)	484,000	540,804
Extended Stay America Trust, Series 2010-ESHA, Class B (USD), 4.22%, 11/05/2027 (a)	270,000	271,046
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4 (USD), 5.54%, 12/10/2049	650,000	744,228
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM (USD), 5.87%, 7/10/2038 (b)	275,000	306,233
Jefferies & Co., Inc., Series 2009-R9, Class 1A1 (USD), 2.73%, 8/26/2046 (a)(b)	276,809	275,005
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2010-CNTR, Class A2 (USD), 4.31%, 8/05/2032 (a)	105,000	116,062
Series 2007-CB19, Class ASB (USD), 5.71%, 2/12/2049 (b)	257,190	283,361
Series 2007-LD11, Class ASB (USD), 5.81%, 6/15/2049 (b)	260,706	285,890
Series 2007-CB20, Class ASB (USD), 5.69%, 2/12/2051	173,709	190,927
Series 2007-CB20, Class AM (USD), 5.88%, 2/12/2051 (b)	240,000	275,225
Series 2007-LD12, Class A4 (USD), 5.88%, 2/15/2051 (b)	150,000	177,517
Morgan Stanley Capital I, Series 2003-IQ5, Class C (USD), 5.30%, 4/15/2038 (b)	300,000	308,176
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class AS (USD), 3.54%, 10/15/2045	130,000	135,834
Series 2012-LC5, Class C (USD), 4.69%, 10/15/2045 (b)	90,000	95,793
		5,552,134
Total Commercial Mortgage-Backed Securities		5,552,134
RESIDENTIAL MORTGAGE-BACKED SECURITIES (5.5%)
UNITED KINGDOM (1.2%)
Holmes Master Issuer PLC
Series 2011-3A, Class A6 (USD), 2.09%, 10/15/2054 (a)(b)	250,000	260,865
Series 2012-1A, Class A2 (USD), 1.99%, 10/15/2054 (a)(b)	275,000	282,008
Permanent Master Issuer PLC, Series 2011-2A, Class 1A3 (USD), 1.94%, 7/15/2042 (a)(b)	250,000	258,006
Silverstone Master Issuer PLC, Series 2012-1A, Class 2A1 (USD), 1.97%, 1/21/2055 (a)(b)	460,000	478,470
		1,279,349

See accompanying notes to financial statements.

Annual Report 2012

16

Statement of Investments (continued)

October 31, 2012

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
UNITED STATES (4.3%)
Banc of America Funding Corp., Series 2009-R6, Class 3A1 (USD), 2.38%, 1/26/2037 (a)(b)	$166,662	$164,018
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 4.71%, 12/26/2037 (a)(b)	569,286	564,491
Citigroup Mortgage Loan Trust, Inc.
Series 2009-5, Class 7A1 (USD), 0.56%, 7/25/2036 (a)(b)	296,918	279,066
Series 2009-6, Class 11A1 (USD), 0.56%, 5/25/2037 (a)(b)	171,230	166,115
Series 2009-6, Class 4A1 (USD), 2.82%, 4/25/2037 (a)(b)	237,521	241,448
Series 2009-6, Class 6A1 (USD), 0.46%, 7/25/2036 (a)(b)	615,387	579,351
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 6A1 (USD), 6.00%, 5/27/2037 (a)	305,751	313,454
Series 2009-2R, Class 2A5 (USD), 2.47%, 6/26/2037 (a)(b)	288,796	286,225
Series 2009-3R, Class 25A1 (USD), 3.02%, 7/27/2036 (a)(b)	398,738	401,194
Series 2009-3R, Class 28A1 (USD), 3.03%, 8/27/2037 (a)(b)	118,935	118,599
FREMF Mortgage Trust, Series 2012-K501, Class C (USD), 3.49%, 11/25/2046 (a)(b)	177,000	172,834
JP Morgan Re-Remic
Series 2009-7, Class 11A1 (USD), 2.99%, 9/27/2036 (a)(b)	255,377	251,386
Series 2009-7, Class 13A1 (USD), 3.08%, 6/27/2037 (a)(b)	199,358	196,808
Series 2009-7, Class 14A1 (USD), 2.60%, 7/27/2037 (a)(b)	600,128	593,545
Series 2009-7, Class 1A1 (USD), 2.90%, 8/27/2037 (a)(b)	268,788	266,527
Series 2009-7, Class 2A1 (USD), 6.00%, 2/27/2037 (a)(b)	81,239	83,083
MASTR Asset Securitization Trust, Series 2003-8, Class 3A13 (USD), 5.25%, 9/25/2033	92,066	92,864
		4,771,008
Total Residential Mortgage-Backed Securities		6,050,357
CORPORATE BONDS (30.1%)
AUSTRALIA (1.9%)
Commercial Banks (1.6%)
Australia & New Zealand Banking Group Ltd. (USD), 1.88%, 10/06/2017	300,000	306,820
Commonwealth Bank of Australia
(USD), 1.25%, 9/18/2015	250,000	252,259
(USD), 1.90%, 9/18/2017	310,000	314,929
National Australia Bank Ltd. (USD), 1.60%, 8/07/2015	250,000	254,143
Westpac Banking Corp.
(USD), 1.13%, 9/25/2015	335,000	337,335
(USD), 4.88%, 11/19/2019	280,000	323,624
		1,789,110
Metals & Mining (0.3%)
Newcrest Finance Pty Ltd. (USD), 4.20%, 10/01/2022 (a)	$115,000	$117,942
Rio Tinto Finance USA Ltd. (USD), 6.50%, 7/15/2018	175,000	219,483
		337,425
		2,126,535
CANADA (0.5%)
Metals & Mining (0.5%)
Barrick Gold Corp. (USD), 5.25%, 4/01/2042	250,000	281,546
Teck Resources Ltd. (USD), 6.25%, 7/15/2041	50,000	56,928
Xstrata Finance Canada Ltd. (USD), 4.00%, 10/25/2022 (a)	205,000	205,903
		544,377
CAYMAN ISLANDS (0.8%)
Computers & Peripherals (0.6%)
Seagate HDD Cayman (USD), 6.88%, 5/01/2020	180,000	187,650
Seagate Technology International (USD), 10.00%, 5/01/2014 (a)	413,000	448,105
		635,755
Oil, Gas & Consumable Fuels (0.2%)
Noble Holding International Ltd. (USD), 2.50%, 3/15/2017	270,000	279,674
		915,429
FRANCE (0.9%)
Beverages (0.4%)
Pernod-Ricard SA (USD), 4.45%, 1/15/2022 (a)	350,000	392,715
Oil, Gas & Consumable Fuels (0.5%)
Total Capital International SA
(USD), 1.50%, 2/17/2017	275,000	279,785
(USD), 1.55%, 6/28/2017	215,000	219,562
(USD), 2.70%, 1/25/2023	100,000	103,575
		602,922
		995,637
ISRAEL (0.2%)
Pharmaceutical (0.2%)
Teva Pharmaceutical Finance IV BV (USD), 3.65%, 11/10/2021	215,000	234,010
JAPAN (0.3%)
Commercial Banks (0.3%)
Mizuho Corporate Bank Ltd. (USD), 2.95%, 10/17/2022 (a)	300,000	299,150
LUXEMBOURG (0.2%)
Miscellaneous Manufacturing (0.2%)
Pentair Finance SA (USD), 3.15%, 9/15/2022 (a)	160,000	160,714
NETHERLANDS (0.4%)
Commercial Banks (0.2%)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (USD), 3.38%, 1/19/2017	190,000	204,343

See accompanying notes to financial statements.

2012 Annual Report

17

Statement of Investments (continued)

October 31, 2012

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (0.2%)
Shell International Finance BV (USD), 2.38%, 8/21/2022	$260,000	$265,462
		469,805
NEW ZEALAND (0.2%)
Commercial Banks (0.2%)
ANZ National Int’l Ltd. (USD), 1.85%, 10/15/2015 (a)	200,000	203,570
UNITED KINGDOM (2.4%)
Commercial Banks (0.3%)
Royal Bank of Scotland Group PLC (USD), 2.55%, 9/18/2015	275,000	281,906
Diversified Financial Services (0.2%)
RBS Citizens Financial Group, Inc. (USD), 4.15%, 9/28/2022 (a)	200,000	201,027
Electric Utilities (0.1%)
Western Power Distribution Holdings Ltd. (USD), 7.25%, 12/15/2017 (a)	100,000	119,134
Metals & Mining (0.8%)
Anglo American Capital PLC
(USD), 2.63%, 4/03/2017 (a)	400,000	402,480
(USD), 2.63%, 9/27/2017 (a)	120,000	120,264
Rio Tinto Finance USA PLC (USD), 1.63%, 8/21/2017	400,000	401,839
		924,583
Oil, Gas & Consumable Fuels (1.0%)
BG Energy Capital PLC
(USD), 2.50%, 12/09/2015 (a)	280,000	293,377
(USD), 4.00%, 10/15/2021 (a)	200,000	224,489
BP Capital Markets PLC
(USD), 2.25%, 11/01/2016	220,000	229,874
(USD), 1.85%, 5/05/2017	350,000	360,420
		1,108,160
		2,634,810
UNITED STATES (22.3%)
Advertising (0.1%)
Interpublic Group of Cos., Inc. (USD), 10.00%, 7/15/2017	145,000	160,044
Beverages (0.5%)
Anheuser-Busch InBev Worldwide, Inc. (USD), 0.80%, 7/15/2015	505,000	506,480
Biotechnology (0.3%)
Life Technologies Corp. (USD), 6.00%, 3/01/2020	235,000	281,264
Chemicals (0.3%)
CF Industries, Inc.
(USD), 6.88%, 5/01/2018	170,000	208,757
(USD), 7.13%, 5/01/2020	120,000	152,096
		360,853
Commercial Banks (2.2%)
AgriBank FCB, Series AI (USD), 9.13%, 7/15/2019	$250,000	$330,884
Bank of America Corp. (USD), 1.50%, 10/09/2015	375,000	375,427
Citigroup, Inc.
(USD), 5.00%, 9/15/2014	65,000	68,807
(USD), 2.25%, 8/07/2015	335,000	343,676
(USD), 4.50%, 1/14/2022	270,000	298,066
JPMorgan Chase & Co.
(USD), 4.35%, 8/15/2021	180,000	201,187
(USD), 3.25%, 9/23/2022	280,000	287,005
Wells Fargo & Co. (USD), 1.50%, 7/01/2015	495,000	503,167
		2,408,219
Commercial Services & Supplies (0.7%)
ADT Corp. (USD), 2.25%, 7/15/2017 (a)	250,000	252,055
Block Financial LLC (USD), 5.50%, 11/01/2022	265,000	268,392
ERAC USA Finance LLC (USD), 1.40%, 4/15/2016 (a)	115,000	115,968
Moody’s Corp. (USD), 4.50%, 9/01/2022	135,000	145,146
		781,561
Computers & Peripherals (0.3%)
International Business Machines Corp. (USD), 1.95%, 7/22/2016	300,000	313,554
Diversified Financial Services (5.1%)
American Honda Finance Corp. (USD), 1.45%, 2/27/2015 (a)	415,000	420,828
Blackstone Holdings Finance Co. LLC
(USD), 6.63%, 8/15/2019 (a)	305,000	356,315
(USD), 4.75%, 2/15/2023 (a)	175,000	187,702
Ford Motor Credit Co. LLC
(USD), 4.21%, 4/15/2016	550,000	585,758
(USD), 3.00%, 6/12/2017	265,000	271,013
General Electric Capital Corp. / LJ VP Holdings LLC
(USD), 1.63%, 7/02/2015	350,000	356,001
Series B (USD), 6.25%, 12/15/2022 (b)(c)	200,000	218,006
HSBC Finance Corp. (USD), 5.50%, 1/19/2016	525,000	582,886
International Lease Finance Corp. (USD), 6.50%, 9/01/2014 (a)	510,000	548,250
Legg Mason, Inc. (USD), 5.50%, 5/21/2019 (a)	170,000	186,758
Raymond James Financial, Inc. (USD), 5.63%, 4/01/2024	240,000	266,452
Santander Holdings USA, Inc. (USD), 3.00%, 9/24/2015	170,000	173,254
Toyota Motor Credit Corp.
(USD), 0.88%, 7/17/2015	435,000	437,032
(USD), MTN, 1.25%, 10/05/2017	250,000	249,821
Unilever Capital Corp. (USD), 0.45%, 7/30/2015	500,000	498,680
Utility Contract Funding LLC (USD), 7.94%, 10/01/2016 (a)	243,853	262,777
		5,601,533
Diversified Telecommunication Services (0.9%)
Cellco Partnership / Verizon Wireless Capital LLC (USD), 5.55%, 2/01/2014	470,000	498,154
Juniper Networks, Inc. (USD), 5.95%, 3/15/2041	95,000	112,090
Qwest Corp. (USD), 7.25%, 9/15/2025	125,000	148,336

See accompanying notes to financial statements.

Annual Report 2012

18

Statement of Investments (continued)

October 31, 2012

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
SBA Tower Trust (USD), 2.93%, 12/15/2017 (a)	$265,000	$271,885
		1,030,465
Electric Utilities (1.1%)
Appalachian Power Co., Series L (USD), 5.80%, 10/01/2035	110,000	133,268
Entergy Gulf States, Inc. (USD), 6.20%, 7/01/2033	214,000	214,524
Nisource Finance Corp. (USD), 5.25%, 2/15/2043	100,000	112,148
Oncor Electric Delivery Co. LLC (USD), 4.55%, 12/01/2041	150,000	153,070
Progress Energy, Inc. (USD), 3.15%, 4/01/2022	95,000	97,842
Public Service Co. of New Mexico (USD), 7.95%, 5/15/2018	180,000	218,276
SCANA Corp. (USD), MTN, 4.75%, 5/15/2021	150,000	164,462
Tampa Electric Co. (USD), 2.60%, 9/15/2022	120,000	123,309
		1,216,899
Electronics (0.3%)
Agilent Technologies, Inc. (USD), 6.50%, 11/01/2017	220,000	269,184
Jabil Circuit, Inc. (USD), 8.25%, 3/15/2018	55,000	64,900
		334,084
Energy Equipment & Services (0.8%)
El Paso Pipeline Partners Operating Co. LLC
(USD), 6.50%, 4/01/2020	180,000	220,399
(USD), 5.00%, 10/01/2021	85,000	96,241
Energy Transfer Partners LP
(USD), 6.13%, 2/15/2017	150,000	175,611
(USD), 5.20%, 2/01/2022	110,000	126,270
Enterprise Products Operating LLC (USD), 4.85%, 8/15/2042	90,000	96,931
Williams Partners LP (USD), 7.25%, 2/01/2017	180,000	221,389
		936,841
Food & Staples (0.2%)
CVS Caremark Corp. (USD), 5.75%, 5/15/2041	155,000	200,775
Gas Utilities (0.1%)
Sempra Energy (USD), 2.88%, 10/01/2022	150,000	153,764
Healthcare Providers & Services (0.6%)
Highmark, Inc. (USD), 6.13%, 5/15/2041 (a)	110,000	115,208
Humana, Inc. (USD), 6.30%, 8/01/2018	200,000	236,107
WellPoint, Inc.
(USD), 3.30%, 1/15/2023	115,000	118,954
(USD), 4.63%, 5/15/2042	130,000	138,064
		608,333
Housewares (0.5%)
Newell Rubbermaid, Inc. (USD), 2.00%, 6/15/2015	500,000	505,476
Insurance (1.4%)
ING US, Inc. (USD), 5.50%, 7/15/2022 (a)	175,000	190,248
Liberty Mutual Group, Inc. (USD), 6.50%, 5/01/2042 (a)	140,000	159,551
MetLife, Inc. (USD), 1.76%, 12/15/2017	170,000	172,769
Metropolitan Life Global Funding I (USD), 1.70%, 6/29/2015 (a)	490,000	500,500
Nationwide Mutual Insurance Co. (USD), 9.38%, 8/15/2039 (a)	$130,000	$188,455
Transatlantic Holdings, Inc. (USD), 5.75%, 12/14/2015	300,000	333,925
		1,545,448
Media (1.6%)
CBS Corp. (USD), 8.88%, 5/15/2019	255,000	350,940
DIRECTV Holdings LLC (USD), 5.88%, 10/01/2019	205,000	245,236
Discovery Communications LLC (USD), 6.35%, 6/01/2040	115,000	152,313
NBCUniversal Media LLC
(USD), 4.38%, 4/01/2021	225,000	257,607
(USD), 2.88%, 1/15/2023	310,000	312,437
Time Warner Cable, Inc. (USD), 4.00%, 9/01/2021	295,000	327,708
Time Warner, Inc. (USD), 6.10%, 7/15/2040	70,000	89,283
		1,735,524
Metals & Mining (0.2%)
Newmont Mining Corp. (USD), 4.88%, 3/15/2042	215,000	226,011
Miscellaneous Manufacturing (0.6%)
General Electric Co.
(USD), 0.85%, 10/09/2015	270,000	270,546
(USD), 2.70%, 10/09/2022	400,000	402,219
		672,765
Office/Business Equipment (0.8%)
Xerox Corp. (USD), MTN, 7.20%, 4/01/2016	760,000	879,531
Oil & Gas Services (0.4%)
Cameron International Corp. (USD), 1.60%, 4/30/2015	250,000	254,091
FMC Technologies, Inc. (USD), 3.45%, 10/01/2022	180,000	185,434
		439,525
Oil, Gas & Consumable Fuels (0.8%)
Anadarko Petroleum Corp. (USD), 6.38%, 9/15/2017	170,000	206,085
Apache Corp. (USD), 4.75%, 4/15/2043	110,000	130,042
Devon Energy Corp. (USD), 4.75%, 5/15/2042	40,000	45,243
Marathon Petroleum Corp. (USD), 5.13%, 3/01/2021	140,000	165,079
Noble Energy, Inc. (USD), 6.00%, 3/01/2041	95,000	120,121
Occidental Petroleum Corp. (USD), 1.50%, 2/15/2018	100,000	101,988
Rowan Cos., Inc. (USD), 7.88%, 8/01/2019	100,000	124,990
		893,548
Paper & Forest Products (0.4%)
Georgia-Pacific LLC (USD), 8.00%, 1/15/2024	235,000	329,931
International Paper Co. (USD), 7.95%, 6/15/2018	105,000	136,541
		466,472
Pharmaceutical (0.4%)
Medco Health Solutions, Inc. (USD), 7.13%, 3/15/2018	160,000	203,211
Novartis Capital Corp. (USD), 2.40%, 9/21/2022	230,000	233,528
		436,739

See accompanying notes to financial statements.

2012 Annual Report

19

Statement of Investments (continued)

October 31, 2012

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Real Estate (0.2%)
Boston Properties LP (USD), 5.88%, 10/15/2019	$205,000	$246,161
Retail (0.2%)
Walgreen Co. (USD), 3.10%, 9/15/2022	200,000	203,646
Semiconductors (0.4%)
Texas Instruments, Inc. (USD), 0.45%, 8/03/2015	454,000	453,629
Software (0.2%)
Oracle Corp. (USD), 2.50%, 10/15/2022	260,000	264,692
Trucking & Leasing (0.7%)
Penske Truck Leasing Co. LP
(USD), 2.50%, 3/15/2016 (a)	245,000	244,175
(USD), 3.75%, 5/11/2017 (a)	495,000	505,421
		749,596
		24,613,432
Total Corporate Bonds		33,197,469
MUNICIPAL BONDS (2.7%)
UNITED STATES (2.7%)
ARIZONA (0.1%)
Glendale Municipal Property Corp., Revenue Bonds, Series B (USD), 6.08%, 7/01/2025	95,000	110,303
CALIFORNIA (0.8%)
Bay Area Toll Authority Revenue Bonds (Build America Bonds), Series S1 (USD), 6.79%, 4/01/2030	290,000	368,706
San Diego County California Regional Transportation Commission Revenue Bonds (Build America Bonds) (USD), 5.91%, 4/01/2048	255,000	340,609
University of California General Obligation Unlimited Bonds, Series AD (USD), 4.86%, 5/15/2112	180,000	188,588
		897,903
GEORGIA (0.4%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 4/01/2057	370,000	445,487
ILLINOIS (0.7%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/2040	605,000	685,271
NEW YORK (0.7%)
New York City Municipal Water Finance Authority Revenue Bonds (Build America Bonds) (USD), 5.44%, 6/15/2043	470,000	598,202
Port Authority of New York & New Jersey Revenue Bonds (USD), 6.04%, 12/01/2029	145,000	183,267
		781,469
		2,920,433
Total Municipal Bonds		2,920,433
U.S. AGENCIES (37.4%)
UNITED STATES (37.4%)
Federal Home Loan Mortgage Corp.
Pool # G12121 (USD), 5.50%, 4/01/2021	$315,807	$344,247
Series 3835, Class VC (USD), 4.00%, 6/15/2022	266,980	282,472
Series 3793, Class LV (USD), 4.00%, 11/15/2023	160,457	169,280
Series 4057, Class VB (USD), 3.50%, 6/15/2025	475,113	524,579
Series 4073, Class VQ (USD), 4.00%, 6/15/2025	256,121	289,485
Series 4097, Class VA (USD), 3.50%, 8/15/2025	410,784	452,742
Series 4097, Class VT (USD), 3.50%, 8/15/2025	425,632	470,616
Pool # G14583 (USD), 3.00%, 10/01/2027	280,000	297,613
TBA (USD), 3.00%, 11/01/2027	200,000	209,781
Series 4097, Class GT (USD), 3.00%, 10/15/2031	292,637	312,564
Pool # C91442 (USD), 3.50%, 4/01/2032	340,250	367,341
Pool # C91482 (USD), 3.50%, 7/01/2032	293,929	313,750
Pool # G08028 (USD), 6.00%, 12/01/2034	114,255	127,117
Pool # G01840 (USD), 5.00%, 7/01/2035	305,859	332,675
Pool # G06788 (USD), 5.50%, 10/01/2035	244,384	268,160
Pool # A60299 (USD), 6.50%, 5/01/2037	878,782	996,384
Pool # A81046 (USD), 6.00%, 8/01/2038	95,432	105,549
Series 3864, Class AB (USD), 4.00%, 6/15/2039	272,808	296,827
Series 4077, Class MP (USD), 4.00%, 8/15/2040	440,788	486,941
Pool # A94362 (USD), 4.00%, 10/01/2040	496,520	544,197
Pool # A96374 (USD), 4.00%, 1/01/2041	469,261	513,148
Series 4029, Class ML (USD), 3.50%, 4/15/2041	424,661	453,275
Pool # Q03019 (USD), 4.00%, 9/01/2041	423,561	463,173
Series 3980, Class EP (USD), 5.00%, 1/15/2042	371,891	423,150
Pool # Q06531 (USD), 4.00%, 3/01/2042	305,807	330,967
Pool # Q08305 (USD), 3.50%, 5/01/2042	407,115	435,842
Pool # Q08765 (USD), 3.50%, 6/01/2042	355,824	380,823
Pool # Q09082 (USD), 3.50%, 6/01/2042	414,680	443,940
Pool # Q09912 (USD), 3.50%, 8/01/2042	657,088	703,453
Pool # Q10152 (USD), 3.50%, 8/01/2042	328,902	354,807
Pool # Q10154 (USD), 3.50%, 8/01/2042	643,016	688,991
Pool # Q11551 (USD), 3.50%, 9/01/2042	703,856	749,341
Federal National Mortgage Association
Series 2011-34, Class VA (USD), 4.00%, 6/25/2022	468,025	488,763
Pool # 993565 (USD), 4.00%, 4/01/2024	214,602	229,372
Pool # AL0302 (USD), 5.00%, 4/01/2024	206,087	223,910
Series 2012-38, Class VK (USD), 4.00%, 2/25/2025	236,374	266,775
Series 2012-98, Class VA (USD), 4.00%, 7/25/2025	356,409	403,382
Series 2012-86, Class VC (USD), 3.50%, 8/25/2025	221,551	243,769
Series 2012-93, Class VK (USD), 3.50%, 9/25/2025	178,163	196,094
Pool # AK6769 (USD), 3.50%, 3/01/2027	391,982	419,986
Pool # AK6972 (USD), 3.50%, 3/01/2027	277,194	299,475
Pool # AL1862 (USD), 3.00%, 4/01/2027	231,743	247,044
Pool # AO3007 (USD), 3.50%, 5/01/2027	319,009	341,800
Pool # AP5191 (USD), 3.00%, 9/01/2027	287,347	306,949
TBA (USD), 2.50%, 11/01/2027	565,000	591,308
Series 2008-85, Class EB (USD), 5.00%, 9/25/2028	314,637	341,277
Series 2012-84, Class QG (USD), 3.00%, 9/25/2031	415,265	439,815
Pool # AB5959 (USD), 3.00%, 8/01/2032	247,730	260,720
Pool # 555424 (USD), 5.50%, 5/01/2033	399,522	443,385
Series 2005-33, Class QD (USD), 5.00%, 1/25/2034	624,000	660,060
Pool # 357632 (USD), 5.50%, 10/01/2034	160,222	176,911

See accompanying notes to financial statements.

Annual Report 2012

20

Statement of Investments (continued)

October 31, 2012

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Pool # 190354 (USD), 5.50%, 12/01/2034	$422,733	$466,767
Pool # AL2627 (USD), 5.00%, 7/01/2037	1,010,000	1,109,552
Pool # 995050 (USD), 6.00%, 9/01/2037	208,891	232,086
Pool # 995049 (USD), 5.50%, 2/01/2038	233,217	257,218
Series 2010-56, Class BD (USD), 5.00%, 12/25/2038	225,000	244,199
Series 2011-76, Class PB (USD), 2.50%, 4/25/2039	347,095	359,260
Pool # AC8518 (USD), 5.00%, 12/01/2039	337,617	368,362
Series 2011-2, Class PD (USD), 4.00%, 12/25/2039	185,000	199,924
Series 2011-124, Class JM (USD), 4.00%, 2/25/2041	385,085	429,199
Series 2011-2, Class PL (USD), 4.00%, 2/25/2041	320,000	352,532
Series 2011-6, Class PH (USD), 4.00%, 2/25/2041	420,000	460,872
Series 2012-21, Class PJ (USD), 4.00%, 3/25/2041	364,782	391,314
Series 2012-67, Class KA (USD), 3.50%, 5/25/2041	385,836	417,715
Pool # AI0036 (USD), 4.50%, 7/01/2041	420,784	456,133
Pool # AI5595 (USD), 5.00%, 7/01/2041	276,116	306,092
Series 2012-38, Class PA (USD), 2.00%, 9/25/2041	369,841	373,598
Pool # AB3690 (USD), 4.00%, 10/01/2041	383,350	415,951
Pool # AJ1472 (USD), 4.00%, 10/01/2041	222,796	242,838
Pool # AJ7686 (USD), 4.00%, 12/01/2041	488,025	535,478
Pool # AK2818 (USD), 4.50%, 1/01/2042	184,117	202,029
Pool # AK3774 (USD), 4.00%, 3/01/2042	271,955	296,681
Pool # AK6299 (USD), 4.00%, 3/01/2042	676,983	735,827
Pool # AK4827 (USD), 3.50%, 4/01/2042	394,128	420,409
Pool # AO1877 (USD), 3.50%, 4/01/2042	267,356	285,183
Pool # AK6866 (USD), 4.00%, 4/01/2042	328,175	357,775
Pool # AK7900 (USD), 4.00%, 4/01/2042	356,806	390,078
Pool # AO2099 (USD), 4.00%, 5/01/2042	626,175	671,602
Pool # AO1797 (USD), 4.50%, 6/01/2042	445,331	496,102
Pool # AO8034 (USD), 3.50%, 7/01/2042	810,763	866,853
Pool # AO8719 (USD), 3.50%, 7/01/2042	467,661	500,137
Pool # AO9950 (USD), 4.00%, 7/01/2042	441,281	488,808
Pool # AO9937 (USD), 4.50%, 7/01/2042	519,006	575,420
Pool # AB6228 (USD), 3.50%, 9/01/2042	768,900	820,172
Pool # AP3966 (USD), 3.50%, 9/01/2042	354,142	382,764
Pool # AB6250 (USD), 4.00%, 9/01/2042	401,762	436,683
TBA (USD), 3.00%, 11/01/2042	1,470,000	1,541,433
TBA (USD), 3.50%, 11/01/2042	940,000	1,001,247
Series 2009-85, Class LC (USD), 4.50%, 10/25/2049	445,000	498,110
Government National Mortgage Association
Series 2011-45, Class VE (USD), 4.50%, 4/20/2022	292,122	308,443
Series 2012-16, Class VC (USD), 3.50%, 5/20/2023	213,955	236,173
Series 2009-13, Class ND (USD), 4.50%, 2/16/2033	125,166	132,278
Series 2012-3, Class LA (USD), 3.50%, 3/20/2038	468,107	498,287
Series 2010-128, Class JC (USD), 4.00%, 6/20/2039	180,000	200,852
Series 2012-52, Class PM (USD), 3.50%, 12/20/2039	$283,981	$304,244
Pool # 783356 (USD), 6.00%, 6/20/2041	154,943	175,580
Pool # 769101 (USD), 4.00%, 7/20/2041	449,719	489,919
Pool # AP9907 (USD), 3.50%, 10/01/2042	510,000	551,219
		41,197,423
Total U.S. Agencies		41,197,423
U.S. TREASURIES (14.5%)
UNITED STATES (14.5%)
U.S. Treasury Bond (USD), 3.00%, 5/15/2042	4,023,000	4,155,634
U.S. Treasury Notes
(USD), 0.50%, 5/31/2013 (d)	50,000	50,094
(USD), 0.25%, 9/30/2014	6,880,000	6,875,432
(USD), 0.25%, 10/15/2015	885,000	881,612
(USD), 0.63%, 9/30/2017	1,287,000	1,282,475
(USD), 0.75%, 10/31/2017	160,000	160,275
(USD), 1.00%, 9/30/2019	1,465,000	1,453,670
(USD), 1.63%, 8/15/2022	1,179,000	1,172,553
		16,031,745
Total U.S. Treasuries		16,031,745
REPURCHASE AGREEMENT (6.5%)
UNITED STATES (6.5%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $7,209,030, collateralized by U.S. Treasury Notes, maturing 5/31/2018—8/15/2021; market value of $7,356,388	$7,209,000	7,209,000
Total Repurchase Agreement		7,209,000
Total Investments (Cost $112,976,522) (e)—105.3%		116,114,975

Liabilities in excess of other assets—(5.3)%		(5,856,071)
Net Assets—100.0%		$110,258,904

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2012.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	A security or a portion of the security was used to cover the margin requirement for futures contracts.
(e)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
MTN	Medium Term Note
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
USD	U.S. Dollar

See accompanying notes to financial statements.

2012 Annual Report

21

Statement of Investments (concluded)

October 31, 2012

Aberdeen Core Fixed Income Fund

At October 31, 2012, the Fund held the following futures contracts:

Futures Contract	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation
United States Treasury Note 6%-5 year	UBS	(18)	12/31/2012	$(1,873)

See accompanying notes to financial statements.

Annual Report 2012

22

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

The Aberdeen Emerging Markets Debt Local Currency Fund (Class A shares at net asset value net of fees) returned 7.05% for the 12-month period ended October 31, 2012, versus the 7.25% return of its benchmark, the J.P. Morgan GBI EM Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Local Currency Debt Funds (consisting of 71 funds) was 7.28% for the same period.

Emerging market debt performed well over the 12–month period ended October 31, 2012, with J.P. Morgan GBI EM Global Diversified Index gaining 7.25%. The Peruvian New Sol was the strongest-performing currency in nominal terms, while the Philippine peso, Chilean peso and Colombian peso also posted gains. The Brazilian real was the worst-performing currency, with the Indian rupee and South African rand also showing significant depreciation. Over the year, all regions posted positive returns, but performance was uneven. Latin America was the top performer. Emerging Europe showed significant underperformance in late 2011 on the back of the Eurozone debt crisis, but outperformed all other regions during the reporting period. Asia and Africa provided much lower returns over the year. Regarding country performance, the Philippines and Brazil posted the highest returns, while Thailand, despite recording a positive return, was the main laggard. Market sentiment was buoyed in the fourth quarter of 2011 when six central banks lowered U.S. dollar liquidity provisions by 50 basis points and China announced it would reduce its reserve requirement ratio by an equal amount. Further Eurozone concerns surfaced at the end of 2011 due to a lack of further policy measures from the European Union (EU) summit. U.S. Treasuries rallied as a result, although emerging market bond returns remained positive for the quarter. Global risk appetite improved at the start of 2012 due to the European Central Bank (ECB) injecting liquidity via two Long Term Refinancing Operations in December 2011 and February 2012, and the U.S. Federal Reserve (Fed) providing a dovish interest rate outlook in January. In addition, the People’s Bank of China (PBoC) announced its first 0.5% reserve requirement ratio cut in 2012 in response to slowing global economic growth indicators. The Fed’s announcement of an extension of “Operation Twist,” in which the central bank sought to reduce long-term interest rates by purchasing longer-term government securities while selling securities at the front end of the yield curve, and a surprisingly positive outcome from the EU summit helped to further boost market sentiment in the second quarter of 2012. Emerging market debt finished the year on an upturn, posting gains in the third quarter of 2012 spurred by the commitment and delivery of quantitative easing by major central banks. The ECB announced a new Outright Monetary Transactions program, The Fed made a commitment to further quantitative easing measures, and Germany’s constitutional court ratified the Eurozone bailout package.

Fund performance for the reporting period was hindered mainly by an underweight position relative to the benchmark in Hungary. The underweight positions in Mexico, Peru and South Africa also detracted from Fund performance.

An overweight position relative to its benchmark, the JPMorgan GBI-EM Global Diversified Index, in Turkey was the primary contributor to Fund performance over the annual period. Overweight exposure to Uruguay and underweight allocations to Thailand and Poland also had a positive impact on Fund performance for the period.

Over the reporting period, we added to the Fund’s position in Mexico both in bonds and currency, and reduced the portfolio’s exposure to the Chilean peso. We applied caution to the Fund’s European exposure in light of the ongoing uncertainty in the Eurozone peripheral countries (i.e., Portugal, Italy, Ireland, Greece, and Spain), and traded tactically in Hungarian rates and currency depending on the evolution of the negotiations with the European Commission and International Monetary Fund. We reduced the Fund’s exposure to the Russian ruble towards the end of 2011 in an effort to avoid the turbulence surrounding the nation’s parliamentary and presidential elections, and increased the position in the second half of 2012 on what we viewed as a more constructive economic outlook. In mid-2012, we shortened the Fund’s duration in Thailand and Uruguay, as we believed that the yield curves in those markets were too flat. Conversely, we increased the portfolio’s duration in Malaysia. Near the end of the annual period, we initiated a position in Indian rupee on the back of positive policy announcements directed at foreign direct investment and fuel subsidies.

At the end of the annual period, the Fund remained underweight versus the benchmark JPMorgan GBI-EM Global Diversified Index in Asia and Eastern Europe, while there were overweight positions in Latin America and Africa.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund’s investments in high-yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss. Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

2012 Annual Report

23

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2012)		1 Yr.	Inception[1]
Class A	w/o SC	7.05%	0.71%
	w/SC2	2.53%	(2.14%	)
Class C	w/o SC	6.13%	(0.12%	)
	w/SC3	5.13%	(0.12%	)
Class R4	w/o SC	6.79%	0.45%
Institutional Service Class[4]	w/o SC	7.26%	0.88%
Institutional Class[4]	w/o SC	7.26%	0.88%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Fund commenced operations on May 2, 2011.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge.

Annual Report 2012

24

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Debt Local Currency Fund, J.P. Morgan Government Bond Index Emerging Markets (GBI EM) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan GBI EM Global Diversified Index is a market capitalization-weighted index that measures the performance of local currency denominated, fixed rate, government debt issued in emerging markets countries including: Brazil, Chile, Columbia, Hungary, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Thailand, and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Government Bonds	73.5%
Corporate Bonds	20.5%
Repurchase Agreement	3.8%
Other assets in excess of liabilities	2.2%
100.0%

Top Industries
Commercial Banks	11.6%
Oil, Gas & Consumable Fuels	5.7%
Transportation	2.7%
Chemicals	0.5%
Other	79.5%
100.0%

Top Holdings*
Turkey Government Bond 1/15/2020	5.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA, Series REGS 2/17/2017	4.5%
Hungary Government Bond, Series 15\C 8/24/2015	4.3%
Indonesia Treasury Bond, Series FR54 7/15/2031	4.3%
Banco Votorantim SA, Series REGS 5/16/2016	4.3%
Mexico Fixed Rate Bonds, Series M20 6/03/2027	3.9%
Turkey Government Bond 6/17/2015	3.8%
South Africa Government Bond, Series R186 12/21/2026	3.7%
Gazprom OAO Via RBS AG, Series REGS 3/01/2013	3.1%
Poland Government Bond, Series 1017 10/25/2017	2.9%
Other	59.9%
100.0%

Top Countries
South Africa	11.6%
Mexico	11.4%
Turkey	11.1%
Russia	10.3%
Brazil	8.5%
Poland	7.7%
Thailand	6.8%
Indonesia	6.5%
Malaysia	4.8%
Hungary	4.3%
Other	17.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2012 Annual Report

25

Statement of Investments

October 31, 2012

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (20.5%)
BRAZIL (4.3%)
Commercial Banks (4.3%)
Banco Votorantim SA, Series REGS (BRL), EMTN, 6.25%, 5/16/2016 (a)(b)	$2,350,000	$1,303,637
CHINA (0.5%)
Chemicals (0.5%)
Sinochem Offshore Capital Co. Ltd. (CNH), 1.80%, 1/18/2014	1,000,000	156,796
MEXICO (2.6%)
Oil, Gas & Consumable Fuels (2.6%)
Petroleos Mexicanos (MXN), 9.10%, 1/27/2020	9,300,000	809,007
RUSSIA (10.3%)
Commercial Banks (4.5%)
Russian Agricultural Bank OJSC Via RSHB Capital SA, Series REGS (RUB), 8.63%, 2/17/2017 (a)	42,000,000	1,375,875
Oil, Gas & Consumable Fuels (3.1%)
Gazprom OAO Via RBS AG, Series REGS (USD), 9.63%, 3/01/2013 (a)	920,000	941,620
Transportation (2.7%)
RZD Capital Ltd., Series REGS (RUB), 8.30%, 4/02/2019 (a)	25,000,000	811,002
		3,128,497
THAILAND (2.8%)
Commercial Banks (2.8%)
Bank of Thailand, Series 3YR (THB), 3.40%, 9/08/2014	26,200,000	862,300
Total Corporate Bonds		6,260,237
GOVERNMENT BONDS (73.5%)
ARGENTINA (2.7%)
Republic of Argentina, Series VII (USD), 7.00%, 9/12/2013	900,000	828,600
BRAZIL (4.2%)
Brazilian Government International Bond
(BRL), 12.50%, 1/05/2022	1,030,000	758,155
(BRL), 10.25%, 1/10/2028	840,000	535,585
		1,293,740
HUNGARY (4.3%)
Hungary Government Bond, Series 15\C (HUF), 7.75%, 8/24/2015	278,200,000	1,317,369
INDONESIA (6.5%)
Indonesia Treasury Bond
Series FR48 (IDR), 9.00%, 9/15/2018	580,000,000	70,805
Series FR53 (IDR), 8.25%, 7/15/2021	365,000,000	44,552
Series FR43 (IDR), 10.25%, 7/15/2022	3,494,000,000	480,000
Series FR54 (IDR), 9.50%, 7/15/2031	9,556,000,000	1,317,091
Series FR58 (IDR), 8.25%, 6/15/2032	450,000,000	55,846
		1,968,294

	Shares or Principal Amount	Value
MALAYSIA (4.8%)
Malaysia Government Bond
Series 0210 (MYR), 4.01%, 9/15/2017	$900,000	$305,735
Series 0511 (MYR), 3.58%, 9/28/2018	890,000	296,413
Series 0111 (MYR), 4.16%, 7/15/2021	900,000	309,507
Series 0112 (MYR), 3.42%, 8/15/2022	1,700,000	555,657
		1,467,312
MEXICO (8.8%)
Mexico Fixed Rate Bonds
Series M10 (MXN), 7.25%, 12/15/2016	7,000,000	576,675
Series M10 (MXN), 8.50%, 12/13/2018	5,800,000	515,500
Series M20 (MXN), 10.00%, 12/05/2024	3,800,000	400,885
Series M20 (MXN), 7.50%, 6/03/2027	13,800,000	1,206,011
		2,699,071
NIGERIA (2.0%)
Nigeria Government Bond (NGN), 15.10%, 4/27/2017	45,400,000	306,116
Nigeria Treasury Bill (NGN), 0.00%, 6/27/2013 (c)	53,000,000	309,530
		615,646
PERU (1.9%)
Peru Government Bond (PEN), 7.84%, 8/12/2020	1,180,000	563,477
POLAND (7.7%)
Poland Government Bond
Series 0413 (PLN), 5.25%, 4/25/2013	2,300,000	724,007
Series 0416 (PLN), 5.00%, 4/25/2016	800,000	258,594
Series 1017 (PLN), 5.25%, 10/25/2017	2,680,000	881,483
Series 1021 (PLN), 5.75%, 10/25/2021	1,000,000	341,409
Series 0922 (PLN), 5.75%, 9/23/2022	400,000	137,228
		2,342,721
QATAR (1.7%)
Qatar Government International Bond, Series REGS (USD), 5.15%, 4/09/2014 (a)	500,000	531,250
SOUTH AFRICA (11.6%)
Eskom Holdings Ltd., Series E170 (ZAR), 13.50%, 8/01/2021	4,500,000	734,403
South Africa Government Bond
Series 157 (ZAR), 13.50%, 9/15/2015	1,450,000	202,424
Series R203 (ZAR), 8.25%, 9/15/2017	3,900,000	494,938
Series 204 (ZAR), 8.00%, 12/21/2018	1,300,000	163,921
Series R186 (ZAR), 10.50%, 12/21/2026	7,900,000	1,126,005
Series R213 (ZAR), 7.00%, 2/28/2031	8,000,000	809,734
		3,531,425
THAILAND (4.0%)
Thailand Government Bond
(THB), 5.25%, 5/12/2014	3,300,000	111,435
(THB), 2.80%, 10/10/2017	24,800,000	796,802
(THB), 1.20%, 7/14/2021 (b)	8,913,986	297,068
		1,205,305

See accompanying notes to financial statements.

Annual Report 2012

26

Statement of Investments (continued)

October 31, 2012

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value
TURKEY (11.1%)
Turkey Government Bond
Series CPI (TRY), 7.00%, 10/01/2014 (b)	$286,606	$181,778
(TRY), 10.00%, 6/17/2015	1,950,000	1,164,017
(TRY), 9.00%, 1/27/2016	720,000	421,757
(TRY), 10.50%, 1/15/2020	2,520,000	1,615,330
		3,382,882
URUGUAY (2.2%)
Uruguay Government International Bond
(UYU), 5.00%, 9/14/2018 (b)	10,466,436	605,993
(UYU), 4.25%, 4/05/2027 (b)	1,060,905	62,366
		668,359
Total Government Bonds		22,415,451
REPURCHASE AGREEMENT (3.8%)
UNITED STATES (3.8%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $1,158,005, collateralized by U.S. Treasury Note, maturing 5/31/2018; total market value of $1,182,650	$1,158,000	1,158,000
Total Repurchase Agreement		1,158,000
Total Investments (Cost $29,577,293) (d)—97.8%		29,833,688

Other assets in excess of liabilities—2.2%		680,907
Net Assets—100.0%		$30,514,595

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Inflation linked security.
(c)	Issued with a zero coupon.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
CNH	Chinese Yuan Renminbi Offshore
EMTN	Euro Medium Term Note
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	New Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying notes to financial statements.

2012 Annual Report

27

Statement of Investments (concluded)

October 31, 2012

Aberdeen Emerging Markets Debt Local Currency Fund

At October 31, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
12/05/2012	UBS	BRL	1,948,000	USD	940,027	$955,253	$15,226
Indian Rupee/United States Dollar
12/05/2012	JPMorgan Chase	INR	17,304,000	USD	307,735	319,694	11,959
12/05/2012	Royal Bank of Scotland	INR	17,042,000	USD	310,974	314,854	3,880
Indonesian Rupiah/United States Dollar
12/05/2012	UBS	IDR	4,690,063,000	USD	481,146	486,915	5,769
Malaysian Ringgit/United States Dollar
12/05/2012	Deutsche Bank	MYR	655,000	USD	215,496	214,723	(773)
12/05/2012	Royal Bank of Scotland	MYR	6,344,000	USD	2,019,096	2,079,695	60,599
Mexican Peso/United States Dollar
1/24/2013	Citibank	MXN	10,265,000	USD	793,847	777,703	(16,144)
New Russian Ruble/United States Dollar
12/05/2012	Barclays Bank	RUB	22,635,000	USD	714,433	717,509	3,076
12/05/2012	Royal Bank of Scotland	RUB	20,652,000	USD	642,475	654,649	12,174
Polish Zloty/United States Dollar
1/24/2013	Citibank	PLN	1,553,000	USD	490,487	482,164	(8,323)
South Korean Won/United States Dollar
12/05/2012	UBS	KRW	688,195,000	USD	602,080	630,327	28,247
						$7,633,486	$115,690

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
12/05/2012	Barclays Bank	USD	311,371	BRL	638,000	$312,860	$(1,489)
12/05/2012	Royal Bank of Scotland	USD	233,520	BRL	480,000	235,381	(1,861)
United States Dollar/Hungarian Forint
1/24/2013	Credit Suisse	USD	456,489	HUF	97,706,000	442,734	13,755
United States Dollar/Indian Rupee
12/05/2012	UBS	USD	37,842	INR	2,022,000	37,357	485
United States Dollar/Indonesian Rupiah
12/05/2012	UBS	USD	43,641	IDR	422,400,000	43,853	(212)
United States Dollar/Malaysian Ringgit
12/05/2012	JPMorgan Chase	USD	110,332	MYR	340,000	111,459	(1,127)
United States Dollar/New Russian Ruble
12/05/2012	Citibank	USD	112,617	RUB	3,490,000	110,630	1,987
12/05/2012	Royal Bank of Scotland	USD	117,175	RUB	3,766,000	119,379	(2,204)
12/05/2012	UBS	USD	78,894	RUB	2,609,000	82,703	(3,809)
United States Dollar/Peruvian Nuevo Sol
12/05/2012	JPMorgan Chase	USD	400,606	PEN	1,057,000	407,279	(6,673)
12/05/2012	Royal Bank of Scotland	USD	122,413	PEN	322,000	124,072	(1,659)
United States Dollar/South African Rand
1/24/2013	Credit Suisse	USD	172,721	ZAR	1,514,000	172,513	208
United States Dollar/Thai Baht
1/24/2013	Credit Suisse	USD	1,479,133	THB	45,599,000	1,480,367	(1,234)
United States Dollar/Turkish Lira
1/24/2013	Credit Suisse	USD	688,003	TRY	1,253,000	691,604	(3,601)
						$4,372,191	$(7,434)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

Annual Report 2012

28

Aberdeen Global Fixed Income Fund (Unaudited)

The Aberdeen Global Fixed Income Fund (Class A shares at net asset value net of fees) returned 3.56% for the 12-month period ended October 31, 2012, versus 3.54% for its benchmark, the Barclays Capital Global Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Income Funds (consisting of 191 funds) was 6.64% for the period.

Global fixed income markets were volatile over the annual period, with concerns over global economic growth and the Eurozone fiscal crisis being the key market drivers. Peripheral Eurozone countries (i.e., Portugal, Italy, Ireland, Greece, and Spain) continued to come under pressure from bond investors concerned over levels of government indebtedness and the capital adequacy of certain sectors of the banking industry. Both the Greek government and Spanish banking system received bailout packages from the International Monetary Fund and European Union. Global central banks were in easing mode over the period in the U.S., UK, and Japan, while non-standard measures by the European Central Bank (ECB) helped calm bond markets. Although credit markets were frequently buffeted by peripheral market concerns, valuations improved significantly following the announcement of the Outright Monetary Transactions (OMT) program from the ECB. With government interest rates at all-time lows, investors sought relatively higher-yielding asset classes, and credit spreads therefore contracted materially over the period.

Our decision to hold an overweight exposure to credit risk had the most notable positive impact on both the absolute and relative performance of the Fund for the reporting period. Those securities with subordinated structures (in which “junior” debt securities are repaid only after other more “senior” debt in the event of a company’s liquidation or bankruptcy) were the strongest performers; these typically were securities held in the financials sector. The Fund also held positions in non-agency mortgages, which are not represented in the benchmark Barclays Capital Global Aggregate Bond Index, generating positive performance throughout the annual period. Active management of the currency exposure through the use of currency forward contracts resulted in a relative gain, with the majority of return coming from tactical trading of the U.S. dollar versus the euro and Mexican peso, and long exposure to the Australian dollar versus the U.S. dollar.

We used interest rate futures during the annual period to implement a short duration target relative to the benchmark Barclays Capital Global Aggregate Bond Index. The Fund’s duration positioning detracted from performance over the period. Weaker-than-expected economic growth, combined with flight-to-quality purchases of “risk-free” assets provided strong support to core government bond markets. The rationale for targeting a shorter duration relative to the benchmark Barclays Capital Global Aggregate Bond Index was our belief that government bonds represented poor value. Bonds continued to rally despite negative real yields (after inflation), and the duration position subsequently caused the Fund to underperform relative to the benchmark.

During the reporting period, we closed the Fund’s underweight duration position. We also used the strong rally in the credit market later in the period to reduce credit exposure, particularly to European financial names and subordinated structures.

The Fund has a modest underweight to government securities relative to its benchmark, the Barclays Capital Global Aggregate Bond Index, and a slight overweight to credit bonds. The Fund’s duration is marginally longer than that of the benchmark in Germany. Within the credit sector, the Fund has overweight exposure to financials, industrials, asset-backed securities and securitized debt, and underweight exposure to government-related and U.S. agency mortgage bonds. In terms of currency exposure, the Fund is overweight the Mexican peso versus the U.S. dollar and overweight the Norwegian krone versus the Swedish krona.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

2012 Annual Report

29

Aberdeen Global Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	3.56%		5.34%	6.00%
	w/SC2	(0.88%	)	4.42%	5.54%
Class C	w/o SC	2.90%		4.58%	5.45%
	w/SC3	1.90%		4.58%	5.45%
Institutional Service Class[4,5]	w/o SC	3.64%		5.56%	6.23%
Institutional Class[4,6]	w/o SC	3.93%		5.63%	6.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to July 20, 2009 reflect the performance of the predecessor fund, (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Institutional Service Class performance presented reflects the performance of Common Class shares of the Predecessor Fund.
6	Returns before the first offering of the Institutional Class Shares (July 20, 2009) are based on the previous performance of the Institutional Service Class Shares. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class shares would only differ to the extent of the differences in expenses of the two classes.

Annual Report 2012

30

Aberdeen Global Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Fixed Income Fund, the Barclays Capital Global Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Global Aggregate Bond Index is a broad-based index that measures the global investment grade fixed-rate debt markets inclusive of three major components: U.S. Aggregate Bond Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Government Bonds	45.4%
Corporate Bonds	31.3%
U.S. Agencies	8.3%
U.S. Treasuries	5.4%
Residential Mortgage-Backed Securities	2.1%
Repurchase Agreement	1.6%
Municipal Bonds	1.5%
Commercial Mortgage-Backed Securities	1.4%
Asset-Backed Securities	0.6%
Other assets in excess of liabilities	2.4%
100.0%

Top Industries
Commercial Banks	14.4%
Diversified Financial Services	2.2%
Diversified Telecommunication Services	1.8%
Food & Staples	1.6%
Insurance	1.5%
Media	1.1%
Oil, Gas & Consumable Fuels	1.0%
Commercial Services & Supplies	0.8%
Auto Manufacturers	0.7%
Pharmaceutical	0.6%
Other	74.3%
100.0%
Top Holdings*
Japan Government 5 Year Bond, Series 81 3/20/2014	4.7%
Japan Government 20 Year Bond, Series 62 6/20/2023	4.4%
Singapore Government Bond 7/01/2014	4.1%
Japan Government 10 Year Bond, Series 275 12/20/2015	3.1%
Spain Government Bond 10/31/2016	2.2%
U.S. Treasury Notes 9/30/2017	2.0%
Bundesrepublik Deutschland, Series 07 1/04/2018	1.9%
Svenska Handelsbanken AB 4/04/2017	1.8%
U.S. Treasury Notes 8/15/2022	1.7%
U.S. Treasury Bond 5/15/2042	1.6%
Other	72.5%
100.0%

Top Countries
United States	31.8%
Japan	17.5%
United Kingdom	9.7%
France	5.2%
Netherlands	5.0%
Singapore	4.1%
Spain	3.7%
Germany	3.6%
Sweden	3.1%
Canada	2.4%
Other	13.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2012 Annual Report

31

Statement of Investments

October 31, 2012

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (0.6%)
UNITED STATES (0.6%)
Capital One Multi-Asset Execution Trust, Series 2004-B3, Class B3 (USD), 0.94%, 1/18/2022 (a)	$35,000	$34,602
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (USD), 5.22%, 1/25/2042 (b)	49,438	55,106
World Financial Network Credit Card Master Trust
Series 2010-A, Class M (USD), 5.20%, 4/15/2019	45,000	48,812
Series 2012-A, Class A (USD), 3.14%, 1/17/2023	28,000	30,202
		168,722
Total Asset-Backed Securities		168,722
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%)
UNITED STATES (1.4%)
Americold LLC Trust, Series 2010-ARTA, Class A2FL (USD), 2.50%, 1/14/2029 (a)(b)	100,000	101,869
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class AM (USD), 5.58%, 9/11/2041 (a)	25,000	28,066
Series 2005-PWR9, Class AAB (USD), 4.80%, 9/11/2042	20,970	21,900
Series 2007-PW17, Class AMFL (USD), 0.90%, 6/11/2050 (a)(b)	25,000	21,986
Citigroup Commercial Mortgage Trust
Series 2005-CD1, Class AM (USD), 5.22%, 7/15/2044 (a)	10,000	11,052
Series 2006-C5, Class AM (USD), 5.46%, 10/15/2049	10,000	11,244
Series 2007-C6, Class AM (USD), 5.70%, 12/10/2049 (a)	20,000	22,116
Commercial Mortgage Pass Through Certificates,
Series 2007-C9, Class AM (USD), 5.65%, 12/10/2049 (a)	20,000	22,347
GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class A4 (USD), 5.54%, 12/10/2049	20,000	22,899
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class AM (USD), 5.87%, 7/10/2038 (a)	25,000	27,839
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-LD11, Class ASB (USD), 5.81%, 6/15/2049 (a)	43,451	47,648
Series 2007-LD12, Class A4 (USD), 5.88%, 2/15/2051 (a)	40,000	47,338
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C29, Class AM (USD), 5.34%, 11/15/2048	10,000	11,052
Wells Fargo Commercial Mortgage Trust,
Series 2012-LC5, Class AS (USD), 3.54%, 10/15/2045	10,000	10,449
		407,805
Total Commercial Mortgage-Backed Securities		407,805
RESIDENTIAL MORTGAGE-BACKED SECURITIES (2.1%)
UNITED STATES (2.1%)
BCAP LLC Trust
Series 2009-RR2, Class A1 (USD), 2.87%, 1/21/2038 (a)(b)	82,110	83,178
Series 2009-RR4, Class 3A1 (USD), 2.41%, 4/26/2037 (a)(b)	$31,004	$30,689
Series 2009-RR6, Class 3A1 (USD), 4.71%, 12/26/2037 (a)(b)	49,937	49,517
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 15A1 (USD), 6.00%, 5/27/2036 (b)	35,143	35,119
Series 2009-2R, Class 2A5 (USD), 2.47%, 6/26/2037 (a)(b)	36,902	36,573
Series 2009-3R, Class 28A1 (USD), 3.03%, 8/27/2037 (a)(b)	18,584	18,531
Series 2009-3R, Class 30A1 (USD), 4.98%, 7/27/2037 (a)(b)	44,003	44,752
Series 2009-8R, Class 5A1 (USD), 5.71%, 5/26/2037 (a)(b)	68,734	73,143
FREMF Mortgage Trust,
Series 2012-K501, Class C (USD), 3.49%, 11/25/2046 (a)(b)	10,000	9,765
JP Morgan Re-Remic
Series 2009-7, Class 14A1 (USD), 2.60%, 7/27/2037 (a)(b)	46,164	45,657
Series 2009-7, Class 17A1 (USD), 5.93%, 7/27/2037 (a)(b)	54,786	55,264
Series 2009-7, Class 1A1 (USD), 2.90%, 8/27/2037 (a)(b)	38,398	38,075
Series 2009-7, Class 2A1 (USD), 6.00%, 2/27/2037 (a)(b)	54,159	55,389
Series 2009-8, Class A1 (USD), 5.83%, 4/20/2036 (a)(b)	44,425	45,450
		621,102
Total Residential Mortgage-Backed Securities		621,102
CORPORATE BONDS (31.3%)
AUSTRALIA (1.4%)
Commercial Banks (0.7%)
Commonwealth Bank of Australia (USD), 3.25%, 3/17/2016 (b)	100,000	105,503
Westpac Banking Corp. (USD), 1.13%, 9/25/2015	115,000	115,802
		221,305
Diversified Telecommunication Services (0.5%)
Telstra Corp. Ltd., Series REGS (EUR), EMTN, 3.50%, 9/21/2022 (b)	100,000	141,264
Metals & Mining (0.2%)
Newcrest Finance Pty Ltd. (USD), 4.20%, 10/01/2022 (b)	58,000	59,484
		422,053
BELGIUM (0.2%)
Beverages (0.2%)
Anheuser-Busch InBev NV, Series REGS (EUR), EMTN, 4.00%, 4/26/2018 (b)	50,000	73,560
DENMARK (0.5%)
Diversified Telecommunication Services (0.5%)
TDC AS (EUR), EMTN, 3.75%, 3/02/2022	100,000	140,964

See accompanying notes to financial statements.

Annual Report 2012

32

Statement of Investments (continued)

October 31, 2012

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
FRANCE (3.1%)
Commercial Banks (1.9%)
BPCE SFH — Societe de Financement de l’Habitat, Series REGS (EUR), 3.63%, 5/12/2016 (b)	$100,000	$141,578
Societe Generale SA, Series REGS (EUR), EMTN, 3.75%, 3/01/2017	100,000	140,634
Societe Generale SFH
Series REGS (EUR), EMTN, 3.25%, 6/06/2016 (b)	100,000	140,224
(EUR), EMTN, 2.88%, 3/14/2019	100,000	139,054
		561,490
Food & Staples (0.5%)
Casino Guichard Perrachon SA (EUR), EMTN, 4.38%, 2/08/2017	100,000	142,865
Government Agency (0.4%)
Agence Francaise de Developpement (EUR), 4.62%, 7/20/2016 (a)(c)	100,000	112,083
Insurance (0.3%)
AXA SA (GBP), EMTN, 6.67%, 7/06/2016 (a)(c)	50,000	72,215
Groupama SA (EUR), 4.38%, 7/06/2015 (a)(c)	50,000	33,765
		105,980
		922,418
ISRAEL (0.5%)
Pharmaceutical (0.5%)
Teva Pharmaceutical Finance IV BV, EMTN (EUR), 2.88%, 4/15/2019	100,000	137,586
LUXEMBOURG (0.1%)
Miscellaneous Manufacturing (0.1%)
Pentair Finance SA (USD), 1.88%, 9/15/2017 (b)	38,000	38,117
MEXICO (0.5%)
Diversified Telecommunication Services (0.5%)
America Movil SAB de CV (EUR), EMTN, 4.13%, 10/25/2019	100,000	146,491
NETHERLANDS (2.9%)
Auto Manufacturers (0.7%)
BMW Finance NV, Series REGS (GBP), EMTN, 3.38%, 12/14/2018 (b)	48,000	82,106
Volkswagen International Finance NV, Series REGS (EUR), EMTN, 2.13%, 1/19/2015 (b)	100,000	133,396
		215,502
Commercial Banks (2.2%)
ABN Amro Bank, Series REGS (USD), 4.25%, 2/02/2017 (b)	200,000	216,794
Bank Nederlandse Gemeenten, Series REGS (USD), 1.38%, 3/23/2015 (b)	80,000	81,288
ING Bank NV (EUR), EMTN, 6.13%, 5/29/2023 (a)	50,000	68,628
Nederlandse Waterschapsbank NV (USD), EMTN, 3.00%, 3/17/2015	270,000	284,341
		651,051
		866,553
NORWAY (1.2%)
Commercial Banks (1.2%)
DNB Bank ASA (USD), 3.20%, 4/03/2017 (b)	$200,000	$210,910
Terra Boligkreditt (EUR), EMTN, 2.13%, 8/31/2015	100,000	134,425
		345,335
REPUBLIC OF IRELAND (0.2%)
Diversified Financial Services (0.2%)
GE Capital UK Funding, REGS (GBP), EMTN, 4.38%, 7/31/2019 (b)	40,000	70,050
SPAIN (1.5%)
Commercial Banks (0.9%)
Caja de Ahorros y Monte de Piedad de Gipuzkoa y San Sebastian (EUR), 4.38%, 11/05/2014	100,000	129,720
Caja de Ahorros y Monte de Piedad de Madrid (EUR), 3.50%, 3/14/2013	100,000	128,791
		258,511
Insurance (0.1%)
Mapfre SA (EUR), 5.92%, 7/24/2037 (a)	50,000	48,605
Software (0.5%)
Amadeus Capital Markets SA (EUR), EMTN, 4.88%, 7/15/2016	100,000	140,596
		447,712
SUPRANATIONAL (0.3%)
Supranational (0.3%)
Eurofima (AUD), MTN, 6.00%, 3/30/2022	90,000	102,537
SWEDEN (2.5%)
Commercial Banks (2.5%)
Nordea Bank AB (USD), 2.25%, 3/20/2015 (b)	200,000	204,860
Svenska Handelsbanken AB (USD), 2.88%, 4/04/2017	500,000	528,300
		733,160
UNITED KINGDOM (5.5%)
Commercial Banks (3.5%)
Abbey National Treasury Services PLC
Series REGS (EUR), EMTN, 3.13%, 6/30/2015 (b)	100,000	134,698
Series REGS (EUR), EMTN, 3.63%, 10/05/2018 (b)	100,000	142,876
Barclays Bank PLC, Series REGS (EUR), EMTN, 6.00%, 1/14/2021 (b)	50,000	68,253
Lloyds TSB Bank PLC
Series REGS (EUR), EMTN, 4.63%, 2/02/2017 (b)	100,000	145,856
(EUR), EMTN, 4.13%, 4/06/2017	100,000	143,743
(GBP), EMTN, 6.75%, 10/24/2018	50,000	98,385
Royal Bank of Scotland Group PLC
(EUR), EMTN, 5.25%, 5/15/2013	100,000	132,729
(USD), 2.55%, 9/18/2015	54,000	55,356
Royal Bank of Scotland PLC (CAD), EMTN, 5.88%, 5/12/2016	106,000	111,438
		1,033,334

See accompanying notes to financial statements.

2012 Annual Report

33

Statement of Investments (continued)

October 31, 2012

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Diversified Financial Services (0.5%)
Nationwide Building Society
(EUR), EMTN, 3.75%, 1/20/2015	$50,000	$68,696
(EUR), EMTN, 6.75%, 7/22/2020	60,000	85,712
		154,408
Food & Staples (0.8%)
Tesco PLC
(EUR), EMTN, 5.88%, 9/12/2016	100,000	152,429
(GBP), EMTN, 6.13%, 2/24/2022	50,000	97,925
		250,354
Insurance (0.2%)
Aviva PLC (EUR), EMTN, 6.88%, 5/22/2038 (a)	50,000	65,293
Oil, Gas & Consumable Fuels (0.5%)
BP Capital Markets PLC, Series REGS (EUR), EMTN, 2.18%, 2/16/2016	100,000	134,463
		1,637,852
UNITED STATES (10.9%)
Commercial Banks (1.5%)
Bank of America Corp. (USD), 1.50%, 10/09/2015	120,000	120,137
Citigroup, Inc.
(USD), 2.65%, 3/02/2015	120,000	123,725
(USD), 4.50%, 1/14/2022	30,000	33,119
JPMorgan Chase & Co.
(USD), 3.45%, 3/01/2016	115,000	122,374
(USD), 5.40%, 1/06/2042	40,000	48,225
		447,580
Commercial Services & Supplies (0.8%)
Block Financial LLC (USD), 5.50%, 11/01/2022	64,000	64,819
Catholic Health Initiatives (USD), 1.60%, 11/01/2017	72,000	72,347
Moody’s Corp. (USD), 4.50%, 9/01/2022	88,000	94,614
		231,780
Computers & Peripherals (0.2%)
Brocade Communications Systems, Inc. (USD), 6.63%, 1/15/2018	45,000	46,688
Distribution/Wholesale (0.4%)
Ingram Micro, Inc. (USD), 5.00%, 8/10/2022	107,000	109,091
Diversified Financial Services (1.5%)
Blackstone Holdings Finance Co. LLC (USD), 6.63%, 8/15/2019 (b)	58,000	67,758
ERAC USA Finance LLC (USD), 6.20%, 11/01/2016 (b)	45,000	52,749
HSBC Finance Corp. (USD), 6.68%, 1/15/2021	50,000	59,167
International Lease Finance Corp. (USD), 6.50%, 9/01/2014 (b)	70,000	75,250
Santander Holdings USA, Inc. (USD), 3.00%, 9/24/2015	20,000	20,383
Toyota Motor Credit Corp. (USD), 0.88%, 7/17/2015	158,000	158,738
		434,045
Diversified Telecommunication Services (0.3%)
Juniper Networks, Inc. (USD), 5.95%, 3/15/2041	$15,000	$17,698
SBA Tower Trust (USD), 2.93%, 12/15/2042 (b)	75,000	76,949
		94,647
Electric Utilities (0.5%)
Duke Energy Corp. (USD), 1.63%, 8/15/2017	50,000	50,367
Ipalco Enterprises, Inc. (USD), 5.00%, 5/01/2018	35,000	36,925
Oncor Electric Delivery Co. LLC (USD), 4.55%, 12/01/2041	70,000	71,433
		158,725
Electronics (0.3%)
Agilent Technologies, Inc. (USD), 6.50%, 11/01/2017	35,000	42,825
Jabil Circuit, Inc. (USD), 5.63%, 12/15/2020	40,000	42,500
		85,325
Energy Equipment & Services (0.5%)
El Paso Pipeline Partners Operating Co. LLC (USD), 5.00%, 10/01/2021	30,000	33,967
Energy Transfer Partners LP (USD), 5.20%, 2/01/2022	50,000	57,396
Enterprise Products Operating LLC (USD), 4.45%, 2/15/2043	60,000	61,154
		152,517
Food & Staples (0.3%)
CVS Caremark Corp. (USD), 5.75%, 5/15/2041	75,000	97,149
Gas Utilities (0.3%)
Sempra Energy (USD), 2.88%, 10/01/2022	90,000	92,258
Health Care Equipment & Supplies (0.3%)
Boston Scientific Corp. (USD), 6.00%, 1/15/2020	65,000	77,133
Healthcare Providers & Services (0.1%)
Humana, Inc. (USD), 6.30%, 8/01/2018	25,000	29,514
Information Technology Services (0.2%)
Affiliated Computer Services, Inc. (USD), 5.20%, 6/01/2015	50,000	53,952
Insurance (0.9%)
American International Group, Inc. (USD), 4.88%, 9/15/2016	55,000	61,494
Liberty Mutual Group, Inc. (USD), 6.50%, 5/01/2042 (b)	80,000	91,172
Nationwide Mutual Insurance Co. (USD), 9.38%, 8/15/2039 (b)	41,000	59,436
Prudential Financial, Inc. (USD), MTN, 4.50%, 11/16/2021	52,000	58,191
		270,293
Media (1.1%)
CBS Corp. (USD), 8.88%, 5/15/2019	45,000	61,931
DIRECTV Holdings LLC (USD), 5.88%, 10/01/2019	50,000	59,813
NBCUniversal Media LLC
(USD), 4.38%, 4/01/2021	82,000	93,884

See accompanying notes to financial statements.

Annual Report 2012

34

Statement of Investments (continued)

October 31, 2012

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
(USD), 2.88%, 1/15/2023	$50,000	$50,393
Time Warner Cable, Inc. (USD), 5.88%, 11/15/2040	55,000	66,936
		332,957
Oil & Gas Services (0.2%)
FMC Technologies, Inc. (USD), 3.45%, 10/01/2022	65,000	66,962
Oil, Gas & Consumable Fuels (0.5%)
Anadarko Petroleum Corp. (USD), 6.38%, 9/15/2017	40,000	48,491
Apache Corp. (USD), 4.75%, 4/15/2043	35,000	41,377
Marathon Petroleum Corp. (USD), 5.13%, 3/01/2021	20,000	23,583
Rowan Cos., Inc. (USD), 7.88%, 8/01/2019	20,000	24,998
		138,449
Paper & Forest Products (0.4%)
Georgia-Pacific LLC (USD), 8.00%, 1/15/2024	30,000	42,119
International Paper Co. (USD), 7.95%, 6/15/2018	60,000	78,023
		120,142
Pharmaceutical (0.1%)
Medco Health Solutions, Inc. (USD), 7.13%, 3/15/2018	35,000	44,452
Real Estate (0.2%)
HCP, Inc. (USD), 3.75%, 2/01/2016	50,000	53,110
Tobacco (0.2%)
Philip Morris International, Inc. (EUR), EMTN, 5.75%, 3/24/2016	50,000	75,000
Trucking & Leasing (0.1%)
Penske Truck Leasing Co. LP (USD), 3.75%, 5/11/2017 (b)	20,000	20,421
		3,232,190
Total Corporate Bonds		9,316,578
MUNICIPAL BONDS (1.5%)
UNITED STATES (1.5%)
CALIFORNIA (0.5%)
Bay Area Toll Authority Revenue Bonds (Build America Bonds), Series S1 (USD), 6.79%, 4/01/2030	25,000	31,785
San Diego County California Regional Transportation Commission Revenue Bonds (Build America Bonds) (USD), 5.91%, 4/01/2048	60,000	80,143
University of California General Obligation Unlimited Bonds, Series AD (USD), 4.86%, 5/15/2112	50,000	52,386
		164,314
GEORGIA (0.2%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 4/01/2057	55,000	66,221
ILLINOIS (0.2%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/2040	$55,000	$62,298
NEW YORK (0.3%)
Port Authority of New York & New Jersey Revenue Bonds (USD), 6.04%, 12/01/2029	65,000	82,154
OHIO (0.3%)
American Municipal Power-Ohio, Inc. Revenue Bonds (Build America Bonds) (USD), 7.83%, 2/15/2041	55,000	75,908
		450,895
Total Municipal Bonds		450,895

GOVERNMENT BONDS (45.4%)
AUSTRALIA (0.4%)
Australia Government Bond, Series 120 (AUD), 6.00%, 2/15/2017	115,000	135,789
AUSTRIA (0.6%)
Austria Government Bond, Series 976 (EUR), 6.25%, 7/15/2027 (b)	90,000	170,221
BELGIUM (0.7%)
Belgium Government Bond, Series 61 (EUR), 4.25%, 9/28/2021	150,000	225,911
CANADA (2.4%)
Canadian Government Bond (CAD), 4.00%, 6/01/2017	350,000	391,891
Series WL43 (CAD), 5.75%, 6/01/2029	210,000	312,188
		704,079
DENMARK (0.3%)
Denmark Government Bond (DKK), 4.50%, 11/15/2039	300,000	77,592
FINLAND (0.1%)
Finland Government Bond (EUR), 3.50%, 4/15/2021	30,000	44,865
FRANCE (2.1%)
France Government Bond OAT
(EUR), 3.00%, 4/25/2022	280,000	389,292
(EUR), 5.50%, 4/25/2029	50,000	87,328
(EUR), 4.75%, 4/25/2035	90,000	148,233
(EUR), 4.00%, 10/25/2038	10,000	14,952
		639,805
GERMANY (3.6%)
Bundesobligation, Series 158 (EUR), 1.75%, 10/09/2015	45,000	61,109
Bundesrepublik Deutschland
Series 07 (EUR), 4.00%, 1/04/2018	370,000	563,765
(EUR), 2.00%, 1/04/2022	70,000	95,732
(EUR), 5.50%, 1/04/2031	165,000	320,699
Series 07 (EUR), 4.25%, 7/04/2039	10,000	18,085
		1,059,390

See accompanying notes to financial statements.

2012 Annual Report

35

Statement of Investments (continued)

October 31, 2012

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
ITALY (2.0%)
Buoni Poliennali Del Tesoro
(EUR), 5.00%, 3/01/2022	$50,000	$66,172
(EUR), 5.50%, 9/01/2022	180,000	244,996
(EUR), 4.50%, 3/01/2026	100,000	122,616
(EUR), 5.00%, 9/01/2040	130,000	156,694
		590,478
JAPAN (17.5%)
Japan Government 10 Year Bond
Series 275 (JPY), 1.40%, 12/20/2015	70,000,000	911,898
Series 297 (JPY), 1.40%, 12/20/2018	33,000,000	441,042
Series 299 (JPY), 1.30%, 3/20/2019	16,000,000	212,678
Japan Government 20 Year Bond, Series 62 (JPY), 0.80%, 6/20/2023	105,000,000	1,308,734
Japan Government 30 Year Bond
Series 10 (JPY), 1.10%, 3/20/2033	25,000,000	280,597
Series 30 (JPY), 2.30%, 3/20/2039	25,000,000	340,687
Japan Government 5 Year Bond
Series 81 (JPY), 0.80%, 3/20/2014	110,000,000	1,390,995
Series 92 (JPY), 0.30%, 9/20/2015	25,000,000	314,867
		5,201,498
NETHERLANDS (2.1%)
Netherlands Government Bond
(EUR), 3.75%, 7/15/2014 (b)	200,000	275,375
(EUR), 3.25%, 7/15/2015 (b)	140,000	196,123
(EUR), 4.50%, 7/15/2017 (b)	60,000	91,309
(EUR), 2.25%, 7/15/2022 (b)	40,000	54,159
		616,966
POLAND (0.3%)
Poland Government Bond, Series 0415 (PLN), 5.50%, 4/25/2015	310,000	100,710
REPUBLIC OF IRELAND (0.3%)
Ireland Government Bond (EUR), 4.40%, 6/18/2019	60,000	77,341
SINGAPORE (4.1%)
Singapore Government Bond (SGD), 3.63%, 7/01/2014	1,400,000	1,212,418
SPAIN (2.2%)
Spain Government Bond (EUR), 4.25%, 10/31/2016	500,000	650,084
SUPRANATIONAL (1.9%)
Council of Europe Development Bank (AUD), MTN, 5.63%, 12/14/2015	100,000	109,797
European Investment Bank (EUR), EMTN, 4.75%, 10/15/2017	300,000	461,172
		570,969
SWEDEN (0.6%)
Sweden Government Bond, Series 1051 (SEK), 3.75%, 8/12/2017	1,000,000	169,745
UNITED KINGDOM (4.2%)
United Kingdom Treasury Gilt
(GBP), 4.50%, 3/07/2013	$30,000	$49,120
(GBP), 2.75%, 1/22/2015	230,000	391,127
(GBP), 4.00%, 3/07/2022	35,000	67,746
(GBP), 4.25%, 3/07/2036	130,000	256,973
(GBP), 4.25%, 9/07/2039	175,000	344,075
(GBP), 4.25%, 12/07/2049	75,000	148,316
		1,257,357
Total Government Bonds		13,505,218
U.S. AGENCIES (8.3%)
UNITED STATES (8.3%)
Federal Home Loan Mortgage Corp.
Pool # G13774 (USD), 5.50%, 12/01/2020	40,804	44,479
Series 3793, Class LV (USD), 4.00%, 11/15/2023	26,743	28,213
Series 4057, Class VB (USD), 3.50%, 6/15/2025	29,388	32,448
Series 4073, Class VQ (USD), 4.00%, 6/15/2025	19,702	22,268
Series 4097, Class VA (USD), 3.50%, 8/15/2025	24,746	27,274
Series 4103, Class DV (USD), 3.00%, 11/15/2025	24,870	26,275
Pool # G14583 (USD), 3.00%, 10/01/2027	15,000	15,944
Pool # C91293 (USD), 5.00%, 3/01/2030	24,266	26,310
Series 4097, Class GT (USD), 3.00%, 10/15/2031	29,760	31,786
Pool # C91442 (USD), 3.50%, 4/01/2032	23,628	25,510
Pool # C91482 (USD), 3.50%, 7/01/2032	29,393	31,375
Pool # A95803 (USD), 4.00%, 12/01/2040	44,181	49,135
Pool # Q04603 (USD), 4.00%, 11/01/2041	47,339	51,263
Series 3980, Class EP (USD), 5.00%, 1/15/2042	27,547	31,345
Pool # Q06531 (USD), 4.00%, 3/01/2042	29,594	32,029
Pool # Q08305 (USD), 3.50%, 5/01/2042	49,050	52,511
Pool # Q09082 (USD), 3.50%, 6/01/2042	34,557	36,995
Pool # Q09912 (USD), 3.50%, 8/01/2042	54,346	58,180
Pool # Q10152 (USD), 3.50%, 8/01/2042	29,900	32,255
Pool # Q10154 (USD), 3.50%, 8/01/2042	24,923	26,705
Pool # Q11164 (USD), 4.00%, 9/01/2042	19,968	22,060
Federal National Mortgage Association
Pool # 685200 (USD), 5.00%, 3/01/2018	18,875	20,581
Series 2011-34, Class VA (USD), 4.00%, 6/25/2022	13,246	13,833
Pool # 993565 (USD), 4.00%, 4/01/2024	9,844	10,522
Series 2012-86, Class VC (USD), 3.50%, 8/25/2025	14,770	16,251
Series 2012-93, Class VK (USD), 3.50%, 9/25/2025	29,694	32,682
Pool # AK6972 (USD), 3.50%, 3/01/2027	37,586	40,607
Pool # AL1862 (USD), 3.00%, 4/01/2027	24,140	25,734
Pool # AO3007 (USD), 3.50%, 5/01/2027	28,568	30,609
Pool # AP5191 (USD), 3.00%, 9/01/2027	29,726	31,753
Pool # AB5959 (USD), 3.00%, 8/01/2032	19,818	20,858
Pool # 891386 (USD), 5.50%, 10/01/2035	61,350	67,664
Pool # 888367 (USD), 7.00%, 3/01/2037	15,549	17,954
Pool # AL2627 (USD), 5.00%, 7/01/2037	25,000	27,464
Pool # 966202 (USD), 6.00%, 12/01/2037	45,137	50,149

See accompanying notes to financial statements.

Annual Report 2012

36

Statement of Investments (continued)

October 31, 2012

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Pool # 995049 (USD), 5.50%, 2/01/2038	$17,571	$19,379
Pool # 890149 (USD), 6.50%, 10/01/2038	27,791	31,513
Pool # 995228 (USD), 6.50%, 11/01/2038	42,007	47,778
Series 2010-56, Class BD (USD), 5.00%, 12/25/2038	25,000	27,133
Pool # 890101 (USD), 6.00%, 2/01/2039	10,874	12,268
Series 2011-76, Class PB (USD), 2.50%, 4/25/2039	26,700	27,636
Series 2011-2, Class PD (USD), 4.00%, 12/25/2039	60,000	64,840
Pool # AE8388 (USD), 4.50%, 11/01/2040	26,103	29,331
Series 2011-124, Class JM (USD), 4.00%, 2/25/2041	55,675	62,053
Series 2011-6, Class PH (USD), 4.00%, 2/25/2041	65,000	71,325
Series 2012-21, Class PJ (USD), 4.00%, 3/25/2041	28,799	30,893
Series 2012-67, Class KA (USD), 3.50%, 5/25/2041	29,680	32,132
Pool # AI0036 (USD), 4.50%, 7/01/2041	37,570	40,726
Pool # AI5595 (USD), 5.00%, 7/01/2041	46,019	51,015
Pool # AJ1422 (USD), 5.00%, 9/01/2041	57,180	62,745
Series 2012-38, Class PA (USD), 2.00%, 9/25/2041	43,797	44,242
Pool # AB3690 (USD), 4.00%, 10/01/2041	76,670	83,190
Pool # AJ1472 (USD), 4.00%, 10/01/2041	31,191	33,997
Pool # AK2818 (USD), 4.50%, 1/01/2042	17,127	18,794
Pool # AK3774 (USD), 4.00%, 3/01/2042	24,282	26,489
Pool # AK4827 (USD), 3.50%, 4/01/2042	44,339	47,296
Pool # AO1877 (USD), 3.50%, 4/01/2042	44,559	47,531
Pool # AO8034 (USD), 3.50%, 7/01/2042	24,718	26,429
Pool # AO8719 (USD), 3.50%, 7/01/2042	29,851	31,924
Pool # AO9950 (USD), 4.00%, 7/01/2042	29,749	32,953
Pool # AO9937 (USD), 4.50%, 7/01/2042	9,886	10,960
Pool # AP3966 (USD), 3.50%, 9/01/2042	19,952	21,564
Pool # AB6250 (USD), 4.00%, 9/01/2042	14,880	16,174
TBA (USD), 3.00%, 11/01/2042	60,000	62,916
TBA (USD), 3.50%, 11/01/2042	40,000	42,606
Series 2009-85, Class LC (USD), 4.50%, 10/25/2049	30,000	33,581
Government National Mortgage Association
Series 2011-45, Class VE (USD), 4.50%, 4/20/2022	22,130	23,367
Series 2009-13, Class ND (USD), 4.50%, 2/16/2033	9,845	10,404
Series 2012-24, Class MN (USD), 4.00%, 11/20/2039	48,439	51,241
Series 2012-52, Class PM (USD), 3.50%, 12/20/2039	24,481	26,228
Pool # 783356 (USD), 6.00%, 6/20/2041	30,989	35,116
Pool # 769101 (USD), 4.00%, 7/20/2041	36,712	39,993
		2,488,783
Total U.S. Agencies		2,488,783
U.S. TREASURIES (5.4%)
UNITED STATES (5.4%)
U.S. Treasury Bond (USD), 3.00%, 5/15/2042	461,000	476,198
U.S. Treasury Notes
(USD), 0.25%, 10/15/2015	$5,000	$4,981
(USD), 0.63%, 9/30/2017	609,000	606,859
(USD), 0.75%, 10/31/2017	35,000	35,060
(USD), 1.63%, 8/15/2022	499,000	496,271
		1,619,369
Total U.S. Treasuries		1,619,369
REPURCHASE AGREEMENT (1.6%)
UNITED STATES (1.6%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $476,002, collateralized by a U.S. Treasury Note, maturing 8/15/2021; total market value of $489,413	$476,000	476,000
Total Repurchase Agreement		476,000
Total Investments (Cost $27,227,224) (d)—97.6%		29,054,472

Other assets in excess of liabilities—2.4%		711,532
Net Assets—100.0%		$29,766,004

(a)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2012.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech koruna
DKK	Danish Krone
EMTN	Euro Medium Term Note
EUR	Euro currency
GBP	British Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
MTN	Medium Term Note
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
USD	U.S. Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

2012 Annual Report

37

Statement of Investments (continued)

October 31, 2012

Aberdeen Global Fixed Income Fund

At October 31, 2012, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
German Euro BOBL Futures	JPMorgan Chase	13	12/06/2012	$9,367
German Euro Bond Futures	JPMorgan Chase	3	12/06/2012	7,393
German Euro Schatz Futures	JPMorgan Chase	(17)	12/06/2012	(1,351)
Japan Government 10 Year Bond Mini Futures	JPMorgan Chase	7	12/10/2012	2,252
United Kingdom Gilt Bond Futures	JPMorgan Chase	(3)	12/27/2012	7,649
United States Treasury Note 6%-2 year	JPMorgan Chase	(3)	12/31/2012	494
United States Treasury Note 6%-5 year	JPMorgan Chase	(3)	12/31/2012	1,329
				$27,133

At October 31, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
1/24/2013	Deutsche Bank	AUD	291,000	USD	299,980	$300,077	$97
Crech Koruna/United States Dollar
1/24/2013	UBS	CZK	950,000	USD	50,239	49,104	(1,135)
Danish Krone/United States Dollar
1/24/2013	UBS	DKK	209,000	USD	36,797	36,373	(424)
Japanese Yen/United States Dollar
1/24/2013	UBS	JPY	13,221,000	USD	167,042	165,758	(1,284)
Malaysian Ringgit/United States Dollar
12/05/2012	JPMorgan Chase	MYR	280,000	USD	89,240	91,790	2,550
Mexican Peso/United States Dollar
1/24/2013	Citibank	MXN	5,055,000	USD	390,476	382,980	(7,496)
New Zealand Dollar/United States Dollar
1/24/2013	Citibank	NZD	52,000	USD	42,502	42,533	31
Norwegian Krone/United States Dollar
1/24/2013	Citibank	NOK	3,712,000	USD	658,649	649,141	(9,508)
South African Rand/United States Dollar
1/24/2013	Citibank	ZAR	631,000	USD	72,228	71,899	(329)
South Korean Won/United States Dollar
12/05/2012	JPMorgan Chase	KRW	383,000,000	USD	335,818	350,795	14,977
Swedish Krona/United States Dollar
1/24/2013	Goldman Sachs	SEK	1,080,000	USD	161,071	162,443	1,372
Swiss Franc/United States Dollar
1/24/2013	UBS	CHF	212,000	USD	230,210	227,951	(2,259)
						$2,530,844	$(3,408)

See accompanying notes to financial statements.

Annual Report 2012

38

Statement of Investments (concluded)

October 31, 2012

Aberdeen Global Fixed Income Fund

Sale Contracts Settlement Date	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
1/24/2013	UBS	USD	256,060	AUD	248,000	$255,736	$324
United States Dollar/British Pound
1/24/2013	UBS	USD	38,731	GBP	24,000	38,720	11
United States Dollar/Euro Currency
1/24/2013	UBS	USD	904,036	EUR	689,000	893,786	10,250
United States Dollar/Malaysian Ringgit
12/05/2012	UBS	USD	29,474	MYR	90,000	29,504	(30)
United States Dollar/Polish Zloty
1/24/2013	Citibank	USD	22,154	PLN	70,000	21,733	421
United States Dollar/Singapore Dollar
1/24/2013	Citibank	USD	1,169,750	SGD	1,424,000	1,167,417	2,333
United States Dollar/Swedish Krona
1/24/2013	Citibank	USD	795,313	SEK	5,223,000	785,593	9,720
						$3,192,489	$23,029

At October 31, 2012, the Fund’s open forward foreign cross currency contracts were as follows:

Purchase/Sale Settlement Date	Counterparty		Amount Purchased		Amount Sold	Contract Value	Fair Value	Unrealized Appreciation
Euro Currency/Swiss Franc
3/22/2013	Citibank	EUR	251,170	CHF	301,000	$330,013	$332,018	$2,005
Japanese Yen/Euro Currency
1/24/2013	UBS	JPY	41,000,000	EUR	397,725	511,445	509,545	(1,900)
Swiss Franc/Euro Currency
3/22/2013	Deutsche Bank	CHF	301,000	EUR	247,908	320,435	322,664	2,229
							$1,164,227	$2,334

See accompanying notes to financial statements.

2012 Annual Report

39

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Class A shares at net asset value net of fees) returned 8.74% for the 12-month period ended October 31, 2012, versus the 9.03% return of its benchmark, the Barclays Capital Municipal Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of General Municipal Debt Funds (consisting of 252 funds) was 10.98% for the period.

During the reporting period, the municipal bond market experienced choppy but moderate volumes of new issuance to an investor base that was eager to purchase these bonds. Ten-year AAA rated municipal yields closed the period at 1.72%, or a 102% ratio of the yields on comparable-duration U.S. Treasuries. This yield was more than 60 basis points (bps) tighter than its level at the start of the annual period. However, while yields remain somewhat low, we feel that the ratios still indicate that the municipal sector overall is relatively inexpensive, as 10-year ratios historically have averaged 90% of Treasuries. In addition, the Federal Reserve’s third round of quantitative monetary easing (dubbed “QE3”) has reinforced the expectation that yields will remain low into mid-2015. Credit challenges have been evident throughout much of the market. State and local issuers have had to make difficult budget decisions in addressing structural budget gaps with long-term solutions. In our view, state issuers are better positioned than local municipalities to weather the financial challenges as they possess a broader range of tools to implement. Encouragingly, total state tax receipts have increased for 10 straight quarters. At the local level, several high-profile bankruptcies occurred during the reporting period. We view the bankruptcies predominantly as idiosyncratic in nature and not a sign of a broader systemic issue in the municipal market. Stockton and San Bernardino, California, are cities that are experiencing severe revenue shortages from the drop in residential property tax receipts due to the extreme fluctuations in valuations. We feel that those regions where valuations had witnessed extreme growth prior to the “Great Recession” of 2007-2009 are more at risk to encounter this issue. Towards the end of the reporting period, investors began to focus on the presidential election and the looming threat of the U.S. government’s “fiscal cliff” of mandated spending cuts and income tax increases on January 1, 2013. Regardless of the political party in control of the White House and Congress, absent any action to address the fiscal cliff, we believe that the resultant expiration of the Bush tax cuts, no Alternative Minimum Tax (AMT) patch, a payroll tax increase, and automatic sequestration implementation of budget cuts and tax increases would be a tremendous drag on the already anemic U.S. economy. It is possible that the resolution could be delayed to early 2013, but given the size of the negative impact on the economy, some form of a bipartisan agreement is expected before the end of 2012.

The Fund’s overweight relative to its benchmark, the Barclays Capital Municipal Bond Index, in high-quality issues detracted from the relative return for the reporting period. The lower-quality segment of the index outperformed its highly-rated counterpart, particularly pre-refunded bonds (which are secured by escrowed U.S. government securities in an adequate amount to pay off the particular offering of pre-refunded bonds at maturity).

Fund performance for the annual period was bolstered by positions in the healthcare, industrials and utilities sectors. The prepaid natural gas segment was a notable component of the strong performance within the utilities sector. Furthermore, zero coupon bonds continued to perform well as interest rates remained low.

During the reporting period, we allocated a portion of the Fund’s cash position to repurchase agreements (short-term contracts in which a seller of securities agrees to buy them back at a specific time and price). These securities had minimal impact on Fund performance for the period.

We reduced the Fund’s exposures to high-quality issues, particularly general obligation, education, and pre-refunded bonds during the annual period. In our view, these securities became intrinsically overvalued as the bid for scant high-quality issues led to extremely low yields. Additionally, we trimmed the exposure to high-quality zero coupon bonds and concurrently reduced the Fund’s interest rate risk. While repositioning the portfolio, we remained cognizant of realized gains and sought to minimize them, along with any resultant tax implications.

The Fund remains overweight versus the benchmark Barclays Capital Municipal Bond Index in the comparatively low-risk education and pre-refunded sectors. During the annual period, we added relatively higher-yielding issues in the pre-paid gas utilities, industrials and healthcare sectors, although we maintain the Fund’s underweight relative to the benchmark in these sectors. We intend to reduce this underweight opportunistically as the market technicals ease.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2012

40

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	8.74%	5.26%	4.43%
	w/SC2	4.10%	4.36%	3.97%
Class C3,4	w/o SC	7.95%	4.53%	3.68%
	w/SC5	6.95%	4.53%	3.68%
Class D	w/o SC	9.02%	5.54%	4.70%
	w/SC6	4.08%	4.58%	4.22%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	Returns through September 4, 2003 incorporate the performance of the Predecessor Fund’s Class Y shares. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares would have produced because all classes invest in the same portfolio of securities.
4	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
5	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
6	A 4.50% front-end sales charge was deducted.

2012 Annual Report

41

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class D shares of the Aberdeen Tax-Free Income Fund, the Barclays Capital Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Municipal Bond Index covers the USD-denominated long-term tax exempt bond market covering four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Municipal Bonds	98.1%
Repurchase Agreement	0.8%
Other assets in excess of liabilities	1.1%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 7/01/2027	6.0%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 7/15/2029	4.4%
Indiana Toll Road Commission Revenue Bonds, Prerefunded/Escrowed to Maturity 1/01/2015	3.3%
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund) 4/01/2020	2.5%
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity 2/15/2018	2.4%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 7/01/2039	2.3%
University of California Revenue Bonds, Series Q 5/15/2029	2.2%
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D 10/01/2018	2.1%
Municipal Electric Authority of Georgia Revenue Bonds, Unrefunded, Series V 1/01/2018	2.1%
State of Washington General Obligation Unlimited Bonds, Series R-2010A 1/01/2022	2.1%
Other	70.6%
100.0%

Top States
Texas	22.9%
California	15.3%
Washington	7.3%
New York	6.2%
Pennsylvania	5.3%
Massachusetts	5.2%
Georgia	4.9%
Florida	3.7%
New Jersey	3.5%
Indiana	3.3%
Other	22.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2012

42

Statement of Investments

October 31, 2012

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MUNICIPAL BONDS (98.1%)
ALASKA (1.0%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 1/01/2021	$1,000,000	$1,212,960
ARIZONA (1.8%)
City of Tempe General Obligation Unlimited Bonds, 5.00%, 7/01/2022	1,900,000	2,147,247
CALIFORNIA (15.3%)
Brea Redevelopment Agency Tax Allocation Refunding Bonds, Series A, 0.00%, 8/01/2025 (a)	1,000,000	510,910
Cabrillo Community College District General Obligation Unlimited Bonds, Series B, 0.00%, 8/01/2037 (a)	2,500,000	690,350
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/2039	1,000,000	1,125,920
Centinela Valley Union High School District General Obligation Unlimited Bonds, Series A, 0.00%, 8/01/2034 (a)	2,750,000	660,660
Chula Vista Industrial Development Revenue (San Diego Gas & Electric), Series A, 1.65%, 7/01/2018	500,000	507,715
Cypress School District General Obligation Unlimited Bonds, Series B-1, 0.00%, 8/01/2031 (a)	1,740,000	677,173
Franklin-Mckinley School District General Obligation Unlimited Bonds, 0.00%, 8/01/2035 (a)	1,600,000	495,728
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 8/01/2025	1,000,000	1,203,520
Los Angeles County Sanitation Districts Financing Authority Revenue Bonds (Capital Project, Partially Prerefunded), Series A, 5.00%, 10/01/2022	1,300,000	1,348,438
M-S-R Energy Authority Gas Revenue Bonds, Series B, 6.13%, 11/01/2029	500,000	643,800
M-S-R Energy Authority Revenue Bonds, Series A, 6.50%, 11/01/2039	500,000	701,005
Magnolia School District General Obligation Unlimited Bonds, 0.00%, 8/01/2036 (a)	2,500,000	786,750
Rancho Cucamonga Redevelopment Agency Tax Allocation Bonds (Rancho Redevelopment Project), 5.38%, 9/01/2025	500,000	500,270
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/2024	300,000	360,015
Santa Clara Unified School District General Obligation Unlimited Bonds, 5.00%, 7/01/2026	465,000	542,678
State of California General Obligation Unlimited Bonds Series A, 5.00%, 7/01/2022	1,100,000	1,263,097
5.00%, 3/01/2026	2,000,000	2,212,940
Turlock Irrigation District Revenue Bonds, 5.00%, 1/01/2029	1,000,000	1,133,640
University of California Revenue Bonds, Series Q, 5.25%, 5/15/2029	$2,320,000	$2,657,328
		18,021,937
COLORADO (0.9%)
Colorado Health Facilities Authority Revenue Bonds (Evangelical Lutheran Good Samaritan Society), 5.00%, 12/01/2042	1,000,000	1,070,630
CONNECTICUT (1.9%)
City of Hartford General Obligation Unlimited Bonds, Series A
5.00%, 8/15/2015	100,000	111,368
5.00%, 8/15/2016	1,870,000	2,150,350
		2,261,718
FLORIDA (3.7%)
Citizens Property Insurance Corp. Revenue Bonds, Series A-1, 5.00%, 6/01/2015	1,000,000	1,089,570
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,016,650
CityPlace Community Development District, Special Assessment & Revenue Refunding Bonds, 5.00%, 5/01/2019	1,000,000	1,146,950
Escambia County, Solid Waste Disposal Revenue Bonds (Gulf Power Company Project), 1.35%, 4/01/2039 (b)	1,165,000	1,168,821
		4,421,991
GEORGIA (4.9%)
Burke County Development Authority Revenue Bonds (Georgia Power Company Plant Vogtle Project), 1.75%, 12/01/2049 (b)	1,000,000	1,019,010
Cherokee County General Obligation Unlimited Bonds, 5.00%, 4/01/2021	500,000	617,500
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 3/01/2028	100,000	117,731
Georgia Local Government Certificate of Participation (Grantor Trust), Series A, 4.75%, 6/01/2028	936,000	961,965
Municipal Electric Authority of Georgia Revenue Bonds
Prerefunded, Series V, 6.60%, 1/01/2018	55,000	59,349
Prerefunded/Escrowed to Maturity, Series V, 6.60%, 1/01/2018	465,000	549,909
Unrefunded, Series V, 6.60%, 1/01/2018	2,230,000	2,468,342
		5,793,806
ILLINOIS (2.5%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 8/15/2041	500,000	574,175
Illinois Finance Authority Revenue Bonds (University of Chicago), Prerefunded, Series A, 5.00%, 7/01/2027	1,165,000	1,254,752
Illinois State Toll Highway Authority Revenue Bonds, Prerefunded, Sr. Priority, Series A-2, 5.00%, 1/01/2027	1,000,000	1,163,590
		2,992,517

See accompanying notes to financial statements.

2012 Annual Report

43

Statement of Investments (continued)

October 31, 2012

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
INDIANA (3.3%)
Indiana Toll Road Commission Revenue Bonds, Prerefunded/Escrowed to Maturity, 9.00%, 1/01/2015	$3,515,000	$3,866,008
LOUISIANA (2.6%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 8/01/2024	540,000	644,269
Saint Charles Parish Revenue Bonds (Valero Energy Corp.), 4.00%, 12/01/2040 (b)	1,250,000	1,368,562
Saint John The Baptist Parish Revenue Bonds (Marathon Oil), Series A, 5.13%, 6/01/2037	1,000,000	1,088,800
		3,101,631
MASSACHUSETTS (5.2%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D
5.50%, 10/01/2016	1,000,000	1,187,580
5.50%, 10/01/2018	2,000,000	2,517,460
5.50%, 8/01/2019	1,000,000	1,276,060
Massachusetts Development Finance Agency Revenue Bonds (Boston Medical Center), Series C, 5.00%, 7/01/2017	1,000,000	1,127,010
		6,108,110
MICHIGAN (1.6%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 8/01/2020	900,000	1,052,703
State of Michigan General Obligation Unlimited Bonds (Environmental Protection Program), Partially Prerefunded, 6.25%, 11/01/2012	870,000	870,000
		1,922,703
MINNESOTA (0.5%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 4/01/2029	500,000	589,660
MISSISSIPPI (1.0%)
Mississippi Development Bank Revenue Bonds (Jackson Public School District), 5.50%, 4/01/2022	1,000,000	1,154,060
NEBRASKA (0.7%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 9/01/2021	750,000	853,020
NEW HAMPSHIRE (2.0%)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 6/01/2039	1,000,000	1,164,380
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 7/01/2023	1,000,000	1,145,780
		2,310,160
NEW JERSEY (3.5%)
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB, 5.25%, 9/01/2024	2,000,000	2,315,760
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series C, 6.50%, 1/01/2016	$610,000	$661,258
New Jersey Transportation Trust Fund Authority Revenue Bonds (Transportation System), Series A, 5.75%, 6/15/2017	1,000,000	1,197,530
		4,174,548
NEW YORK (6.2%)
New York Local Government Assistance Corp. Revenue Bonds, Series E, 6.00%, 4/01/2014	645,000	676,786
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 7/01/2039	2,500,000	2,774,050
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 5/15/2023	1,160,000	1,484,069
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 9/15/2027	1,000,000	1,185,790
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 7/01/2030	1,000,000	1,195,110
		7,315,805
NORTH DAKOTA (0.9%)
City of Grand Forks, Health Care System Revenue Bonds (Altru Health System Obligated Group), 4.50%, 12/01/2032	1,000,000	1,040,790
OHIO (0.8%)
Ohio Air Quality Development Authority Revenue Bonds, Prerefunded, Series A, 5.75%, 6/01/2033 (b)	800,000	898,208
PENNSYLVANIA (5.3%)
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 9/01/2019	800,000	996,768
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 7/15/2029	4,100,000	5,248,082
		6,244,850
PUERTO RICO (1.0%)
Commonwealth of Puerto Rico General Obligation Unlimited Bonds (Public Improvement), Series A, 5.50%, 7/01/2017	250,000	272,643
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series C, 5.00%, 8/01/2022	750,000	903,532
		1,176,175
SOUTH CAROLINA (0.3%)
University of South Carolina Revenue Bonds, Series A, 5.00%, 6/01/2030	350,000	393,887
TENNESSEE (0.5%)
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 9/01/2023	500,000	574,830

See accompanying notes to financial statements.

Annual Report 2012

44

Statement of Investments (concluded)

October 31, 2012

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
TEXAS (22.9%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 3/01/2030	$1,575,000	$1,800,918
City of Houston Revenue Bonds, Series A, 5.25%, 5/15/2020	1,500,000	1,603,290
Dallas Area Rapid Transit Revenue Bonds, 5.00%, 12/01/2036	1,250,000	1,394,900
Dallas/Fort Worth International Airport, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	1,000,000	1,227,940
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity, 5.00%, 2/15/2018	2,300,000	2,814,211
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 7/01/2027	5,325,000	7,133,317
Lower Colorado River Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series B, 6.00%, 1/01/2017	1,245,000	1,508,504
SA Energy Acquisition Public Facility Corp. Revenue Bonds (Gas Supply), 5.25%, 8/01/2016	500,000	558,055
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund), 5.00%, 4/01/2020	2,500,000	2,964,350
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 8/01/2018	1,050,000	1,302,903
State of Texas Transportation Commission Revenue Bonds, 5.00%, 4/01/2027	1,500,000	1,740,360
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 5/15/2025	1,065,000	1,271,110
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	500,000	632,190
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 4/15/2028	1,000,000	1,160,200
		27,112,248
WASHINGTON (7.3%)
City of Seattle Municipal Light and Power Revenue Bonds
Prerefunded, (AGM), 4.50%, 8/01/2019	125,000	134,030
Unrefunded, (AGM), 4.50%, 8/01/2019	875,000	931,096
City of Seattle Water System Revenue Bonds, 5.00%, 2/01/2026	1,000,000	1,159,270
County of King General Obligation Limited Bonds, 5.00%, 1/01/2025	2,000,000	2,299,880
State of Washington General Obligation Unlimited Bonds
Series R-2010A, 5.00%, 1/01/2022	2,000,000	2,425,820
Prerefunded, Series D, 5.00%, 1/01/2024	1,250,000	1,425,038
Series C, 5.00%, 1/01/2026	200,000	233,626
		8,608,760

	Shares or Principal Amount	Value
WISCONSIN (0.5%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Aurora Health Care), Series A, 5.00%, 7/15/2028	$500,000	$552,620
Total Municipal Bonds		115,920,879
REPURCHASE AGREEMENT (0.8%)
UNITED STATES (0.8%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $895,004, collateralized by U.S. Treasury Note, maturing 8/31/2018; total market value of $913,763	$895,000	895,000
Total Repurchase Agreement		895,000
Total Investments (Cost $103,555,139) (c)—98.9%		116,815,879

Other assets in excess of liabilities—1.1%		1,328,425
Net Assets—100.0%		$118,144,304

(a)	Issued with a zero coupon.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2012.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

Distribution of investments, as a percentage of securities at value, is as follows:

Industry	Percent	Value
General Obligation	25.8%	$30,143,084
Higher Education	13.8%	16,077,774
Transportation	11.9%	13,876,828
Medical	9.7%	11,388,182
General	9.7%	11,288,252
Development	6.6%	7,650,302
School District	5.1%	5,977,200
Power	4.8%	5,651,230
Water	3.8%	4,471,013
Education	2.9%	3,441,680
Utilities	2.4%	2,810,176
Pollution	1.6%	1,917,218
Airport	1.1%	1,227,940
Cash	0.8%	895,000
	100.0%	116,815,879

See accompanying notes to financial statements.

2012 Annual Report

45

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

The Aberdeen Ultra-Short Duration Bond Fund (Institutional Class shares at net asset value net of fees) returned 1.50% for the 12-month period ended October 31, 2012, versus the 0.19% return of its benchmark, the Bank of America Merrill Lynch 1-Year Treasury Bill Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Ultra-Short Obligation Funds (consisting of 86 funds) was 1.67% for the period.

During the annual period, all sectors within the short-dated fixed income market (as measured by the Bank of America Merrill Lynch 1-3 Year U.S. Corporate and Government Index) produced positive absolute returns and spread assets (all securities other than U.S. Treasuries) outperformed relative to comparable-duration U.S. Treasuries. Over the course of the period, U.S. fixed income market returns continued to be driven primarily by investors’ focus on two primary issues: the Eurozone sovereign debt crisis and the U.S. economy. In September 2012, the Federal Reserve (Fed) announced a third round of quantitative easing (dubbed “QE3”), and that it plans to maintain “exceptionally low” interest rates through mid-2015. At roughly the same time, the European Central Bank (ECB) indicated that it would do whatever was necessary to stabilize the Eurozone’s bond markets and common currency. Japan and China also followed suit with announcements that they would institute actions to address flagging economic growth. U.S. economic data generally provided mixed signals during the reporting period. Unemployment trended lower over the 12-month period, coming in at 7.9% at the end of October 2012 (equal to early 2009 levels) – an improvement, but still, in our view, not an indicator of a healthy economy. Gross domestic product (GDP) data drifted downward, while consumer confidence generally improved. Against this backdrop, perhaps the single brightest spot in the U.S. economy is the housing market, which since June 2012 has strung together a number of months of improving pricing and sales data, due in part to the persistence of low mortgage rates. Corporate profitability and balance sheets remain strong. There appears to be little looming on the immediate horizon to stimulate a negative impact on fundamentals for the corporate sector. U.S. Treasury yields at the front end of the yield curve ended the reporting period with little or no movement, as the three-year note yield was unchanged at 0.38%, while the yield on the two-year note finished the period at 0.28%, 4 bps higher than its level a year earlier.

Holdings in the financials sector contributed most to the Fund’s relative return during the reporting period. Positions in the industrials, utilities and asset-backed securities (ABS) sectors also enhanced Fund performance for the period.

There were no sectors which detracted substantially from Fund performance during the reporting period.

During the annual period, we increased the Fund’s overall allocation to corporate debt and ABS in lieu of holding cash. Specific sector changes included a reduction in bank debt for what we viewed as valuation rather than fundamental reasons. We also added to the Fund’s exposure to utilities as we believe the sector exhibits low spread volatility relative to comparable-duration U.S. Treasuries while still providing an attractive yield. We feel that strong technical demand for front-end risk assets will continue, given the depressed yields on Treasuries. In addition, corporate balance sheets remain healthy as businesses have adapted to operating in an environment of relatively slow economic growth.

At the end of the reporting period, the Fund’s largest absolute sector weightings included corporate bonds, U.S. agency securities and U.S. Treasuries. While the economic impact of Hurricane Sandy, which struck the east coast of the U.S. in late October 2012, remains uncertain, we believe that there will be a drag on economic growth for the fourth quarter, with a rebound at the beginning of 2013. In addition, economic data in the Eurozone and China remains weak, so we do not anticipate a reversal in the global monetary easing cycle any time soon. Therefore, we maintain the Fund’s conservative positioning in relatively lower-risk corporate and structured debt.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2012

46

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2012)		1 Yr.		Inception[1]
Class A2	w/o SC	1.34%		0.98%
	w/SC3	(2.93%	)	(1.26%	)
Institutional Service Class[2,4]	w/o SC	1.50%		1.06%
Institutional Class[4]	w/o SC	1.50%		1.06%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Fund commenced operations on November 30, 2010.
2	Returns before the first offering of Class A (November 22, 2011), and the Institutional Service Class (January 20, 2012) are based on the previous performance of the Institutional Class. The performance of Class A and the Institutional Service Class is substantially similar to what the Institutional Class would have produced because the classes invest in the same portfolio of securities. Returns for the Class A and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
3	A 4.25% front-end sales charge was deducted.
4	Not subject to any sales charges.

2012 Annual Report

47

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative Performance of $10,000 invested in Institutional Class shares of the Aberdeen Ultra-Short Duration Bond Fund, the Bank of America Merrill Lynch 1-Year Treasury Bill Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch 1-Year Treasury Bill Index is a capitalization-weighted index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, 1 year from the rebalancing date.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2012

Asset Allocation
Corporate Bonds	58.2%
U.S. Agencies	21.7%
U.S. Treasuries	10.4%
Asset-Backed Securities	8.7%
Repurchase Agreement	8.4%
Liabilities in excess of other assets	(7.4%	)
	100.0%

Top Industries
Diversified Financial Services	11.3%
Electric Utilities	8.5%
Commercial Banks	6.5%
Insurance	4.9%
Oil, Gas & Consumable Fuels	4.0%
Metals & Mining	3.6%
Pharmaceutical	3.3%
Gas Utilities	2.7%
Energy Equipment & Services	2.2%
Information Technology Services	1.5%
Other	51.5%
100.0%

Top Holdings*
Federal National Mortgage Association 10/30/2014	5.4%
U.S. Treasury Notes 10/15/2013	3.8%
Federal Home Loan Mortgage Corp. Discount Note 1/07/2013	3.3%
Federal National Mortgage Association 1/23/2013	3.3%
Federal Home Loan Mortgage Corp. 11/04/2013	2.7%
U.S. Treasury Notes 4/30/2013	2.2%
Federal Home Loan Mortgage Corp. 11/19/2012	2.2%
U.S. Treasury Notes 9/30/2014	2.2%
Federal National Mortgage Association 12/19/2012	1.9%
Federal Home Loan Bank 2/20/2013	1.9%
Other	71.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2012

48

Statement of Investments

October 31, 2012

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (8.7%)
AUSTRALIA (1.2%)
SMART Trust, Series 2011-2USA, Class A4A (USD), 2.31%, 4/14/2017 (a)	$220,000	$225,289
UNITED STATES (7.5%)
Ally Master Owner Trust, Series 2010-2, Class A (USD), 4.25%, 4/15/2017 (a)	250,000	269,321
Capital One Multi-Asset Execution Trust, Series 2006-A12, Class A (USD), 0.27%, 7/15/2016 (b)	100,000	99,931
Chesapeake Funding LLC, Series 2011-2A, Class A (USD), 1.47%, 4/07/2024 (a)(b)	200,000	201,453
Ford Credit Floorplan Master Owner Trust
Series 2010-1, Class A (USD), 1.86%, 12/15/2014 (a)(b)	200,000	200,507
Series 2010-5, Class A1 (USD), 1.50%, 9/15/2015	200,000	201,871
Series 2010-5, Class A2 (USD), 0.91%, 9/15/2015 (b)	100,000	100,452
GE Equipment Transportation LLC, Series 2012-1, Class A4 (USD), 1.23%, 1/22/2020	135,000	136,595
Santander Drive Auto Receivables Trust, Series 2012-3, Class A3 (USD), 1.08%, 4/15/2016	56,000	56,394
World Financial Network Credit Card Master Trust, Series 2009-D, Class A (USD), 4.66%, 5/15/2017	100,000	102,759
		1,369,283
Total Asset-Backed Securities		1,594,572
CORPORATE BONDS (58.2%)
AUSTRALIA (1.6%)
Commercial Banks (0.8%)
National Australia Bank Ltd. (USD), 1.26%, 7/25/2014 (a)(b)	150,000	151,594
Metals & Mining (0.8%)
BHP Billiton Finance USA Ltd. (USD), 1.00%, 2/24/2015	150,000	151,439
		303,033
CANADA (6.6%)
Commercial Banks (1.3%)
Bank of Nova Scotia (USD), 1.38%, 1/12/2015 (b)	235,000	239,406
Electric Utilities (0.6%)
TransAlta Corp. (USD), 5.75%, 12/15/2013	100,000	104,909
Energy Equipment & Services (1.0%)
TransCanada PipeLines Ltd. (USD), 0.88%, 3/02/2015	175,000	176,901
Metals & Mining (1.1%)
Barrick Gold Corp. (USD), 1.75%, 5/30/2014	200,000	203,319
Oil, Gas & Consumable Fuels (2.6%)
Talisman Energy, Inc. (USD), 5.13%, 5/15/2015	220,000	238,394
Total Capital Canada Ltd. (USD), 1.63%, 1/28/2014	$235,000	$238,361
		476,755
		1,201,290
FRANCE (1.6%)
Pharmaceutical (1.6%)
Sanofi-Aventis (USD), 0.67%, 3/28/2014 (b)	300,000	301,498
GERMANY (1.4%)
Commercial Banks (1.4%)
Deutsche Bank AG (USD), GMTN, 4.88%, 5/20/2013	245,000	250,893
UNITED KINGDOM (5.3%)
Commercial Banks (1.5%)
Barclays Bank PLC (USD), 2.50%, 1/23/2013	200,000	200,906
Royal Bank of Scotland Group PLC (USD), 2.55%, 9/18/2015	85,000	87,135
		288,041
Food Products (1.0%)
TESCO PLC (USD), 2.00%, 12/05/2014 (a)	175,000	178,580
Metals & Mining (1.4%)
Rio Tinto Finance USA PLC (USD), 1.13%, 3/20/2015	250,000	252,291
Oil, Gas & Consumable Fuels (1.4%)
BP Capital Markets PLC (USD), 1.04%, 12/06/2013 (b)	250,000	251,606
		970,518
UNITED STATES (41.7%)
Auto Parts & Equipment (1.2%)
Johnson Controls, Inc. (USD), 0.72%, 2/04/2014 (b)	225,000	225,895
Beverages (1.1%)
Anheuser-Busch InBev Worldwide, Inc. (USD), 0.86%, 1/27/2014 (b)	205,000	206,470
Commercial Banks (1.5%)
Bank of America Corp. (USD), 1.50%, 10/09/2015	70,000	70,080
JPMorgan Chase & Co. (USD), MTN, 1.12%, 1/24/2014 (b)	200,000	201,259
		271,339
Computers & Peripherals (0.5%)
Hewlett-Packard Co. (USD), 0.82%, 5/30/2014 (b)	100,000	98,896
Cosmetics/Personal Care (0.9%)
Procter & Gamble Co. (USD), 0.36%, 2/06/2014 (b)	160,000	160,101
Diversified Financial Services (11.3%)
American Express Credit Corp. (USD), MTN, 1.75%, 6/12/2015	95,000	97,419

See accompanying notes to financial statements.

2012 Annual Report

49

Statement of Investments (continued)

October 31, 2012

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
Boeing Capital Corp. (USD), 5.80%, 1/15/2013	$120,000	$121,327
Caterpillar Financial Services Corp. (USD), MTN, 1.38%, 5/20/2014	230,000	233,675
ERAC USA Finance LLC (USD), 2.25%, 1/10/2014 (a)	75,000	75,854
General Electric Capital Corp.
(USD), GMTN, 2.63%, 12/28/2012 (c)	200,000	200,753
(USD), MTN, 0.98%, 4/07/2014 (b)	150,000	150,908
Harley-Davidson Funding Corp., Series B (USD), MTN, 5.25%, 12/15/2012 (a)	70,000	70,222
HSBC Finance Corp. (USD), 0.59%, 1/15/2014 (b)	200,000	199,086
International Lease Finance Corp. (USD), 6.50%, 9/01/2014 (a)	115,000	123,625
John Deere Capital Corp. (USD), 0.95%, 6/29/2015	250,000	252,429
National Rural Utilities Cooperative Finance Corp.
(USD), 4.75%, 3/01/2014	125,000	132,017
(USD), 1.00%, 2/02/2015	150,000	151,434
Toyota Motor Credit Corp. (USD), MTN, 1.00%, 2/17/2015	250,000	252,122
		2,060,871
Electric Utilities (7.9%)
Ameren Corp. (USD), 8.88%, 5/15/2014	75,000	83,099
Cleveland Electric Illuminating Co. (USD), 5.65%, 12/15/2013	110,000	115,153
Commonwealth Edison Co. (USD), 1.63%, 1/15/2014	170,000	172,203
Consolidated Edison Co. of New York, Inc., Series 02-B (USD), 4.88%, 2/01/2013	257,000	259,775
Florida Power Corp. (USD), 4.80%, 3/01/2013	100,000	101,439
NextEra Energy Capital Holding, Inc. (USD), 1.61%, 6/01/2014	240,000	242,714
Oncor Electric Delivery Co. LLC (USD), 6.38%, 1/15/2015	230,000	254,215
PSEG Power LLC (USD), 2.50%, 4/15/2013	25,000	25,238
Public Service Electric & Gas Co., Series G (USD), MTN, 0.85%, 8/15/2014	200,000	201,290
		1,455,126
Electrical Equipment (1.0%)
Emerson Electric Co. (USD), 4.50%, 5/01/2013	187,000	190,662
Energy Equipment & Services (1.2%)
Energy Transfer Partners LP (USD), 5.95%, 2/01/2015	190,000	209,785
Food Products (0.6%)
Kroger Co. (USD), 5.00%, 4/15/2013	100,000	101,997
Gas Utilities (2.7%)
CenterPoint Energy, Inc., Series B (USD), 6.85%, 6/01/2015	210,000	237,501
Sempra Energy (USD), 1.15%, 3/15/2014 (b)	250,000	251,336
		488,837
Healthcare Providers & Services (0.8%)
Quest Diagnostics, Inc. (USD), 1.22%, 3/24/2014 (b)	140,000	140,965
Information Technology Services (1.5%)
International Business Machines Corp. (USD), 0.55%, 2/06/2015	$280,000	$280,689
Insurance (4.9%)
21st Century Insurance Group (USD), 5.90%, 12/15/2013	75,000	78,167
American International Group, Inc. (USD), 3.00%, 3/20/2015	200,000	208,115
Principal Life Income Funding Trusts (USD), MTN, 5.30%, 4/24/2013	200,000	204,628
Prudential Financial, Inc. (USD), MTN, 2.75%, 1/14/2013	230,000	230,984
Series B (USD), MTN, 4.75%, 4/01/2014	170,000	179,034
		900,928
Metals & Mining (0.3%)
Nucor Corp. (USD), 5.00%, 12/01/2012	48,000	48,154
Oil & Gas Services (1.3%)
Cameron International Corp. (USD), 1.60%, 4/30/2015	240,000	243,927
Pharmaceutical (1.7%)
Express Scripts Holding Co. (USD), 2.75%, 11/21/2014 (a)	175,000	181,417
GlaxoSmithKline Capital, Inc. (USD), 4.85%, 5/15/2013	135,000	138,175
		319,592
Real Estate (1.3%)
HCP, Inc. (USD), 2.70%, 2/01/2014	125,000	127,398
Mack-Cali Realty LP (USD), 5.13%, 2/15/2014	105,000	109,681
		237,079
		7,641,313
Total Corporate Bonds		10,668,545
U.S. AGENCIES (21.7%)
UNITED STATES (21.7%)
Federal Home Loan Bank (USD), 0.00%, 2/20/2013 (d)	350,000	349,870
Federal Home Loan Mortgage Corp.
(USD), 0.00%, 11/19/2012 (d)	400,000	399,978
(USD), 0.18%, 11/04/2013 (b)	500,000	499,949
Federal Home Loan Mortgage Corp. Discount Note
(USD), 0.00%, 1/07/2013 (d)	600,000	599,866
(USD), 0.00%, 1/14/2013 (d)	50,000	49,988
Federal National Mortgage Association
(USD), 0.23%, 11/23/2012 (b)	130,000	129,998
(USD), 0.00%, 12/19/2012 (d)	350,000	349,939
(USD), 0.00%, 1/23/2013 (d)	600,000	599,834
(USD), 0.50%, 10/30/2014	1,000,000	1,001,077
		3,980,499
Total U.S. Agencies		3,980,499

See accompanying notes to financial statements.

Annual Report 2012

50

Statement of Investments (concluded)

October 31, 2012

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
U.S. TREASURIES (10.4%)
UNITED STATES (10.4%)
U.S. Treasury Notes
(USD), 3.13%, 4/30/2013	$400,000	$405,859
(USD), 0.50%, 5/31/2013 (e)	50,000	50,094
(USD), 0.50%, 10/15/2013	700,000	701,890
(USD), 0.25%, 9/30/2014	400,000	399,734
(USD), 0.25%, 10/15/2015	340,000	338,699
		1,896,276
Total U.S. Treasuries		1,896,276
REPURCHASE AGREEMENT (8.4%)
UNITED STATES (8.4%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, in the amount of $1,543,006 collateralized by U.S.Treasury Note, maturing 10/31/2017; total market value of $1,575,000	$1,543,000	1,543,000
Total Repurchase Agreement		1,543,000
Total Investments (Cost $19,564,484) (f)—107.4%		19,682,892

Liabilities in excess of other assets—(7.4)%		(1,354,844)
Net Assets—100.0%		$18,328,048

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2012.
(c)	FDIC Guaranteed.
(d)	Issued with a zero coupon.
(e)	A security or a portion of the security was used to cover the margin requirement for futures contracts.
(f)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
GMTN	Global Medium Term Note
MTN	Medium Term Note
USD	U.S. Dollar

At October 31, 2012, the Fund held the following futures contracts:

Futures Contract	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation
United States Treasury Note 6%-2 year	UBS	(4)	12/31/2012	$342

See accompanying notes to financial statements.

2012 Annual Report

51

Aberdeen U.S. High Yield Bond Fund (Unaudited)

The Aberdeen U.S. High Yield Bond Fund (Class A shares at net asset value net of fees) returned 6.28% from the date of its inception on February 27, 2012, to the end of the annual period on October 31, 2012, versus the 7.31% return of its benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Index, during the same period. For broader comparison, the average return of the Fund’s Morningstar peer category of High Yield Bond Funds (consisting of 593 funds) was 12.55% for the period.*

During the period from the Fund’s inception date, both investment-grade and high-yield corporate bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index and Bank of America Merrill Lynch U.S. High Yield Master II Index, respectively, recorded positive absolute returns and outperformed relative to comparable-duration U.S. Treasuries. The strong relative performance was attributable mainly to near-record low yields in the Treasury market and the overall health of U.S. corporate balance sheets. In our view, the U.S. fixed income market over the past year can best be described as a “tug of war” between fundamentals and valuation. We feel that fundamentals are excellent given a prolonged period of low interest rates, which has enabled corporate chief financial officers to borrow at very low interest rates and improve balance sheet health. However, we question whether investors are being compensated appropriately for the risks that remain. With fundamentals in excellent shape and yields near their all-time lows, we feel that the market may be characterized as “low risk, low reward.”

The largest detractor from Fund performance for the reporting period was an underweight to the financials sector, which was the strongest performer within the Bank of America Merrill Lynch U.S. High Yield Master II Index for the period since the Fund’s inception. As Aberdeen employs a bottom-up security selection process with a focus on protecting the downside, we typically underweight companies with complicated, difficult-to-analyze business models that are common in the financials sector.

Fund performance for the reporting period benefited mainly from individual security selection in the telecommunications sector as our bottom-up security selection process led us to an overweight relative to the benchmark Bank of America Merrill Lynch U.S. High Yield Master II Index in a mobile telecommunications company that possessed strategic value to a higher-rated competitor. Overweight allocations to the energy and basic industry sectors also contributed to the Fund’s positive relative return for the review period.

The Fund used derivatives during the reporting period, but they had minimal impact on performance.

The Fund’s positioning has remained relatively steady since its date of inception. We maintain our focus on issues that we feel offer downside protection first and upside potential second. We strive to keep up with our peers in frothy markets such as the current environment, with the belief that our emphasis on protecting the downside will allow the Fund potentially to outperform versus its peers whenever the markets turn south.

We maintain the Fund’s overweight relative to its benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Index, in sectors and securities that we believe will protect investors during times of increased volatility and underweights to sectors and credits that in our view have insufficient asset value or overcomplicated business models. We believe that this strategy will deliver strong risk-adjusted returns over the credit cycle.

*Source: Morningstar via Strategic Insight

Portfolio Management:

Aberdeen U.S. High Yield Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2012

52

Aberdeen U.S. High Yield Bond Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2012)		Inception†1
Class A	w/o SC	6.28%
	w/SC2	1.80%
Class C	w/o SC	5.71%
	w/SC3	4.71%
Class R4	w/o SC	6.10%
Institutional Service Class[4]	w/o SC	6.45%
Institutional Class[4]	w/o SC	6.45%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not annualized
1	Fund commenced operations on February 27, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge.

2012 Annual Report

53

Aberdeen U.S. High Yield Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative Performance of $10,000 invested in Class A shares of the Aberdeen U.S. High Yield Bond Fund, the Bank of America Merrill Lynch U.S. High Yield Master II Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is a capitalization-weighted index that tracks the performance of below investment grade corporate debt publicly issued in the US domestic market.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

Asset Allocation
Corporate Bonds	91.7%
Repurchase Agreement	7.9%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	16.8%
Diversified Telecommunication Services	10.6%
Coal	7.2%
Commercial Services & Supplies	5.3%
Healthcare Providers & Services	4.2%
Packaging & Containers	3.7%
Electric Utilities	2.8%
Metals & Mining	2.7%
Home Builders	2.4%
Retail	2.4%
Other	41.9%
100.0%

Top Holdings*
Arch Coal, Inc. 6/15/2021	1.9%
Sprint Nextel Corp. 11/15/2021	1.9%
Venoco, Inc. 2/15/2019	1.8%
Cincinnati Bell, Inc. 10/15/2020	1.8%
Taseko Mines Ltd. 4/15/2019	1.7%
Intelsat Luxembourg SA, PIK 2/04/2017	1.7%
Norcraft Cos. LP 12/15/2015	1.7%
Shelf Drilling Holdings Ltd. 11/01/2018	1.6%
Alaska Communications Systems Group, Inc. 5/01/2018	1.6%
Consol Energy, Inc. 3/01/2021	1.6%
Other	82.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2012

54

Statement of Investments

October 31, 2012

Aberdeen U.S. High Yield Bond Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (91.7%)
AUSTRALIA (1.0%)
Metals & Mining (1.0%)
FMG Resources August 2006 Pty Ltd. (USD), 6.88%, 4/01/2022 (a)	$185,000	$173,900
AUSTRIA (1.8%)
Oil, Gas & Consumable Fuels (0.5%)
OGX Austria GmbH (USD), 8.50%, 6/01/2018 (a)	100,000	87,250
Paper & Forest Products (1.3%)
Sappi Papier Holding GmbH (USD), 7.75%, 7/15/2017 (a)	200,000	212,500
		299,750
BERMUDA (1.9%)
Diversified Financial Services (1.6%)
Aircastle Ltd. (USD), 7.63%, 4/15/2020	240,000	265,200
Diversified Telecommunication Services (0.3%)
Digicel Group Ltd. (USD), 8.25%, 9/30/2020 (a)	50,000	53,875
		319,075
CANADA (3.7%)
Building Materials (0.4%)
Ainsworth Lumber Co. Ltd., PIK, (USD), 11.00%, 7/29/2015 (a)	74,250	73,507
Commercial Services & Supplies (1.6%)
Garda World Security Corp. (CAD), 9.75%, 3/15/2017	255,000	265,532
Metals & Mining (1.7%)
Taseko Mines Ltd. (USD), 7.75%, 4/15/2019	305,000	297,375
		636,414
CAYMAN ISLANDS (3.0%)
Computers & Peripherals (0.5%)
Seagate HDD Cayman (USD), 7.00%, 11/01/2021	80,000	83,600
Investment Companies (0.9%)
Offshore Group Investment Ltd.
(USD), 11.50%, 8/01/2015	68,000	74,715
(USD), 7.50%, 11/01/2019 (a)	75,000	73,875
		148,590
Oil, Gas & Consumable Fuels (1.6%)
Shelf Drilling Holdings Ltd. (USD), 8.63%, 11/01/2018 (a)	280,000	281,400
		513,590
LUXEMBOURG (7.1%)
Apparel (0.8%)
Boardriders SA (EUR), 8.88%, 12/15/2017 (a)	100,000	133,503
Cosmetics/Personal Care (1.2%)
Albea Beauty Holdings SA (USD), 8.38%, 11/01/2019 (a)	200,000	203,000
Diversified Telecommunication Services (1.7%)
Intelsat Luxembourg SA, PIK (USD), 11.50%, 2/04/2017	$275,000	$289,438
Healthcare Products (1.1%)
ConvaTec Healthcare E SA, Series REGS (USD), 10.50%, 12/15/2018 (a)	170,000	184,450
Packaging & Containers (2.3%)
ARD Finance SA, PIK, Series REGS (EUR), 11.13%, 6/01/2018 (a)	130,000	170,208
Greif Luxembourg Finance SCA, Series REGS (EUR), MTN, 7.38%, 7/15/2021 (a)	165,000	234,182
		404,390
		1,214,781
UNITED STATES (73.2%)
Aerospace & Defense (1.3%)
AAR Corp. (USD), 7.25%, 1/15/2022 (a)	205,000	212,687
Apparel (1.2%)
Hanesbrands, Inc. (USD), 6.38%, 12/15/2020	75,000	81,844
Levi Strauss & Co. (USD), 6.88%, 5/01/2022	115,000	119,456
		201,300
Building Materials (0.8%)
Nortek, Inc.
(USD), 8.50%, 4/15/2021	115,000	123,625
(USD), 8.50%, 4/15/2021 (a)	10,000	10,700
		134,325
Chemicals (1.0%)
Tronox Finance LLC (USD), 6.38%, 8/15/2020 (a)	165,000	164,588
Coal (7.2%)
Alpha Natural Resources, Inc.
(USD), 9.75%, 4/15/2018	35,000	35,438
(USD), 6.25%, 6/01/2021	285,000	247,950
Arch Coal, Inc. (USD), 7.25%, 6/15/2021	365,000	322,112
Consol Energy, Inc. (USD), 6.38%, 3/01/2021	280,000	278,600
Peabody Energy Corp. (USD), 6.25%, 11/15/2021	165,000	170,363
Westmoreland Coal Co. (USD), 10.75%, 2/01/2018	175,000	172,812
		1,227,275
Commercial Services & Supplies (3.7%)
DynCorp International, Inc. (USD), 10.38%, 7/01/2017	215,000	189,200
H&E Equipment Services, Inc. (USD), 7.00%, 9/01/2022 (a)	125,000	130,000
Iron Mountain, Inc. (USD), 5.75%, 8/15/2024	115,000	114,713
RSC Equipment Rental Inc. (USD), 10.25%, 11/15/2019	40,000	46,200
ServiceMaster Co. (USD), 7.10%, 3/01/2018	155,000	150,156
		630,269

See accompanying notes to financial statements.

2012 Annual Report

55

Statement of Investments (continued)

October 31, 2012

Aberdeen U.S. High Yield Bond Fund

	Shares or Principal Amount	Value
Diversified Financial Services (0.8%)
Nationstar Mortgage LLC (USD), 7.88%, 10/01/2020 (a)	$125,000	$128,750
Diversified Telecommunication Services (8.6%)
Alaska Communications Systems Group, Inc. (USD), 6.25%, 5/01/2018 (a)	415,000	280,644
Cincinnati Bell, Inc. (USD), 8.38%, 10/15/2020	280,000	301,000
Cricket Communications, Inc.
(USD), 10.00%, 7/15/2015	216,000	227,070
(USD), 7.75%, 10/15/2020	80,000	82,500
Integra Telecom Holdings, Inc. (USD), 10.75%, 4/15/2016 (a)	255,000	260,100
Sprint Nextel Corp. (USD), 11.50%, 11/15/2021	241,000	320,530
		1,471,844
Electric Utilities (2.8%)
Edison Mission Energy (USD), 7.00%, 5/15/2017	375,000	180,937
Energy Future Holdings Corp. (USD), 10.00%, 1/15/2020	90,000	95,625
GenOn Energy, Inc. (USD), 9.88%, 10/15/2020	70,000	78,575
NRG Energy, Inc. (USD), 6.63%, 3/15/2023 (a)	120,000	123,600
		478,737
Electronics (0.8%)
Jabil Circuit, Inc.
(USD), 8.25%, 3/15/2018	95,000	112,100
(USD), 4.70%, 9/15/2022	15,000	15,000
		127,100
Entertainment (1.0%)
Greektown Superholdings, Inc., Series A (USD), 13.00%, 7/01/2015	150,000	161,063
Environmental Control (2.2%)
ADS Waste Holdings, Inc. (USD), 8.25%, 10/01/2020 (a)	40,000	41,400
Casella Waste Systems, Inc. (USD), 7.75%, 2/15/2019 (a)	160,000	156,800
EnergySolutions, Inc. (USD), 10.75%, 8/15/2018	185,000	171,587
		369,787
Food & Staples (0.9%)
HOA Restaurant Group LLC (USD), 11.25%, 4/01/2017 (a)	155,000	143,956
Food Products (1.0%)
Post Holdings, Inc. (USD), 7.38%, 2/15/2022 (a)	165,000	175,106
Healthcare Products (1.1%)
Biomet, Inc.
(USD), 6.50%, 8/01/2020 (a)	20,000	20,650
(USD), 6.50%, 10/01/2020 (a)	175,000	170,188
		190,838
Healthcare Providers & Services (4.2%)
Acadia Healthcare Co., Inc. (USD), 12.88%, 11/01/2018	110,000	129,250
DaVita, Inc. (USD), 5.75%, 8/15/2022 HCA, Inc.	$75,000	$78,375
(USD), 6.50%, 2/15/2020	60,000	66,300
(USD), 4.75%, 5/01/2023	130,000	130,000
Radnet Management, Inc. (USD), 10.38%, 4/01/2018	200,000	201,000
Tenet Healthcare Corp. (USD), 8.00%, 8/01/2020	110,000	115,775
		720,700
Home Builders (2.4%)
KB Home (USD), 8.00%, 3/15/2020	190,000	212,325
Meritage Homes Corp. (USD), 7.00%, 4/01/2022	80,000	86,400
Standard Pacific Corp. (USD), 10.75%, 9/15/2016	95,000	117,800
		416,525
Home Furnishings (1.7%)
Norcraft Cos. LP (USD), 10.50%, 12/15/2015	285,000	285,712
Information Technology Services (1.4%)
SunGard Data Systems, Inc.
(USD), 6.63%, 11/01/2019 (a)	50,000	50,437
(USD), 7.63%, 11/15/2020	180,000	195,525
		245,962
Insurance (1.0%)
Hub International Ltd. (USD), 8.13%, 10/15/2018 (a)	165,000	169,538
Iron/Steel (0.7%)
Steel Dynamics, Inc. (USD), 6.38%, 8/15/2022 (a)	120,000	125,400
Lodging (2.3%)
Boyd Gaming Corp. (USD), 9.13%, 12/01/2018	150,000	154,875
Mandalay Resort Group (USD), 7.63%, 7/15/2013	75,000	77,063
Marina District Finance Co., Inc. (USD), 9.88%, 8/15/2018	165,000	167,062
		399,000
Machinery-Diversified (0.4%)
Manitowoc Co., Inc. (USD), 5.88%, 10/15/2022	70,000	69,738
Media (0.7%)
CCO Holdings LLC (USD), 6.63%, 1/31/2022	110,000	119,350
Miscellaneous Manufacturing (0.5%)
Park-Ohio Industries, Inc. (USD), 8.13%, 4/01/2021	75,000	78,375
Oil & Gas Services (0.8%)
Forbes Energy Services Ltd. (USD), 9.00%, 6/15/2019	155,000	143,763
Oil, Gas & Consumable Fuels (14.7%)
Carrizo Oil & Gas, Inc.
(USD), 8.63%, 10/15/2018	85,000	91,588
(USD), 7.50%, 9/15/2020	90,000	91,800
Chaparral Energy, Inc. (USD), 8.25%, 9/01/2021	100,000	109,250

See accompanying notes to financial statements.

Annual Report 2012

56

Statement of Investments (continued)

October 31, 2012

Aberdeen U.S. High Yield Bond Fund

	Shares or Principal Amount	Value
Comstock Resources, Inc. (USD), 9.50%, 6/15/2020	$165,000	$176,550
EV Energy Partners LP (USD), 8.00%, 4/15/2019	115,000	121,037
EXCO Resources, Inc. (USD), 7.50%, 9/15/2018	200,000	188,000
Forest Oil Corp. (USD), 7.50%, 9/15/2020 (a)	210,000	214,725
GMX Resources, Inc. (USD), 4.50%, 5/01/2015	525,000	221,812
Hercules Offshore, Inc. (USD), 10.25%, 4/01/2019 (a)	260,000	272,350
Oasis Petroleum, Inc. (USD), 6.50%, 11/01/2021	200,000	211,500
Plains Exploration & Production Co. (USD), 6.88%, 2/15/2023	70,000	69,913
Quicksilver Resources, Inc.
(USD), 8.25%, 8/01/2015	205,000	199,362
(USD), 7.13%, 4/01/2016	100,000	87,000
SandRidge Energy, Inc.
(USD), 7.50%, 3/15/2021 (a)	100,000	104,000
(USD), 7.50%, 2/15/2023 (a)	50,000	51,750
Venoco, Inc. (USD), 8.88%, 2/15/2019	345,000	303,600
		2,514,237
Packaging & Containers (1.4%)
Pretium Packaging LLC (USD), 11.50%, 4/01/2016	185,000	189,625
Sealed Air Corp. (USD), 8.38%, 9/15/2021 (a)	50,000	55,000
		244,625
Paper & Forest Products (0.4%)
PH Glatfelter Co. (USD), 5.38%, 10/15/2020 (a)	70,000	70,963
Retail (2.4%)
NPC International, Inc. (USD), 10.50%, 1/15/2020	100,000	114,875
Pantry, Inc. (USD), 8.38%, 8/01/2020 (a)	50,000	52,000
Wok Acquisition Corp. (USD), 10.25%, 6/30/2020 (a)	220,000	234,300
		401,175
Software (1.9%)
Fidelity National Information Services, Inc. (USD), 5.00%, 3/15/2022	55,000	56,100
First Data Corp.
(USD), 10.55%, 9/24/2015	110,000	112,750
(USD), 6.75%, 11/01/2020 (a)	155,000	155,000
		323,850
Specialty Retail (0.9%)
99 Cents Only Stores (USD), 11.00%, 12/15/2019 (a)	140,000	158,900
Transportation (0.2%)
Commercial Barge Line Co. (USD), 12.50%, 7/15/2017	35,000	38,850
Trucking & Leasing (0.8%)
NESCO LLC (USD), 11.75%, 4/15/2017 (a)	$125,000	$131,875
		12,476,163
Total Corporate Bonds		15,633,673
REPURCHASE AGREEMENT (7.9%)
UNITED STATES (7.9%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $1,349,006, collateralized by a U.S. Treasury Note, maturing 8/31/2018; total market value of $1,378,388	1,349,000	1,349,000
Total Repurchase Agreement		1,349,000
Total Investments (Cost $16,829,758) (b)—99.6%		16,982,673

Other assets in excess of liabilities—0.4%		73,521
Net Assets—100.0%		$17,056,194

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
CAD	Canadian Dollar
EUR	Euro currency
MTN	Medium Term Note
PIK	Payment In Kind
USD	U.S. Dollar

See accompanying notes to financial statements.

2012 Annual Report

57

Statement of Investments (concluded)

October 31, 2012

Aberdeen U.S. High Yield Bond Fund

At October 31, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation
United States Dollar/Canadian Dollar
1/24/2013	State Street	USD	278,925	CAD	277,000	$276,855	$2,070
United States Dollar/Euro Currency
1/24/2013	JPMorgan Chase	USD	538,913	EUR	411,000	533,158	5,755
						$810,013	$7,825

*	Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2012, the Fund held the following credit default swaps:

Buy Protection:

Counterparty	Expiration Date	Notional Amount	Swap Details	Unrealized Appreciation/ (Depreciation)
Deutsche Bank	9/20/2013	200,000	Pay: Fixed rate equal to 5.00% Receive: Alcatel-Lucent, 1/15/2028, 6.50%	$(5,427)
Barclays Capital	6/20/2017	300,000	Pay: Fixed rate equal to 1.00% Receive: Southwest Airlines 3/01/2017, 5.13%	(4,831)
Barclays Capital	9/20/2017	300,000	Pay: Fixed rate equal to 5.00% Receive: Avis Budget Car Rental LLC, 6/15/2016, 7.75%	(10,340)
				$(20,598)

Sell Protection:

Counterparty	Expiration Date	Notional Amount	Swap Details	Unrealized Appreciation/ (Depreciation)	Implied Credit Spread*
Barclays Capital	6/20/2017	200,000	Pay: Alcatel-Lucent, 1/15/2028, 6.50% Receive: Fixed rate equal to 5.00%	$(12,164)	14.00%
Barclays Capital	6/20/2017	200,000	Pay: Chesapeake Energy Corp., 8/15/2020, 6.63% Receive: Fixed rate equal to 5.00%	22,740	5.25%
Barclays Capital	9/20/2017	300,000	Pay: Bombardier, Inc., 5/01/2034, 7.45% Receive: Fixed rate equal to 5.00%	10,698	3.45%
Deutsche Bank	9/20/2017	400,000	Pay: Goodyear Tire & Rubber Co., 3/15/2028, 7.00% Receive: Fixed rate equal to 5.00%	14,285	5.95%
				$35,559

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes to financial statements.

Annual Report 2012

58

Statements of Assets and Liabilities

October 31, 2012

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
Assets:
Investments, at value	$456,961,636	$108,905,975	$28,675,688	$28,578,472	$115,920,879
Repurchase agreements, at value	7,182,000	7,209,000	1,158,000	476,000	895,000

Total Investments	464,143,636	116,114,975	29,833,688	29,054,472	116,815,879

Foreign currency, at value	2,026,330	–	93,603	1,190,373	–
Cash	1,070,793	315	407	653	745
Cash collateral pledged for futures	1,219,431	–	–	58,476	–
Receivable for investments sold	17,462,048	2,118,487	–	215,505	–
Interest receivable	5,184,623	556,462	505,897	260,626	1,514,906
Unrealized appreciation on forward foreign currency exchange contracts	4,205,621	–	157,365	46,320	–
Receivable for capital shares issued	635,815	1,138,769	4,376	5,225	1,678
Receivable from adviser	34,225	19,889	23,631	15,358	–
Variation margin receivable for futures contracts	–	–	–	28,745	–
Prepaid expenses	38,060	69,549	5,581	38,082	13,573

Total Assets	496,020,582	120,018,446	30,624,548	30,913,835	118,346,781

Liabilities:
Payable for investments purchased	9,400,133	8,444,836	–	966,739	–
Unrealized depreciation on forward foreign currency exchange contracts	2,488,572	–	49,109	24,365	–
Payable for capital shares redeemed	1,178,216	1,196,524	–	102,469	7,103
Payable to broker	480,000	–	–	–	–
Accrued foreign capital gains tax	201,447	–	18,466	–	–
Distributions payable	–	46,806	–	–	88,726
Payable for variation margin on futures contracts	79,588	4,500	–	–	–
Accrued expenses and other payables:
Investment advisory fees	203,665	27,888	20,627	15,323	64,652
Transfer agent fees	67,575	17,179	3,674	9,316	14,377
Custodian fees	55,204	1,365	4,536	2,963	299
Printing fees	20,927	942	211	2,218	6,198
Administration fees	10,748	2,448	681	675	2,644
Administrative services fees	2,549	99	224	9,612	273
Fund accounting fees	7,433	1,586	475	497	1,869
Distribution fees	585	3,162	852	1,418	4,449
Legal fees	6,169	1,310	389	414	1,548
Other	22,175	10,897	10,709	11,822	10,339

Total Liabilities	14,224,986	9,759,542	109,953	1,147,831	202,477

Net Assets	$481,795,596	$110,258,904	$30,514,595	$29,766,004	$118,144,304

Cost:
Investments	$434,361,771	$105,767,522	$28,419,293	$26,751,224	$102,660,139
Repurchase agreements	7,182,000	7,209,000	1,158,000	476,000	895,000
Foreign currency	2,000,512	–	93,320	1,193,656	–
Represented by:
Capital	$452,350,602	$104,376,915	$30,497,284	$29,185,592	$103,972,141
Accumulated net investment income/(loss)	2,706,340	174,668	(240,669)	(147,476)	(88,726)
Accumulated net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	2,656,230	2,570,741	(87,876)	(1,152,211)	1,000,149
Net unrealized appreciation on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	24,082,424	3,136,580	345,856	1,880,099	13,260,740

Net Assets	$481,795,596	$110,258,904	$30,514,595	$29,766,004	$118,144,304

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

59

Statements of Assets and Liabilities (continued)

October 31, 2012

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
Net Assets:
Class A Shares	$1,274,550	$4,408,990	$528,047	$2,781,381	$11,416,290
Class C Shares	393,047	2,917,522	273,985	966,924	2,410,453
Class D Shares	–	–	–	–	104,317,561
Class R Shares	10,511	–	1,291,753	–	–
Institutional Service Class Shares	12,449,498	25,882	10,137	25,167,668	–
Institutional Class Shares	467,667,990	102,906,510	28,410,673	850,031	–

Total	$481,795,596	$110,258,904	$30,514,595	$29,766,004	$118,144,304

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	113,173	389,375	54,738	262,076	1,051,334
Class C Shares	34,978	258,040	28,437	91,683	222,225
Class D Shares	–	–	–	–	9,596,356
Class R Shares	933	–	134,063	–	–
Institutional Service Class Shares	1,105,009	2,272	1,050	2,369,202	–
Institutional Class Shares	41,485,633	9,032,373	2,942,907	79,885	–

Total	42,739,726	9,682,060	3,161,195	2,802,846	10,869,915

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.26	$11.32	$9.65	$10.61	$10.86
Class C Shares(a)	$11.24	$11.31	$9.63	$10.55	$10.85
Class D shares	$–	$–	$–	$–	$10.87
Class R Shares	$11.27	$–	$9.64	$–	$–
Institutional Service Class Shares	$11.27	$11.39	$9.65	$10.62	$–
Institutional Class Shares	$11.27 (b)	$11.39	$9.65	$10.64	$–
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.76	$11.82	$10.08	$11.08	$11.34
Class D Shares	$–	$–	$–	$–	$11.38
Maximum Sales Charge:
Class A Shares	4.25%	4.25%	4.25%	4.25%	4.25%
Class D Shares	–%	–%	–%	–%	4.50%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on October 31, 2012 due to financial statement rounding and/or financial statement adjustments.

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

60

Statements of Assets and Liabilities (continued)

October 31, 2012

	Aberdeen Ultra-Short Duration Bond Fund	Aberdeen U.S. High Yield Bond Fund
Assets:
Investments, at value	$18,139,892	$15,633,673
Repurchase agreements, at value	1,543,000	1,349,000

Total Investments	19,682,892	16,982,673

Cash	713	–
Interest receivable	78,567	303,442
Receivable for investments sold	–	175,167
Unrealized appreciation on swap contracts	–	47,723
Receivable from adviser	12,243	8,358
Unrealized appreciation on forward foreign currency exchange contracts	–	7,825
Receivable for capital shares issued	–	36
Prepaid expenses	27,996	52,059

Total Assets	19,802,411	17,577,283

Liabilities:
Payable for investments purchased	1,446,348	59,552
Payable for capital shares redeemed	–	339,545
Up-front payments received on swap contracts	–	55,208
Unrealized depreciation on swap contracts	–	32,762
Due to custodian	–	8,561
Distributions payable	7,132	906
Payable for variation margin on futures contracts	188	–
Accrued expenses and other payables:
Investment advisory fees	3,285	8,875
Transfer agent fees	5,445	3,414
Custodian fees	366	629
Administration fees	438	390
Fund accounting fees	466	271
Legal fees	414	202
Printing fees	169	139
Distribution fees	85	68
Other	10,027	10,567

Total Liabilities	1,474,363	521,089

Net Assets	$18,328,048	$17,056,194

Cost:
Investments	$18,021,484	$15,480,758
Repurchase agreements	1,543,000	1,349,000
Represented by:
Capital	$18,074,921	$16,695,482
Accumulated net investment income	3,867	2,213
Accumulated net realized gain from investments, futures contracts, swaps and foreign currency transactions	130,510	182,632
Net unrealized appreciation on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	118,750	175,867

Net Assets	$18,328,048	$17,056,194

Net Assets:
Class A Shares	$374,385	$70,918
Class C Shares	–	56,935
Class R Shares	–	10,615
Institutional Service Class Shares	26,324	10,650
Institutional Class Shares	17,927,339	16,907,076

Total	$18,328,048	$17,056,194

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

61

Statements of Assets and Liabilities (concluded)

October 31, 2012

	Aberdeen Ultra- Short Duration Bond Fund		Aberdeen U.S. High Yield Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	37,112		6,977
Class C Shares	–		5,607
Class R Shares	–		1,044
Institutional Service Class Shares	2,613		1,048
Institutional Class Shares	1,779,366		1,663,365

Total	1,819,091		1,678,041

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.09		$10.16
Class C Shares (a)	$–		$10.15
Class R Shares	$–		$10.17	(b)
Institutional Service Class Shares	$10.07	(b)	$10.16
Institutional Class Shares	$10.08		$10.16
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.54		$10.61
Maximum Sales Charge:
Class A Shares	4.25%		4.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on October 31, 2012 due to financial statement rounding and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

62

Statements of Operations

For the Year Ended October 31, 2012

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax- Free Income Fund
INVESTMENT INCOME:
Interest income	$24,310,988	$3,201,658	$1,889,802	$922,981	$4,829,145
Foreign tax withholding	(1,442,676)	(37)	(25,887)	–	–

	22,868,312	3,201,621	1,863,915	922,981	4,829,145

EXPENSES:
Investment advisory fees	2,756,024	304,007	233,317	196,512	498,803
Administration fees	143,702	26,383	7,594	8,526	30,534
Distribution fees Class A	976	10,453	1,089	7,375	27,354
Distribution fees Class C	533	9,928	3,289	9,990	22,576
Distribution fees Class R	34	–	2,949	–	–
Administrative services fees Class A	–	1,153	85	366	883
Administrative services fees Class R	–	–	1,446	–	–
Administrative service fees Institutional Service Class	25,375	–	–	50,934	–
Transfer agent fees	457,972	102,360	50,282	37,049	73,497
Registration and filing fees	72,696	94,278	148,910	65,599	44,857
Custodian fees	281,499	9,281	33,147	17,980	1,660
Audit fees	44,151	30,633	32,443	37,354	26,812
Printing fees	63,260	15,634	12,624	26,985	14,215
Fund accounting fees	50,880	6,324	3,303	2,935	10,624
Legal fees	25,697	10,093	1,816	2,468	9,951
Trustee fees	25,301	4,570	1,004	1,490	5,256
Other	70,008	9,104	7,910	10,926	15,371

Total expenses before reimbursed/waived expenses	4,018,108	634,201	541,208	476,489	782,393

Expenses reimbursed	(202,438)	(105,988)	(269,869)	(96,679)	–
Recoupment of expenses previously reimbursed	–	–	–	–	66,504

Net expenses	3,815,670	528,213	271,339	379,810	848,897

Net Investment Income	19,052,642	2,673,408	1,592,576	543,171	3,980,248

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	12,730,179	2,877,735	(986,419)	277,154	1,002,370
Realized gain/(loss) on swap contracts	(435,510)	–	–	–	–
Realized gain/(loss) on futures contracts transactions	864,382	(50,153)	–	(236,537)	–
Realized gain/(loss) on foreign currency transactions	(4,460,403)	—	(592,552)	6,639	–

Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	8,698,648	2,827,582	(1,578,971)	47,256	1,002,370

Net change in unrealized appreciation/depreciation on investment transactions	3,598,113	1,554,125	1,507,171	414,301	5,068,247
Net change in unrealized appreciation/depreciation on swap contracts	402,830	–	–	–	–
Net change in unrealized appreciation/depreciation on futures contracts	(42,546)	(1,873)	–	44,562	–
Net change in unrealized appreciation/depreciation on foreign currency transactions	2,791,813	–	294,768	65,268	–

Net change in unrealized appreciation/depreciation from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	6,750,210	1,552,252	1,801,939	524,131	5,068,247

Net realized/unrealized gain from investments, futures contracts, swaps and foreign currency transactions	15,448,858	4,379,834	222,968	571,387	6,070,617

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,501,500	$7,053,242	$1,815,544	$1,114,558	$10,050,865

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

63

Statements of Operations (concluded)

For the Year Ended October 31, 2012

	Aberdeen Ultra- Short Duration Bond Fund	Aberdeen U.S. High Yield Bond Fund (a)
INVESTMENT INCOME:
Interest income	$374,625	$797,513
Foreign tax withholding	–	–

	374,625	797,513

EXPENSES:
Investment advisory fees	67,143	58,320
Administration fees	8,743	2,507
Distribution fees Class A	370	93
Distribution fees Class C	–	138
Distribution fees Class R	–	34
Registration and filing fees	120,986	42,436
Audit fees	28,723	32,258
Transfer agent fees	14,346	18,314
Printing fees	10,182	6,489
Legal fees	1,607	8,418
Custodian fees	2,737	4,140
Fund accounting fees	3,960	932
Trustee fees	1,874	453
Other	7,708	4,691

Total expenses before reimbursed/waived expenses	268,379	179,223
Expenses reimbursed	(133,723)	(101,197)

Net expenses	134,656	78,026

Net Investment Income	239,969	719,487

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	139,475	285,015
Realized gain/(loss) on swap contracts	–	(102,383)
Realized gain/(loss) on futures contracts transactions	(3,452)	–
Realized gain/(loss) on foreign currency transactions	–	(7,946)

Net realized gain from investments, futures contracts, swaps and foreign currency transactions	136,023	174,686

Net change in unrealized appreciation/depreciation on investment transactions	117,512	152,915
Net change in unrealized appreciation/depreciation on swap contracts	–	14,961
Net change in unrealized appreciation/depreciation on futures contracts	(1,264)	–
Net change in unrealized appreciation/depreciation on foreign currency transactions	–	7,991

Net change in unrealized appreciation/depreciation from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	116,248	175,867

Net realized/unrealized gain from investments, futures contracts, swaps and foreign currency transactions	252,271	350,553

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$492,240	$1,070,040

(a) For the period from February 27, 2012 (commencement of operations) through October 31, 2012.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

64

Statements of Changes in Net Assets

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Local Currency Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Period Ended October 31, 2011 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$19,052,642	$21,092,534	$2,673,408	$3,846,693	$1,592,576	$473,184
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	8,698,648	11,888,717	2,827,582	1,136,332	(1,578,971)	(95,417)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	6,750,210	(6,194,935)	1,552,252	(2,452,537)	1,801,939	(1,456,083)

Changes in net assets resulting from operations	34,501,500	26,786,316	7,053,242	2,530,488	1,815,544	(1,078,316)

Distributions to Shareholders From:
Net investment income:
Class A	(13,108)	–	(99,538)	(109,124)	(2,405)	(912)
Class C	(1,180)	–	(14,959)	(1,252)	(479)	(2,153)
Class R	(151)	–	–	–	(2,120)	(66)
Institutional Service Class	(409,423)	(326,117)	(484)	(44)	(64)	(79)
Institutional Class	(24,454,184)	(43,860,158)	(2,559,624)	(4,217,350)	(181,839)	(174,750)
Net realized gains:
Class A	–	–	(33,783)	(182,356)	(4,469)	(175)
Class C	–	–	(1,655)	(1,055)	(3,177)	(413)
Class R	–	–	–	–	(4,951)	(28)
Institutional Service Class	–	–	(111)	(64)	(100)	(28)
Institutional Class	–	–	(878,383)	(9,964,434)	(282,057)	(59,696)
Tax Return of Capital:
Class A	–	–	–	–	(6,568)	(413)
Class C	–	–	–	–	(3,492)	(974)
Class R	–	–	–	–	(6,755)	(35)
Institutional Service Class	–	–	–	–	(155)	(41)
Institutional Class	–	–	–	–	(443,186)	(89,012)

Change in net assets from shareholder distributions	(24,878,046)	(44,186,275)	(3,588,537)	(14,475,679)	(941,817)	(328,775)

Change in net assets from capital transactions	(183,133,565)	134,971,552	2,792,718	(69,832,048)	(1,123,248)	32,171,207

Change in net assets	(173,510,111)	117,571,593	6,257,423	(81,777,239)	(249,521)	30,764,116

Net Assets:
Beginning of year	655,305,707	537,734,114	104,001,481	185,778,720	30,764,116	–

End of year	$481,795,596	$655,305,707	$110,258,904	$104,001,481	$30,514,595	$30,764,116

Accumulated net investment income/(loss) at end of year	$2,706,340	$12,211,919	$174,668	$(37,313)	$(37,242)	$140,947

(a)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

65

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Local Currency Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Period Ended October 31, 2011 (a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,249,694	$–	$913,488	$1,643,725	$681,725	$138,147
Dividends reinvested	13,108	–	116,952	251,252	13,009	641
Cost of shares redeemed(b)	(36,954)	–	(1,028,731)	(462,719)	(272,512)	(56,193)

Total Class A	1,225,848	–	1,709	1,432,258	422,222	82,595

Class C Shares
Proceeds from shares issued	384,649	–	2,791,868	236,770	79,100	358,223
Dividends reinvested	325	–	15,631	1,536	4,947	2,385
Cost of shares redeemed(b)	–	–	(117,597)	(63,905)	(166,205)	–

Total Class C	384,974	–	2,689,902	174,401	(82,158)	360,608

Class R Shares
Proceeds from shares issued	10,000	–	–	–	1,339,217	10,000
Dividends reinvested	151	–	–	–	13,826	129
Cost of shares redeemed(b)	–	–	–	–	(104,128)	–

Total Class R	10,151	–	–	–	1,248,915	10,129

Institutional Service Class Shares
Proceeds from shares issued	4,374,702	8,006,100	23,452	3,540	–	10,000
Dividends reinvested	409,423	326,117	585	106	318	148
Cost of shares redeemed(b)	(1,734,474)	(801,201)	(3,380)	–	–	–

Total Institutional Service Class	3,049,651	7,531,016	20,657	3,646	318	10,148

Institutional Class Shares
Proceeds from shares issued	112,945,244	399,214,146	46,362,386	52,966,682	16,659,715	31,459,200
Dividends reinvested	22,734,670	41,463,374	3,423,853	6,178,025	769,194	248,527
Cost of shares redeemed(b)	(323,484,103)	(313,236,984)	(49,705,789)	(130,587,060)	(20,141,454)	–

Total Institutional Class	(187,804,189)	127,440,536	80,450	(71,442,353)	(2,712,545)	31,707,727

Change in net assets from capital transactions:	$(183,133,565)	$134,971,552	$2,792,718	$(69,832,048)	$(1,123,248)	$32,171,207

(a)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

66

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Local Currency Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Period Ended October 31, 2011 (a)

SHARE TRANSACTIONS:
Class A Shares
Issued	115,448	–	82,375	152,082	73,967	14,131
Reinvested	1,201	–	10,615	23,564	1,384	68
Redeemed	(3,476)	–	(93,295)	(43,193)	(28,776)	(6,036)

Total Class A Shares	113,173	–	(305)	132,453	46,575	8,163

Class C Shares
Issued	34,948	–	249,792	21,898	8,267	36,806
Reinvested	30	–	1,403	144	544	254
Redeemed	–	–	(10,613)	(6,059)	(17,434)	–

Total Class C Shares	34,978	–	240,582	15,983	(8,623)	37,060

Class R Shares
Issued	919	–	–	–	142,645	1,000
Reinvested	14	–	–	–	1,436	14
Redeemed	–	–	–	–	(11,032)	–

Total Class R Shares	933	–	–	–	133,049	1,014

Institutional Service Class Shares
Issued	402,754	722,523	2,099	323	–	1,000
Reinvested	38,614	30,164	53	10	34	16
Redeemed	(160,471)	(73,136)	(302)	–	–	–

Total Institutional Service Class Shares	280,897	679,551	1,850	333	34	1,016

Institutional Class Shares
Issued	10,413,439	36,464,540	4,162,494	4,838,067	1,798,771	3,232,273
Reinvested	2,154,131	3,863,893	308,931	575,692	83,056	26,340
Redeemed	(29,848,357)	(28,414,988)	(4,485,552)	(12,025,183)	(2,197,533)	–

Total Institutional Class Shares	(17,280,787)	11,913,445	(14,127)	(6,611,424)	(315,706)	3,258,613

Total change in shares:	(16,850,806)	12,592,996	228,000	(6,462,655)	(144,671)	3,305,866

(a)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

67

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Period Ended October 31, 2011 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$543,171	$866,834	$3,980,248	$4,205,281	$239,969	$162,076
Net realized gain from investments, futures contracts, swaps and foreign currency transactions	47,256	313,511	1,002,370	134,119	136,023	19,069
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	524,131	(772,772)	5,068,247	(612,047)	116,248	2,502

Changes in net assets resulting from operations	1,114,558	407,573	10,050,865	3,727,353	492,240	183,647

Distributions to Shareholders From:
Net investment income:
Class A	(73,953)	(183,217)	(347,494)	(332,043)	(762)	–
Class B(b)	–	–	–	(6,822)	–	–
Class C	(18,409)	(51,512)	(54,870)	(58,402)	–	–
Class D	–	–	(3,577,880)	(3,807,744)	–	–
Institutional Service Class	(734,597)	(1,736,777)	–	–	(100)	–
Institutional Class	(6,819)	(1,539)	–	–	(239,145)	(162,079)
Net realized gains:
Class A	–	–	(12,369)	(20,102)	(33)	–
Class B(b)	–	–	–	(1,656)	–	–
Class C	–	–	(2,470)	(5,164)	–	–
Class D	–	–	(119,291)	(221,024)	–	–
Institutional Class	–	–	–	–	(20,641)	–

Change in net assets from shareholder distributions	(833,778)	(1,973,045)	(4,114,374)	(4,452,957)	(260,681)	(162,079)

Change in net assets from capital transactions	(5,941,258)	(4,972,890)	(2,364,160)	(8,462,529)	(17,076,446)	35,151,367

Change in net assets	(5,660,478)	(6,538,362)	3,572,331	(9,188,133)	(16,844,887)	35,172,935

Net Assets:
Beginning of year	35,426,482	41,964,844	114,571,973	123,760,106	35,172,935	–

End of year	$29,766,004	$35,426,482	$118,144,304	$114,571,973	$18,328,048	$35,172,935

Accumulated net investment income/(loss) at end of year	$(166,108)	$167,809	$(88,726)	$(90,940)	$3,867	$377

(a)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

68

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Period Ended October 31, 2011 (a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$238,016	$417,701	$1,649,198	$1,261,929	$478,351	$–
Proceeds from conversion of Class B Shares(b)	–	–	–	658,079	–	–
Dividends reinvested	48,444	126,104	232,657	227,979	789	–
Cost of shares redeemed(c)	(703,814)	(1,263,193)	(1,213,732)	(1,784,151)	(106,492)	–

Total Class A	(417,354)	(719,388)	668,123	363,836	372,648	–

Class B Shares(b)
Proceeds from shares issued	–	–	–	14,015	–	–
Dividends reinvested	–	–	–	5,573	–	–
Cost of shares converted to Class A Shares	–	–	–	(658,079)	–	–
Cost of shares redeemed(c)	–	–	–	(173,875)	–	–

Total Class B	–	–	–	(812,366)	–	–

Class C Shares
Proceeds from shares issued	118,471	352,967	561,093	259,082	–	–
Dividends reinvested	11,625	24,891	14,530	12,988	–	–
Cost of shares redeemed(c)	(231,704)	(513,142)	(343,755)	(1,015,461)	–	–

Total Class C	(101,608)	(135,284)	231,868	(743,391)	–	–

Class D
Proceeds from shares issued	–	–	841,433	1,379,233	–	–
Dividends reinvested	–	–	2,707,238	3,038,659	–	–
Cost of shares redeemed(c)	–	–	(6,812,822)	(11,688,500)	–	–

Total Class D Shares	–	–	(3,264,151)	(7,270,608)	–	–

Institutional Service Class Shares
Proceeds from shares issued	1,152,206	3,299,837	–	–	26,075	–
Dividends reinvested	694,226	1,641,003	–	–	100	–
Cost of shares redeemed(c)	(8,064,473)	(9,072,372)	–	–	–	–

Total Institutional Service Class	(6,218,041)	(4,131,532)	–	–	26,175	–

Institutional Class Shares
Proceeds from shares issued	1,027,871	11,800	–	–	29,266,100	58,221,900
Dividends reinvested	5,605	1,514	–	–	44,281	8,418
Cost of shares redeemed(c)	(237,731)	–	–	–	(46,785,650)	(23,078,951)

Total Institutional Class	795,745	13,314	–	–	(17,475,269)	35,151,367

Change in net assets from capital transactions:	$(5,941,258)	$(4,972,890)	$(2,364,160)	$(8,462,529)	$(17,076,446)	$35,151,367

(a)	For the period from November 30, 2010 (commencement of operations) to October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(c)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

69

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Period Ended October 31, 2011 (a)

SHARE TRANSACTIONS:
Class A Shares
Issued	22,859	39,366	154,902	123,209	47,613	–
Issued in conversion from Class B Shares(b)	–	–	–	66,205	–	–
Reinvested	4,719	12,455	21,758	22,624	78	–
Redeemed	(67,652)	(122,044)	(113,666)	(176,323)	(10,579)	–

Total Class A Shares	(40,074)	(70,223)	62,994	35,715	37,112	–

Class B Shares(b)
Issued	–	–	–	1,395	–	–
Reinvested	–	–	–	562	–	–
Redeemed in conversion to Class A Shares	–	–	–	(66,241)	–	–
Redeemed	–	–	–	(17,514)	–	–

Total Class B Shares	–	–	–	(81,798)	–	–

Class C Shares
Issued	11,543	33,700	52,410	25,626	–	–
Reinvested	1,139	2,477	1,359	1,292	–	–
Redeemed	(22,546)	(48,765)	(32,237)	(102,082)	–	–

Total Class C Shares	(9,864)	(12,588)	21,532	(75,164)	–	–

Class D Shares
Issued	–	–	78,545	136,539	–	–
Reinvested	–	–	253,052	301,589	–	–
Redeemed	–	–	(637,963)	(1,162,791)	–	–

Total Class D Shares	–	–	(306,366)	(724,663)	–	–

Institutional Service Class Shares
Issued	111,093	314,036	–	–	2,603	–
Reinvested	67,588	161,323	–	–	10	–
Redeemed	(774,594)	(871,733)	–	–	–	–

Total Institutional Service Class Shares	(595,913)	(396,374)	–	–	2,613	–

Institutional Class Shares
Issued	98,649	1,146	–	–	2,916,421	5,822,455
Reinvested	535	148	–	–	4,410	841
Redeemed	(22,940)	–	–	–	(4,658,758)	(2,308,198)

Total Institutional Class Shares	76,244	1,294	–	–	(1,737,927)	3,515,098

Total change in shares:	(569,607)	(477,891)	(221,840)	(845,910)	(1,698,202)	3,515,098

(a)	For the period from November 30, 2010 (commencement of operations) to October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

70

Statements of Changes in Net Assets (continued)

Aberdeen U.S. High Yield Bond Fund
Period Ended October 31, 2012 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$719,487
Net realized gain from investments, futures contracts, swaps and foreign currency transactions	174,686
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	175,867

Changes in net assets resulting from operations	1,070,040

Distributions to Shareholders From:
Net investment income:
Class A	(2,579)
Class C	(983)
Class R	(441)
Institutional Service Class	(476)
Institutional Class	(704,908)

Change in net assets from shareholder distributions	(709,387)

Change in net assets from capital transactions	16,695,541

Change in net assets	17,056,194

Net Assets:
Beginning of year	–

End of year	$17,056,194

Accumulated net investment income at end of year	$2,213

(a)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

71

Statements of Changes in Net Assets (continued)

Aberdeen U.S. High Yield Bond Fund
Period Ended October 31, 2012 (a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$66,955
Dividends reinvested	2,579

Total Class A	69,534

Class C Shares
Proceeds from shares issued	55,907
Dividends reinvested	678

Total Class C	56,585

Class R Shares
Proceeds from shares issued	10,000
Dividends reinvested	441

Total Class R	10,441

Institutional Service Class Shares
Proceeds from shares issued	10,000
Dividends reinvested	476

Total Institutional Service Class	10,476

Institutional Class Shares
Proceeds from shares issued	16,406,596
Dividends reinvested	697,149
Cost of shares redeemed(b)	(555,240)

Total Institutional Class	16,548,505

Change in net assets from capital transactions:	$16,695,541

(a)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

72

Statements of Changes in Net Assets (concluded)

Aberdeen U.S. High Yield Bond Fund
Period Ended October 31, 2012 (a)

SHARE TRANSACTIONS:
Class A Shares
Issued	6,718
Reinvested	259

Total Class A Shares	6,977

Class C Shares
Issued	5,539
Reinvested	68

Total Class C Shares	5,607

Class R Shares
Issued	1,000
Reinvested	44

Total Class R Shares	1,044

Institutional Service Class Shares
Issued	1,000
Reinvested	48

Total Institutional Service Class Shares	1,048

Institutional Class Shares
Issued	1,648,002
Reinvested	69,943
Redeemed	(54,580)

Total Institutional Class Shares	1,663,365

Total change in shares:	1,678,041

(a)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

73

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Period Ended October 31, 2012(g)	$10.92	$0.23	$0.29	$0.52	$(0.18)	$–	$–	$(0.18)	$–	$11.26
Class C Shares
Period Ended October 31, 2012(g)	10.92	0.17	0.31	0.48	(0.16)	–	–	(0.16)	–	11.24
Class R Shares
Period Ended October 31, 2012(g)	10.92	0.22	0.29	0.51	(0.16)	–	–	(0.16)	–	11.27
Institutional Service Class Shares
Year Ended October 31, 2012	10.99	0.35	0.38	0.73	(0.45)	–	–	(0.45)	–	11.27
Year Ended October 31, 2011	11.44	0.39	0.03	0.42	(0.87)	–	–	(0.87)	–	10.99
Period Ended October 31, 2010(h)	10.36	0.37	0.86	1.23	(0.15)	–	–	(0.15)	–	11.44
Institutional Class Shares
Year Ended October 31, 2012	11.00	0.38	0.36	0.74	(0.47)	–	–	(0.47)	–	11.27
Year Ended October 31, 2011	11.44	0.42	0.03	0.45	(0.89)	–	–	(0.89)	–	11.00
Year Ended October 31, 2010	10.04	0.42	1.13	1.55	(0.15)	–	–	(0.15)	–	11.44
Year Ended October 31, 2009	7.94	0.37	2.05	2.42	–	–	(0.32)	(0.32)	–	10.04
Year Ended October 31, 2008	10.23	0.43	(2.41)	(1.98)	(0.17)	(0.01)	(0.13)	(0.31)	–	7.94

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes to financial statements.

Annual Report 2012

74

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

4.87%		$1,275	0.92%	3.14%	0.99%	62.96%

4.44%		393	1.67%	2.31%	1.74%	62.96%

4.76%		11	1.17%	2.97%	1.24%	62.96%

6.93%		12,449	0.93%	3.21%	0.97%	62.96%
3.75%		9,059	0.91%	3.57%	0.92%	71.15%
12.20%		1,654	0.65%	4.02%	0.80%	42.77%

7.07	%(i)	467,668	0.69%	3.46%	0.72%	62.96%
3.97%		646,246	0.66%	3.84%	0.67%	71.15%
15.55%		536,080	0.65%	3.88%	0.71%	42.77%
30.73%		253,573	0.65%	4.10%	0.68%	83.54%
(19.87%)		278,400	0.61%	4.22%	0.61%	96.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(h)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0

2012 Annual Report

75

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares(f)
Year Ended October 31, 2012(g)	$10.94	$0.26	$0.47	$0.73	$(0.26)	$(0.09)	$(0.35)	$11.32
Year Ended October 31, 2011(g)	11.61	0.35	0.08	0.43	(0.39)	(0.71)	(1.10)	10.94
Period Ended October 31, 2010(g)(h)	11.44	0.12	0.14	0.26	(0.09)	–	(0.09)	11.61
Year Ended July 31, 2010(g)	10.99	0.41	0.43	0.84	(0.38)	(0.01)	(0.39)	11.44
Year Ended July 31, 2009(g)	10.70	0.44	0.28	0.72	(0.43)	–	(0.43)	10.99
Year Ended July 31, 2008	10.62	0.48	0.07	0.55	(0.47)	–	(0.47)	10.70
Class C Shares(f)
Year Ended October 31, 2012(g)	10.92	0.17	0.50	0.67	(0.19)	(0.09)	(0.28)	11.31
Year Ended October 31, 2011(g)	11.57	0.25	0.12	0.37	(0.31)	(0.71)	(1.02)	10.92
Period Ended October 31, 2010(g)(h)	11.42	0.09	0.13	0.22	(0.07)	–	(0.07)	11.57
Year Ended July 31, 2010(g)	10.97	0.31	0.45	0.76	(0.30)	(0.01)	(0.31)	11.42
Year Ended July 31, 2009(g)	10.67	0.36	0.29	0.65	(0.35)	–	(0.35)	10.97
Year Ended July 31, 2008	10.60	0.40	0.06	0.46	(0.39)	–	(0.39)	10.67
Institutional Service Class Shares(f)
Year Ended October 31, 2012(g)	10.99	0.29	0.50	0.79	(0.30)	(0.09)	(0.39)	11.39
Year Ended October 31, 2011(g)	11.61	0.39	0.12	0.51	(0.42)	(0.71)	(1.13)	10.99
Period Ended October 31, 2010(g)(h)	11.47	0.13	0.12	0.25	(0.11)	–	(0.11)	11.61
Period Ended July 31, 2010(g)(i)	11.40	0.02	0.07	0.09	(0.02)	–	(0.02)	11.47
Institutional Class Shares(f)
Year Ended October 31, 2012(g)	11.00	0.30	0.48	0.78	(0.30)	(0.09)	(0.39)	11.39
Year Ended October 31, 2011(g)	11.67	0.39	0.07	0.46	(0.42)	(0.71)	(1.13)	11.00
Period Ended October 31, 2010(g)(h)	11.51	0.13	0.13	0.26	(0.10)	–	(0.10)	11.67
Year Ended July 31, 2010(g)	11.05	0.41	0.47	0.88	(0.41)	(0.01)	(0.42)	11.51
Year Ended July 31, 2009(g)	10.76	0.47	0.28	0.75	(0.46)	–	(0.46)	11.05
Year Ended July 31, 2008	10.68	0.51	0.07	0.58	(0.50)	–	(0.50)	10.76

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

Annual Report 2012

76

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

6.89%	$4,409	0.78%	2.38%	0.88%	370.19%
4.24%	4,262	0.74%	3.24%	0.79%	377.38%
2.31%	2,985	0.72%	4.19%	0.72%	166.80%
7.81%	3,085	1.07%	3.38%	1.35%	84.40%
6.93%	3,356	1.01%	4.10%	1.31%	46.98%
5.21%	3,259	0.94%	4.42%	1.24%	65.72%

6.23%	2,918	1.50%	1.50%	1.61%	370.19%
3.56%	191	1.49%	2.37%	1.54%	377.38%
2.04%	17	1.47%	3.25%	1.47%	166.80%
7.03%	10	1.80%	2.78%	1.95%	84.40%
6.24%	462	1.76%	3.36%	1.91%	46.98%
4.34%	860	1.69%	3.67%	1.84%	65.72%

7.26%	26	0.50%	2.62%	0.60%	370.19%
4.55%	5	0.43%	3.58%	0.54%	377.38%
2.32%	1	0.39%	4.58%	0.39%	166.80%
0.79%	1	0.33%	3.31%	0.38%	84.40%

7.25%	102,907	0.50%	2.66%	0.60%	370.19%
4.49%	99,545	0.49%	3.53%	0.54%	377.38%
2.28%	182,775	0.47%	4.43%	0.47%	166.80%
8.12%	196,885	0.76%	3.64%	0.90%	84.40%
7.15%	198,268	0.76%	4.32%	0.91%	46.98%
5.44%	278,815	0.69%	4.64%	0.84%	65.72%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Information presented for the periods prior to July 12, 2010, reflects the Pacific Capital High Grade Core Fixed Income Fund.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The Fund changed its fiscal year end from July 31 to October 31. This line represents the period from August 1, 2010 to October 31, 2010.
(i)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

Amounts listed as “–” are $0 or round to $0.

2012 Annual Report

77

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012	$9.30	$0.49	$0.15	$0.64	$(0.05)	$(0.10)	$(0.14)	$(0.29)	$9.65
Period Ended October 31, 2011(g)	10.00	0.21	(0.77)	(0.56)	(0.07)	(0.03)	(0.04)	(0.14)	9.30
Class C Shares
Year Ended October 31, 2012	9.28	0.42	0.14	0.56	(0.01)	(0.10)	(0.10)	(0.21)	9.63
Period Ended October 31, 2011(g)	10.00	0.18	(0.77)	(0.59)	(0.06)	(0.03)	(0.04)	(0.13)	9.28
Class R Shares
Year Ended October 31, 2012	9.30	0.44	0.18	0.62	(0.04)	(0.10)	(0.14)	(0.28)	9.64
Period Ended October 31, 2011(g)	10.00	0.20	(0.77)	(0.57)	(0.06)	(0.03)	(0.04)	(0.13)	9.30
Institutional Service Class Shares
Year Ended October 31, 2012	9.30	0.51	0.15	0.66	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011(g)	10.00	0.22	(0.77)	(0.55)	(0.08)	(0.03)	(0.04)	(0.15)	9.30
Institutional Class Shares
Year Ended October 31, 2012	9.31	0.51	0.14	0.65	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011(g)	10.00	0.23	(0.77)	(0.54)	(0.08)	(0.03)	(0.04)	(0.15)	9.31

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes to financial statements.

Annual Report 2012

78

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

7.05%		$528	1.17%	5.25%	2.10%	74.49%
(5.60%)		76	1.15%	4.50%	2.07%	34.36%

6.13%		274	1.90%	4.49%	2.83%	74.49%
(5.94%)		344	1.90%	3.80%	2.80%	34.36%

6.79%		1,292	1.65%	4.67%	2.58%	74.49%
(5.73%)		9	1.40%	4.11%	2.33%	34.36%

7.26%		10	0.90%	5.49%	1.83%	74.49%
(5.54%)		9	0.90%	4.60%	1.83%	34.36%

7.15	%(h)	28,411	0.90%	5.49%	1.83%	74.49%
(5.54%)		30,325	0.90%	4.67%	1.82%	34.36%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0

2012 Annual Report

79

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012	$10.50	$0.17	$0.19	$0.36	$(0.25)	$(0.25)	$–	$10.61
Year Ended October 31, 2011	10.89	0.22	(0.10)	0.12	(0.51)	(0.51)	–	10.50
Year Ended October 31, 2010	10.42	0.23	0.53	0.76	(0.29)	(0.29)	–	10.89
Year Ended October 31, 2009	9.08	0.26	1.76	2.02	(0.68)	(0.68)	–	10.42
Year Ended October 31, 2008	10.27	0.33	(0.96)	(0.63)	(0.56)	(0.56)	–	9.08
Class C Shares
Year Ended October 31, 2012	10.44	0.09	0.21	0.30	(0.19)	(0.19)	–	10.55
Year Ended October 31, 2011	10.84	0.14	(0.10)	0.04	(0.44)	(0.44)	–	10.44
Year Ended October 31, 2010	10.38	0.15	0.54	0.69	(0.23)	(0.23)	–	10.84
Year Ended October 31, 2009	9.07	0.19	1.75	1.94	(0.63)	(0.63)	–	10.38
Year Ended October 31, 2008	10.25	0.24	(0.94)	(0.70)	(0.48)	(0.48)	–	9.07
Institutional Service Class Shares
Year Ended October 31, 2012	10.51	0.18	0.19	0.37	(0.26)	(0.26)	–	10.62
Year Ended October 31, 2011	10.90	0.24	(0.09)	0.15	(0.54)	(0.54)	–	10.51
Year Ended October 31, 2010	10.44	0.26	0.52	0.78	(0.32)	(0.32)	–	10.90
Year Ended October 31, 2009	9.09	0.29	1.75	2.04	(0.69)	(0.69)	–	10.44
Year Ended October 31, 2008	10.27	0.35	(0.95)	(0.60)	(0.58)	(0.58)	–	9.09
Institutional Class Shares
Year Ended October 31, 2012	10.52	0.17	0.23	0.40	(0.28)	(0.28)	–	10.64
Year Ended October 31, 2011	10.91	0.25	(0.10)	0.15	(0.54)	(0.54)	–	10.52
Year Ended October 31, 2010	10.45	0.24	0.53	0.77	(0.31)	(0.31)	–	10.91
Period Ended October 31, 2009(g)	9.80	0.07	0.63	0.70	(0.05)	(0.05)	–	10.45

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes to financial statements.

Annual Report 2012

80

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

3.56%	$2,781	1.21%	1.61%	1.51%	135.98%
1.34%	3,172	1.22%	2.13%	1.38%	199.69%
7.53%	4,053	1.20%	2.22%	1.69%	256.30%
23.12%	3,827	1.23%	2.69%	2.04%	186.07%
(6.63%)	3,986	1.20%	3.17%	2.00%	62.00%

2.90%	967	1.95%	0.86%	2.25%	135.98%
0.51%	1,060	1.95%	1.38%	2.11%	199.69%
6.76%	1,237	1.95%	1.44%	2.45%	256.30%
22.17%	916	1.95%	1.95%	2.76%	186.07%
(7.25%)	667	1.95%	2.42%	2.75%	62.00%

3.64%	25,168	1.13%	1.69%	1.42%	135.98%
1.58%	31,156	0.99%	2.33%	1.31%	199.69%
7.66%	36,649	0.95%	2.47%	1.44%	256.30%
23.42%	40,289	0.95%	3.01%	1.77%	186.07%
(6.29%)	42,034	0.95%	3.42%	1.74%	62.00%

3.93%	850	0.95%	1.68%	1.25%	135.98%
1.60%	38	0.95%	2.35%	1.11%	199.69%
7.64%	26	0.95%	2.29%	1.47%	256.30%
7.12%	5	0.95%	2.44%	1.44%	186.07%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

Amounts listed as “–” are $0 or round to $0.

2012 Annual Report

81

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012(f)	$10.32	$0.34	$0.55	$0.89	$(0.34)	$(0.01)	$(0.35)	$10.86
Year Ended October 31, 2011(f)	10.37	0.35	(0.03)	0.32	(0.35)	(0.02)	(0.37)	10.32
Year Ended October 31, 2010(f)	10.06	0.39	0.27	0.66	(0.35)	–	(0.35)	10.37
Year Ended October 31, 2009	9.38	0.39	0.68	1.07	(0.39)	–	(0.39)	10.06
Year Ended October 31, 2008	10.23	0.41	(0.72)	(0.31)	(0.41)	(0.13)	(0.54)	9.38
Class C Shares
Year Ended October 31, 2012(f)	10.31	0.26	0.55	0.81	(0.26)	(0.01)	(0.27)	10.85
Year Ended October 31, 2011(f)	10.34	0.27	(0.01)	0.26	(0.27)	(0.02)	(0.29)	10.31
Year Ended October 31, 2010(f)	10.04	0.30	0.27	0.57	(0.27)	–	(0.27)	10.34
Year Ended October 31, 2009	9.36	0.31	0.68	0.99	(0.31)	–	(0.31)	10.04
Year Ended October 31, 2008	10.20	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	9.36
Class D Shares
Year Ended October 31, 2012(f)	10.33	0.37	0.55	0.92	(0.37)	(0.01)	(0.38)	10.87
Year Ended October 31, 2011(f)	10.37	0.37	(0.02)	0.35	(0.37)	(0.02)	(0.39)	10.33
Year Ended October 31, 2010(f)	10.06	0.41	0.27	0.68	(0.37)	–	(0.37)	10.37
Year Ended October 31, 2009	9.38	0.41	0.68	1.09	(0.41)	–	(0.41)	10.06
Year Ended October 31, 2008	10.23	0.44	(0.72)	(0.28)	(0.44)	(0.13)	(0.57)	9.38

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes to financial statements.

Annual Report 2012

82

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

8.74%	$11,416	0.94%	3.18%	0.94%	13.27%
3.20%	10,200	0.94%	3.44%	0.94%	11.48%
6.64%	9,879	0.93%	3.43%	0.94%	15.29%
11.55%	9,023	0.92%	3.93%	1.11%	39.66%
(3.22%)	7,707	0.96%	4.10%	1.02%	8.07%

7.95%	2,410	1.68%	2.43%	1.68%	13.27%
2.64%	2,069	1.68%	2.69%	1.68%	11.48%
5.77%	2,854	1.68%	2.70%	1.69%	15.29%
10.74%	3,900	1.68%	3.17%	1.87%	39.66%
(3.85%)	3,012	1.70%	3.40%	1.79%	8.07%

9.02%	104,318	0.68%	3.43%	0.68%	13.27%
3.57%	102,304	0.68%	3.69%	0.68%	11.48%
6.91%	110,180	0.68%	3.68%	0.69%	15.29%
11.81%	110,362	0.68%	4.19%	0.88%	39.66%
(2.96%)	108,236	0.70%	4.37%	0.76%	8.07%

(d)	During the period, certain fees were waived and/or reimbursed/recouped. If such waivers/reimbursements/recoupments had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0

2012 Annual Report

83

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Period Ended October 31, 2012(g)	$10.00	$0.05	$0.09	$0.14	$(0.04)	$(0.01)	$(0.05)	$10.09
Institutional Service Class Shares
Period Ended October 31, 2012(h)	10.00	0.06	0.07	0.13	(0.06)	–	(0.06)	10.07
Institutional Class Shares
Year Ended October 31, 2012	10.00	0.07	0.09	0.16	(0.07)	(0.01)	(0.08)	10.08
Period Ended October 31, 2011(i)	10.00	0.05	(0.01)	0.04	(0.04)	–	(0.04)	10.00

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes to financial statements.

Annual Report 2012

84

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

1.40%		$374	0.65%	0.51%	1.05%	166.04%

1.28	%(j)	26	0.40%	0.75%	0.80%	166.04%

1.60	%(j)	17,927	0.40%	0.72%	0.80%	166.04%
0.54%		35,173	0.40%	0.52%	0.74%	166.41%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 22, 2011 (commencement of operations) through October 31, 2012.
(h)	For the period from January 20, 2012 (commencement of operations) through October 31, 2012.
(i)	For the period from November 30, 2010 (commencement of operations) to October 31, 2011.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0

2012 Annual Report

85

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. High Yield Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Period Ended October 31, 2012(g)	$10.00	$0.49	$0.12	$0.61	$(0.45)	$(0.45)	$10.16
Class C Shares
Period Ended October 31, 2012(g)	10.00	0.43	0.13	0.56	(0.41)	(0.41)	10.15
Class R Shares
Period Ended October 31, 2012(g)	10.00	0.46	0.14	0.60	(0.43)	(0.43)	10.17
Institutional Service Class Shares
Period Ended October 31, 2012(g)	10.00	0.49	0.14	0.63	(0.47)	(0.47)	10.16
Institutional Class Shares
Period Ended October 31, 2012(g)	10.00	0.50	0.13	0.63	(0.47)	(0.47)	10.16

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes to financial statements.

Annual Report 2012

86

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. High Yield Bond Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

6.28%	$71	1.05%	7.30%	2.09%	80.40%

5.71%	57	1.80%	6.35%	2.84%	80.40%

6.20%	11	1.30%	6.83%	2.34%	80.40%

6.45%	11	0.80%	7.33%	1.84%	80.40%

6.45%	16,907	0.80%	7.40%	1.84%	80.40%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0

2012 Annual Report

87

Notes to Financial Statements

October 31, 2012

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2012, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2012, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the seven (7) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Fund (“Asia Bond Fund”) (formerly Aberdeen Asia Bond Institutional Fund)
–	Aberdeen Core Fixed Income Fund (“Core Fixed Income Fund”)
–	Aberdeen Emerging Markets Debt Local Currency Fund (“Emerging Markets Debt Local Currency Fund”)
–	Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)
–	Aberdeen Ultra-Short Duration Bond Fund (“Ultra-Short Duration Bond Fund”)
–	Aberdeen U.S. High Yield Bond Fund (“U.S. High Yield Bond Fund”)

The Aberdeen U.S. High Yield Bond Fund commenced operations on February 27, 2012.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

(a)	Security Valuation

The Funds are required to value their securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. Closed-end mutual funds and exchange traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price. Fair valuation factors are provided by an independent pricing service provider. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price and classified as a Level 1 investment. A security that applies a fair valuation factor is generally a Level 2 investment.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Debt and other fixed-income securities are determined as Level 2 investments.

Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the fair value of a security is determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets and Level 3

Annual Report 2012

88

Notes to Financial Statements (continued)

October 31, 2012

measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair valuation factor	Fair value of market and/or sector indices, futures, depositary receipts, and ETFs, exchange rates, and historical opening and closing prices of each security
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity
Bank loans	Reported trade data and broker-dealer price quotations
Forward foreign currency contracts	Forward exchange rate quotations
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures

The following is a summary of the inputs used as of October 31, 2012 in valuing the Funds’ investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia Bond Fund
Investments in Securities
Corporate Bonds	–	140,786,268	–	140,786,268
Government Bonds	–	285,793,811	–	285,793,811
Government Agencies	–	30,381,557	–	30,381,557
Repurchase Agreement	–	7,182,000	–	7,182,000
Other Financial Instruments
Assets
Futures Contracts	3,076	–	–	3,076
Forward Foreign Currency Exchange Contracts	–	4,205,621	–	4,205,621
Liabilities
Futures Contracts	(83,675)	–	–	(83,675)
Forward Foreign Currency Exchange Contracts	–	(2,488,572)	–	(2,488,572)

	(80,599)	465,860,685	–	465,780,086

2012 Annual Report

89

Notes to Financial Statements (continued)

October 31, 2012

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Core Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	3,956,414	–	3,956,414
Commercial Mortgage-Backed Securities	–	5,552,134	–	5,552,134
Residential Mortgage-Backed Securities	–	6,050,357	–	6,050,357
Corporate Bonds	–	33,197,469	–	33,197,469
Municipal Bonds	–	2,920,433	–	2,920,433
U.S. Agencies	–	41,197,423	–	41,197,423
U.S. Treasuries	–	16,031,745	–	16,031,745
Repurchase Agreement	–	7,209,000	–	7,209,000
Other Financial Instruments
Liabilities
Futures Contracts	(1,873)	–	–	(1,873)

	(1,873)	116,114,975	–	116,113,102

Emerging Markets Debt Local Currency Fund
Investments in Securities
Corporate Bonds	–	6,260,237	–	6,260,237
Government Bonds	–	22,415,451	–	22,415,451
Repurchase Agreement	–	1,158,000	–	1,158,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	157,365	–	157,365
Liabilities
Forward Foreign Currency Exchange Contracts	–	(49,109)	–	(49,109)

	–	29,941,944	–	29,941,944

Global Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	168,722	–	168,722
Commercial Mortgage-Backed Securities	–	407,805	–	407,805
Residential Mortgage-Backed Securities	–	621,102	–	621,102
Corporate Bonds	–	9,316,578	–	9,316,578
Municipal Bonds	–	450,895	–	450,895
Government Bonds	–	13,505,218	–	13,505,218
U.S. Agencies	–	2,488,783	–	2,488,783
U.S. Treasuries	–	1,619,369	–	1,619,369
Repurchase Agreement	–	476,000	–	476,000

Annual Report 2012

90

Notes to Financial Statements (continued)

October 31, 2012

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Other Financial Instruments
Assets
Futures Contracts	28,484	–	–	28,484
Forward Foreign Currency Exchange Contracts	–	46,320	–	46,320
Liabilities
Futures Contracts	(1,351)	–	–	(1,351)
Forward Foreign Currency Exchange Contracts	–	(24,365)	–	(24,365)

	27,133	29,076,427	–	29,103,560

Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	115,920,879	–	115,920,879
Repurchase Agreement	–	895,000	–	895,000

	–	116,815,879	–	116,815,879

Ultra-Short Duration Bond Fund
Investments in Securities
Asset-Backed Securities	–	1,594,572	–	1,594,572
Corporate Bonds	–	10,668,545	–	10,668,545
U.S. Agencies	–	3,980,499	–	3,980,499
U.S. Treasuries	–	1,896,276	–	1,896,276
Repurchase Agreement	–	1,543,000	–	1,543,000
Other Financial Instruments
Assets
Futures Contracts	342	–	–	342

	342	19,682,892	–	19,683,234

U.S. High Yield Bond Fund
Investments in Securities
Corporate Bonds	–	15,633,673	–	15,633,673
Repurchase Agreement	–	1,349,000	–	1,349,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	7,825	–	7,825
Credit Default Swaps Contracts	–	47,723	–	47,723
Liabilities
Credit Default Swaps Contracts	–	(32,762)	–	(32,762)

	–	17,005,459	–	17,005,459

Amounts listed as “–” are $0 or round to $0.

2012 Annual Report

91

Notes to Financial Statements (continued)

October 31, 2012

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2012, there were no transfers between fair value measurement levels. For the year ended October 31, 2012, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

(e)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the year, currency forwards contracts were used for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that a Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has into which it has entered.

Annual Report 2012

92

Notes to Financial Statements (continued)

October 31, 2012

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the year, futures contracts were used to manage the interest rate risks and raise the efficiency of the Fund. Asia Bond Fund used futures contracts specifically to manage interest rate risk in Korea as well as to hedge duration risk with respect to the U.S. Dollar credit portfolio.

Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. A Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

Certain Funds are a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by certain Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Credit Default Swaps

Certain Funds use credit default swap contracts to limit or reduce risk exposure of defaults of corporate and sovereign issuers (i.e., to reduce risk when a Fund owns or has exposure to such issuers), or to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which a Fund is not otherwise exposed. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation. During the year, credit default swaps were used in U.S. High Yield Fund to adjust its exposure to the high yield bond sector and/or sell/buy protection on the credit risk of individual issuers. Credit default swaps were also used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

2012 Annual Report

93

Notes to Financial Statements (continued)

October 31, 2012

Interest Rate Swaps

Certain Funds may invest in interest rate swap contracts. A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Swap contracts may have a term of one to ten years, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund in accordance with the terms of the contract based on the closing level of the relevant index or security and interest accrual through valuation date. Changes in the value of swap contracts are recorded as unrealized gains or losses. Periodic cash settlements on interest rate swaps are recorded as realized gains or losses.

Entering into a swap contract involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Notional principal amounts are used to express the extent of involvement in the transactions, but are not delivered under the contracts. Accordingly, credit risk is limited to any amounts receivable from the counterparty. To reduce credit risk from potential counterparty default, a Fund enters into swap contracts with counterparties whose creditworthiness has been approved by the Board. A Fund bears the interest rate and market risk arising from any change in index or security values or interest rates. During the year, Asia Bond Fund had moderate usage of interest rate swaps to manage the Fund’s underlying interest rate risk. More specifically, this involves hedging or adding to duration while potentially reducing the need to transact in large bond trades.

Summary of Derivative Instruments

Each Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2012:

Asia Bond Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2012		Year Ended October 31, 2012
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$4,205,621	Unrealized depreciation on forward currency exchange contracts	$2,488,572
Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	$3,076	Unrealized depreciation on futures contracts	$83,675
Total		$4,208,697		$2,572,247

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2012

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions	$(435,510)	$402,830
Forward foreign exchange contracts (foreign exchange risk)		$(3,836,474)	$2,809,995
Futures contracts (interest rate risk)		$864,382	$(42,546)
Total		$(3,407,602)	$3,170,279

Annual Report 2012

94

Notes to Financial Statements (continued)

October 31, 2012

Core Fixed Income Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2012		Year Ended October 31, 2012
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	$–	Unrealized depreciation on futures contracts	$1,873
Total		$–		$1,873

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2012

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

Futures contracts (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
		$(50,153)	$(1,873)
Total		$(50,153)	$(1,873)

Emerging Markets Debt Local Currency Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2012		Year Ended October 31, 2012
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$157,365	Unrealized depreciation on forward currency exchange contracts	$49,109
Total		$157,365		$49,109

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2012

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Forward foreign exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions	$(551,214)	$341,303
Total		$(551,214)	$341,303

2012 Annual Report

95

Notes to Financial Statements (continued)

October 31, 2012

Global Fixed Income Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2012		Year Ended October 31, 2012
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$46,320	Unrealized depreciation on forward currency exchange contracts	$24,365
Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	$28,484	Unrealized depreciation on futures contracts	$1,351
Total		$74,804		$25,716

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2012

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions

Forward foreign exchange contracts (foreign exchange risk)		$44,334	$49,552
Futures contracts (interest rate risk)		$(236,537)	$44,562
Total		$(192,203)	$94,114

Ultra-Short Duration Bond Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2012		Year Ended October 31, 2012
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	$342	Unrealized depreciation on futures contracts	$–
Total		$342		$–

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Annual Report 2012

96

Notes to Financial Statements (continued)

October 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2012

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

Futures contracts (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions	$(3,452)	$(1,264)
Total		$(3,452)	$(1,264)

U.S. High Yield Bond Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2012		Year Ended October 31, 2012
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit default swaps (credit risk)	Unrealized appreciation on credit default swaps	$47,723	Unrealized depreciation on credit default swaps	$32,762
Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$7,825	Unrealized depreciation on forward currency exchange contracts	$–
Total		$55,548		$32,762

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2012

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions

Credit default swaps (credit risk)		$(102,383)	$14,961

Forward foreign exchange contracts (foreign exchange risk)		$(8,774)	$7,825
Total		$(111,157)	$22,786

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

For Asia Bond Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the year ended October 31, 2012. The volume of activity varied during the period. The Fund briefly held a short position in 3-year Korean Treasury Bond future contracts. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	285	24,933,333
2nd Quarter	(63)	(23,333,333)

2012 Annual Report

97

Notes to Financial Statements (continued)

October 31, 2012

Quarter	Weighted Average Contracts	Weighted Average Notional Value
3rd Quarter	(199)	(44,366,667)
4th Quarter	(196)	(37,629,398)

Information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the year ended October 31, 2012. However, the Fund also held EUR, JPY, and TWD forward contracts during the year. The volume of activity varied throughout the period. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	1,089,927,947
2nd Quarter	1,109,425,188
3rd Quarter	915,508,000
4th Quarter	539,441,667

Early in the year, the Fund held a KRW interest rate swap contract with a notional value of KRW 5,000,000,000. The Fund sold out of the position in February.

For Core Fixed Income Fund, information about futures contracts is reflective of the type and activity of future contracts held during the fourth quarter of the year ended October 31, 2012. The Fund began investing in futures contracts in January 2012. During the year, the Fund increased its short position of 5-year U.S. Treasury Note futures contracts and sold out of all 10-year U.S. Treasury Note futures contracts in July. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(3)	(333,333)
2nd Quarter	(10)	(1,000,000)
3rd Quarter	(20)	(2,000,000)
4th Quarter	(18)	(1,800,000)

For Emerging Markets Debt Local Currency Fund, information about forwards contracts reflected as of the date of this report is generally indicative of the type of forwards held during the year ended October 31, 2012. During the year, the Fund also held CLP, COP, and EGP forward contracts. The volume of activity was varied throughout the period. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	25,827,816
2nd Quarter	20,479,087
3rd Quarter	18,566,929
4th Quarter	16,285,130

For Global Fixed Income Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for October. During the year ended October 31, 2012, the Fund also held positions in Ultra Long United States Treasury Bond, 30 year United States Treasury Bond, and 10 year United States Treasury Note futures contracts. The volume of activity varied throughout the period. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(26)	(2,680,147)
2nd Quarter	(7)	(922,076)
3rd Quarter	(17)	(2,097,605)
4th Quarter	1	(460,203)

Annual Report 2012

98

Notes to Financial Statements (continued)

October 31, 2012

During the year ended October 31, 2012, the Fund held forward currency contracts; both the type of activity and the volume of activity varied throughout the year. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	8,960,859
2nd Quarter	9,484,453
3rd Quarter	10,777,925
4th Quarter	7,200,486

Ultra-Short Duration Bond Fund held varying short positions of 2 year United States Treasury futures contracts during the year ended October 31, 2012. The Fund sold out of all positions in January and did not reenter into any contracts until May. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(5)	(933,333)
2nd Quarter	0	0
3rd Quarter	(11)	(2,266,667)
4th Quarter	(5)	(1,066,667)

U.S. High Yield Bond Fund entered into CAD and EUR forward currency contracts during the period ended October 31, 2012. The volume of activity increased over the period due to additional CAD and EUR securities purchased in the portfolio. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
2nd Quarter	122,144
3rd Quarter	475,248
4th Quarter	715,552

In May, the Fund started investing in credit default swaps. Information about credit default swaps reflected as of the date of this report is generally indicative of the type of activity for the period ended October 31, 2012. The volume varied during the period. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
3rd Quarter	1,866,667
4th Quarter	2,266,667

(f)	Credit-Linked Notes

The Asia Bond Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

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Notes to Financial Statements (continued)

October 31, 2012

(g)	Mortgage Dollar Rolls

Certain funds may invest in mortgage dollar rolls. Mortgage dollar rolls are arrangements in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund could potentially receive gains on the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time the Fund enters into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. For accounting purposes, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date.

(h)	Security Transactions, Investment Income and Expenses

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(i)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Asia Bond Fund, the Emerging Markets Debt Local Currency Fund and the Global Fixed Income Fund. Distributions from net investment income are declared and paid monthly for the U.S. High Yield Bond Fund. Distributions from net investment income are declared daily and paid monthly for the Core Fixed Income Fund, the Tax-Free Income Fund and the Ultra-Short Duration Bond Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

(j)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(k)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Subadvisers manage a portion of certain of the Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. The Subadviser(s) for the relevant Funds are as follows:

Fund	Subadviser
Asia Bond Fund	Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”)
Emerging Markets Debt Local Currency Fund	AAML
Global Fixed Income Fund	AAMAL and AAML

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Notes to Financial Statements (continued)

October 31, 2012

On March 1, 2012, Aberdeen Asset Management Investment Services Limited (“AAMISL”), the previous subadviser to the Funds for which AAML now serves as subadviser, merged into AAML. AAML assumed the subadviser responsibilities of the Funds for which AAMISL was subadviser. There was no change to the portfolio management team or the level or nature of the services provided to the Funds for which AAMISL served as subadviser as a result of the merger and the same resources available to AAMISL for the management and compliance oversight of the Funds are available to AAML.

The Core Fixed Income Fund, the Tax-Free Income Fund, the Ultra-Short Duration Bond Fund and the U.S. High Yield Bond Fund are not currently managed by a subadviser.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia Bond Fund	On all assets	0.500%
Core Fixed Income Fund	Up to $2 billion	0.300%
	$2 billion up to $5 billion	0.275%
	On $5 billion and more	0.250%
Emerging Markets Debt Local Currency Fund	Up to $500 million	0.800%
	On $500 million and more	0.750%
Global Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Ultra-Short Duration Bond Fund	On all assets	0.200%
U.S. High Yield Bond Fund	Up to $500 million	0.600%
	$500 million and more	0.550%

From such fees, pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any. For the year ended October 31, 2012, the Adviser paid the following amounts to the Subadvisers (amounts shown as paid to AAML include amounts paid to AAMISL prior to March 1, 2012):

Fund		Amount
Asia Bond Fund	AAMAL	$1,791,415
Emerging Markets Debt Local Currency Fund	AAML	151,656
Global Fixed Income Fund	AAML	127,733

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses, 12b-1 fees, administrative services fees and extraordinary expenses), that accrue daily, from exceeding the amounts listed below:

Fund	Effective Through	Limit
Asia Bond Fund	2/27/2013	0.70%
Core Fixed Income Fund	2/27/2013	0.50%
Emerging Markets Debt Local Currency Fund	2/27/2013	0.90%
Global Fixed Income Fund	2/27/2013	0.95%
Tax-Free Income Fund	2/27/2013	0.68%
Ultra-Short Duration Bond Fund	2/27/2013	0.40%
U.S. High Yield Bond Fund	2/27/2013	0.80%

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Notes to Financial Statements (continued)

October 31, 2012

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (except for the Asia Bond Fund and Global Fixed Income Fund, which is prior to July 20, 2011, and the Core Fixed Income Fund and Ultra-Short Duration Bond Fund, which is prior to December 1, 2011) unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis.

For fees waived after March 1, 2011 (July 20, 2011 for the Asia Bond Fund and the Global Fixed Income Fund and December 1, 2011 for the Core Fixed Income Fund and the Ultra-Short Duration Bond Fund) no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2012, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2010 (Expires 10/31/13)	Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Fiscal Year 2012 (Expires 10/31/15)	Total*
Asia Bond Fund	$241,501	$51,292	$202,438	$495,231
Core Fixed Income Fund	–	51,137	105,988	157,125
Emerging Markets Debt Local Currency Fund	–	93,266	269,869	363,135
Global Fixed Income Fund	207,588	62,004	96,679	366,271
Tax-Free Income Fund	11,519	844	–	12,363
Ultra-Short Duration Bond Fund	–	106,549	133,723	240,272
U.S. High Yield Bond Fund	–	–	101,197	101,197

*	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured $44,406 from Tax-Free Income Fund for which they previously reimbursed the Fund. At October 31, 2012, Tax-Free Income Fund had $22,098 in liabilities payable to the Adviser for recapture.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to a per fund annual minimum fee.

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Notes to Financial Statements (continued)

October 31, 2012

(c)	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia Bond Fund	0.25%	1.00%	0.50%
Core Fixed Income Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Local Currency Fund	0.25%	1.00%	0.50%
Global Fixed Income Fund	0.25%	1.00%	0.50%
Tax-Free Income Fund	0.25%	1.00%	N/A
Ultra-Short Duration Bond Fund	0.25%	1.00%	0.50%
U.S. High Yield Bond Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers up to 5.00% of sales charges on Class A or Class D shares of the Trust, which have a maximum front-end sales charge of 5.75% on Class A, 4.50% on Class D shares, and up to 1.00% on Class C shares of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the year ended October 31, 2012, AFD retained commissions of $154,087 from front-end sales charges of Class A shares and from CDSC fees from Class C (and certain Class A) shares of all series of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class D, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class D, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2012 were as follows:

Fund	Amount
Asia Bond Fund	$25,375
Core Fixed Income Fund	1,153
Emerging Markets Debt Local Currency Fund	1,531
Global Fixed Income Fund	51,300
Tax-Free Income Fund	883
Ultra-Short Duration Bond Fund	–
U.S. High Yield Bond Fund	–

Amounts listed as “–” are $0 or round to $0.

4. Short-Term Trading Fees

The Funds, except the Ultra-Short Duration Bond Fund, assess a 2.00% redemption fee on all classes of shares that are sold or exchanged within a specified period following purchase (within 15 calendar days for the Core Fixed Income Fund, the Emerging Markets Debt Local Currency Fund and the U.S. High Yield Bond Fund, within 30 calendar days for the Asia Bond Fund and the Global Fixed Income Fund and within 7 calendar days for the Tax-Free Income Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions

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Notes to Financial Statements (continued)

October 31, 2012

and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2012, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Fund	$1	$–	$–	$–	$36	$1,946
Core Fixed Income Fund	–	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–
Global Fixed Income Fund	51	17	–	–	499	1
Tax-Free Income Fund	–	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–	–
U.S. High Yield Bond Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

For the year ended October 31, 2011, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares*	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Fund	$–	$–	$–	$–	$–	$22	$1,429
Core Fixed Income Fund	–	–	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–	–
Global Fixed Income Fund	15	–	5	–	–	138	–
Tax-Free Income Fund	–	–	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–	–	–

*	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2012, were as follows:

Fund	Purchases	Sales
Asia Bond Fund	$328,872,144	$469,447,801
Core Fixed Income Fund	380,696,146	371,449,778
Emerging Markets Debt Local Currency Fund	21,036,995	20,115,464
Global Fixed Income Fund	42,663,547	48,167,614
Tax-Free Income Fund	15,323,843	17,548,790
Ultra-Short Duration Bond Fund	50,537,055	63,905,405
U.S. High Yield Bond Fund	25,550,269	10,150,407

6. Portfolio Investment Risks

(a)	Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest

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Notes to Financial Statements (continued)

October 31, 2012

rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(b)	Credit and Market Risk

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

(c)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(d)	Risks Associated with Mortgage-backed Securities

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

(e)	Risks Associated with Asset-backed Securities

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of a Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the underlying securities or the servicing agent of the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

(f)	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(g)	Risks Associated with European Markets

A number of countries in Europe have experienced and continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Please read the prospectus for more detailed information regarding these risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

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Notes to Financial Statements (continued)

October 31, 2012

8. Tax Information

As of October 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Bond Fund	$441,932,191	$24,670,252	$(2,458,807)	$22,211,445
Core Fixed Income Fund	113,043,379	3,189,434	(117,838)	3,071,596
Emerging Markets Debt Local Currency Fund	29,665,169	719,125	(550,606)	168,519
Global Fixed Income Fund	27,245,254	1,898,586	(89,368)	1,809,218
Tax-Free Income Fund	103,555,139	13,275,404	(14,664)	13,260,740
Ultra-Short Duration Bond Fund	19,564,498	123,799	(5,405)	118,394
U.S. High Yield Bond Fund	16,829,758	441,309	(288,394)	152,915

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$24,878,046	$–	$24,878,046	$–	$–	$24,878,046
Core Fixed Income Fund	2,674,605	913,932	3,588,537	–	–	3,588,537
Emerging Markets Debt Local Currency Fund	357,017	124,643	481,660	–	460,157	941,817
Global Fixed Income Fund	833,778	–	833,778	–	–	833,778
Tax-Free Income Fund	10,802	134,130	144,932	3,969,442	–	4,114,374
Ultra-Short Duration Bond Fund	260,681	–	260,681	–	–	260,681
U.S. High Yield Bond Fund	709,387	–	709,387	–	–	709,387

Amounts listed as “–” are $0 or round to $0.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$44,186,275	$–	$44,186,275	$–	$–	$44,186,275
Core Fixed Income Fund	6,439,472	8,036,207	14,475,679	–	–	14,475,679
Emerging Markets Debt Local Currency Fund	238,300	–	238,300	–	90,475	328,775
Global Fixed Income Fund	1,973,045	–	1,973,045	–	–	1,973,045
Tax-Free Income Fund	3,357	247,946	251,303	4,201,654	–	4,452,957
Ultra-Short Duration Bond Fund	162,079	–	162,079	–	–	162,079

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Notes to Financial Statements (continued)

October 31, 2012

As of October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Other Temporary Differences	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia Bond Fund	$–	$5,386,772	$2,964,049	$–	$(1,527,775)	$–	$22,621,948	$29,444,994
Core Fixed Income Fund	–	1,826,178	1,031,019	–	(46,804)	–	3,071,596	5,881,989
Emerging Markets Debt Local Currency Fund	–	–	–	–	(203,427)	–	220,738	17,311
Global Fixed Income Fund	–	–	–	–	(129,948)	(1,109,954)	1,820,314	580,412
Tax-Free Income Fund	–	3,159	996,990	–	(88,726)	–	13,260,740	14,172,163
Ultra-Short Duration Bond Fund	–	110,752	31,113	–	(7,132)	–	118,394	253,127
U.S. High Yield Bond Fund	–	208,537	–	–	(906)	–	153,081	360,712

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, realization of unrealized gains/(losses) on certain futures and forward contracts, and other timing differences.
**	As of October 31, 2012, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Global Fixed Income Fund	$892,454	2014
Global Fixed Income Fund	217,500	2015

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency transactions, foreign capital gains taxes, realized gain/(loss) on swaps, paydown gain/(loss), return of capital distributions, and distributions in excess of earnings. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Asia Bond Fund	$–	$(3,680,175)	$3,680,175
Core Fixed Income Fund	–	213,178	(213,178)
Emerging Markets Debt Local Currency Fund	–	(1,787,286)	1,787,286
Global Fixed Income Fund	(100,106)	(24,678)	124,784
Tax-Free Income Fund	–	2,210	(2,210)
Ultra-Short Duration Bond Fund	–	3,528	(3,528)
U.S. High Yield Bond Fund	(59)	(7,887)	7,946

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Notes to Financial Statements (concluded)

October 31, 2012

9. Significant Shareholders

As of October 31, 2012, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia Bond Fund	63.8%	3
Core Fixed Income Fund	85.3	1
Emerging Markets Debt Local Currency Fund	77.7	5
Global Fixed Income Fund	47.0	3
Tax-Free Income Fund	–	–
Ultra-Short Duration Bond Fund	75.6	8
U.S. High Yield Bond Fund	93.1	5

Amounts listed as “–” are $0 or round to $0.

10. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of October 31, 2012.

On December 5, 2012, the Board of Trustees of Aberdeen Funds, on behalf of the Aberdeen Tax-Free Income Fund (the “Fund”), approved the conversion of all Class D shares of the Fund into Institutional Class shares of the Fund (the “Conversion”). The Conversion will become effective February 25, 2013. The Conversion will not be considered a purchase and sale of shares, and therefore, is not expected to result in a taxable event for federal income tax purposes. Shareholders should talk to their tax advisors about any potential tax consequences of the Conversion.

The Fund will cease to offer Class D shares prior to the Conversion, and begin to offer Class R, Institutional Class and Institutional Service Class shares of the Fund after the Conversion.

For more information on the fees and expenses of Institutional Class shares, please see the Fund’s Prospectus Supplement.

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108

Shareholder Expense Examples (unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2012 and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2012	Actual Ending Account Value, October 31, 2012	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia Bond Fund	Class A	$1,000.00	$1,046.70	$1,020.51	$4.73	$4.67	0.92%
	Class C	$1,000.00	$1,043.40	$1,016.69	$8.63	$8.52	1.68%
	Class R	$1,000.00	$1,045.70	$1,019.26	$6.02	$5.94	1.17%
	Institutional Service Class	$1,000.00	$1,047.10	$1,020.26	$4.99	$4.93	0.97%
	Institutional Class	$1,000.00	$1,049.20	$1,021.62	$3.61	$3.56	0.70%
Aberdeen Core Fixed Income Fund	Class A	$1,000.00	$1,033.70	$1,021.17	$4.04	$4.01	0.79%
	Class C	$1,000.00	$1,030.10	$1,017.60	$7.65	$7.61	1.50%
	Institutional Service Class	$1,000.00	$1,035.10	$1,022.62	$2.56	$2.54	0.50%
	Institutional Class	$1,000.00	$1,035.10	$1,022.62	$2.56	$2.54	0.50%
Aberdeen Emerging Markets Debt Local Currency Fund	Class A	$1,000.00	$1,027.50	$1,019.26	$5.96	$5.94	1.17%
	Class C	$1,000.00	$1,023.70	$1,015.64	$9.61	$9.58	1.89%
	Class R	$1,000.00	$1,025.30	$1,016.59	$8.65	$8.62	1.70%
	Institutional Service Class	$1,000.00	$1,028.60	$1,020.61	$4.59	$4.57	0.90%
	Institutional Class	$1,000.00	$1,028.60	$1,020.61	$4.59	$4.57	0.90%
Aberdeen Global Fixed Income Fund	Class A	$1,000.00	$1,024.00	$1,019.00	$6.21	$6.19	1.22%
	Class C	$1,000.00	$1,021.20	$1,015.33	$9.91	$9.88	1.95%
	Institutional Service Class	$1,000.00	$1,024.40	$1,019.46	$5.75	$5.74	1.13%
	Institutional Class	$1,000.00	$1,026.30	$1,020.36	$4.84	$4.82	0.95%

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109

Shareholder Expense Examples (unaudited) (concluded)

		Beginning Account Value, May 1, 2012	Actual Ending Account Value, October 31, 2012	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Tax-Free Income Fund	Class A	$1,000.00	$1,032.70	$1,020.41	$4.80	$4.77	0.94%
	Class C	$1,000.00	$1,028.80	$1,016.69	$8.57	$8.52	1.68%
	Class D	$1,000.00	$1,034.00	$1,021.72	$3.48	$3.46	0.68%
Aberdeen Ultra-Short Duration Bond Fund	Class A	$1,000.00	$1,006.70	$1,021.92	$3.23	$3.25	0.64%
	Institutional Service Class	$1,000.00	$1,008.70	$1,023.13	$2.02	$2.03	0.40%
	Institutional Class	$1,000.00	$1,007.70	$1,023.13	$2.02	$2.03	0.40%
Aberdeen U.S. High Yield Bond Fund	Class A	$1,000.00	$1,061.40	$1,019.86	$5.44	$5.33	1.05%
	Class C	$1,000.00	$1,057.10	$1,016.09	$9.31	$9.12	1.80%
	Class R	$1,000.00	$1,060.10	$1,018.60	$6.73	$6.60	1.30%
	Institutional Service Class	$1,000.00	$1,062.70	$1,021.12	$4.15	$4.06	0.80%
	Institutional Class	$1,000.00	$1,062.70	$1,021.12	$4.15	$4.06	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

Annual Report 2012

110

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Global Fixed Income Fund, Aberdeen Asia Bond Fund (formerly Aberdeen Asia Bond Institutional Fund), and Aberdeen Tax-Free Income Fund, three of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. We have also audited the statement of assets and liabilities, including the statements of investments, of the Aberdeen Core Fixed Income Fund as of October 31, 2012 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended, the period from August 1, 2010 to October 31, 2010, and for each of the years in the three year period ended July 31, 2010. We have also audited the statement of assets and liabilities, including the statements of investments, of the Aberdeen Emerging Markets Debt Local Currency Fund and Aberdeen Ultra-Short Duration Bond Fund, as of October 31, 2012 and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years or periods in the two-year period then ended. We have also audited the statement of assets and liabilities, including the statements of investments, of the Aberdeen U.S. High Yield Bond Fund, as of October 31, 2012, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period February 27, 2012 to October 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2008, of the Aberdeen Global Fixed Income Fund, Aberdeen Asia Bond Fund, and Aberdeen Tax-Free Bond Fund were audited by other auditors. Those auditors also expressed an unqualified opinion on the financial highlights of the Aberdeen Global Fixed Income Fund, Aberdeen Asia Bond Fund, and Aberdeen Tax-Free Bond Fund in each of their reports dated December 29, 2008, December 29, 2008, and December 30, 2008, respectively.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations, changes in their net assets and the financial highlights for the periods or years referred to in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

2012 Annual Report

111

Other Tax Information (Unaudited)

For the period ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

During the year ended October 31, 2012, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Core Fixed Income Fund	$913,932
Emerging Markets Debt Local Currency Fund	$124,643
Tax-Free Income Fund	$134,130

During the year ended October 31, 2012, the following Fund designated income dividends as tax-exempt dividends:

Fund	Amount
Tax-Free Income Fund	$3,969,442

The Funds intend to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2012. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2012) was as follows:

Fund	Foreign Tax
Asia Bond Fund	$0.04667
Emerging Markets Debt Local Currency Fund	0.0150

Annual Report 2012

112

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 5, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Managers Limited (“AAML”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”). AAMAL and AAML are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board reviews a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as: (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience, including with respect to the international Funds, the growth and development of the Advisers’ Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the

2012 Annual Report

113

Supplemental Information (Unaudited) (continued)

benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates had commenced management of the each of the Funds only upon their reorganizations into the Trust (except for the Aberdeen Ultra-Short Duration Bond Fund, the Aberdeen Emerging Markets Debt Local Currency Fund, and the Aberdeen U.S. High Yield Bond Fund, each of which AAMI has managed since their respective inceptions having commenced operations subsequent to the reorganization of the Trust in 2008), and noted that performance comparisons over a shorter period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2012:

Aberdeen Asia Bond Fund (formerly, Aberdeen Asia Bond Institutional Fund). The Board noted that the Fund underperformed its peer group average and benchmark for the 1- year period, and outperformed its peer group average and benchmark for the 3- year period. The Board noted management’s explanations concerning the Fund’s relative underperformance versus its peer group and benchmark for the more recent period.

Aberdeen Core Fixed Income Fund. The Board noted that the Fund outperformed its peer group average for the 1- and 5- year periods, and underperformed its peer group average for the 3- and 10- year periods. The Board also noted that the Fund underperformed the benchmark for the 1-, 3-, 5- and 10- year periods. The Board noted management’s explanation concerning the Fund’s underperformance versus its peer group and benchmark, including that AAMI commenced managing the Fund on July 12, 2010, and that performance prior to that date represents the performance of the Fund’s previous investment adviser. The Board also took into account a change implemented to the Fund’s investment strategy during the previous year.

Aberdeen Emerging Markets Debt Local Currency Fund. The Board noted that although the Fund recently commenced operations on May 2, 2011, and therefore has a limited performance history, the Fund outperformed its peer group average and benchmark for the year-to-date period ended March 31, 2012.

Aberdeen Global Fixed Income Fund. The Board noted that the Fund underperformed its peer group average for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Fund underperformed its benchmark for the 1- year period, and outperformed its benchmark for the 3-, 5- and 10- year periods. The Board noted management’s explanations concerning the Fund’s relative underperformance versus its peer group, including the fact that AAMI and its affiliates commenced managing the Fund on July 20, 2009, and that performance prior to that date represents the performance of the Fund’s previous adviser. The Board concluded that it will continue to monitor the Fund’s performance and any actions taken by AAMI and its affiliates to improve performance.

Aberdeen Tax-Free Income Fund. The Board noted that the Fund outperformed its peer group average for the 1- and 10- year periods, and underperformed its peer group average for the 3- and 5- year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods. The Board noted management’s explanations concerning the Fund’s underperformance versus its peer group and benchmark. The Board also noted that AAMI took over direct portfolio management responsibilities for the Fund effective February 28, 2011, and the improvement in the Fund’s performance since that time. The Board concluded that it will continue to monitor the Fund’s performance and any actions taken by AAMI to continue to improve performance.

Aberdeen Ultra-Short Duration Bond Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1- year period.

Aberdeen U.S. High Yield Bond Fund. The Board noted that the Fund recently commenced operations on February 27, 2012, and therefore has a limited performance history.

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114

Supplemental Information (Unaudited) (continued)

After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory, or where noted above, appropriate action was being taken to address performance, and supported the renewal of the Agreements.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI, not the Funds, out of its advisory fee. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen Asia Bond Fund (formerly, Aberdeen Asia Bond Institutional Fund). The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Core Fixed Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Emerging Markets Debt Local Currency Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Global Fixed Income Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Trustees took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses. The Trustees also noted that management had implemented breakpoints in the Fund’s advisory and sub-advisory fee schedules in 2010.

Aberdeen Tax-Free Income Fund. The Board considered that the Fund’s net management fee and net total expenses were each above the median of the Expense Group. The Trustees took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

Aberdeen Ultra-Short Duration Bond Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen U.S. High Yield Bond Fund. The Board considered that the Fund’s estimated net management fee and estimated net total expenses after waivers were each below the median of the Expense Group.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation, that most of the Funds were subject to breakpoints and that all such Funds subject to breakpoints had not reached the specified asset level at which a breakpoint to their

2012 Annual Report

115

Supplemental Information (Unaudited) (concluded)

investment advisory fee would be triggered. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*        *        *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

Annual Report 2012

116

Management of the Funds (Unaudited)

As of October 31, 2012

The names of the Trustees and officers of the Funds, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interest persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, on the Funds’ website at www.aberdeen-asset.com/us, or upon request at 1-866-667-9231.

Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees Who are Not Interested Persons (As Defined in the 1940 Act) of the Trust
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of a London AIM-listed company (healthcare software) and a UK based privately owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	28	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Current Director of Uranium Participation Corp. and Pizza Pizza Royalty Income Fund. Chair of Chorus Aviation Inc. and an Independent Review Committee member of Uranium Participation Corp. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	25	None.
Neville J. Miles Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	28	None.
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been a Director and Founding Partner of Toron Investment Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	28	None.

2012 Annual Report

117

Management of the Funds (Unaudited) (continued)

As of October 31, 2012

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees Who are Not Interested Persons (As Defined in the 1940 Act) of the Trust
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) since 2006. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	28	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	25	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Prior to retiring, Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004. Mr. Solan served in several different positions with Ernst & Young from 1964 to 1998.	25	None.
Trustees Who Are Interested Persons (as Defined In The 1940 Act) Of The Trust
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. Director (1991–present), Aberdeen Asset Management Asia Limited; and Director (2000–present), Aberdeen Asset Management Limited. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	29	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 25 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The Asia-Tigers Fund, Inc. and The India Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

Annual Report 2012

118

Management of the Funds (Unaudited) (continued)

As of October 31, 2012

Officers of the Trust
Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Gary Marshall Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Vice President and Head of Compliance – US for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Accounting for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

2012 Annual Report

119

Management of the Funds (Unaudited) (continued)

As of October 31, 2012

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since March 2007. Prior to that, Mr. Griffiths was Chief Executive Officer, Chief Investment Officer (UK) and Global Head of Fixed Income at AXA Investment Managers from January 2003 to March 2007.
Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, senior portfolio manager on the fixed income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen. Director, Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Mr. Young has been a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.
Megan Mooney Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Treasurer (Since June 2011)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Mooney joined Aberdeen Asset Management Inc. in 2009. Prior to joining Aberdeen Asset Management Inc., Ms. Mooney was an Investment Accountant Specialist at Nationwide Funds Group.

Annual Report 2012

120

Management of the Funds (Unaudited) (concluded)

As of October 31, 2012

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. Griffiths, Mr. Young and Ms. Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc. and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex” as the Fund.

2012 Annual Report

121

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Adviser

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

AOE-0143-1212

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

Aberdeen Funds

Asset Allocations Series

Annual Report

October 31, 2012

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Diversified Alternatives Fund	Page 3
Aberdeen Diversified Income Fund	Page 8
Aberdeen Dynamic Allocation Fund	Page 13

Financial Statements	Page 17

Notes to Financial Statements	Page 30

Report of Independent Registered Public Accounting Firm	Page 42

Other Tax Information	Page 43

Shareholder Expense Examples	Page 44

Supplemental Information	Page 45

Management of the Funds	Page 48

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

October 31, 2012

Dear Valued Shareholder:

Welcome to the Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2012.

Market overview

During the reporting period, global securities markets generally recorded positive returns amid rising optimism spurred mainly by the easing of monetary policy by central banks. This offset concerns over the relatively slower pace of global economic growth and the ongoing sovereign debt crisis in the Eurozone. The aggressive efforts by the European Central Bank and the U.S. Federal Reserve to increase liquidity in the global financial markets boosted investor confidence for much of the period. Towards the end of the period, however, there was a new round of volatility resulting from worries surrounding the November 2012 U.S. presidential and Congressional elections, as well as the looming “fiscal cliff” of government spending cuts and tax hikes set to take effect on January 1, 2013. The U.S. broader-market S&P 500 Index posted a sizeable gain for the annual period, outperforming both the developed-market MSCI All Country World ex US Index and the MSCI Emerging Markets Index, which were affected disproportionately by the Eurozone fiscal crisis and a slowdown in economic growth in China.

Aberdeen product developments

In October 2012, Aberdeen announced three new Multi-Asset Funds: Aberdeen Dynamic Allocation Fund, Aberdeen Diversified Income Fund and Aberdeen Diversified Alternatives Fund, formed as a result of the reorganization of Aberdeen’s previous Optimal Allocations series of target risk funds. The Funds are managed by the Aberdeen Solutions team, headed in the U.S. by Senior Investment Manager Richard Fonash. In our opinion, Aberdeen’s wide-ranging approach to asset class selection provides access to what we believe are some of the most interesting mutual fund portfolios currently available to investors.

The Aberdeen Emerging Markets Debt Fund was launched in early November 2012, in response to growing investor interest in the emerging markets debt asset class. The Fund is managed by Aberdeen’s Emerging Market Debt (EMD) team, led by Brett Diment. Aberdeen has over 10 years of experience investing in emerging market bonds. Additionally, members of the EMD team have been researching the asset class since 1993. We believe that investments in emerging markets bonds may potentially provide higher credit quality than in developed bond markets, without compromising yield. The Fund launch is an integral part of an ongoing strategic initiative to deliver Aberdeen’s core investment competencies to the U.S. retail and institutional markets.

Community initiatives

Ever since our founding, Aberdeen has always placed great importance on supporting the communities in which we invest and operate. The establishment of the Aberdeen Asset Management Charitable Foundation is an important next step in our quest to give back. In 2012, the Aberdeen Asset Management Charitable foundation awarded grants to several organizations in the U.S., including the Big Brothers/Big Sisters of America, Habitat for Humanity, and the Ronald McDonald House, as well as many other local charities and organizations in the communities in which we operate.

Aberdeen officially opened the doors to our new office in New York City In October. The NYC office, part of a continued effort to expand Aberdeen’s presence in the U.S. marketplace, will house some business development and marketing functions, complementing our North American headquarters and research center in Philadelphia.

Looking ahead

Investors do not like uncertainty and, while the U.S. election results may have provided answers to some questions hanging over the financial markets, there remain many unresolved issues. There are persistent fears of a decline in government and consumer spending resulting from the U.S. “fiscal cliff”; however, we feel that disaster will be avoided as the Obama administration and both houses of Congress scramble to reach a last-minute deal. In our opinion, any emergence of more positive economic data could result in the alignment of growth momentum, valuation and liquidity that should provide renewed support for higher-risk assets. Nonetheless, we believe that there will be volatility in the global markets going forward, and that a cautious approach is still appropriate.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Thank you for investing with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

2012 Annual Report

1

Market Review

Major global equity market indices moved higher for the 12-month period ended October 31, 2012, driven largely by the vast amount of liquidity injected into the global financial system. The upturn was led by the U.S., with the broader-market S&P 500 Index registering a 12-month gain of 15.2%, versus the respective 4.5% and 3.0% returns of the MSCI All Country World ex USA Index and the MSCI Emerging Markets Index. Developed markets continued to outperform relative to their emerging markets counterparts, which saw more modest gains due to, among other things, investors’ worries about slowing economic growth in China. The Eurozone debt crisis and slowing economic activity dominated market sentiment during the reporting period, but we believe risk appetite returned following efforts by major global central banks to provide emergency loans to European banks. The European Central Bank’s (ECB) Long-Term Refinancing Operation for lenders raised investors’ hopes, as did news of the €130 billion (roughly US$167 billion) Greek bailout. Furthermore, the U.S. Federal Reserve’s third round of quantitative easing (dubbed “QE3”) and improved third-quarter 2012 economic data in the U.S., China and the UK, the latter of which emerged from a technical recession, boosted investors’ confidence. However, the gains were trimmed late in the annual period by investors’ concerns over the still-unresolved “fiscal cliff” of U.S. federal government spending cuts and income tax increases looming at the beginning of 2013, which weighed on U.S. corporate earnings towards the end of the period.

The U.S. equity market performed well for the annual period. Investors focused mainly on the myriad of monetary easing proposals and actions by the U.S. Federal Reserve (Fed); the latest developments in the ongoing sovereign debt crisis in the Eurozone; the November 2012 presidential election; the looming “fiscal cliff”; and the widening federal deficit in the U.S. While the nation’s unemployment rate declined modestly during the reporting period, job gains remain below the level needed to support steady economic growth over the long term, and gross domestic product (GDP) growth has slowed. The Fed made two moves in an effort to boost the relatively sluggish economic recovery during the reporting period, extending its “Operation Twist” program and later initiating QE3.

Regarding the international equity markets, the MSCI Europe Index posted a gain over the reporting period despite the negative impact of the ongoing sovereign debt crisis in the Eurozone. Optimism that funding pressures would ease was sparked by the ECB’s interest rate cuts to a historic low and the announcement of its Outright Monetary Transactions sovereign bond-buying program. Additionally, central banks in the UK and Japan expanded their quantitative easing efforts. Japan is still seeing relative weakness in industrial and manufacturing data, with particularly soft export demand from China and Europe.

The MSCI Emerging Markets Index moved higher during the reporting period but underperformed versus the MSCI World Index, the global developed market benchmark. Emerging economies were affected more proportionately by concerns about economic growth in China, in addition to the uncertainty surrounding the European sovereign debt crisis. Nevertheless, we feel that worries regarding a severe slowdown in China are overstated given the weight of policy tools still available to that nation’s government authorities. Towards the end of the period, improving data provided, in our view, evidence that economic activity might be picking up. Chinese government leaders have set a goal to double the country’s 2010-level GDP in a decade, which we extrapolate to a relatively lower pace of expansion of approximately 7% annually, as the nation sees a shift of its primary growth driver from investment to consumption.

While the concerns over the pace of global economic growth and the Eurozone fiscal crisis led to volatility in the global fixed income markets over the annual period, the Barclays Capital Global Aggregate Bond Index still finished with a modest gain. The U.S. was the top performer among its global peers for the reporting period, benefiting primarily from the Fed’s persistent monetary easing. With interest rates on most global government securities at or near all-time lows, investors sought relatively higher-yielding asset classes (including U.S. corporate bonds and tax-free municipal securities). The U.S. high-yield market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, advanced 7.3% during the annual period. The relatively strong performance was attributable primarily to an increase in risk appetite due to the near-record low U.S. Treasury yields, as well as investors’ optimism regarding the health of U.S. corporate balance sheets.

Concerted central bank actions have recently lifted global securities markets. Nonetheless, in our view, the rally appears to be waning amid growing uncertainty over global economic growth prospects. We believe that the ECB’s commitment to purchase sovereign debt buys more time for the troubled peripheral European economies (i.e., Portugal, Italy, Ireland, Greece and Spain), but the underlying fundamentals remain weak. Meanwhile, emerging economies are struggling to generate the kind of growth that has marked previous recoveries. Growth in the U.S., albeit showing signs of a turning point, is still fragile. We feel that the looming fiscal cliff could tip the U.S. economy back into recession if policymakers allow tax hikes and budget cuts to occur in early 2013, though we believe that a resolution of some sort remains the most likely outcome. U.S. President Barack Obama was elected to a second term in early November 2012. Although the election results reduced some uncertainty that had been hanging over the financial markets for some time, we believe that many challenges remain, including the ever-present risk of failure to implement a credible and effective long-term plan to reduce the U.S. federal debt as a percentage of its GDP.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Annual Report 2012

2

Aberdeen Diversified Alternatives Fund (Unaudited)

The Aberdeen Diversified Alternatives Fund (Class A shares at net asset value net of fees) returned 8.14% for the 12-month period ended October 31, 20121, versus the 0.06% return of its benchmark, the Citigroup 3-Month Treasury Bill Index, for the same period2. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 556 funds) was 9.58%.

At the start of the annual period in the fourth quarter of 2011, global financial markets across a wide range of asset classes moved higher despite the lack of resolution of many serious macroeconomic concerns of investors. Market sentiment continued to face the headwinds of the rapidly evolving sovereign debt crisis in the Eurozone, while lingering political unrest in the Middle East had an adverse impact on oil and energy markets and contributed to persistent concerns over the growth rate of the global economy. Major global equity market indices managed to close 2011 on an upbeat note, largely due to generally improving U.S. economic data and investors’ cautious optimism regarding the situation in Europe.

The positive momentum in global financial markets at year-end carried over into 2012, with risk asset classes starting the year on a distinctly positive note. Investors generally reacted well to aggressive liquidity actions by the European Central Bank (ECB) that eased bank funding pressures in the Eurozone. In addition, we believe U.S. economic data continued to demonstrate slow but steady growth, while fears of a “hard landing” in China again seemed to be receding. Financial markets largely continued this “risk on” rally through the end of the first quarter, as investor fears around the European debt crisis and slowing global economic growth continued to ease. The start of the second quarter in April saw the return of familiar headwinds, as Eurozone and Chinese economic data again weakened and there were renewed concerns about the fiscal situations in Spain and Italy. Global securities markets continued to oscillate through the spring and early summer as central banks and policymakers in the U.S., Eurozone and China all struggled to adapt to rapidly changing, and sometimes conflicting, signals as to the state of the global economy and the effectiveness of policy intervention. With the Eurozone situation still far from resolved, however, sluggish growth in the U.S. and uncertainty about the future direction of Federal Reserve (Fed) policy caused financial markets to experience continued volatility.

Investor sentiments began to improve during the latter stages of the annual period. Global financial markets were back in full “risk on” mode in August and September 2012, and delivered positive performance across several asset classes. In our view, investors were able to look past the continuing weaknesses in the global economy as a renewed round of intervention by major central banks helped maintain an attractive environment for risk assets. These continuing efforts by policymakers helped sustain market support for growth assets during the period. This offset the negative effects of the still

[1]	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.
[2]	Prior to September 24, 2012, the Fund’s benchmark was the S&P 500 Index. Please see the chart and accompanying text on page 6 for more details.

unresolved debt crisis in Europe, sluggish global growth and major political uncertainty driven by the impending presidential election and the looming “fiscal cliff” of automatic federal government spending cuts and expiring income and payroll tax reductions in the U.S.

Despite this ongoing policy support, risk assets took a pause in the final month of the period and finished on a weaker note. There were no significant new policy surprises to drive markets, as both the Fed and the ECB largely refrained from new policy commitments. Fresh Eurozone concerns related to financial crises in Greece and Spain again became a focal point of investors, and markets were increasingly focused on looming uncertainties around the U.S. election and “fiscal cliff” as the annual period came to a close.

Despite frequent intervals of significant market volatility, the annual period overall was generally favorable for most risk asset classes. The Fund’s holdings in Aberdeen Asia-Pacific Smaller Companies Fund and the Ivy Micro Cap Growth Fund were both significant positive contributors to performance. Both international and domestic real estate exposures also contributed to performance through the Fund’s holdings in SPDR Dow Jones International Real Estate Fund and iShares Cohen & Steers Realty Majors Index Fund, which invests in domestic U.S. real estate investment trusts (REITs). The Fund’s fixed income assets also generated positive returns for the period, led by the Eaton Vance Floating Rate Loan Fund and Aberdeen Emerging Markets Debt Local Currency Fund.

One significant detractor from Fund performance among individual positions was the holding in Credit Suisse Commodity Return Strategy Fund, which posted a negative return for the reporting period against a backdrop of lingering uncertainty about global economic growth prospects.

During the period, Aberdeen management recommended–and the Board of Trustees subsequently approved, with an effective date of September 24, 2012–certain changes to the Fund’s investment objective and investment strategies, a change in benchmark to the Citigroup 3-month Treasury Bill Index and a name change from the Aberdeen Optimal Allocations Fund: Specialty to Aberdeen Diversified Alternatives Fund to better reflect its alternatives-oriented investment strategy. While the former portfolio had always focused on non-traditional asset classes, we feel that we have enhanced that positioning further with the inclusion of additional alternatives exposures.

The Fund is currently invested consistent with our views of the prevailing global macroeconomic situation, which is generally cautious given the significant uncertainties prevailing in both the US and global outlooks in the near to medium term. The portfolio is diversified across various non-traditional or alternative holdings in various asset classes, and has the flexibility to tilt specific allocations in the medium term based on changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the portfolio’s asset class exposures accordingly.

2012 Annual Report

3

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by commodity risk and stock market risks among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries. The Fund allocates a significant proportion of its assets in non-traditional or alternative asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2012

4

Aberdeen Diversified Alternatives Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.	5 Yr.		Inception[2]
Class A	w/o SC	8.14%	(1.93%	)	5.59%
	w/SC3	1.89%	(3.08%	)	4.85%
Class C	w/o SC	7.39%	(2.64%	)	4.82%
	w/SC4	6.39%	(2.64%	)	4.82%
Class R5	w/o SC	7.75%	(2.18%	)	5.31%
Institutional Service Class[5,6]	w/o SC	8.15%	(1.93%	)	5.59%
Institutional Class[5]	w/o SC	8.44%	(1.66%	)	5.88%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Class A shares. This performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2012 Annual Report

5

Aberdeen Diversified Alternatives Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the Citigroup 3-Month Treasury Bill Index, S&P 500® Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Citigroup 3-month Treasury Bill Index consists of the last three three-month Treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market. Effective September 24, 2012, the Citigroup 3-Month Treasury Bill Index replaced the S&P 500 Index as the Fund’s benchmark as a result of a change in the investment objective and strategy of the Fund. The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2012 (Unaudited)

Asset Allocation
Mutual Funds	74.0%
Exchange Traded Funds	24.9%
Repurchase Agreement	1.1%
Liabilities in excess of other assets	—%
100.0%

Amounts	listed as “–” are 0% or round to 0%

Top Industries
Equity Funds	39.6%
Fixed Income Funds	22.2%
Alternative Investment	20.2%
Real Estate Investment Trust (REIT) Funds	10.9%
Commodity Funds	6.0%
Other	1.1%
100.0%

Top Holdings*
MainStay Marketfield Fund, Institutional Class	8.1%
Aberdeen Asia-Pacific Smaller Companies Fund, Institutional Class	7.0%
iShares S&P Global Infrastructure Index Fund	6.0%
Aberdeen Global Natural Resources Fund, Institutional Class	6.0%
Credit Suisse Commodity Return Strategy Fund, Class I	6.0%
Aberdeen Equity Long-Short Fund, Institutional Class	5.9%
AQR Managed Futures Strategy Fund, Class I	5.9%
iShares Cohen & Steers Realty Majors Index Fund	5.9%
Ivy Micro Cap Growth Fund, Class I	5.8%
SPDR Dow Jones International Real Estate Fund	5.0%
Other	38.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2012

6

Statement of Investments

October 31, 2012

Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (74.0%)
Alternative Investment (20.2%)
AQR Managed Futures Strategy Fund, Class I	144,875	$1,361,831
Arbitrage Event Driven Fund, Institutional Class	72,014	699,252
Eaton Vance Parametric Option Absolute Return Strategy Fund, Institutional Class*	64,399	715,469
MainStay Marketfield Fund, Institutional Class*	120,684	1,874,221
		4,650,773
Commodity Fund (6.0%)
Credit Suisse Commodity Return Strategy Fund, Class I*	167,284	1,375,073
Equity Funds (29.7%)
Aberdeen Asia-Pacific Smaller Companies Fund, Institutional Class (a)	145,616	1,607,603
Aberdeen Emerging Markets Fund, Institutional Class (a)	76,468	1,147,015
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	119,896	1,376,404
Aberdeen Global Natural Resources Fund, Institutional Class (a)	83,451	1,380,277
Ivy Micro Cap Growth Fund, Class I*	74,577	1,344,631
		6,855,930
Fixed Income Funds (18.1%)
Aberdeen Emerging Markets Debt Local Currency Fund, Institutional Class (a)	119,318	1,151,419
Aberdeen U.S. High Yield Bond Fund, Institutional Class (a)	90,478	919,255
Eaton Vance Floating-Rate Fund, Class I	104,092	947,240
PIMCO Emerging Markets Currency Fund, Institutional Class	109,862	1,153,553
		4,171,467
Total Mutual Funds		17,053,243
EXCHANGE TRADED FUNDS (24.9%)
Equity Funds (9.9%)
First Trust Health Care AlphaDEX Fund	28,847	909,546
iShares S&P Global Infrastructure Index Fund	38,558	1,380,762
		2,290,308
Fixed Income Fund (4.1%)
iShares Barclays 7-10 Year Treasury Bond Fund	8,782	947,490
Real Estate Investment Trust (REIT) Funds (10.9%)
iShares Cohen & Steers Realty Majors Index Fund	17,606	1,352,669
SPDR Dow Jones International Real Estate Fund	28,428	1,158,157
		2,510,826
Total Exchange Traded Funds		5,748,624
REPURCHASE AGREEMENT (1.1%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $252,001, collateralized by U.S. Treasury Note, maturing 10/31/2017; total market value of $260,000	$252,000	$252,000
Total Repurchase Agreement		252,000
Total Investments (Cost $21,931,025) (b)—100.0%		23,053,867

Liabilities in excess of other assets—0.0%		(11,238)
Net Assets—100.0%		$23,042,629

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2012 Annual Report

7

Aberdeen Diversified Income Fund (Unaudited)

The Aberdeen Diversified Income Fund (Class A shares at net asset value net of fees) returned 7.64% for the 12-month period ended October 31, 20121, versus the 5.25% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the same period.2 For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 465 funds) was 9.05%.

At the start of the annual period in the fourth quarter of 2011, global financial markets across a wide range of asset classes moved higher despite the lack of resolution of many serious macroeconomic concerns of investors. Market sentiment continued to face the headwinds of the rapidly evolving sovereign debt crisis in the Eurozone, while lingering political unrest in the Middle East had an adverse impact on oil and energy markets and contributed to persistent concerns over the growth rate of the global economy. Major global equity market indices managed to close 2011 on an upbeat note, largely due to generally improving U.S. economic data and investors’ cautious optimism regarding the situation in Europe.

The positive momentum in global financial markets at year-end carried over into 2012, with risk asset classes starting the year on a distinctly positive note. Investors generally reacted well to aggressive liquidity actions by the European Central Bank (ECB) that eased bank funding pressures in the Eurozone. In addition, we believe U.S. economic data continued to demonstrate slow but steady growth, while fears of a “hard landing” in China again seemed to be receding. Financial markets largely continued this “risk on” rally through the end of the first quarter, as investor fears around the European debt crisis and slowing global economic growth continued to ease. The start of the second quarter in April saw the return of familiar headwinds, as Eurozone and Chinese economic data again weakened and there were renewed concerns about the fiscal situations in Spain and Italy. Global securities markets continued to oscillate through the spring and early summer as central banks and policymakers in the U.S., Eurozone and China all struggled to adapt to rapidly changing, and sometimes conflicting, signals as to the state of the global economy and the effectiveness of policy intervention. With the Eurozone situation still far from resolved, however, sluggish growth in the U.S. and uncertainty about the future direction of Federal Reserve (Fed) policy caused financial markets to experience continued volatility.

Investor sentiments began to improve during the latter stages of the annual period. Global financial markets were back in full “risk on” mode in August and September 2012, and delivered positive performance across several asset classes. In our view, investors were able to look past the continuing weaknesses in the global economy as a renewed round of intervention by major central banks helped maintain an attractive environment for risk assets. These continuing efforts by policymakers helped sustain market support for growth assets during the period. This offset the negative effects of the still

[1]	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.
[2]	Prior to September 24, 2012, the Fund’s benchmark was the S&P 500 Index. Please see the chart and accompanying text on page 11 for more details.

unresolved debt crisis in Europe, sluggish global growth and major political uncertainty driven by the impending presidential election and the looming “fiscal cliff” of automatic federal government spending cuts and expiring income and payroll tax reductions in the U.S.

Despite this ongoing policy support, risk assets took a pause in the final month of the period and finished on a weaker note. There were no significant new policy surprises to drive markets, as both the Fed and the ECB largely refrained from new policy commitments. Fresh Eurozone concerns related to financial crises in Greece and Spain again became a focal point of investors, and markets were increasingly focused on looming uncertainties around the U.S. election and “fiscal cliff” as the annual period came to a close.

Despite frequent intervals of significant market volatility, the annual period overall was generally favorable for most risk asset classes. The Fund’s holding in SPDR Dow Jones International Real Estate Fund was a significant positive contributor to performance, along with strong returns from the iShares S&P Global Healthcare Fund. The position in domestic U.S. real estate investment trusts (REITs) via iShares Cohen & Steers Realty Majors Index Fund also contributed to Fund performance. Equities in general contributed positively as both U.S. and emerging markets exposures enhanced Fund performance. The portfolio’s fixed income assets also generated positive returns for the period, led by the Eaton Vance Floating Rate Loan Fund and Aberdeen Emerging Markets Debt Local Currency Fund. Concurrently, the holding in iShares Barclays 7-10 Year Treasury Bond Fund was a positive contributor, benefiting from continued investor interest in higher-quality, “safe-haven” investments.

One significant detractor from Fund performance among individual positions was the holding in Credit Suisse Commodity Return Strategy Fund, which posted a negative return for the reporting period against a backdrop of lingering uncertainty about global economic growth prospects.

During the period, Aberdeen management recommended–and the Board of Trustees subsequently approved, with an effective date of September 24, 2012 – the reorganization of Aberdeen Optimal Allocations Fund: Defensive into Aberdeen Optimal Allocations Fund: Moderate. Effective upon the closing of the reorganization, the investment objective and investment strategies of the Aberdeen Optimal Allocations Fund: Moderate were changed, the Fund’s benchmark was changed to the Barclays Capital U.S. Aggregate Bond Index and the Fund’s name was changed to the Aberdeen Diversified Income Fund. These changes resulted from our belief that diversified sources of income have increasingly become a major theme for individual investors, especially in today’s low interest rate environment. We believe that an income oriented multi-asset allocation portfolio can provide an important foundation for investors seeking diversified sources of income in current market conditions.

The Fund is currently invested consistent with its income strategy and our views of the prevailing global macroeconomic situation, which is generally cautious given the significant uncertainties prevailing in both the U.S. and global outlooks in the near to medium term. The portfolio remains highly diversified across various

Annual Report 2012

8

Aberdeen Diversified Income Fund (Unaudited) (concluded)

traditional and non-traditional asset classes, and has the flexibility to tilt specific allocations in the medium term based on changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management:

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries. The Fund allocates its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Please read the prospectus for more detailed information regarding these risks.

2012 Annual Report

9

Aberdeen Diversified Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	7.64%	2.22%	6.26%
	w/SC3	1.49%	1.02%	5.51%
Class C	w/o SC	6.83%	1.46%	5.42%
	w/SC4	5.83%	1.46%	5.42%
Class R5	w/o SC	7.20%	1.90%	5.86%
Institutional Service Class[5,6]	w/o SC	7.64%	2.22%	6.26%
Institutional Class[5]	w/o SC	7.95%	2.47%	6.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objective and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the previous performance of the Class A. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Annual Report 2012

10

Aberdeen Diversified Income Fund (Unaudited)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, Barclays Capital U.S. Aggregate Bond Index, the S&P 500® Index, and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. Effective September 24, 2012, the Barclays U.S. Aggregate Bond Index replaced the S&P 500® Index as the Fund’s benchmark as a result of a change in the investment objective and strategy of the Fund. The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2012 (Unaudited)

Asset Allocation
Mutual Funds	63.3%
Exchange Traded Funds	35.0%
Repurchase Agreement	1.2%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries
Fixed Income Funds	42.8%
Equity Funds	40.0%
Real Estate Investment Trust (REIT) Funds	10.4%
Commodity Funds	5.1%
Other	1.7%
100.0%
Top Holdings*
Aberdeen International Equity Fund, Institutional Class	9.3%
Oppenheimer International Bond Fund, Class Y	7.1%
Eaton Vance Floating-Rate Fund, Class I	7.0%
Aberdeen Core Fixed Income Fund, Institutional Class	7.0%
iShares Russell Midcap Index Fund	7.0%
iShares S&P Global Infrastructure Index Fund	6.3%
Aberdeen Emerging Markets Debt Local Currency Fund, Institutional Class	6.2%
Aberdeen U.S. High Yield Bond Fund, Institutional Class	6.0%
SPDR Dow Jones International Real Estate Fund	5.4%
Nuveen Preferred Securities Fund, Institutional Class	5.3%
Other	33.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2012 Annual Report

11

Performance of a $10,000 Investment (as of October 31, 2012)

Statement of Investments

October 31, 2012

Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (63.3%)
Commodity Fund (5.1%)
PIMCO Commodity RealReturn Strategy Fund, Institutional Class	260,335	$1,788,505
Equity Funds (19.6%)
Aberdeen Emerging Markets Fund, Institutional Class (a)	122,736	1,841,042
Aberdeen Global Natural Resources Fund, Institutional Class (a)	108,597	1,796,190
Aberdeen International Equity Fund, Institutional Class (a)	234,129	3,249,711
		6,886,943
Fixed Income Funds (38.6%)
Aberdeen Core Fixed Income Fund, Institutional Class (a)	216,603	2,467,107
Aberdeen Emerging Markets Debt Local Currency Fund, Institutional Class (a)	224,943	2,170,694
Aberdeen U.S. High Yield Bond Fund, Institutional Class (a)	207,854	2,111,793
Eaton Vance Floating-Rate Fund, Class I	271,438	2,470,087
Nuveen Preferred Securities Fund, Institutional Class	107,541	1,880,898
Oppenheimer International Bond Fund, Class Y	380,400	2,491,621
		13,592,200
Total Mutual Funds		22,267,648
EXCHANGE TRADED FUNDS (35.0%)
Equity Funds (20.4%)
iShares Russell Midcap Index Fund	22,411	2,453,780
iShares S&P 500 Index Fund	10,000	1,414,800
iShares S&P Global Healthcare Sector Index Fund	17,066	1,095,637
iShares S&P Global Infrastructure Index Fund	61,581	2,205,216
		7,169,433
Fixed Income Fund (4.2%)
iShares Barclays 7-10 Year Treasury Bond Fund	13,683	1,476,259
Real Estate Investment Trust (REIT) Funds (10.4%)
iShares Cohen & Steers Realty Majors Index Fund	23,158	1,779,229
SPDR Dow Jones International Real Estate Fund	46,577	1,897,547
		3,676,776
Total Exchange Traded Funds		12,322,468
REPURCHASE AGREEMENT (1.2%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $412,002, collateralized by U.S. Treasury Note, maturing 8/15/2021; total market value of $421,000	$412,000	$412,000
Total Repurchase Agreement		412,000
Total Investments (Cost $32,690,043) (b)—99.5%		35,002,116

Other assets in excess of liabilities—0.5%		173,902
Net Assets—100.0%		$35,176,018

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Annual Report 2012

12

Aberdeen Dynamic Allocation Fund (Unaudited)

The Aberdeen Dynamic Allocation Fund (Class A shares at net asset value net of fees) returned 7.74% for the 12-month period ended October 31, 20121, versus the 15.21% return of its benchmark, the S&P 500 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Flexible Portfolio Funds (consisting of 349 funds) was 5.56%.

At the start of the annual period in the fourth quarter of 2011, global financial markets across a wide range of asset classes moved higher despite the lack of resolution of many serious macroeconomic concerns of investors. Market sentiment continued to face the headwinds of the rapidly evolving sovereign debt crisis in the Eurozone, while lingering political unrest in the Middle East had an adverse impact on oil and energy markets and contributed to persistent concerns over the growth rate of the global economy. Major global equity market indices managed to close 2011 on an upbeat note, largely due to generally improving U.S. economic data and investors’ cautious optimism regarding the situation in Europe.

The positive momentum in global financial markets at year-end carried over into 2012, with risk asset classes starting the year on a distinctly positive note. Investors generally reacted well to aggressive liquidity actions by the European Central Bank (ECB) that eased bank funding pressures in the Eurozone. In addition, we believe U.S. economic data continued to demonstrate slow but steady growth, while fears of a “hard landing” in China again seemed to be receding. Financial markets largely continued this “risk on” rally through the end of the first quarter, as investors’ fears around the European debt crisis and slowing global economic growth continued to ease. The start of the second quarter in April saw the return of familiar headwinds, as Eurozone and Chinese economic data again weakened and there were renewed concerns about the fiscal situations in Spain and Italy. Global securities markets continued to oscillate through the spring and early summer as central banks and policymakers in the U.S., Eurozone and China all struggled to adapt to rapidly changing, and sometimes conflicting, signals as to the state of the global economy and the effectiveness of policy intervention. With the Eurozone situation still far from resolved, however, sluggish growth in the U.S. and uncertainty about the future direction of Federal Reserve (Fed) policy caused financial markets to experience continued volatility.

Investor sentiment began to improve during the latter stages of the annual period. Global financial markets were back in full “risk on” mode in August and September 2012, and delivered positive performance across several asset classes. In our view, investors were able to look past the continuing weaknesses in the global economy as a renewed round of intervention by major central banks helped maintain an attractive environment for risk assets. These continuing efforts by policymakers helped sustain market support for growth assets during the period. This offset the negative effects of the still unresolved debt crisis in Europe, sluggish global growth and major political uncertainty driven by the impending presidential election and

[1]	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy the looming “fiscal cliff” of automatic federal government spending cuts and expiring income and payroll tax reductions in the U.S.

Despite this ongoing policy support, risk assets took a pause in the final month of the period and finished on a weaker note. There were no significant new policy surprises to drive markets, as both the Fed and the ECB largely refrained from new policy commitments. Fresh Eurozone concerns related to financial crises in Greece and Spain again became a focal point of investors, and markets were increasingly focused on looming uncertainties around the U.S. election and “fiscal cliff” as the annual period came to a close.

Despite frequent intervals of significant market volatility, the annual period overall was generally favorable for most risk asset classes. The Fund’s holding in SPDR Dow Jones International Real Estate Fund was a significant positive contributor to performance, along with strong returns from the iShares S&P Global Healthcare Fund. The exposure to domestic U.S. real estate investment trusts (REITs) via iShares Cohen & Steers Realty Majors Index Fund also contributed to Fund performance. Equities in general contributed positively as both U.S. and emerging markets exposures enhanced Fund performance. The portfolio’s fixed income assets also generated positive returns for the period, led by Eaton Vance Floating Rate Loan Fund and Aberdeen Emerging Markets Debt Local Currency Fund. Concurrently, the holding in iShares Barclays 7-10 Year Treasury Bond Fund was a positive contributor, benefiting from continued investor interest in higher-quality, “safe-haven” investments.

One significant detractor from Fund performance among individual positions was the holding in Credit Suisse Commodity Return Strategy Fund, which posted a negative return for the reporting period against a backdrop of lingering uncertainty about global economic growth prospects.

During the period, Aberdeen management recommended–and the Board of Trustees subsequently approved, with an effective date of September 24, 2012 – the reorganization of Aberdeen Optimal Allocations Fund: Growth into Aberdeen Optimal Allocations Fund: Moderate Growth. Effective upon the closing of the reorganization, the investment objective and investment strategies of the Aberdeen Optimal Allocations Fund: Moderate Growth were changed, and the Fund’s name was changed to the Aberdeen Dynamic Allocation Fund. These changes resulted from our belief that dynamic asset allocation portfolios that can more flexibly respond to changing market conditions are an important requirement in today’s rapidly shifting financial markets. We believe that a dynamic asset allocation portfolio can provide the foundation of an investor’s global asset allocation, as we feel that it offers a strategic core with the flexibility to adapt positioning as needed in response to changing market conditions.

The Fund is currently invested consistent with our views of the prevailing global macroeconomic situation, which is generally cautious given the significant uncertainties prevailing in both the U.S. and global outlooks in the near to medium term. The portfolio remains highly diversified across various traditional and non-traditional asset classes, and has the flexibility to tilt specific

2012 Annual Report

13

Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

allocations in the medium term based on changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management:

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries. The Fund allocates its assets in alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2012

14

Aberdeen Dynamic Allocation Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2012)		1 Yr.	5 Yr.		Inception[2]
Class A	w/o SC	7.74%	0.42%		5.94%
	w/SC3	1.58%	(0.76%	)	5.19%
Class C	w/o SC	7.00%	(0.28%	)	5.17%
	w/SC4	6.00%	(0.28%	)	5.17%
Class R5	w/o SC	7.55%	0.19%		5.64%
Institutional Service Class[5,6]	w/o SC	7.83%	0.44%		5.95%
Institutional Class[5,7]	w/o SC	8.18%	0.50%		6.00%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Class A shares. This performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
7	Performance of Institutional Class for the period beginning on April 23, 2009 through July 28, 2009 is based on the performance of Class A shares. During this period Institutional Class did not have any shareholders. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2012 Annual Report

15

Aberdeen Dynamic Allocation Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the S&P 500® Index, and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2012 (Unaudited)

Asset Allocation
Mutual Funds	61.2%
Exchange Traded Funds	34.9%
Repurchase Agreement	4.5%
Liabilities in excess of other assets	(0.6%	)
	100.0%

Top Industries
Equity Funds	48.9%
Fixed Income Funds	27.2%
Real Estate Investment Trust (REIT) Funds	11.0%
Alternative Investment	5.0%
Commodity Funds	4.0%
Other	3.9%
100.0%
Top Holdings*
iShares S&P Global Infrastructure Index Fund	7.1%
Aberdeen International Equity Fund, Institutional Class	7.1%
Aberdeen Emerging Markets Fund, Institutional Class	7.0%
iShares Cohen & Steers Realty Majors Index Fund	7.0%
Aberdeen Core Fixed Income Fund, Institutional Class	6.0%
Eaton Vance Floating-Rate Fund, Class I	6.0%
iShares Russell Midcap Index Fund	6.0%
AQR Managed Futures Strategy Fund, Class I	5.0%
SPDR Dow Jones International Real Estate Fund	4.0%
Aberdeen U.S. Equity Fund, Institutional Class	4.0%
Other	40.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2012

16

Statement of Investments

October 31, 2012

Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (61.2%)
Alternative Investment (5.0%)
AQR Managed Futures Strategy Fund, Class I	157,355	$1,479,140
Commodity Fund (4.0%)
Credit Suisse Commodity Return Strategy Fund, Class I*	142,708	1,173,055
Equity Funds (28.1%)
Aberdeen Asia-Pacific Smaller Companies Fund, Institutional Class (a)	53,236	587,730
Aberdeen Emerging Markets Fund, Institutional Class (a)	137,589	2,063,829
Aberdeen Global Natural Resources Fund, Institutional Class (a)	71,175	1,177,237
Aberdeen International Equity Fund, Institutional Class (a)	149,570	2,076,032
Aberdeen Small Cap Fund, Institutional Class* (a)	72,051	1,183,798
Aberdeen U.S. Equity Fund, Institutional Class (a)	114,129	1,184,656
		8,273,282
Fixed Income Funds (24.1%)
Aberdeen Core Fixed Income Fund, Institutional Class (a)	155,312	1,768,999
Aberdeen Emerging Markets Debt Local Currency Fund, Institutional Class (a)	92,172	889,463
Aberdeen U.S. High Yield Bond Fund, Institutional Class (a)	86,748	881,360
Eaton Vance Floating-Rate Fund, Class I	194,280	1,767,952
Oppenheimer International Bond Fund, Class Y	179,990	1,178,932
PIMCO Emerging Markets Currency Fund, Institutional Class	58,020	609,211
		7,095,917
Total Mutual Funds		18,021,394
EXCHANGE TRADED FUNDS (34.9%)
Equity Funds (20.8%)
First Trust Health Care AlphaDEX Fund	35,573	1,121,617
iShares Russell Midcap Index Fund	16,143	1,767,497
iShares S&P 500 Index Fund	8,268	1,169,756
iShares S&P Global Infrastructure Index Fund	58,175	2,083,247
		6,142,117
Fixed Income Fund (3.1%)
iShares Barclays 7-10 Year Treasury Bond Fund	8,480	914,907
Real Estate Investment Trust (REIT) Funds (11.0%)
iShares Cohen & Steers Realty Majors Index Fund	26,794	2,058,583
SPDR Dow Jones International Real Estate Fund	29,101	1,185,575
		3,244,158
Total Exchange Traded Funds		10,301,182
REPURCHASE AGREEMENT (4.5%)
State Street Bank, 0.15%, dated 10/31/2012, due 11/01/2012, repurchase price $1,333,006, collateralized by U.S. Treasury Note, maturing 10/31/2017; total market value of $1,360,000	$1,333,000	$1,333,000
Total Repurchase Agreement		1,333,000
Total Investments (Cost $27,401,761) (b)—100.6%		29,655,576

Liabilities in excess of other assets—(0.6)%		(191,126)
Net Assets—100.0%		$29,464,450

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2012 Annual Report

17

Statements of Assets and Liabilities

October 31, 2012

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Assets:
Investments, at value	$15,219,894	$20,953,579	$16,509,472
Investments in affiliates, at value	7,581,973	13,636,537	11,813,104
Repurchase agreements, at value	252,000	412,000	1,333,000

Total investments	23,053,867	35,002,116	29,655,576

Cash	569	292	355
Receivable for investments sold	471,767	479,793	1,336,908
Interest and dividends receivable	7,332	30,885	14,319
Receivable from adviser	13,593	13,185	13,399
Receivable for capital shares issued	3,913	11,633	3,698
Prepaid expenses	47,524	47,778	47,188

Total assets	23,598,565	35,585,682	31,071,443

Liabilities:
Payable for investments purchased	477,718	271,474	1,504,742
Payable for capital shares redeemed	35,748	69,193	46,453
Accrued expenses and other payables:
Distribution fees	12,994	21,846	17,128
Transfer agent fees	10,369	14,751	12,723
Investment advisory fees	2,957	4,542	3,775
Printing fees	2,530	2,963	3,208
Administrative services fees	339	845	979
Administration fees	521	795	660
Fund accounting fees	371	584	481
Legal fees	230	403	320
Custodian fees	122	182	305
Other	12,037	22,086	16,219

Total liabilities	555,936	409,664	1,606,993

Net Assets	$23,042,629	$35,176,018	$29,464,450

Cost:
Investments	$14,719,478	$19,487,888	$15,586,089
Investments in affiliates	6,959,547	12,790,155	10,482,672
Repurchase agreements	252,000	412,000	1,333,000
Represented by:
Capital	$43,696,012	$35,514,718	$33,057,465
Accumulated net investment income/(loss)	18,039	83,601	34,604
Accumulated net realized loss from investments	(21,794,264)	(2,734,374)	(5,881,434)
Net unrealized appreciation on investments	1,122,842	2,312,073	2,253,815

Net Assets	$23,042,629	$35,176,018	$29,464,450

Net Assets:
Class A Shares	$6,418,466	$10,537,787	$11,681,505
Class C Shares	13,367,551	22,487,613	16,889,533
Class R Shares	277,112	384,396	287,960
Institutional Service Class Shares	9,935	9,957	9,908
Institutional Class Shares	2,969,565	1,756,265	595,544

Total	$23,042,629	$35,176,018	$29,464,450

Annual Report 2012

18

Statements of Assets and Liabilities (concluded)

October 31, 2012

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	551,212	876,270		1,014,273
Class C Shares	1,179,989	1,904,828		1,491,882
Class R Shares	23,874	32,185		25,102
Institutional Service Class Shares	847	829		864
Institutional Class Shares	253,165	146,218		51,922

Total	2,009,087	2,960,330		2,584,043

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.64	$12.03	(a)	$11.52	(a)
Class C Shares (b)	$11.33	$11.81	(a)	$11.32
Class R Shares	$11.61	$11.94		$11.47
Institutional Service Class Shares	$11.73	$12.01	(a)	$11.47
Institutional Class Shares	$11.73	$12.01		$11.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.35	$12.76		$12.22
Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%

(a)	The NAV shown above differs from the traded NAV on October 31, 2012 due to financial statement rounding and/or financial statement adjustments.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

2012 Annual Report

19

Statements of Operations

For the Year Ended October 31, 2012

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
INVESTMENT INCOME:
Dividend income	$359,407	$542,711	$376,509
Dividend income from affiliates	179,618	265,757	218,619
Interest income	90	158	163

	539,115	808,626	595,291

EXPENSES:
Investment advisory fees	37,140	45,044	36,856
Administration fees	6,446	7,812	6,393
Distribution fees Class A	17,082	22,927	24,961
Distribution fees Class C	149,052	193,066	144,225
Distribution fees Class R	1,320	1,945	159
Administrative services fees Class A	1,323	2,909	2,852
Administrative services fees Class R	418	945	44
Registration and filing fees	61,700	61,878	61,940
Transfer agent fees	60,798	54,978	46,964
Audit fees	18,667	18,667	18,667
Printing fees	17,239	13,224	11,242
Fund accounting fees	2,071	2,506	2,122
Trustee fees	1,134	1,363	1,118
Legal fees	1,115	1,358	1,103
Custodian fees	1,046	1,148	1,337
Other	7,624	8,855	8,040

Total expenses before reimbursed/waived expenses	384,175	438,625	368,023
Expenses reimbursed/waived by investment advisor	(153,080)	(141,760)	(134,356)

Net expenses	231,095	296,865	233,667

Net Investment Income	308,020	511,761	361,624

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	26,946	18,011	19,658
Realized gain distributions from underlying non-affiliated funds	78,170	10,936	4,524
Realized gain from investment transactions from affiliated funds	698,117	1,031,862	1,355,996
Realized gain from investment transactions from non-affiliated funds	724,942	1,417,592	1,495,385

Net realized gain from investments	1,528,175	2,478,401	2,875,563

Net change in unrealized appreciation/depreciation on investment transactions	(43,757)	(1,024,578)	(1,657,375)

Net realized/unrealized gain from investments	1,484,418	1,453,823	1,218,188

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,792,438	$1,965,584	$1,579,812

See accompanying notes to financial statements.

Annual Report 2012

20

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$308,020	$496,752	$511,761	$569,424	$361,624	$423,414
Net realized gain/(loss) from investments	1,528,175	(12,766)	2,478,401	2,469,679	2,875,563	1,606,273
Net change in unrealized appreciation/depreciation on investments	(43,757)	(828,267)	(1,024,578)	(2,419,792)	(1,657,375)	(1,470,331)

Changes in net assets resulting from operations	1,792,438	(344,281)	1,965,584	619,311	1,579,812	559,356

Distributions to Shareholders From:
Net investment income:
Class A	(104,949)	(142,392)	(176,783)	(214,405)	(176,446)	(204,878)
Class B(a)	–	(35,462)	–	(14,614)	–	(21,248)
Class C	(169,732)	(261,654)	(244,977)	(304,357)	(158,307)	(193,823)
Class R	(3,184)	(6,069)	(5,747)	(14,431)	(339)	(314)
Institutional Class	(49,742)	(65,327)	(24,224)	(25,052)	(2,391)	(96)

Change in net assets from shareholder distributions	(327,607)	(510,904)	(451,731)	(572,859)	(337,483)	(420,359)

Change in net assets from capital transactions	(6,159,870)	(9,760,429)	2,617,931	(12,301,607)	2,421,994	(7,195,798)

Change in net assets	(4,695,039)	(10,615,614)	4,131,784	(12,255,155)	3,664,323	(7,056,801)

Net Assets:
Beginning of year	27,737,668	38,353,282	31,044,234	43,299,389	25,800,127	32,856,928

End of year	$23,042,629	$27,737,668	$35,176,018	$31,044,234	$29,464,450	$25,800,127

Accumulated net investment income/(loss) at end of year	$18,039	$–	$83,601	$17,961	$34,604	$7,604

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

21

Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,175,556	$1,396,141	$2,097,520	$2,735,094	$805,168	$1,707,326
Proceeds from conversion of Class B Shares(a)	–	3,017,842	–	1,966,804	–	2,832,641
Proceeds of shares issued in connection with fund merger	–	–	2,069,418	–	3,276,509	–
Dividends reinvested	61,259	87,278	112,685	122,490	130,499	158,226
Cost of shares redeemed(b)	(2,878,621)	(4,493,653)	(3,438,195)	(8,344,351)	(3,785,099)	(6,661,059)

Total Class A	(1,641,806)	7,608	841,428	(3,519,963)	427,077	(1,962,866)

Class B Shares(a)
Proceeds from shares issued	–	36,732	–	11,090	–	7,816
Dividends reinvested	–	13,658	–	9,632	–	14,001
Cost of shares converted to Class A Shares	–	(3,017,842)	–	(1,966,804)	–	(2,832,641)
Cost of shares redeemed(b)	–	(467,721)	–	(149,875)	–	(148,126)

Total Class B	–	(3,435,173)	–	(2,095,957)	–	(2,958,950)

Class C Shares
Proceeds from shares issued	357,920	852,809	1,154,185	2,984,504	758,967	2,376,148
Proceeds of shares issued in connection with fund merger	–	–	5,693,309	–	4,353,667	–
Dividends reinvested	67,099	95,187	138,217	162,270	78,544	88,983
Cost of shares redeemed(b)	(4,748,476)	(7,094,503)	(5,843,213)	(8,592,800)	(4,044,900)	(4,754,465)

Total Class C	(4,323,457)	(6,146,507)	1,142,498	(5,446,026)	1,146,278	(2,289,334)

Class R Shares
Proceeds from shares issued	34,002	184,842	68,140	145,370	231,837	38,768
Proceeds of shares issued in connection with fund merger	–	–	–	–	47,305	–
Dividends reinvested	–	–	2,848	5,187	147	144
Cost of shares redeemed(b)	(27,851)	(324,405)	(115,198)	(968,094)	(16,435)	(29,064)

Total Class R	6,151	(139,563)	(44,210)	(817,537)	262,854	9,848

Institutional Service Class Shares
Proceeds from shares issued	10,000	–	10,000	–	10,000	–

Total Institutional Service Class	10,000	–	10,000	–	10,000	–

Institutional Class Shares
Proceeds from shares issued	952,179	1,300,693	487,817	213,087	488,292	5,461
Proceeds of shares issued in connection with fund merger	–	–	608,092	–	86,825	–
Dividends reinvested	5,034	3,140	9,756	8,734	2,163	43
Cost of shares redeemed(b)	(1,167,971)	(1,350,627)	(437,450)	(643,945)	(1,495)	–

Total Institutional Class	(210,758)	(46,794)	668,215	(422,124)	575,785	5,504

Change in net assets from capital transactions:	$(6,159,870)	$(9,760,429)	$2,617,931	$(12,301,607)	$2,421,994	$(7,195,798)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

22

Statements of Changes in Net Assets (concluded)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

SHARE TRANSACTIONS:
Class A Shares
Issued	105,340	120,346	181,825	235,577	72,067	152,098
Issued in conversion from Class B Shares(a)	–	258,820	–	168,247	–	250,455
Issued in connection with fund merger	–	–	171,012	–	281,205	–
Reinvested	5,627	7,888	9,767	10,697	11,856	14,406
Redeemed	(257,452)	(389,608)	(295,923)	(720,537)	(339,823)	(593,835)

Total Class A Shares	(146,485)	(2,554)	66,681	(306,016)	25,305	(176,876)

Class B Shares(a)
Issued	–	3,278	–	989	–	719
Reinvested	–	1,233	–	858	–	1,290
Redeemed in conversion to Class A Shares	–	(265,360)	–	(171,357)	–	(254,227)
Redeemed	–	(41,499)	–	(13,234)	–	(13,674)

Total Class B Shares	–	(302,348)	–	(182,744)	–	(265,892)

Class C Shares
Issued	33,398	75,881	101,352	261,646	69,732	216,237
Issued in connection with fund merger	–	–	478,880	–	379,828	–
Reinvested	6,370	8,617	12,243	14,434	7,275	8,229
Redeemed	(437,630)	(636,102)	(510,517)	(756,783)	(368,570)	(435,108)

Total Class C Shares	(397,862)	(551,604)	81,958	(480,703)	88,265	(210,642)

Class R Shares
Issued	3,025	16,269	5,885	12,613	19,926	3,494
Issued in connection with fund merger	–	–	–	–	4,075	–
Reinvested	–	–	248	455	14	13
Redeemed	(2,480)	(28,436)	(10,166)	(83,072)	(1,521)	(2,552)

Total Class R Shares	545	(12,167)	(4,033)	(70,004)	22,494	955

Institutional Service Class Shares
Issued	847	–	829	–	864	–

Total Institutional Service Class Shares	847	–	829	–	864	–

Institutional Class Shares
Issued	83,770	111,846	42,126	18,438	43,676	483
Issued in connection with fund merger	–	–	50,329	–	7,485	–
Reinvested	447	284	836	763	187	4
Redeemed	(106,567)	(117,801)	(37,331)	(55,738)	(130)	–

Total Institutional Class Shares	(22,350)	(5,671)	55,960	(36,537)	51,218	487

Total change in shares:	(565,305)	(874,344)	201,395	(1,076,004)	188,146	(651,968)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Annual Report

23

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012(f)	$10.93	$0.18	$0.70	$0.88	$(0.17)	$–	$–	$(0.17)	$11.64
Year Ended October 31, 2011(f)	11.31	0.21	(0.38)	(0.17)	(0.21)	–	–	(0.21)	10.93
Year Ended October 31, 2010(f)	9.89	0.13	1.42	1.55	(0.12)	–	(0.01)	(0.13)	11.31
Year Ended October 31, 2009	8.46	0.09	1.41	1.50	(0.07)	–	–	(0.07)	9.89
Year Ended October 31, 2008	15.37	(0.09)	(5.10)	(5.19)	(0.83)	(0.79)	(0.10)	(1.72)	8.46
Class C Shares
Year Ended October 31, 2012(f)	10.67	0.10	0.68	0.78	(0.12)	–	–	(0.12)	11.33
Year Ended October 31, 2011(f)	11.03	0.14	(0.37)	(0.23)	(0.13)	–	–	(0.13)	10.67
Year Ended October 31, 2010(f)	9.66	0.04	1.39	1.43	(0.05)	–	(0.01)	(0.06)	11.03
Year Ended October 31, 2009	8.28	0.02	1.38	1.40	(0.02)	–	–	(0.02)	9.66
Year Ended October 31, 2008	15.10	(0.04)	(5.13)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	8.28
Class R Shares
Year Ended October 31, 2012(f)	10.90	0.14	0.71	0.85	(0.14)	–	–	(0.14)	11.61
Year Ended October 31, 2011(f)	11.26	0.21	(0.42)	(0.21)	(0.15)	–	–	(0.15)	10.90
Year Ended October 31, 2010(f)	9.85	0.09	1.42	1.51	(0.09)	–	(0.01)	(0.10)	11.26
Year Ended October 31, 2009	8.43	0.06	1.42	1.48	(0.06)	–	–	(0.06)	9.85
Year Ended October 31, 2008	15.32	0.25	(5.44)	(5.19)	(0.81)	(0.79)	(0.10)	(1.70)	8.43
Institutional Service Class Shares
Period from September 24, 2012 through October 31, 2012(f)(g)(h)	11.81	0.01	(0.09)	(0.08)	–	–	–	–	11.73
Period from November 1, 2008 through April 22, 2009(f)(h)	8.50	0.01	(0.66)	(0.65)	(0.03)	–	–	(0.03)	7.82
Year Ended October 31, 2008(i)	15.43	0.62	(5.80)	(5.18)	(0.86)	(0.79)	(0.10)	(1.75)	8.50
Institutional Class Shares
Year Ended October 31, 2012(f)	11.00	0.22	0.71	0.93	(0.20)	–	–	(0.20)	11.73
Year Ended October 31, 2011(f)	11.38	0.25	(0.39)	(0.14)	(0.24)	–	–	(0.24)	11.00
Year Ended October 31, 2010(f)	9.96	0.12	1.45	1.57	(0.14)	–	(0.01)	(0.15)	11.38
Year Ended October 31, 2009	8.51	0.10	1.44	1.54	(0.09)	–	–	(0.09)	9.96
Year Ended October 31, 2008	15.45	0.74	(5.92)	(5.18)	(0.87)	(0.79)	(0.10)	(1.76)	8.51

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

24

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

8.14%		$6,418	0.52%	1.65%	1.14%	51.62%
(1.52%)		7,624	0.51%	1.85%	1.03%	26.76%
15.73%		7,919	0.51%	1.21%	1.02%	60.00%
17.87%		11,911	0.48%	1.04%	1.39%	7.39%
(37.55%)		18,574	0.46%	0.71%	0.75%	46.75%

7.39%		13,368	1.25%	0.93%	1.87%	51.62%
(2.14%)		16,828	1.25%	1.27%	1.77%	26.76%
14.84%		23,495	1.25%	0.42%	1.76%	60.00%
16.94%		26,250	1.25%	0.24%	2.16%	7.39%
(38.00%)		34,491	1.21%	(0.06%)	1.51%	46.75%

7.85	%(j)	277	0.91%	1.22%	1.53%	51.62%
(1.77%)		254	0.79%	1.80%	1.32%	26.76%
15.43%		400	0.75%	0.91%	1.26%	60.00%
17.65%		383	0.71%	0.73%	1.60%	7.39%
(37.69%)		382	0.71%	0.41%	1.03%	46.75%

(0.68%)		10	0.25%	0.56%	0.87%	51.62%
(7.67%)		1	0.25%	0.17%	1.39%	7.39%
(37.39%)		3	0.24%	0.70%	0.68%	46.75%

8.54	%(j)	2,970	0.25%	1.95%	0.87%	51.62%
(1.17%)		3,032	0.25%	2.15%	0.77%	26.76%
15.90%		3,200	0.25%	1.13%	0.76%	60.00%
18.24%		74	0.25%	1.08%	1.07%	7.39%
(37.37%)		3	0.22%	0.32%	0.80%	46.75%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	See Note 5 for Financial Highlight information prior to year ended October 31, 2008.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2012 Annual Report

25

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012(f)	$11.39	$0.25	$0.62	$0.87	$(0.23)	$–	$–	$(0.23)	$12.03
Year Ended October 31, 2011(f)	11.42	0.23	(0.03)	0.20	(0.23)	–	–	(0.23)	11.39
Year Ended October 31, 2010(f)	10.20	0.18	1.21	1.39	(0.17)	–	–	(0.17)	11.42
Year Ended October 31, 2009	8.79	0.17	1.41	1.58	(0.17)	–	–	(0.17)	10.20
Year Ended October 31, 2008	13.03	0.43	(3.27)	(2.84)	(0.65)	(0.74)	(0.01)	(1.40)	8.79
Class C Shares
Year Ended October 31, 2012(f)	11.18	0.17	0.61	0.78	(0.15)	–	–	(0.15)	11.81
Year Ended October 31, 2011(f)	11.22	0.15	(0.05)	0.10	(0.14)	–	–	(0.14)	11.18
Year Ended October 31, 2010(f)	10.03	0.09	1.20	1.29	(0.10)	–	–	(0.10)	11.22
Year Ended October 31, 2009	8.65	0.10	1.38	1.48	(0.10)	–	–	(0.10)	10.03
Year Ended October 31, 2008	12.85	0.31	(3.19)	(2.88)	(0.57)	(0.74)	(0.01)	(1.32)	8.65
Class R Shares
Year Ended October 31, 2012(f)	11.31	0.19	0.62	0.81	(0.18)	–	–	(0.18)	11.94
Year Ended October 31, 2011(f)	11.34	0.20	(0.06)	0.14	(0.17)	–	–	(0.17)	11.31
Year Ended October 31, 2010(f)	10.13	0.10	1.26	1.36	(0.15)	–	–	(0.15)	11.34
Year Ended October 31, 2009	8.75	0.12	1.42	1.54	(0.16)	–	–	(0.16)	10.13
Year Ended October 31, 2008	12.97	0.11	(2.97)	(2.86)	(0.61)	(0.74)	(0.01)	(1.36)	8.75
Institutional Service Class Shares
Period from September 24, 2012 through October 31, 2012(f)(g)(h)	12.06	0.03	(0.08)	(0.05)	–	–	–	–	12.01
Period from November 1, 2008 through April 22, 2009(f)(h)	8.77	0.06	(0.24)	(0.18)	(0.08)	–	–	(0.08)	8.51
Year Ended October 31, 2008(i)	13.02	0.34	(3.16)	(2.82)	(0.68)	(0.74)	(0.01)	(1.43)	8.77
Institutional Class Shares
Year Ended October 31, 2012(f)	11.38	0.28	0.61	0.89	(0.26)	–	–	(0.26)	12.01
Year Ended October 31, 2011(f)	11.41	0.26	(0.03)	0.23	(0.26)	–	–	(0.26)	11.38
Year Ended October 31, 2010(f)	10.19	0.17	1.25	1.42	(0.20)	–	–	(0.20)	11.41
Year Ended October 31, 2009	8.79	0.18	1.41	1.59	(0.19)	–	–	(0.19)	10.19
Year Ended October 31, 2008	13.03	0.66	(3.47)	(2.81)	(0.68)	(0.74)	(0.01)	(1.43)	8.79

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

26

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

7.73	%(j)	$10,538	0.53%	2.15%	1.00%	65.34%
1.71%		9,220	0.53%	1.99%	0.92%	26.55%
13.74%		12,744	0.51%	1.66%	0.88%	41.21%
18.18%		16,547	0.50%	1.87%	1.11%	32.11%
(24.18%)		14,082	0.48%	2.33%	0.81%	53.11%

7.01	%(j)	22,488	1.25%	1.45%	1.72%	65.34%
1.01%		20,388	1.25%	1.27%	1.65%	26.55%
12.94%		25,853	1.25%	0.86%	1.61%	41.21%
17.23%		27,321	1.25%	1.12%	1.87%	32.11%
(24.76%)		29,025	1.22%	1.58%	1.55%	53.11%

7.20%		384	0.99%	1.63%	1.46%	65.34%
1.26%		410	0.87%	1.77%	1.27%	26.55%
13.51%		1,205	0.78%	0.97%	1.15%	41.21%
17.87%		184	0.70%	1.26%	1.15%	32.11%
(24.37%)		62	0.70%	2.57%	1.01%	53.11%

(0.41	%)(j)	10	0.25%	2.52%	0.72%	65.34%
(1.99%)		1	0.25%	1.50%	0.95%	32.11%
(24.08%)		1	0.26%	2.56%	0.56%	53.11%

7.95%		1,756	0.25%	2.39%	0.72%	65.34%
2.00%		1,027	0.25%	2.25%	0.64%	26.55%
14.03%		1,447	0.25%	1.58%	0.54%	41.21%
18.36%		180	0.25%	1.98%	0.79%	32.11%
(23.97%)		18	0.22%	1.65%	0.79%	53.11%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	See Note 5 for Financial Highlight information prior to year ended October 31, 2008.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2012 Annual Report

27

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2012(f)	$10.87	$0.21	$0.64	$0.85	$(0.20)	$–	$–	$(0.20)	$11.52
Year Ended October 31, 2011(f)	10.88	0.20	(0.03)	0.17	(0.18)	–	–	(0.18)	10.87
Year Ended October 31, 2010(f)	9.50	0.12	1.37	1.49	(0.11)	–	–	(0.11)	10.88
Year Ended October 31, 2009(f)	8.15	0.11	1.35	1.46	(0.11)	–	–	(0.11)	9.50
Year Ended October 31, 2008	13.84	0.24	(4.12)	(3.88)	(0.81)	(0.95)	(0.05)	(1.81)	8.15
Class C Shares
Year Ended October 31, 2012(f)	10.69	0.13	0.62	0.75	(0.12)	–	–	(0.12)	11.32
Year Ended October 31, 2011(f)	10.72	0.12	(0.03)	0.09	(0.12)	–	–	(0.12)	10.69
Year Ended October 31, 2010(f)	9.37	0.05	1.35	1.40	(0.05)	–	–	(0.05)	10.72
Year Ended October 31, 2009(f)	8.04	0.05	1.33	1.38	(0.05)	–	–	(0.05)	9.37
Year Ended October 31, 2008	13.68	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	8.04
Class R Shares
Year Ended October 31, 2012(f)	10.83	0.15	0.66	0.81	(0.17)	–	–	(0.17)	11.47
Year Ended October 31, 2011(f)	10.83	0.14	0.01	0.15	(0.15)	–	–	(0.15)	10.83
Year Ended October 31, 2010(f)	9.45	0.09	1.38	1.47	(0.09)	–	–	(0.09)	10.83
Year Ended October 31, 2009(f)	8.10	0.12	1.32	1.44	(0.09)	–	–	(0.09)	9.45
Year Ended October 31, 2008	13.79	0.73	(4.65)	(3.92)	(0.77)	(0.95)	(0.05)	(1.77)	8.10
Institutional Service Class Shares
Period from September 24, 2012 through October 31, 2012(f)(g)(h)	11.58	0.01	(0.12)	(0.11)	–	–	–	–	11.47
Period from November 1, 2008 through April 22, 2009(f)(g)	8.16	0.03	(0.45)	(0.42)	(0.06)	–	–	(0.06)	7.68
Year Ended October 31, 2008(i)	13.86	0.29	(4.15)	(3.86)	(0.84)	(0.95)	(0.05)	(1.84)	8.16
Institutional Class Shares
Year Ended October 31, 2012(f)	10.83	0.19	0.68	0.87	(0.23)	–	–	(0.23)	11.47
Year Ended October 31, 2011(f)	10.92	0.20	(0.08)	0.12	(0.21)	–	–	(0.21)	10.83
Year Ended October 31, 2010(f)	9.50	0.15	1.41	1.56	(0.14)	–	–	(0.14)	10.92
Period from July 29, 2009 through October 31, 2009(f)(j)	8.94	0.02	0.57	0.59	(0.03)	–	–	(0.03)	9.50
Period from November 1, 2008 through April 22, 2009(f)(j)	8.17	0.05	(0.48)	(0.43)	(0.04)	–	–	(0.04)	7.70
Year Ended October 31, 2008	13.88	0.30	(4.17)	(3.87)	(0.84)	(0.95)	(0.05)	(1.84)	8.17

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2012

28

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

7.93	%(k)	$11,682	0.53%	1.90%	1.08%	60.45%
1.67%		10,755	0.54%	1.83%	1.00%	20.14%
15.81%		12,684	0.53%	1.15%	0.99%	56.29%
18.07%		11,500	0.52%	1.32%	1.42%	27.48%
(31.82%)		10,154	0.48%	1.46%	0.89%	44.74%

7.10%		16,890	1.25%	1.18%	1.80%	60.45%
0.95%		15,009	1.25%	1.12%	1.72%	20.14%
15.03%		17,300	1.25%	0.48%	1.71%	56.29%
17.25%		15,594	1.25%	0.61%	2.16%	27.48%
(32.32%)		16,045	1.22%	0.70%	1.64%	44.74%

7.55%		288	0.89%	1.38%	1.44%	60.45%
1.42%		28	0.79%	1.23%	1.26%	20.14%
15.68%		18	0.75%	0.89%	1.22%	56.29%
17.92%		10	0.70%	1.56%	1.60%	27.48%
(32.16%)		48	0.76%	0.76%	1.49%	44.74%

(0.95%)		10	0.25%	1.13%	0.80%	60.45%
(5.19%)		1	0.25%	1.54%	1.19%	27.48%
(31.66%)		1	0.25%	1.71%	0.71%	44.74%

8.18%		596	0.25%	1.65%	0.80%	60.45%
1.40%		8	0.25%	1.83%	0.72%	20.14%
16.18%		2	0.25%	1.46%	0.70%	56.29%
6.55%		2	0.25%	0.97%	1.10%	27.48%
(5.19%)		–	0.25%	1.54%	1.19%	27.48%
(31.69%)		1	0.21%	1.75%	0.55%	44.74%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(h)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(i)	See Note 5 for Financial Highlight information prior to year ended October 31, 2008.
(j)	There were no shareholders in the class for the period from April 23, 2009 through July 28, 2009. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.
(k)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2012 Annual Report

29

Notes to Financial Statements

October 31, 2012

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2012, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2012, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”) (formerly Aberdeen Optimal Allocations Fund: Specialty)*
–	Aberdeen Diversified Income Fund (“Diversified Income Fund”) (formerly Aberdeen Optimal Allocations Fund: Moderate)**
–	Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”) (formerly Aberdeen Optimal Allocations Fund: Moderate Growth)***

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

*	Effective September 24, 2012, the Aberdeen Optimal Allocations Fund: Specialty changed its name to Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”) and changed its investment objectives and strategies.
**	On September 24, 2012, the Aberdeen Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate Fund”) acquired the assets and assumed the liabilities of the Aberdeen Optimal Allocations Fund: Defensive (“Optimal Allocations Defensive Fund”). The Optimal Allocations Moderate Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, shareholders of the Optimal Allocations Defensive Fund’s Class A, Class C and Institutional Class shares received Class A, Class C and Institutional Class shares of the Optimal Allocations Moderate Fund, respectively.

The following is a summary of the net assets converted and net asset value per share issued as of September 24, 2012.

	Shares Issued of the Optimal Allocations Moderate Fund	Net Assets Reorganized from the Optimal Allocations Defensive Fund	Net Asset Value Per Shares Issued of the Optimal Allocations Moderate Fund
Class A	171,012	$2,069,418	$12.10
Class C	478,880	5,693,309	11.89
Institutional Class	50,329	608,092	12.08

Effective upon the closing of the reorganization, the Optimal Allocations Moderate Fund changed its name to Aberdeen Diversified Income Fund (“Diversified Income Fund”) and changed its investment objectives and strategies.

***	On September 24, 2012, the Aberdeen Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Moderate Growth Fund”) acquired the assets and assumed the liabilities of the Aberdeen Optimal Allocations Fund: Growth (“Optimal Allocations Growth Fund”). The Optimal Allocations Moderate Growth Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, shareholders of the Optimal Allocations Growth Fund’s Class A, Class C, Class R and Institutional Class shares received Class A, Class C, Class R and Institutional Class shares of the Optimal Allocations Moderate Growth Fund, respectively.

The following is a summary of the net assets converted and net asset value per share issued as of September 24, 2012.

	Shares Issued of the Aberdeen Optimal Allocations Moderate Growth Fund	Net Assets Reorganized from the Aberdeen Optimal Allocations Growth Fund	Net Asset Value Per Shares Issued of the Aberdeen Optimal Allocations Moderate Growth Fund
Class A	281,205	$3,276,509	$11.65
Class C	379,828	4,353,667	11.46
Class R	4,075	47,305	11.61
Institutional Class	7,485	86,825	11.60

Annual Report 2012

30

Notes to Financial Statements (continued)

October 31, 2012

Effective upon the closing of the reorganization, the Optimal Allocations Moderate Growth Fund changed its name to Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”) and changed its investment objectives and strategies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

(a)	Security Valuation

The Funds are required to value their securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. Closed-end mutual funds and exchange traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price. Fair valuation factors are provided by an independent pricing service provider. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price and classified as a Level 1 investment. A security that applies a fair valuation factor is generally a Level 2 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the fair value of a security is determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

2012 Annual Report

31

Notes to Financial Statements (continued)

October 31, 2012

The following is a summary of the inputs used as of October 31, 2012 in valuing the Funds’ investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3– Significant Unobservable Inputs ($)	Total ($)
Diversified Alternatives Fund
Investments in Securities
Mutual Funds	17,053,243	–	–	17,053,243
Exchange Traded Funds	5,748,624	–	–	5,748,624
Repurchase Agreement	–	252,000	–	252,000

	22,801,867	252,000	—	23,053,867

Diversified Income Fund
Investments in Securities
Mutual Funds	22,267,648	–	–	22,267,648
Exchange Traded Funds	12,322,468	–	–	12,322,468
Repurchase Agreement	–	412,000	–	412,000

	34,590,116	412,000	–	35,002,116

Dynamic Allocation Fund
Investments in Securities
Mutual Funds	18,021,394	–	–	18,021,394
Exchange Traded Funds	10,301,182	–	–	10,301,182
Repurchase Agreement	–	1,333,000	–	1,333,000

	28,322,576	1,333,000	–	29,655,576

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2012, there were no transfers between fair value measurement levels. For the year ended October 31, 2012, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Security Transactions, Investment Income and Expenses

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using

Annual Report 2012

32

Notes to Financial Statements (continued)

October 31, 2012

the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(e)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

(f)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(g)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee paid monthly of 0.15% based on the Fund’s average daily net assets, paid monthly.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the date listed below, and can only be terminated by the Board. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses, 12b-1 fees, administrative services fees and extraordinary expenses), that accrue daily, from exceeding 0.25%, effective through February 27, 2014.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 unless:

(i)	the Fund’s assets exceed $100 million;
(ii)	the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and
(iii)	the payment of such reimbursement is approved by the Board on a quarterly basis.

For fees waived after March 1, 2011 no reimbursement will be made unless:

(i)	the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and
(ii)	the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

2012 Annual Report

33

Notes to Financial Statements (continued)

October 31, 2012

As of October 31, 2012, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2010 (Expires 10/31/13)	Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Fiscal Year 2012 (Expires 10/31/15)	Total*
Diversified Alternatives Fund	$205,186	$177,650	$153,080	$535,916
Diversified Income Fund	159,771	149,806	141,760	451,337
Dynamic Allocation Fund	145,438	143,809	134,356	423,603

*	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to a per fund annual minimum fee.

(c)	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust, which have a maximum front-end sales charge of 5.75% and 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the year ended October 31, 2012, AFD retained commissions of $154,087 from front-end sales charges of Class A shares and from CDSC fees from Class C (and certain Class A) shares of the Trust.

Annual Report 2012

34

Notes to Financial Statements (continued)

October 31, 2012

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2012 were as follows:

Fund	Amount
Diversified Alternatives Fund	$1,741
Diversified Income Fund	3,854
Dynamic Allocation Fund	2,896

4. Investment Transactions

Purchases and sales of Underlying Funds for the year ended October 31, 2012, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$12,719,369	$19,273,244
Diversified Income Fund	19,635,077	26,112,187
Dynamic Allocation Fund	14,883,954	21,313,288

5. Financial Highlights

The Financial Highlights of the Institutional Service Class for each of the Diversified Alternatives Fund, Diversified Income Fund and Dynamic Allocations Fund prior to fiscal year end October 31, 2008 were as follows:

Diversified Alternatives Fund

	Investment Activities				Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2007(f)	$13.24	0.14	2.66	2.80	(0.47)	(0.14)	–	(0.61)	$15.43	21.90%	$2	0.24%	1.01%	0.46%	24.54%
Year Ended October 31, 2006	$11.56	0.08	2.22	2.30	(0.49)	(0.13)	–	(0.62)	$13.24	20.63%	$1	0.34%	0.50%	0.70%	13.76%
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52	(0.30)	–	–	(0.30)	$11.56	14.92%	$1	0.33%	2.98%	1.94%	28.77%
Period Ended October 31, 2004(g)	$10.00	0.01	0.33	0.34	–	–	–	–	$10.34	3.40%	$1	0.40%	0.27%	12.12%	7.19%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts designated as “–” are $0 or round to $0.

2012 Annual Report

35

Notes to Financial Statements (continued)

October 31, 2012

Diversified Income Fund

	Investment Activities				Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2007(f)	$11.84	0.27	1.49	1.76	(0.40)	(0.18)	–	(0.58)	$13.02	15.35%	$1	0.25%	2.22%	0.60%	70.87%
Year Ended October 31, 2006	$11.04	0.24	1.21	1.45	(0.54)	(0.11)	–	(0.65)	$11.84	13.64%	$1	0.33%	1.99%	0.85%	34.82%
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06	(0.31)	(0.01)	–	(0.32)	$11.04	10.39%	$1	0.34%	2.83%	3.93%	61.59%
Period Ended October 31, 2004(g)	$10.00	0.04	0.26	0.30	–	–	–	–	$10.30	3.00%	$1	0.40%	1.22%	12.23%	7.57%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts designated as “–” are $0 or round to $0.

Dynamic Allocations Fund

	Investment Activities				Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2007(f)	$12.23	0.19	2.06	2.25	(0.39)	(0.23)	–	(0.62)	$13.86	19.08%	$2	0.24%	1.52%	0.59%	63.01%
Year Ended October 31, 2006	$11.23	0.17	1.56	1.73	(0.58)	(0.15)	–	(0.73)	$12.23	16.06%	$1	0.36%	1.19%	0.91%	32.64%
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)	–	–	(0.29)	$11.23	13.00%	$1	0.34%	2.69%	4.45%	47.04%
Period Ended October 31, 2004(g)	$10.00	0.02	0.19	0.21	–	–	–	–	$10.21	2.10%	$1	0.40%	–	12.62%	9.79%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts designated as “–” are $0 or round to $0.

Annual Report 2012

36

Notes to Financial Statements (continued)

October 31, 2012

6. Portfolio Investment Risks

(a)	Risks Associated with Fund of Funds

The cost of investing in a fund of funds may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force a Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, each Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(b)	Risks Associated with Investing in Affiliated Funds

The Fund’s Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Fund’s Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds.

(c)	Risks Associated with European Markets

A number of countries in Europe have experienced and continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Please read the prospectus for more detailed information regarding these risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of October 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified Alternatives Fund	$22,267,451	$936,747	$(150,331)	$786,416
Diversified Income Fund	33,023,975	2,025,001	(46,860)	1,978,141
Dynamic Allocation Fund	27,665,547	2,125,305	(135,276)	1,990,029

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$327,607	$–	$327,607	$–	$–	$327,607
Diversified Income Fund	451,731	–	451,731	–	–	451,731
Dynamic Allocation Fund	337,483	–	337,483	–	–	337,483

Amounts listed as “–” are $0 or round to $0.

2012 Annual Report

37

Notes to Financial Statements (continued)

October 31, 2012

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$510,904	$–	$510,904	$–	$–	$510,904
Diversified Income Fund	572,859	–	572,859	–	–	572,859
Dynamic Allocation Fund	420,359	–	420,359	–	–	420,359

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Diversified Alternatives Fund	$–	$18,039	$–	$–	$–	$(21,457,839)	$786,416	$(20,653,384)
Diversified Income Fund	–	83,601	–	–	–	(2,400,443)	1,978,141	(338,701)
Dynamic Allocation Fund	–	34,604	–	–	–	(5,617,645)	1,990,029	(3,593,012)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2012, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Diversified Alternatives Fund	$13,121	2016
Diversified Alternatives Fund	13,407,297	2017
Diversified Alternatives Fund	6,953,184	2018
Diversified Alternatives Fund	1,084,237	2019
Diversified Income Fund	2,037,071	2017
Diversified Income Fund	363,371	2018
Dynamic Allocation Fund	937,960	2016
Dynamic Allocation Fund	2,656,967	2017
Dynamic Allocation Fund	2,022,718	2018

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Annual Report 2012

38

Notes to Financial Statements (continued)

October 31, 2012

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to capital losses acquired through reorganizations and reclassification of distributions received from investments in underlying funds. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Diversified Alternatives Fund	$–	$37,626	$(37,626)
Diversified Income Fund	93,524	5,610	(99,134)
Dynamic Allocation Fund	1,538,382	2,859	(1,541,241)

9. Significant Shareholders

As of October 31, 2012, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	54.3%	3
Diversified Income Fund	30.9	2
Dynamic Allocation Fund	32.0	2

10. Fund Reorganizations

Effective September 24, 2012, the Optimal Allocations Moderate Fund acquired all of the assets and assumed all of the liabilities of the Optimal Allocations Defensive Fund. The acquisition was accomplished by a tax-free exchange as follows:

781,864 shares of the Optimal Allocations Defensive Fund, fair valued at $8,370,819 for 700,221 shares of the Optimal Allocations Moderate Fund.

The investment portfolio and cash of the Optimal Allocations Defensive Fund, with a fair value of $8,370,819 were the principal assets acquired by the Optimal Allocations Moderate Fund. For financial reporting purposes, assets received and shares issued by the Optimal Allocations Moderate Fund were recorded at value; however, the cost basis of the investments received from the Optimal Allocations Defensive Fund was carried forward to align ongoing reporting of the Optimal Allocations Moderate Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Optimal Allocations Defensive Fund were $8,370,819.

Assuming that the Optimal Allocation merger had been completed on November 1, 2011, the pro forma results of operations for the year ended October 31, 2012 are as follows:

Net investment gain	$658,088
Net realized and unrealized loss from investments	1,899,699
Net increase in net assets resulting from operations	2,557,787

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the Optimal Allocations Defensive Fund that have been reflected in the statements of operations since September 24, 2012 for the Optimal Allocations Moderate Fund.

2012 Annual Report

39

Notes to Financial Statements (continued)

October 31, 2012

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Aberdeen Optimal Allocations Defensive Fund	Aberdeen Optimal Allocations Moderate Fund	Aberdeen Optimal Allocations Moderate Fund
Net Assets:
Class A/Class A	$2,069,418	$8,712,048	$10,781,466
Class C/Class C	5,693,309	17,992,167	23,685,476
Class R/Class R	–	407,837	407,837
Institutional Class/Institutional Class	608,092	1,273,901	1,881,993
Shares Outstanding:
Class A/Class A	192,139	719,944	890,957
Class C/Class C	533,196	1,513,371	1,992,251
Class R/Class R	–	33,930	33,930
Institutional Class/Institutional Class	56,528	105,434	155,762
Net Asset Value per Share:
Class A/Class A	10.77	12.10	12.10
Class C/Class C	10.68	11.89	11.89
Class R/Class R	–	12.02	12.02
Institutional Class/Institutional Class	10.76	12.08	12.08
Net unrealized appreciation/(depreciation)	654,617	2,785,738	3,440,355
Accumulated net realized gain/(loss)	(103,383)	(1,348,059)	(1,348,059)

Effective September 24, 2012, the Optimal Allocations Moderate Growth Fund acquired all of the assets and assumed all of the liabilities of the Optimal Allocations Growth Fund. The acquisition was accomplished by a tax-free exchange as follows:

710,236 shares of the Optimal Allocations Growth Fund, fair valued at $7,764,306 for 672,593 shares of the Optimal Allocations Moderate Growth Fund.

The investment portfolio and cash of the Optimal Allocations Growth Fund with a fair value of $7,764,306 were the principal assets acquired by the Optimal Allocations Moderate Growth Fund. For financial reporting purposes, assets received and shares issued by the Optimal Allocations Moderate Growth Fund were recorded at value; however, the cost basis of the investments received from the Optimal Allocations Growth Fund was carried forward to align ongoing reporting of the Optimal Allocations Moderate Growth Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Optimal Allocations Moderate Growth Fund acquired capital loss carryovers of $1,316,559 (subject to future annual limitations on usage). Immediately prior to the merger, the net assets of the Optimal Allocations Growth Fund were $7,764,306.

Assuming that the Optimal Allocation merger had been completed on November 1, 2011, the pro forma results of operations for the year ended October 31, 2012 are as follows:

Net investment gain	$473,937
Net realized and unrealized loss from investments	1,802,695
Net increase in net assets resulting from operations	2,276,632

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the Optimal Allocations Growth Fund that have been reflected in the statements of operations since September 24, 2012 for the Optimal Allocations Moderate Growth Fund.

Annual Report 2012

40

Notes to Financial Statements (concluded)

October 31, 2012

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Aberdeen Optimal Allocations Growth Fund	Aberdeen Optimal Allocations Moderate Growth Fund	Aberdeen Optimal Allocations Moderate Growth Fund
Net Assets:
Class A/Class A	$3,276,509	$9,041,752	$12,318,261
Class C/Class C	4,353,667	13,241,045	17,594,712
Class R/Class R	47,305	18,095	65,400
Institutional Class/Institutional Class	86,825	382,992	469,817
Shares Outstanding:
Class A/Class A	294,496	776,003	1,057,208
Class C/Class C	403,599	1,155,192	1,535,020
Class R/Class R	4,322	1,559	5,634
Institutional Class/Institutional Class	7,819	33,018	40,503
Net Asset Value per Share:
Class A/Class A	11.13	11.65	11.65
Class C/Class C	10.79	11.46	11.46
Class R/Class R	10.95	11.61	11.61
Institutional Class/Institutional Class	11.10	11.60	11.60
Net unrealized appreciation/(depreciation)	1,041,856	2,920,332	3,962,188
Accumulated net realized loss	(2,056,321)	(2,693,667)	(2,693,667)

11. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of October 31, 2012.

2012 Annual Report

41

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Diversified Alternatives Fund (formerly Aberdeen Optimal Allocations Fund: Specialty), Aberdeen Diversified Income Fund (formerly Aberdeen Optimal Allocations Fund: Moderate), and Aberdeen Dynamic Allocation Fund (formerly Aberdeen Optimal Allocations Fund: Moderate Growth), three of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 30, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, brokers and transfer agent of the underlying funds or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

Annual Report 2012

42

Other Tax Information (Unaudited)

For the period ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

For the year ended October 31, 2012, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Diversified Alternatives Fund	95.27%
Diversified Income Fund	39.64%
Dynamic Allocation Fund	54.00%

For the taxable year ended October 31, 2012, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Diversified Alternatives Fund	43.99%
Diversified Income Fund	25.09%
Dynamic Allocation Fund	37.11%

2012 Annual Report

43

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2012 and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2012	Actual Ending Account Value, October 31, 2012	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+[1]	Annualized Expense Ratio**
Aberdeen Diversified Alternatives Fund	Class A	$1,000.00	$1,020.60	$1,022.52	$2.64	$2.64	0.52%
	Class C	$1,000.00	$1,016.90	$1,018.85	$6.34	$6.34	1.25%
	Class R	$1,000.00	$1,019.10	$1,020.46	$4.72	$4.72	0.93%
	Institutional Service Class[2]	$1,000.00	$997.40	$1,023.88	$0.25	$1.27	0.25%
	Institutional Class	$1,000.00	$1,022.40	$1,023.88	$1.27	$1.27	0.25%
Aberdeen Diversified Income Fund	Class A	$1,000.00	$1,025.90	$1,022.47	$2.70	$2.69	0.53%
	Class C	$1,000.00	$1,021.90	$1,018.85	$6.35	$6.34	1.25%
	Class R	$1,000.00	$1,023.70	$1,019.96	$5.24	$5.23	1.03%
	Institutional Service Class	$1,000.00	$1,000.00	$1,023.88	$0.25	$1.27	0.25%
	Institutional Class	$1,000.00	$1,027.40	$1,023.88	$1.27	$1.27	0.25%
Aberdeen Dynamic Allocation Fund	Class A	$1,000.00	$1,019.70	$1,022.52	$2.64	$2.64	0.52%
	Class C	$1,000.00	$1,016.30	$1,018.85	$6.34	$6.34	1.25%
	Class R	$1,000.00	$1,018.40	$1,020.41	$4.77	$4.77	0.94%
	Institutional Service Class[2]	$1,000.00	$997.40	$1,023.88	$0.25	$1.27	0.25%
	Institutional Class	$1,000.00	$1,022.10	$1,023.88	$1.27	$1.27	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
1	Represents the hypothetical 5% return before expenses.
2	Information shown reflects values using the expense ratios and rates of return for the period September 24, 2012 (commencement of operations) to October 31, 2012.

Annual Report 2012

44

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 5, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”).

In connection with contract review meetings, the Board reviews a variety of information provided by the Adviser relating to the Funds, the Agreement and the Adviser, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreement to the Adviser; (v) a report prepared by the Adviser in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as: (i) the Adviser’s financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Adviser’s investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by the Adviser’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Adviser, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Adviser’s management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreement. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreement included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. The Adviser’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board was also mindful of the Adviser’s focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreement.

2012 Annual Report

45

Supplemental Information (Unaudited) (continued)

Investment performance of the Funds and the Adviser. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by the Adviser and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that the Adviser had commenced management of the each of the Funds only upon their reorganizations into the Trust and noted that performance comparisons over a shorter period of time are less meaningful than longer-term performance. The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance. The Trustees also considered the performance of the Adviser since it commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2012:

Aberdeen Diversified Alternatives Fund (formerly, Aberdeen Optimal Allocations Fund: Specialty). The Board noted that the Fund underperformed its peer group average for the 1- and 5- year periods and outperformed its peer group average for the 3- year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5- year periods. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s relative underperformance, as well as the peer group in which the Fund is placed. The Board also took into account potential actions that management was considering taking to address the Fund’s performance.

Aberdeen Diversified Income Fund (formerly, Aberdeen Optimal Allocations Fund: Moderate). The Board noted that the Fund underperformed its peer group average and benchmark for the 1- and 3- year periods, and outperformed its peer group average and benchmark for the 5- year period. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s relative underperformance for the more recent periods, as well as the peer group in which the Fund is placed. The Board also noted the Fund’s strong performance over the longer-term. The Board also took into account potential actions that management was considering taking to address the Fund’s performance.

Aberdeen Dynamic Allocation Fund (formerly, Aberdeen Optimal Allocations Fund: Moderate Growth). The Board noted that the Fund underperformed its peer group average and benchmark for the 1- and 3- year periods, and outperformed its peer group average and benchmark for the 5- year period. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s relative underperformance for the more recent periods, as well as the peer group in which the Fund is placed. The Board also noted the Fund’s strong performance over the longer-term. The Board also took into account potential actions that management was considering taking to address the Fund’s performance.

After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory, or where noted above, appropriate action was being taken to address performance, and supported the renewal of the Agreement.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by the Adviser to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Board also considered that the Adviser had entered into expense limitation agreements with the Funds, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of the Adviser and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding

Annual Report 2012

46

Supplemental Information (Unaudited) (continued)

adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and expense limitations with respect to the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen Diversified Alternatives Fund (Aberdeen Optimal Allocations Fund: Specialty). The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Diversified Income Fund (Aberdeen Optimal Allocations Fund: Moderate). The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Dynamic Allocation Fund (Aberdeen Optimal Allocations Fund: Moderate Growth). The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

After reviewing these and related factors, the Board concluded that the advisory fees were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to the Adviser and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Adviser, and supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Adviser. The Trustees also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by the Adviser under the Advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*        *        *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreement would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreement for an additional one-year period.

2012 Annual Report

47

Management of the Funds (Unaudited)

As of October 31, 2012

The names of the Trustees and officers of the Funds, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interest persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, on the Funds’ website at www.aberdeen-asset.com/us, or upon request at 1-866-667-9231.

Trustees and Officers of the Trust

Trustees who are not Interested Persons (As Defined in the 1940 Act) of the Trust
Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of a London AIM-listed company (healthcare software) and a UK based privately owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	28	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Current Director of Uranium Participation Corp. and Pizza Pizza Royalty Income Fund. Chair of Chorus Aviation Inc. and an Independent Review Committee member of Uranium Participation Corp. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	25	None.
Neville J. Miles Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	28	None.
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been a Director and Founding Partner of Toron Investment Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	28	None.

2012 Annual Report

48

Management of the Funds (Unaudited) (continued)

As of October 31, 2012

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) since 2006. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	28	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	25	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Prior to retiring, Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004. Mr. Solan served in several different positions with Ernst & Young from 1964 to 1998.	25	None.
Trustees who are Interested Persons (As Defined in the 1940 Act) of the Trust
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. Director (1991–present), Aberdeen Asset Management Asia Limited; and Director (2000–present), Aberdeen Asset Management Limited. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	29	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 25 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The Asia-Tigers Fund, Inc. and The India Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

Annual Report 2012

49

Management of the Funds (Unaudited) (continued)

As of October 31, 2012

Officers of the Trust
Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term Of Office*	Principal Occupation During Past 5 Years
Gary Marshall Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Vice President and Head of Compliance – US for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009–2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006–2009).
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Accounting for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

2012 Annual Report

50

Management of the Funds (Unaudited) (concluded)

As of October 31, 2012

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term Of Office*	Principal Occupation During Past 5 Years
Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since March 2007. Prior to that, Mr. Griffiths was Chief Executive Officer, Chief Investment Officer (UK) and Global Head of Fixed Income at AXA Investment Managers from January 2003 to March 2007.
Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, senior portfolio manager on the fixed income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen. Director, Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Mr. Young has been a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.
Megan Mooney Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Treasurer (Since June 2011)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Mooney joined Aberdeen Asset Management Inc. in 2009. Prior to joining Aberdeen Asset Management Inc., Ms. Mooney was an Investment Accountant Specialist at Nationwide Funds Group.
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. Griffiths, Mr. Young and Ms. Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc. and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex” as the Fund.

Annual Report 2012

51

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Adviser

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

AOE-0142-1212

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

Item 2. Code of Ethics.

(a) As of October 31, 2012, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). The Code of Ethics is included with this Form N-CSR as Exhibit 12(a)(1). During the period covered by the report, no material changes were made to the provisions of the Code of Ethics and the Registrant did not grant any waivers to the provisions of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “Audit Committee Financial Expert” serving on its Audit Committee. Mr. John F. Solan is the “Audit Committee Financial Expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		Current Year^	Previous Year^^
(a)	Audit Fees	$ 465,058	$ 500,925
(b)	Audit-Related Fees	$ 74,500	$ 31,000
(c)	Tax Fees	$ 160,800	$ 167,180
(d)	All Other Fees	$ -	$ -

^ Current year fees are fees in the fiscal year period from November 1, 2011 through October 31, 2012.

^^ Previous year fees are fees in the fiscal year period from November 1, 2010 through October 31, 2011.

(e)(1) Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Audit Committee (“Committee”) to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”), and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with Independence Standards Board (“ISB”) Standard No. 1. ISB No. 1 generally requires the auditor to annually: (1) disclose to the Committee all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm that, in its professional judgment, it is independent of the Trust within SEC regulations; and (3) discuss the auditor’s independence with the Committee. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended (the “1940 Act”), and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and Service Affiliates for the Registrant’s fiscal years ended October 31, 2012 and October 31, 2011 were $760,982 and $669,510, respectively. The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and Service Affiliates for the fiscal year ended October 31, 2011, as reported on the Form N-CSR filed on January 9, 2012 [SEC Accession No. 0001193125-12-006074], was incorrect, and should be replaced by $669,510, as reported in this Form N-CSR.

(h)

The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included as part of the Reports to Shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2012, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting. However, subsequent to the Registrant’s last fiscal half-year a control enhancement has been implemented related to the classification of brokerage expenses arising from short-selling activities.

Item 12. Exhibits.

(a)(1) The code of ethics of the Registrant as required by Rule 30a-2(a) under the 1940 Act is an exhibit to this report.

(a)(2) Certifications of the Registrant pursuant to Rule 30a-2(a) under the 1940 Act are exhibits to this report.

(a)(3) Not applicable.

(b) Certifications of the Registrant pursuant to Rule 30a-2(b) under the 1940 Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:	/s/ Gary Marshall
Gary Marshall,
Principal Executive Officer of Aberdeen Funds

Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gary Marshall
Gary Marshall,
Principal Executive Officer of Aberdeen Funds

Date: January 4, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of Aberdeen Funds

Date: January 4, 2013